                           PACIFIC HORIZON FUNDS, INC.

                           Class A and K Shares of the
    Corporate Bond Fund, Intermediate Bond (formerly, Flexible Bond) Fund and
                         U.S. Government Securities Fund




Form N-1A Item                                  Prospectus Caption
--------------                                  ------------------

Part A

1.   Cover Page...............................  Cover Page

2.   Synopsis.................................  Expense Summary

3.   Condensed Financial Information..........  Financial Highlights;
                                                Measuring Performance

4.   General Description of Registrant........  Description of Shares; Cover
                                                Page; Fund Investments; Types
                                                of Investments; Fundamental
                                                Limitations; Other Investment
                                                Practices and Considerations

5.   Management of the Fund...................  The Business of the Funds

5.A. Management's Discussion of
       Fund Performance.......................  *

6.   Capital Stock and Other
       Securities.............................  Description of Shares;
                                                Dividend and Distribution
                                                Policies; Tax Information

7.   Purchase of Securities Being
      Offered.................................  How to Buy Shares; Shareholder
                                                Services; The Business of the
                                                Funds; Plan Payments;
                                                Measuring Performance

8.   Redemption or Repurchase.................  How to Sell Shares;
                                                Shareholder Services; Plan
                                                Payments

9.   Pending Legal Proceedings................  *



----------
*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 24, 1997

      PACIFIC HORIZON CORPORATE BOND FUND
     PACIFIC HORIZON INTERMEDIATE BOND FUND
PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
Investment Portfolios Offered by Pacific Horizon
                   Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON CORPORATE BOND FUND (the "Corporate Bond Fund") is a diversified mutual fund whose investment objective is to provide investors with high current income consistent with reasonable investment risk. The Corporate Bond Fund seeks its objective through investment primarily in a diversified portfolio of investment grade corporate debt securities although it may invest a portion of its assets in other types of securities and money market instruments.

The PACIFIC HORIZON INTERMEDIATE BOND FUND, formerly Flexible Bond Fund (the "Intermediate Bond Fund"), is a diversified mutual fund whose investment objective is to obtain interest income and capital appreciation. The Intermediate Bond Fund seeks its objective by investing in investment grade intermediate and longer term bonds, including corporate and governmental fixed income obligations, mortgage-backed securities, municipal securities and cash equivalents.

The PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND (the "U.S. Government Securities Fund" and, collectively with the Corporate Bond and Intermediate Bond Funds, the "Funds") is a mutual fund whose investment objective is to provide investors with a high level of current income, consistent with preservation of capital. In seeking its investment objective, the U.S. Government Securities Fund invests principally in instruments issued by the Government National Mortgage Association, although it may invest a portion of its assets in other types of U.S. Government securities.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE INTERMEDIATE BOND FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "MASTER PORTFOLIO" WITH THE CORPORATE BOND FUND AND U.S. GOVERNMENT SECURITIES FUND (THE "PORTFOLIOS")) HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE INTERMEDIATE BOND FUND. THE INTERMEDIATE BOND FUND WILL PURCHASE SHARES OF THE MASTER PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE INTERMEDIATE BOND FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE MASTER PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND
CONSIDERATIONS -- MASTER-FEEDER STRUCTURE" ON PAGE 27 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
                                                           (Continued next page)
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURI-
TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risk, including the possible loss of principal.

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

This Prospectus describes two classes of shares. A Shares are sold with a front-end sales charge. K Shares are not subject to either a front-end sales charge or a contingent deferred sales charge.

The Funds are offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Portfolios' investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.

                                    CONTENTS

      EXPENSE SUMMARY                       2
      FINANCIAL HIGHLIGHTS                  5
      FUND INVESTMENTS                     13   INVESTMENT OBJECTIVES
                                           14   TYPES OF INVESTMENTS
                                           15   FUNDAMENTAL LIMITATIONS
                                           17   OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                    29   HOW TO BUY SHARES
                                           29   What Is My Minimum Investment In The Funds?
                                           29   What Alternative Sales Arrangements Are Available?
                                           29   How Are Shares Priced?
                                           32   How Do I Decide Whether To Buy A or K Shares?
                                           33   How Can I Buy Shares?
                                           34   What Price Will I Receive When I Buy Shares?
                                           35   What Else Should I Know To Make A Purchase?
                                           35   HOW TO SELL SHARES
                                           35   How Do I Redeem My Shares?
                                           37   What NAV Will I Receive For Shares I Want To Sell?
                                           38   What Kind Of Paperwork Is Involved In Selling
                                                Shares?
                                           38   How Quickly Can I Receive My Redemption
                                                Proceeds?
                                           38   Do I Have Any Reinstatement Privileges After I Have
                                                Redeemed Shares?
      DIVIDEND AND DISTRIBUTION
        POLICIES                           38
      SHAREHOLDER SERVICES                 39   CAN I USE THE FUNDS IN MY RETIREMENT PLAN?
                                           40   CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                ANOTHER?
                                           40   WHAT IS TELETRADE?
                                           41   CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                A REGULAR BASIS?
                                           41   WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                IMPLEMENT IT?
                                           41   CAN I ARRANGE PERIODIC WITHDRAWALS?
                                           41   CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER
                                                FUNDS?
                                           42   IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

      THE BUSINESS OF THE FUNDS            42   FUND MANAGEMENT
                                           42   Service Providers
      TAX INFORMATION                      45
      MEASURING PERFORMANCE                46
      DESCRIPTION OF SHARES                47
      PLAN PAYMENTS                        49
      APPENDIX A                           52
       DISTRIBUTOR:                             INVESTMENT ADVISER:
       Concord Financial Group, Inc.            Bank of America National Trust and Savings Association
       3435 Stelzer Road                        555 California Street
       Columbus, OH 43219-3035                  San Francisco, CA 94104

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. The Funds offer two classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 30 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds and payments by the Master Portfolio which are allocable to the Intermediate Bond Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of K Shares only), shareholder servicing, accounting and other services.
Below is a summary of the shareholder transaction expenses imposed by the Funds for A and K Shares reflecting the operating expenses (including the operating expenses of the Master Portfolio which are allocable to the Intermediate Bond
Fund) 1) expected to be incurred during the current fiscal year with respect to A and K Shares of the Intermediate Bond Fund and Corporate Bond Fund and 2) incurred during the last fiscal year with respect to A and K Shares of the U.S. Government Securities Fund. Actual expenses may vary. A hypothetical example based on the summary is also shown. Expenses of the Corporate Bond Fund are based upon historical costs for the Corporate Bond Fund which will differ from the historical costs of the Corporate Bond Fund's predecessor fund as a result of the change in organization of the Corporate Bond Fund from a closed-end fund to an open-end fund and the change from a master-feeder to a directly managed portfolio.

CORPORATE BOND FUND
           ---------------------------------------------------------

                                     A SHARES     K SHARES
                                     --------     -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%         None
  Maximum Sales Load Imposed on
   Reinvested Dividends                None          None
  Maximum Contingent Deferred Sales
   Load (as a percentage of original
   purchase price or redemption
   proceeds, whichever is lower)       None          None
  Redemption Fees                      None          None
  Exchange Fee                         None          None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
  Management Fees (After Fee
   Waivers)+                              0%           0%
  12b-1 Fees (or in the case of
   certain Class K Shares,
   Administrative Service Fees)
   (After Fee Waivers)*                   0%        0.50%
  Shareholder Services Fee*            0.25%        0.25%
  Other Expenses                       0.85%        0.85%
                                      -----        -----
  Total Operating Expenses
    (After Fee Waivers)+               1.10%        1.60%
                                      =====        =====

                                 -----------------------------------------------

+ Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.65% of the average net assets (annualized) and Total Operating Expenses for the Fund's A and K Shares would be 1.75% and 2.50% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Corporate Bond Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Corporate Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 56              $78              $ 103              $173
     K Shares                                  $ 16              $50              $  87              $190

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND
           ---------------------------------------------------------

                                     A SHARES     K SHARES
                                     --------     --------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%         None
  Maximum Sales Load Imposed on
    Reinvested Dividends                None         None
  Maximum Contingent Deferred Sales
   Load (as a percentage of original
   purchase price or redemption
   proceeds, whichever is lower)        None         None
  Redemption Fees                       None         None
  Exchange Fee                          None         None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
  Management Fees (After Fee
   Waivers)+                           0.16%        0.16%
  12b-1 Fees (or in the case of
   certain K Shares, Administrative
   Service Fees) (After Fee
   Waivers)*                              0%        0.50%
  Shareholder Services Fee (After
   Fee Waivers)*                       0.16%        0.16%
  Other Expenses                       0.63%        0.63%
                                       -----        -----
  Total Operating Expenses (After
   Fee Waivers)+                       0.95%        1.45%
                                       =====        =====

                                 -----------------------------------------------

+ Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.50% of the average net assets (annualized) and Total Operating Expenses for the Intermediate Bond Fund's A and K Shares would be 1.38% and 2.13% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Intermediate Bond Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. Absent fee waivers, Shareholder Services Fees for the Fund's A and K Shares would be 0.25% (annualized). For a further description of shareholder transaction expenses and the Intermediate Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 54              $74               $95               $156
     K Shares                                  $ 15              $46               $79               $174

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND
           ---------------------------------------------------------

                                     A SHARES     K SHARES
                                     --------     -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%         None
  Maximum Sales Load Imposed on
   Reinvested Dividends                 None         None
  Maximum Contingent Deferred Sales
   Load (as a percentage of original
   purchase price or redemption
   proceeds, whichever is lower)        None         None
  Redemption Fees                       None         None
  Exchange Fee                          None         None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
  Management Fees (After Fee
   Waivers)+                           0.15%        0.15%
  12b-1 Fees (or in the case of
   certain K Shares, Administrative
   Service Fees) (After Fee Waiver)*      0%        0.50%
  Shareholder Services Fee*            0.25%        0.25%
  Other Expenses                       0.45%        0.45%
                                        ----         ----
  Total Operating Expenses (After
    Fee Waivers)+                      0.85%        1.35%
                                        ====         ====

                                 -----------------------------------------------

+ Absent fee waivers, Management Fees for each class of shares of the Fund would be .55% of the average net assets (annualized) and Total Operating Expenses for the U.S. Government Securities Fund's A and K Shares would be 1.25% and 2.00% of average net assets, respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the U.S. Government Securities Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the U.S. Government Securities Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 53              $71               $90               $145
     K Shares                                  $ 14              $43               $74               $162

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.45%, 0.30% and 0.35% of the Corporate Bond Fund's, Master Portfolio's and U.S. Government Securities Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.20%, 0.15% and 0.20% of the Corporate Bond, Intermediate Bond and U.S. Government Securities Funds' respective average daily net assets and 0.05% of the Master Portfolio's average daily net assets.

The Board of Directors of the Company believes that the aggregate per share expenses of the Intermediate Bond Fund and the Master Portfolio in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Intermediate Bond Fund would incur if the Company retained the services of an investment adviser for that Fund and the assets of that Fund were invested directly in the type of securities held by its Master Portfolio. Further, the Directors believe that the shareholders of the Intermediate Bond Fund may participate in the ownership of a larger portfolio of securities than could be achieved directly by the Intermediate Bond Fund. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Master Portfolio will be realized, inasmuch as the Company is not aware of any other potential investor in the Master Portfolio.

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan with respect to K Shares. See the section entitled "How Do I Decide Whether to Buy A or K Shares?" below.

================================================================================
                              FINANCIAL HIGHLIGHTS

The Corporate Bond Fund commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Corporate Predecessor Fund"). Following its initial public sale of common shares in 1973, the Corporate Predecessor Fund did not regularly issue additional common shares except in connection with dividend reinvestments. On April 25, 1994, the Corporate Predecessor Fund was reorganized as a new open-end portfolio of the Company and, in connection with the reorganization, all of the assets and liabilities of the Corporate Predecessor Fund were transferred to the Corporate Bond Master Portfolio (as defined below). The Corporate Predecessor Fund received investment advisory services from Bank of America. Prior to September 1, 1996, the Corporate Bond Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company (the "Corporate Bond Master Portfolio") which had an identical investment objective. On September 1, 1996, the Fund withdrew its assets from the Corporate Bond Master Portfolio and invested them directly in portfolio securities.

The U.S. Government Securities Fund commenced operations on January 7, 1988 as The Horizon Capital GNMA Extra Fund (the "Government Predecessor Fund"), a separate portfolio of a Massachusetts business trust called The Horizon Capital Funds. On January 1, 1989 the Government Predecessor Fund changed its name to The Pacific Horizon GNMA Extra Fund, and on January 9, 1990 was reorganized as a portfolio of the Company. On June 28, 1991 the U.S. Government Securities Fund changed its name to the Pacific Horizon U.S. Government Securities Fund.

The tables below show certain information concerning the investment results of the Corporate Predecessor Fund for the periods ended on or prior to September 30, 1993; the combined investment results of the Corporate Bond Fund and the Corporate Predecessor Fund for the period October 1, 1993 through September 30, 1994; and the Corporate Bond Fund's investment results for the period October 1, 1994 through February 28, 1995, and the years ended February 29, 1996 and February 28, 1997. The tables below also show certain information concerning the Intermediate Bond Fund (formerly, the Flexible Bond Fund) for the years and period indicated. The tables below also show certain information concerning the investment results of the Government Predecessor Fund for the periods ended on or prior to August 31, 1989, the combined results of the U.S. Government Securities Fund and the Government Predecessor Fund for the period September 1, 1989 through February 28, 1990 and the U.S. Government Securities Fund's investment results for the seven fiscal years in the seven year period ended February 28, 1997. On July 22, 1996, each of the Funds initially funded K Shares. The information for the years and periods indicated was audited by Price Waterhouse LLP, the independent accountants for the Funds and the Predecessor Funds, whose unqualified reports on the financial statements containing such information for the five fiscal years or periods in the five year period ended February 28, 1997 are incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained free of charge by calling 800-332-3863.

                      PACIFIC HORIZON CORPORATE BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated.
--------------------------------------------------------------------------------

                                              FOR THE
                                               PERIOD
                      YEAR         YEAR       10/1/94                            YEAR ENDED SEPTEMBER 30
                      ENDED        ENDED      THROUGH      -------------------------------------------------------------------
                    2/28/97(A)    2/29/96     2/28/95       1994*      1993++      1992++      1991++      1990++      1989++
                    ---------     -------     --------     -------     -------     -------     -------     -------     -------
Net asset value,
 beginning of
 period              $ 16.09      $15.03      $ 14.86      $ 16.94     $ 16.12     $ 15.22     $ 14.79     $ 17.02     $ 17.56
                     -------      -------     -------      -------     -------     -------     -------     -------     -------
Income From
 Investment
Operations:
 Net investment
 income                 0.93        0.98         0.45         1.58        1.34        1.48        1.68        1.85        1.98
 Net realized and
 unrealized gains
 (losses) on
 investment
 transactions          (0.30)       1.11         0.17        (2.06)       0.82        0.95        0.52       (2.15)      (0.65)
                     -------      -------     -------      -------     -------     -------     -------     -------     -------
 Total income
 (loss) from
 investment
 operations             0.63        2.09         0.62        (0.48)       2.16        2.43        2.20       (0.30)       1.33
Less Dividends and
 Distributions:
 Dividends to
 shareholders from
 net investment
 income                (0.93)      (0.98)       (0.45)       (1.58)      (1.34)      (1.53)      (1.77)      (1.93)      (1.87)
 Dividends to
 shareholders from
 net realized gains
 on investment
 transactions             --       (0.05)          --        (0.02)         --          --          --          --          --
                     -------      -------     -------      -------     -------     -------     -------     -------     -------
Total Dividends and
 Distributions:        (0.93)      (1.03)       (0.45)       (1.60)      (1.34)      (1.53)      (1.77)      (1.93)      (1.87)
                     -------      -------     -------      -------     -------     -------     -------     -------     -------
Net change in net
 asset value per
 share                 (0.30)       1.06         0.17        (2.08)       0.82        0.90        0.43       (2.23)      (0.54)
Net asset value per
 share, end of
 period              $ 15.79      $16.09      $ 15.03      $ 14.86     $ 16.94     $ 16.12     $ 15.22     $ 14.79     $ 17.02
                     =======      =======     =======      =======     =======     =======     =======     =======     =======
Total Return+           4.13%      14.12%        4.26%       (2.29)%      7.05%      13.36%      36.64%     (15.11)%     13.95%
Ratios/Supplemental
 Data:
 Net assets, end of
 year (000)          $32,842      $32,387     $31,372      $33,046     $46,999     $44,642     $41,807     $40,528     $46,426
 Ratio of expenses
 to average net
 assets                 1.27%**     1.33% **     1.04% P**    0.91%**     1.02%       1.09%       1.09%       1.06%       1.05%
 Ratio of net
 investment income
 to average net
 assets                 6.01%**     6.12% **     7.32% P**    7.85%**     8.14%       9.42%      11.16%      11.65%      11.35%
Portfolio
 Turnover+++              59%        N/A          N/A          N/A      154.34%     251.97%      54.79%      83.92%      88.48%


                     1988++      1987++
                     -------     -------
Net asset value,
 beginning of
 period              $ 17.56     $ 17.72
                     -------     -------
Income From
 Investment
Operations:
 Net investment
 income                 1.88        2.17
 Net realized and
 unrealized gains
 (losses) on
 investment
 transactions           0.13       (0.17)
                     -------     -------
 Total income
 (loss) from
 investment
 operations             2.01        2.00
Less Dividends and
 Distributions:
 Dividends to
 shareholders from
 net investment
 income                (2.01)      (2.16)
 Dividends to
 shareholders from
 net realized gains
 on investment
 transactions             --          --
                     -------     -------
Total Dividends and
 Distributions:        (2.01)      (2.16)
                     -------     -------
Net change in net
 asset value per
 share                  0.00       (0.16)
Net asset value per
 share, end of
 period              $ 17.56     $ 17.56
                     =======     =======
Total Return+           0.10%      (6.03)%
Ratios/Supplemental
 Data:
 Net assets, end of
 year (000)          $47,881     $47,561
 Ratio of expenses
 to average net
 assets                 1.02%       1.12%
 Ratio of net
 investment income
 to average net
 assets                10.63%      12.04%
Portfolio
 Turnover+++          133.29%      79.41%

---------------

   + The total return figures do not include the effect of the maximum 4.50% sales charge on A Shares and are not annualized for the period October 1, 1994 through February 28, 1995.
  ++ The financial highlights for the years ended September 30, 1987, 1988, 1989, 1990, 1991, 1992 and 1993 are for
     Bunker Hill Income Securities, Inc., a closed-end fund.
 +++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Includes the combined results of operations of Bunker Hill Income Securities, Inc. and the Corporate Bond Fund.
  ** Reflects the Corporate Bond Fund's proportionate share of the Corporate Bond Master Portfolio's expenses and fee waivers and expense reimbursements by the Corporate Bond Master Portfolio's investment advisor and administrator and the Corporate Bond Fund's administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.61% for the period ended February 28, 1997 and 0.90% (annualized) for the periods ended
     February 29, 1996 and February 28, 1995, and 0.16% for the period ended February 28, 1994, respectively.
   P Annualized.
 N/A Not applicable.
 (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                      PACIFIC HORIZON CORPORATE BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                       PERIOD ENDED
                                                                                       FEBRUARY 28,
                                                                                         1997(A)
                                                                                       ------------
Net asset value per share, beginning of period                                            $15.56
                                                                                          ------
Income from Investment Operations:
  Net investment income                                                                     0.53
  Net realized and unrealized gains on investment transactions                              0.24
                                                                                          ------
     Total income from investment operations                                                0.77
                                                                                          ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                     (0.53)
  Distributions to shareholders from net realized gains on investment transactions            --
                                                                                          ------
Total dividends and distributions                                                          (0.53)
                                                                                          ------
Net change in net asset value per share                                                     0.24
                                                                                          ------
Net asset value per share, end of period                                                  $15.80
                                                                                          ======
Total Return                                                                                5.01%(b)
Ratios/Supplemental Data:
     Net assets at end of year (000)                                                      $  237
     Ratio of expenses to average net assets                                                1.64%(c)
     Ratio of net investment income to average net assets                                   5.60%(c)
     Ratio of expenses to average net assets*                                               2.25%(c)
     Ratio of net investment income to average net assets*                                  4.99%(c)
     Portfolio turnover rate**                                                                59%

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.
 (b) Not annualized.
 (c) Annualized.

                     PACIFIC HORIZON INTERMEDIATE BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                    FOR THE YEAR      FOR THE YEAR      FOR THE YEAR           FOR THE PERIOD
                                       ENDED             ENDED             ENDED              JANUARY 13, 1994
                                    FEBRUARY 28,      FEBRUARY 29,      FEBRUARY 28,          (INCEPTION DATE)
                                      1997(A)             1996              1995          THROUGH FEBRUARY 28, 1994
                                    ------------      ------------      ------------      -------------------------
Net asset value per share,
  beginning of period                 $   9.75          $   9.44           $ 9.81                  $ 10.00
                                       -------           -------           ------                   ------
Income from Investment
  Operations:
  Net investment income                   0.52              0.59             0.59                     0.08
  Net realized and unrealized
     gains (losses) on securities        (0.15)             0.33            (0.37)                   (0.19)
                                       -------           -------           ------                   ------
     Total income (loss) from
       investment operations              0.37              0.92             0.22                    (0.11)
                                       -------           -------           ------                   ------
Less Dividends and Distributions:
  Dividends to shareholders from
     net investment income               (0.52)            (0.59)           (0.59)                   (0.08)
  Distributions to shareholders
     from net realized gains on
     investment transactions             (0.06)            (0.02)              --                       --
                                       -------           -------           ------                   ------
Total dividends and distributions        (0.58)            (0.61)           (0.59)                   (0.08)
                                       -------           -------           ------                   ------
Net change in net asset value
  per share                              (0.21)             0.31            (0.37)                   (0.19)
                                       -------           -------           ------                   ------
Net asset value per share, end of
  period                               $  9.54           $  9.75           $ 9.44                   $ 9.81
                                       =======           =======           ======                   ======
Total Return++                            3.92%            10.45%            2.27%                   (1.10)%
Ratios/Supplemental Data:
     Net assets, end of period
       (000)                          $ 22,937          $ 13,179           $1,964                  $   356
     Ratio of expenses to average
       net assets*                        0.75%             0.27%            0.00%                    0.00%+
     Ratio of net investment
       income to average net
       assets*                            5.45%             6.13%            6.43%                    5.70%+

---------------

   * Reflects the Intermediate Bond Fund's proportionate share of the Master Portfolio's expenses and fee waivers and expense reimbursements by the Master Portfolio's investment adviser and administrator and the Intermediate Bond
     Fund's administrator and distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by
     1.51%, 4.73%, 17.95% and 160.20% (annualized) for the periods ended February 28, 1997, February 29, 1996, February
     28, 1995 and February 28, 1994, respectively.
   + Annualized.
  ++ The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.
 (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                     PACIFIC HORIZON INTERMEDIATE BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                       PERIOD ENDED
                                                                                       FEBRUARY 28,
                                                                                         1997(A)
                                                                                       ------------
Net asset value per share, beginning of period                                            $ 9.53
                                                                                          ------
Income from Investment Operations:
  Net investment income                                                                     0.31
  Net realized and unrealized gains on investments                                          0.07
                                                                                          ------
     Total income from investment operations                                                0.38
                                                                                          ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                     (0.31)
  Distributions to shareholders from net realized gains on investments                     (0.06)
                                                                                          ------
Total dividends and distributions                                                          (0.37)
                                                                                          ------
Net change in net asset value per share                                                     0.01
                                                                                          ------
Net asset value per share, end of period                                                  $ 9.54
                                                                                          ======
Total Return                                                                                3.73%++
Ratios/Supplemental Data:
     Net assets, end of period (000)                                                      $  332
     Ratio of expenses to average net assets                                                1.43%+
     Ratio of net investment income to average net assets                                   5.41%+
     Ratio of expenses to average net assets*                                               2.71%+
     Ratio of net investment income to average net assets*                                  4.13%+

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Annualized.

 ++ Not Annualized.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

                        U.S. GOVERNMENT SECURITIES FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                           ------------------------------------------------------------------------------------------------------
                           FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                             1997(B)          1996           1995           1994          1993P           1992           1991
                           ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net asset value per share,
 beginning of period         $   9.43       $   9.31       $   9.85       $  10.21       $  10.22       $   9.88        $ 9.59
                               ------         ------         ------     ------------   ------------   ------------      ------
Income from Investment
 Operations:
 Net investment income           0.59           0.61           0.55           0.45           0.70           0.81          0.87
 Net realized and
 unrealized gains (losses)
 on securities                  (0.12)          0.16          (0.54)         (0.11)          0.37           0.37          0.29
                               ------         ------         ------     ------------   ------------   ------------      ------
 Total income from
 investment operations           0.47           0.77           0.01           0.34           1.07           1.18          1.16
                               ------         ------         ------     ------------   ------------   ------------      ------
Less Dividends and
 Distributions:
 Dividends to shareholders
 from net investment
 income                         (0.59)         (0.61)         (0.52)         (0.45)         (0.70)         (0.81)        (0.87)
 Distributions to
 shareholders from net
 realized gains on
 investment transactions           --          (0.01)            --          (0.16)         (0.38)         (0.03)           --
 Tax return of capital          (0.01)         (0.03)         (0.03)         (0.09)            --             --            --
                               ------         ------         ------     ------------   ------------   ------------      ------
 Total dividends and
 distributions                  (0.60)         (0.65)         (0.55)         (0.70)         (1.08)         (0.84)        (0.87)
                               ------         ------         ------     ------------   ------------   ------------      ------
 Net change in net asset
 value per share                (0.13)          0.12          (0.54)         (0.36)         (0.01)          0.34          0.29
                               ------         ------         ------     ------------   ------------   ------------      ------
 Net asset value per
 share, end of period        $   9.30       $   9.43       $   9.31       $   9.85       $  10.21       $  10.22        $ 9.88
                             ========       ========       ========       ==========     ========       ========        ======
Total return++                   5.23%          8.47%          0.30%          3.40%         10.92%         12.45%        12.73%
Ratios/Supplemental Data:
 Net assets, end of period
 (000)                       $ 74,485       $ 89,491       $ 87,354       $157,984       $119,127       $100,444        $7,466
 Ratio of expenses to
 average net assets***           0.85%          1.15%          1.15%          0.96%          0.51%          0.37%         0.39%
 Ratio of net investment
 income to average net
 assets***                       6.11%          6.36%          5.57%          4.45%          6.80%          7.60%         8.88%
 Portfolio turnover rate           94%           137%           189%           255%           252%           165%           80%

                               PERIOD           YEAR          PERIOD
                               ENDED           ENDED          ENDED
                            FEBRUARY 28,     AUGUST 31,     AUGUST 31,
                               1990**           1989          1988*
                            ------------     ----------     ----------
                           <
Net asset value per share,
 beginning of period           $ 9.62          $ 9.50         $ 9.55
                               ------        ----------     ----------
Income from Investment
 Operations:
 Net investment income           0.44            0.86           0.56
 Net realized and
 unrealized gains (losses)
 on securities                  (0.03)           0.12          (0.05)
                               ------        ----------     ----------
 Total income from
 investment operations           0.41            0.98           0.51
                               ------        ----------     ----------
Less Dividends and
 Distributions:
 Dividends to shareholders
 from net investment
 income                         (0.44)          (0.86)         (0.56)
 Distributions to
 shareholders from net
 realized gains on
 investment transactions           --              --             --
 Tax return of capital             --              --             --
                               ------        ----------     ----------
 Total dividends and
 distributions                  (0.44)          (0.86)         (0.56)
                               ------        ----------     ----------
 Net change in net asset
 value per share                (0.03)           0.12          (0.05)
                               ------        ----------     ----------
 Net asset value per
 share, end of period          $ 9.59          $ 9.62         $ 9.50
                               ======          ======         ======
Total return++                   4.28%PP(a)     10.81%(a)       5.34%PP(a)
Ratios/Supplemental Data:
 Net assets, end of period
 (000)                         $3,562          $2,986         $1,784
 Ratio of expenses to
 average net assets***           0.51%+          0.70%            --
 Ratio of net investment
 income to average net
 assets***                       9.06%+          9.02%          9.46%+
 Portfolio turnover rate            4%              5%             1%

---------------

   * For the period January 7, 1988 (commencement of operations) through August 31, 1988.
  ** For the period September 1, 1989 through February 28, 1990.
 *** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.40%, 0.00%, 0.04%, 0.59%, 0.75%, 3.91%, 6.87% (annualized), 4.49% and 28.66% (annualized), for the fiscal years or periods ended February 28, 1997, February 28, 1995, February 28, 1994, February 28, 1993, February
     29, 1992, February 28, 1991, February 28, 1990, August 31, 1989 and August 31, 1988, respectively. For the fiscal year ended February 29, 1996, such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets by 0.11% and increasing the ratio of net investment income to average net assets by
     0.08%. During the fiscal years ended February 29, 1996 and February 28, 1997, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 1.26% and 1.25%, respectively. The ratio of net investment income to average net assets was not affected by such credits.
   + Annualized.
  ++ The total return figures listed do not include the effect of the maximum 4.50% sales charge on A Shares.
   P Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
  PP Not Annualized.
 (a) Unaudited.
 (b) As of July 22, 1996, the Fund designated the existing series of Shares as "A" Shares.

                PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                       PERIOD ENDED
                                                                                       FEBRUARY 28,
                                                                                         1997(A)
                                                                                       ------------
Net asset value per share, beginning of period
Income from Investment Operations:                                                        $ 9.22
                                                                                          ------
  Net investment income                                                                     0.35
  Net realized and unrealized gains on investment transactions                              0.08
                                                                                          ------
     Total income from investment operations                                                0.43
Less Dividends to shareholders from net investment income                                  (0.35)
                                                                                          ------
Net change in net asset value per share                                                     0.08
                                                                                          ------
Net asset value per share, end of period                                                  $ 9.30
                                                                                          ======
Total return                                                                                4.75%(b)
Ratios/Supplemental Data:
     Net assets at end of year (000)                                                      $  418
     Ratio of expenses to average net assets                                                1.35%(c)
     Ratio of net investment income to average net assets                                   6.11%(c)
     Ratio of expenses to average net assets*                                               2.06%(c)**
     Ratio of net investment income to average net assets*                                  5.73%(c)
     Portfolio turnover rate                                                                  94%

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** During the period ended February 28, 1997, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.
 (b) Not annualized.
 (c) Annualized.

================================================================================
                                FUND INVESTMENTS

           ---------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Corporate Bond Fund seeks to provide investors with high current income consistent with reasonable investment risk. The Intermediate Bond Fund also seeks interest income and capital appreciation. The U.S. Government Securities Fund strives to provide investors with a high level of current income, consistent with preservation of principal.

The CORPORATE BOND FUND seeks to achieve its objective through investment primarily in a diversified portfolio of investment grade corporate debt securities although it may invest a portion of its assets in other types of securities and money market instruments. The Corporate Bond Fund may be suited for investors looking for high current income who are willing to accept some price and yield fluctuations.

The INTERMEDIATE BOND FUND seeks to achieve its objective by investing in investment grade intermediate and long term bonds, including corporate and governmental fixed income obligations through investment in mortgage-backed securities, municipal securities and cash equivalents. The Intermediate Bond Fund may be appropriate for investors who want interest income from a diversified portfolio of debt securities and capital appreciation.

The U.S. GOVERNMENT SECURITIES FUND invests mainly in certificates issued by the Government National Mortgage Association ("GNMA"), a U.S. Government corporation within the Department of Housing and Urban Development. The U.S. Government Securities Fund may be appropriate for investors who want: (1) income from U.S. Government securities to help meet today's expenses and (2) relative stability of investment but are willing to accept some price and yield variations. The U.S. Government Securities Fund may be suited for investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield variations.

THE INTERMEDIATE BOND FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE MASTER PORTFOLIO. THE MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE INTERMEDIATE BOND FUND. THE FUND MAY WITHDRAW ITS INVESTMENT IN THE MASTER PORTFOLIO AT ANY TIME, IF THE BOARD OF DIRECTORS OF THE COMPANY DETERMINES THAT SUCH ACTION IS IN THE BEST INTERESTS OF THE FUND. UPON ANY SUCH WITHDRAWAL, THE BOARD OF DIRECTORS WOULD CONSIDER WHAT ACTION MIGHT BE TAKEN, INCLUDING THE INVESTMENT OF ALL OF THE ASSETS OF THE INTERMEDIATE BOND FUND IN ANOTHER POOLED INVESTMENT ENTITY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND OR THE HIRING OF AN INVESTMENT ADVISER TO MANAGE THE FUND'S ASSETS IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED BELOW WITH RESPECT TO THE MASTER PORTFOLIO.

BECAUSE THE INVESTMENT CHARACTERISTICS OF THE INTERMEDIATE BOND FUND WILL CORRESPOND TO THOSE OF THE MASTER PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE MASTER PORTFOLIO. THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE CORPORATE BOND FUND AND THE U.S. GOVERNMENT SECURITIES FUND ARE ALSO DESCRIBED BELOW.

WHILE THE MASTER PORTFOLIO, THE CORPORATE BOND FUND AND THE U.S. GOVERNMENT SECURITIES FUND STRIVE TO ATTAIN THEIR RESPECTIVE INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

CORPORATE BOND FUND --
GENERAL INVESTMENTS

The Corporate Bond Fund is a diversified portfolio which will invest substantially all of its assets in investment grade corporate debt obligations (at least 65% of total assets under normal circumstances) such as bonds, debentures, notes and securities convertible into, or exchangeable for, or with rights to purchase, common or preferred stocks. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The securities obtained upon conversion of a convertible security may be retained for a period of time pending their orderly disposition.

The Corporate Bond Fund may invest up to 20% of its total assets (determined at the time of purchase) in debt obligations of foreign issuers, including Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). The Corporate Bond Fund may also hold a portion of its assets in cash equivalents of the type described under "Other Investment Practices -- Cash Equivalents."

The Corporate Bond Fund will normally invest at least 75% of its total assets in investment grade corporate securities and securities issued by the U.S. Government, its agencies or instrumentalities. Investment grade securities are securities rated at the time of purchase in the four highest ratings categories by Standard & Poor's Ratings Group Division of McGraw Hill ("S&P"), Moody's Investors, Services, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch") or if not rated, determined by Bank of America to be of comparable quality to securities with such ratings. The four highest ratings categories are AAA, AA, A and BBB by S&P and Fitch and Aaa, Aa, A and Baa by Moody's. Bonds in the fourth category are more subject than those in the top three categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of interest and principal and may have speculative characteristics as well. The Corporate Bond Fund may invest up to 25% of its total assets in lower quality, higher yielding securities, often referred to as "junk bonds." Such securities are rated below investment grade, carry a higher degree of risk and are considered to be speculative by S&P, Moody's or Fitch. Debt securities will be rated at the time of purchase at least "B" by S&P, Moody's or Fitch, or if unrated, will be determined by Bank of America to be of comparable quality to securities with such ratings. Ratings are described more fully in the Appendix to this Prospectus.

In the event that the rating of any security held by the Corporate Bond Fund falls below the required rating, the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Bank of America, such investment is considered appropriate under the circumstances.

MASTER PORTFOLIO --
GENERAL INVESTMENTS

The Master Portfolio is a diversified portfolio which will invest substantially all of its assets in investment grade intermediate and longer term bonds, which consist of corporate and governmental fixed income obligations, mortgage-backed securities, municipal securities and cash equivalents. Under normal circumstances, at least 65% of the Master Portfolio's net assets will be invested in investment grade bonds. For a description of investment grade securities, see "Corporate Bond Fund -- General Investments."

Under normal market and interest rate conditions, the investment adviser expects that the Fund's average portfolio duration generally will be approximately the same as the Lehman Brothers Intermediate Government/Corporate Bond Index. This means that the Fund's net asset value fluctuation is expected to be similar to the price fluctuation of the Lehman Brothers Intermediate

Government/Corporate Bond Index. Unlike maturity which indicates when the security repays principal, "duration" incorporates the cash flows of all interest and principal payments and the proceeds from calls and redemptions over the life of the security. These payments are multiplied by the number of years over which they are received to produce a value that is expressed in years (i.e., duration). In addition, under normal market and interest rate conditions, the investment adviser expects that the Fund's average portfolio maturity will be between three and six years.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Master Portfolio will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown of principal resulting from the refinancing of the underlying mortgages. The rate of such prepayments of principal, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Master Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). It is currently expected that investment in Municipal Securities will not exceed 5% of the Fund's net assets.

Interest income is expected to be the primary basis for investment return from an investment in the Master Portfolio, and capital appreciation the secondary basis. The Master Portfolio will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Master Portfolio will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the ability to achieve capital appreciation is limited.

U.S. GOVERNMENT SECURITIES FUND --
GENERAL INVESTMENTS

As a fundamental policy, the U.S. Government Securities Fund will at all times invest at least 65% of its assets in certificates issued by the GNMA ("GNMA Certificates"). The rest of its assets will be invested in other securities of the U.S. Government (and its agencies and instrumentalities) that are backed by the full faith and credit of the Government, in GNMA Real Estate Mortgage Investment Conduit Securities ("GNMA REMICs"), in options and futures contracts and as described in "Other Investment Practices and Considerations" below. Examples of other types of U.S. Government obligations that the U.S. Government Securities Fund may hold include U.S. Treasury bills, notes and bonds, and obligations of the Small Business Administration and the Maritime Administration. Securities like those included in the U.S. Government Securities Fund's portfolio have historically had a very low risk of loss of principal if held to maturity.

FUNDAMENTAL LIMITATIONS

The investment objective of the Funds and the Master Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the particular Fund or of the outstanding interests of the Master Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below.

The Corporate Bond Fund may not:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Fund may be invested in the Corporate Bond Master Portfolio or another investment company;

2. Make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities as discussed herein; or

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures.

The Intermediate Bond Fund and the Master Portfolio may not:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and
   (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

The U.S. Government Securities Fund may not:

1. Under normal circumstances invest less than 65% of its total assets in GNMA Certificates.

2. Make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) the Fund may purchase and sell futures contracts and options on futures contracts.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of fundamental investment limitations is set out in full in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

CASH EQUIVALENTS. For temporary defensive purposes (for example, when Bank of America believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests), the Corporate Bond Fund and U.S. Government Securities Fund may invest without limitation and the Master Portfolio may invest up to 75% of its net assets in cash equivalents such as money market instruments (including short-term bank time deposits, certificates of deposit, bankers' acceptances, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, asset backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers and, subject to the investment limitations described below, shares of money market mutual funds. Commercial paper must be rated at the time of purchase at least Prime-2 by Moody's, A-2 by S&P or F-1 by Fitch for the Corporate Bond Fund and Master Portfolio and Prime-1, A-1 or F-1, respectively, for the U.S. Government Securities Fund. Certificates of deposit, bankers' acceptances and time deposits will be issued by domestic and foreign banks and foreign branches of U.S. banks that have total assets of more than $2.5 billion and interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets. Obligations of some of the U.S. Government agencies and instrumentalities, such as the Small Business Administration and the Maritime Administration, are backed by the full faith and credit of the U.S.; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it was not required to do so by law. To the extent a Portfolio invests in cash equivalents, it will not be invested in accordance with the investment policies designed for it to realize its investment objective.

GNMA CERTIFICATES. The Master Portfolio and the U.S. Government Securities Fund may invest in certificates issued by GNMA ("GNMA Certificates"). GNMA Certificates are backed by the full faith and credit of the U.S. Government. These are mortgage-backed debt securities representing fractional ownership of a pool of mortgage loans. They are issued by lenders (such as savings and loan associations, commercial banks and mortgage bankers) approved by the Federal Housing Administration which meet criteria imposed by GNMA. The lender assembles a specified pool of mortgage loans, all of which are insured by the Federal Housing Administration or the Farmers' Home Administration, and applies to GNMA for approval of the pool. Upon approval, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA certificates secured by the mortgage loans in the pool.

GNMA Certificates usually bear a nominal rate of interest equal to the effective rate on the mortgage loans in the pool less .5%, which is the fee charged by the issuer and GNMA. The U.S. Government Securities Fund receives monthly payments of principal and interest (less the fee mentioned above) from its investments in GNMA Certificates. The actual yield on the Master Portfolio's and the U.S. Government Securities Fund's investments, calculated by dividing the interest payments by the purchase price for the GNMA Certificate, may differ significantly from the nominal interest rate. This difference is due to variations of the lives of the mortgages in the pool and to the impossibility of anticipating the effective interest rate at which future principal payments might be reinvested.

GNMA Certificates have in the past provided higher yields than direct investments in U.S. Treasury obligations, although there is no assurance they will continue to do so in the future.

If mortgage loans in the pool are prepaid (because of either voluntary prepayments, which are more likely during periods of falling interest rates, or because of foreclosure), the principal payments are passed through to the Certificate holders. Because of these prepayments, the life of a GNMA Certificate may be substantially shorter than the time remaining until maturity of the mortgages in the pool.

The U.S. Government Securities Fund will normally reinvest amounts reserved from prepayments in other GNMA Certificates. Depending on prevailing interest rates, the reinvestment may be at higher or lower rates than the yield the U.S. Government Securities Fund was receiving on the Certificate that was prepaid. As a result, GNMA Certificates are not as effective at "locking-in" high interest rates during periods of declining rates as are typical non-callable fixed rate securities.

As opposed to bonds, where principal is normally returned in a lump sum at maturity, the principal underlying a GNMA Certificate is paid back over the life of the loan. The Master Portfolio and the U.S. Government Securities Fund will purchase GNMA Certificates known as "modified pass-through" certificates, on which timely payment of principal and interest is guaranteed. The Master Portfolio and the U.S. Government Securities Fund may also purchase "variable rate" GNMA Certificates, which are backed by pools of variable rate mortgages, as well as other types of Certificates that are backed by GNMA's guarantee.

GNMA REMICS. The U.S. Government Securities Fund may invest in GNMA REMICs which are collateralized mortgage obligations ("CMOs"). GNMA REMICs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. GNMA REMICs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the GNMA REMIC classes in the order of their respective stated maturities. GNMA REMICs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

ASSET-BACKED SECURITIES. The Corporate Bond Fund and Master Portfolio may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include mortgage-backed securities, certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Corporate Bond Fund and Master Portfolio will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.

FOREIGN SECURITIES. Subject to their investment objectives and the policies stated above, the Corporate Bond Fund and Master Portfolio may invest in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Corporate Bond Fund and Master Portfolio to invest no more than 20% and 25% of their respective net assets (at the time of purchase) in foreign securities.

RISKS RELATED TO INTEREST RATE CHANGES. Mutual funds that invest solely in fixed income securities are subject to interest rate risk. In general, bond prices vary inversely with changes in interest rates. As a result, bond prices tend to rise when interest rates fall and conversely, decrease during period of falling interest rates. Thus, a Portfolio's net asset value per share is expected to vary with changes in interest rates. A Portfolio's investments will normally fall when prevailing interest rates rise and rise when interest rates fall. Interest rate fluctuations can be expected to affect earnings. In an effort to preserve the capital of a Portfolio when interest rates are generally rising, Bank of America may shorten the average weighted maturity of the securities in a Portfolio's investments. Because the principal values of the securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average weighted maturity will generally diminish less in value during such periods than a portfolio with a longer average weighted maturity. Because securities with shorter maturities, however, generally have a lower yield to maturity, a Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken.

RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of the Corporate Bond Fund's shares, may be quite volatile.

Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the Corporate Bond Fund's portfolio.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES.
The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.

Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If the issuer of a security defaults, the Corporate Bond Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Corporate Bond Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, the Corporate Bond Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Corporate Bond

Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Corporate Bond Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

CREDIT RATINGS. S&P, Moody's and other nationally recognized statistical rating organizations evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Bank of America performs its own analysis of the issuers whose lower-rated securities the Corporate Bond Fund purchases. Because of this, the Corporate Bond Fund's performance may depend more on the investment adviser's own credit analysis than is the case for mutual funds investing in higher-rated securities.

In selecting lower-rated securities, Bank of America considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the lower-rated securities, the protections afforded the lower-rated securities and the diversity of the Corporate Bond Fund's portfolio. Bank of America continuously monitors the issuers of lower-rated securities held in the Corporate Bond Fund's portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Corporate Bond Fund's portfolio so that it can meet redemption requests.

If a portfolio security undergoes a rating revision, the Corporate Bond Fund may continue to hold the security if Bank of America determines such retention is warranted.

For your information, set forth below is the average distribution of ratings at value for the Corporate Bond Fund's portfolio securities (including commercial paper and nonconvertible bonds) for its last fiscal year:

       MOODY'S INVESTORS                  PERCENTAGE
         SERVICE, INC.                     OF VALUE
--------------------------------          ----------
Aaa                                            4.0%
Aa                                            16.2%
A                                             63.2%
Baa                                           11.8%
Ba or lower                                    4.8%
Not Rated                                        0%
  Comparable to A                    0%
  Comparable to Baa                  0%
  Comparable to Ba or lower          0%
                                             -----
                                             100.0%
                                             =====

       STANDARD & POOR'S                  PERCENTAGE
          CORPORATION                      OF VALUE
--------------------------------          ----------
AAA                                            8.4%
AA                                            14.8%
A                                             63.3%
BBB                                           13.5%
BB or lower                                      0%
Not Rated                                        0%
  Comparable to A                    0%
  Comparable to BBB                  0%
  Comparable to BB or lower          0%
                                             -----
                                             100.0%
                                             =====

These ratings are described in the Appendix to this Prospectus.

RISKS ASSOCIATED WITH FOREIGN SECURITIES AND ASSET-BACKED SECURITIES. The Corporate Bond Fund's and the Master Portfolio's investments in foreign securities, whether made directly or indirectly, involve certain inherent risks, including political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and changes in foreign currency exchange rates and the possibility of adverse changes in investment or exchange control regulations. There is typically less information publicly available about a foreign company than about a U.S. company. Moreover, these companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts. Additionally, foreign markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. There is generally less government supervision and regulation of foreign exchanges, brokers and companies than in the U.S. There is also the possibility that foreign governments could expropriate assets or levy confiscatory taxes, set limitations on the removal of assets or suffer adverse diplomatic developments. Because of these and other factors, foreign securities acquired by Corporate Bond Fund and Master Portfolio may be subject to greater price fluctuation than securities of U.S. companies.

An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of mortgages, loans or receivables. The proceeds of prepayments received by the Corporate Bond Fund and the Master Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Corporate Bond Fund's and Master Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Corporate Bond Fund's and Master Portfolio's experiencing difficulty in valuing or liquidating such securities.

OPTIONS. The Corporate Bond Fund may write covered put and call options and purchase put and call options on U.S. securities that are traded on United States exchanges and in over-the-counter markets. The Master Portfolio may purchase put and call options on listed securities and may write fully covered call options. The U.S. Government Securities Fund may write covered call options and purchase put options. Put options may be purchased in order to protect a Portfolio's securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Portfolio may write fully covered call options in order to realize current income from the premiums received as long as a Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Portfolio.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Although the Portfolios' risk when purchasing options is limited to the amount of the original premiums paid plus transaction costs, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuations than an investment in the underlying security. When writing covered call options, the Portfolios give up the opportunity to profit from a price increase in the underlying security above the option's exercise price in return for the premium, but retains the risk of loss should the price of the underlying security fall. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives, and there is no guarantee that a liquid secondary market for particular options will exist. For additional information relating to options transactions, please refer to the Statement of Additional Information.

Options transactions will be limited as follows: (a) not more than 5% of the total assets of the Corporate Bond Fund may be invested in options; and (b) not more than 25% of the value of the Master Portfolio's net assets may be subject to options. In addition, (a) obligations of the Corporate Bond Fund under put options it writes may not exceed 50% of its net assets; (b) aggregate premiums on all options purchased by the Corporate Bond Fund and Master Portfolio may not exceed 25% and 2%, respectively, of their net assets; (c) options written by the U.S. Government Securities Fund may not exceed 25% of its total assets (taken at market value on the date written) and
(d) options purchased by the U.S. Government Securities Fund may not exceed 5% of its total assets.

Call options written by a Portfolio gives the holder the right to buy the underlying security from the Portfolio at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by a Portfolio is "covered" if the particular Portfolio owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

Put options written by the Corporate Bond Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A put option written by the Corporate Bond Fund is "covered" if that Fund maintains cash or high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The restrictions discussed in "Options" do not apply to options on futures contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES
CONTRACTS. The Corporate Bond Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, or contracts based on financial indices and may purchase and write put and call options to buy or sell futures contracts.

The Master Portfolio may purchase and sell interest rate futures contracts (and purchase related options) as a hedge against changes resulting from market conditions in the values of the securities held by the Portfolio or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio.

The U.S. Government Securities Fund may enter into financial futures contracts or purchase or sell options on such futures as a hedge against anticipated interest rate fluctuations.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

The Portfolios may be subject to additional risks associated with futures contracts, such as the possibility that Bank of America's forecasts of market values and other factors are not correct, imperfect correlation between a Fund's hedging instrument and the asset or liability being hedged, default by the other party to the transaction, and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame. More information regarding futures con-tracts and related options, including the costs and risks related to such instruments, is included in the Statement of Additional Information.

These investment techniques would be used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's portfolio securities. A Portfolio may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of that Portfolio's total assets (after taking into account certain technical adjustments). In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by a Portfolio, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations. More information about futures contracts and related options may be found in Appendix B to the Statement of Additional Information.

INTEREST RATE AND CURRENCY SWAPS. The Corporate Bond Fund may enter into interest rate and currency swaps for hedging purposes. The Corporate Bond Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. An interest rate swap involves the exchange of a Fund with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Corporate Bond Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. It is designed to protect the Corporate Bond Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

The Corporate Bond Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Corporate Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Corporate Bond Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Corporate Bond Fund's risk of loss consists of the net amount of interest payments that the Corporate Bond Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

POTENTIAL RISKS OF OPTIONS, FUTURES AND SWAPS. The use of options, futures and swaps are highly specialized activities which involve investment techniques and risks different from those associated with customary investments. If Bank of America should be incorrect in its forecasts of market values, interest rates or currency exchange rates, a Portfolio may not achieve the anticipated benefits of the techniques or may realize losses, and its investment performance may be less favorable than if these strategies had not been used. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. The loss incurred by a Portfolio in entering into futures contracts and in writing call options on futures contracts is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. A Portfolio's ability to dispose of its positions in futures contracts and options will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities are relatively new and still developing. If a secondary market does not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by a Portfolio would have to be exercised in order for that Portfolio to realize any profit and (ii) a Portfolio may not be able to sell portfolio securities covering an option written by it until the option expires or it delivers the underlying futures contract upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

PARTICIPATIONS. The Corporate Bond Fund may purchase from domestic financial institutions participation interests in high quality debt securities. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). The Corporate Bond Fund intends only to purchase participations from an entity or syndicate, and does not intend to serve as a co-lender in any participation. For certain participation interests, the Corporate Bond Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of that Fund's participation interest in the security, plus accrued interest. As to these instruments, the Corporate Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest might be deemed to be an extension of credit by the Corporate Bond Fund to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In such event, the ability of the Corporate Bond Fund to obtain repayment might depend on the issuing financial institution.

VARIABLE RATE INSTRUMENTS. The Master Portfolio may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Master Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization ("NRSRO"), (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. A Portfolio may invest in securities issued by other investment companies whose investment objectives are consistent with the Portfolio (including money market funds advised by Bank of America). No more than 10% of the value of each Portfolio's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company; and with respect to the investment in a money market mutual fund advised by Bank of America, each of the Portfolios is permitted to invest the greater of 5% of its respective net assets or $2.5 million. In addition, the Portfolios may hold no more than 3% of the outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolios would bear, along with other shareholders, their pro rata portion of the other investment company's expenses, including advisory fees.

REPURCHASE AGREEMENTS. The Portfolios may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Portfolios will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Portfolio's Board of Directors or Trustees. It is intended that such agreements for the Portfolios will not have maturities longer than 60 days. During the term of any repurchase agreement the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Portfolios would be exposed to possible loss due to adverse market activity or delays connected with the disposition of the underlying obligations.

The Master Portfolio will only enter into repurchase agreements with a bank if it has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent from another NRSRO or a registered broker-dealer. The Master Portfolio will only enter into repurchase agreements for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper.

Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days are considered illiquid investments and investment in such repurchase agreements along with any other illiquid securities will not exceed 15% of the value of the Corporate Bond Fund's net assets and 10% of the value of the Master Portfolio's and U.S. Government Securities Fund's net assets under normal market conditions.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements a Portfolio sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price. When a Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings by the Portfolios under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Portfolio's outstanding shares. A Portfolio will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

The Master Portfolio will only enter into reverse repurchase agreements with a bank if it has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent from another NRSRO.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Portfolios may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Corporate Bond Fund and U.S. Government Securities Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Portfolios will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued forward commitment or delayed settlement transaction. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of a Portfolio's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily in order to hedge against anticipated changes in interest rates.

SECURITIES LENDING. In order to earn additional income, a Portfolio may lend its portfolio securities to financial institutions (such as banks and brokers) that Bank of America considers to be of good standing. If the financial institution should become bankrupt, however, the particular Portfolio could experience delays in recovering its securities. A securities loan will only be made when, in the judgment of Bank of America, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made by the particular Portfolio if, as a result, the value of securities loaned by the Corporate Bond Fund, the U.S. Government Securities Fund or the Master Portfolio exceeds 33 1/3%, 33 1/3% and 10% of their respective total assets. Securities loans will be fully collateralized.

ILLIQUID SECURITIES. The Corporate Bond Fund, Master Portfolio and U.S. Government Securities Fund will not invest more than 15%, 10% and 10%, respectively, of the value of their net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Corporate Bond Fund and Master Portfolio will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable. The Corporate Bond Fund intends that investments in securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Trustees of that Portfolio or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to the Corporate Bond Fund's 15% limitation on illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in the Corporate Bond Fund during any period that institutional buyers under Rule 144A became uninterested in purchasing these restricted securities.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolios are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolios and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by a Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Portfolios' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to a Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Portfolios' investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). The Master Portfolio's annual portfolio turnover is not expected to exceed 300%, although the Portfolios' annual portfolio turnover rates will not be a limiting factor in making investment decisions. See "Financial Highlights" for the Corporate Bond Fund's and U.S. Government Securities Fund's portfolio turnover rate for the period ended February 28, 1997.

MASTER-FEEDER STRUCTURE. The Intermediate Bond Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio which has the same investment objective. The Intermediate Bond Fund may withdraw its investment in the Master Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Intermediate Bond Fund and the Master Portfolio.

The Master Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Intermediate Bond Fund and other entities that may invest in the Master Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Master Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Master Portfolio. As stated above, the investment objective of the Intermediate Bond Fund and the Master Portfolio is a fundamental policy and may not be changed, in the case of the Fund, without the vote of its shareholders or, in the case of the Master Portfolio, without the vote of its interestholders. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g. a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could result in the Intermediate Bond Fund's withdrawal of its investment in the Master Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Master Portfolio will cause the Master Portfolio to terminate automatically in 120 days unless a Fund and any other investors in the Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Fund, such as those described above. When the Fund is required to vote as a shareholder of the Master Portfolio, current regulations provide that in those circumstances the Fund may either seek instructions from its security holders with regard to voting such proxies and vote such proxies in accordance with such instructions or the Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio. The policy of the Fund, and other similar investment companies to invest their investable assets in trusts such as the Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund and which may therefore have different performance results than that Fund. Information concerning whether an investment in the Master Portfolio may be available through another entity investing in the Master Portfolio may be obtained by calling 800-332-3863.

================================================================================
                               SHAREHOLDER GUIDE
    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST
                             OFTEN-ASKED QUESTIONS
    REGARDING BUYING AND SELLING THE FUNDS' SHARES AND REGARDING THE FUNDS'
                                   DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUNDS?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.
 ---------------------------------------------------------
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                    INITIAL     SUBSEQUENT
                                    INVESTMENT  INVESTMENT
                                    -------      ---------
  Regular Account                   $   500*        $50
  Automatic Investment Plan         $    50         $50
  IRAs, SEP-IRAs (one participant)  $   500     No minimum
  Spousal IRAs**                    $   250     No minimum
  SEP-IRAs (more than one
    participant)                    $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.
    The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

WHAT ALTERNATIVE SALES ARRANGEMENTS
ARE AVAILABLE?

The Funds issue two classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. The two classes of shares in each Fund represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except as discussed below. A Shares bear the expenses of a Shareholder Services Plan. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The two classes also have different exchange privileges, as described below. The net income attributable to A and K Shares and the dividends payable on A and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution Plan fees and/or Administrative and Shareholder Service Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A

Shares. Each class calculates its net asset value ("NAV") as follows:

                      (Value of Assets Attributable to the Class) -
                        (Liabilities Attributable to the Class)
       -------------------------------------------------------------
NAV =
                       Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Master Portfolio's, the Corporate Bond Fund's and the U.S. Government Securities Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Master Portfolio, the Corporate Bond Fund or U.S. Government Securities Fund, as appropriate, pursuant to procedures adopted by the Master Portfolio's Board of Trustees, the Corporate Bond Fund's or the U.S. Government Securities Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information, call (800) 346-2087.

The per share net asset values of A and K Shares will diverge due to the different distribution and other expenses borne by the classes.

  A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Funds begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
           ---------------------------------------------------------

                                                DEALER'S
                                               REALLOWANCE
                       AS A % OF   AS A % OF    AS A % OF
       AMOUNT OF        OFFERING   NET ASSET    OFFERING
      TRANSACTION        PRICE       VALUE       PRICE*
  ------------------    ---------   ---------  -----------
  Less than $100,000      4.50        4.71         4.00
  $100,000 but less
    than $250,000         3.75        3.90         3.35
  $250,000 but less
    than $500,000         2.50        2.56         2.20
  $500,000 but less
    than $750,000         2.00        2.04         1.75
  $750,000 but less
    than $1,000,000       1.00        1.01         0.90
  $1,000,000 or more**    0.00        0.00         0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Funds' distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon or Time Horizon Fund equals or exceeds $1,000,000.

  WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who was a shareholder of SRF Shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Investment Services, Inc. and Fund Advisor(TM) or FundManager(TM) from Bank of America;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Bank of America's Northwest Divison or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of a Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

  Additionally, some individuals are not required to pay a front-end sales load when purchasing shares of a Fund, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' distributor pertaining to the sale of shares of a Fund (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Fund may be purchased without a front-end sales load pursuant to the Program.)

  RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' distributor) must notify the Funds' transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Funds, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon Aggressive Growth Fund, the

Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of a Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A OR K SHARES?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A Shares are also subject to a shareholder services fee. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
(ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUNDS' TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
----
THROUGH THE DISTRIBUTOR
(IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
                                       Complete an Account             Mail all subsequent
                                       Application and mail it with    investments to:
                                       a check (payable to the
                                       appropriate Fund) to the        Pacific Horizon Funds, Inc.
                                       address on the Account          P.O. Box 182090
                                       Application. The Company will   Columbus, Ohio
                                       not accept third party checks   43218-2090
                                       for investment.
--------------------------------------------------------------------------------------------------------
    IN PERSON
    BISYS Fund Services, Inc.          Deliver an Account              Deliver your payment directly
    3435 Stelzer Road                  Application and your payment    to the address on the left.
    Columbus, OH 43219-3035            directly to the address on
                                       the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
                                       Initial purchases of shares     Contact the Fund's transfer
                                       into a new account may not be   agent at 800-346-2087 for
                                       made by wire.                   complete wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of Fund shares in your name.
                                                                       Be sure to include your name
                                                                       and your Fund account number.
                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO BUY SHARES
 -------------------------------------------------------------------------------
================================================================================

                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    Purchases may be made in the
    (a service permitting transfers    be used to make an initial      minimum amount of $500 and
    of money from your                 purchase.                       the maximum amount of $50,000
    checking, NOW or bank                                              per transaction as soon as
    money market account)                                              appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.
----
You should refer to the "Shareholder Services" section
for additional important information about the TeleTrade Privilege.
YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
----

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Funds are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A or K Shares. Certificates for shares will no longer be issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by a Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES
HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                    Contact them directly for instructions.

--------------------------------------------------------------------------------

   THROUGH THE DISTRIBUTOR
   (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Corporate Bond Fund,             joint owner, must sign) to the Transfer Agent.
   Intermediate Bond Fund, or
   U.S. Government Securities       If you hold stock certificates for the shares being
   Fund                             redeemed, make sure to endorse them for transfer, have your
   P.O. Box 182090                  signature on them guaranteed by your bank or another
   Columbus, Ohio 43218-2090        guarantor institution (as described in the section entitled
                                    "What Kind Of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.

--------------------------------------------------------------------------------

   IN PERSON
   BISYS Fund Services, Inc.
   3435 Stelzer Road                Deliver your signed, written request (each owner, including
   Columbus, OH 43219-3035          each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.

--------------------------------------------------------------------------------


   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    payee from your Fund account in the amount of $500 or more.
                                    The Transfer Agent (as your agent) will redeem the necessary number of shares to cover the Check when it is presented for payment.
                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.
                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s) and a set of
                                    Checks will then be sent to the registered owner(s) at the address of record.
                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.
                                    Shares issued in certificate form may not be redeemed by
                                    Check.

--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?"
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Funds impose no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

The Funds impose no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A or K Shares. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of a Fund, in shares of the same class of the Fund out of which you redeemed, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

================================================================================
                       DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Intermediate Bond Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the Master

Portfolio which are allocable to the Fund. The Corporate Bond Fund's, Intermediate Bond Fund's and U.S. Government Securities Fund's net realized gains (after reduction for capital loss carryforwards, if any) are distributed at least annually. Dividends from the Corporate Bond Fund's and U.S. Government Securities Fund's net investment income are declared daily and paid within five business days after the end of each month. Dividends from the Intermediate Bond Fund's net investment income are declared monthly and paid within five days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

================================================================================
                              SHAREHOLDER SERVICES
  PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR
                                  INVESTMENTS
                                MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Funds' distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares, and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS.

An investment in a Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Funds' distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How To Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Funds' distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of each Fund's sales load.

CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

================================================================================
                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolios. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In separate advisory agreements with Master Trust and the Company (collectively, the "Advisory Agreements"), Bank of America has agreed to manage the Portfolios' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolios' securities. The investment advisory agreement with respect to the Master Portfolio also provides that Bank of America may: 1) in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America and 2) employ a sub-adviser provided that Bank of America remains fully responsible to the Master Portfolio for the acts and omissions of the sub-adviser.

Since March 1996, portfolio management services for the Portfolios have been conducted by an investment committee of the Fixed Income Division of the Investment Management Services Group of Bank of America, and no one person is primarily responsible for making recommendations to that committee.

For the services provided and expenses assumed under the Advisory Agreements, Bank of America is entitled to receive a fee at the annual rate of 0.45% , 0.30% and 0.35% of the Corporate Bond Fund's, Master Portfolio's and U.S. Government Securities Fund's respective average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.45% of the Master Portfolio's average daily net assets. On September 1, 1996, the Corporate Bond Fund withdrew its investment in the Corporate Bond Master Portfolio, an investment portfolio of the Master Trust having the same investment objective as the Corporate Bond Fund, and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the existing advisory agreement between the Master Trust and Bank of America with respect to the Corporate Bond Master Portfolio. For the period March 1, 1996 through August 31, 1996, Bank of America waived its entire investment advisory fee payable by the Corporate Bond Master Portfolio. For the period September 1, 1996 through February 28, 1997, Bank of America waived its entire investment advisory fee payable by the Corporate Bond Fund. During the fiscal year ended February 28, 1997, the Master Portfolio paid Bank of America advisory fees at an effective annual rate of 0.17% of the Master Portfolio's average daily net assets, and Bank of America waived a portion of its fee with respect to the Master Portfolio at an effective annual rate of 0.28% of its average daily net assets. For the same period, Bank of America also reimbursed a portion of the operating expenses with respect to the Corporate Bond Fund and the Intermediate Bond Fund. For the fiscal year ended February 28, 1997, the U.S. Government Securities Fund paid Bank of America advisory fees at the effective annual rate of 0.18% of the Fund's average daily net assets and Bank of America waived a portion of its fee at an effective annual rate of 0.17% of the Fund's average daily net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan, and Administrative and Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

The BISYS Group Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Funds and the Master Portfolio. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly-owned subsidiary of BISYS served as administrator.

Under its administration agreements with the Company and the Master Portfolio, BISYS has agreed to: pay the costs of maintaining the offices of the Company and the Master Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds, interestholders of the Master Portfolio and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds and the Master Portfolio; calculate the net asset value of the Funds and the Master Portfolio; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds and the Master Portfolio.

For its services as administrator, BISYS is entitled to receive an administration fee from the U.S. Government Securities Fund and Corporate Bond Fund at the annual rate of 0.20% of each Fund's respective average daily net assets, and an administration fee at the annual rate of 0.15% of the Intermediate Bond Fund's average daily net assets. BISYS also is entitled to receive an administration fee from the Master Portfolio's net assets, at an annual rate of 0.05% of the Master Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers.") Prior to September 1, 1996, Concord was entitled to receive an administration fee payable at the annual rate of 0.15% of the Corporate Bond Fund's average daily net assets and 0.05% of the Corporate Bond Master Portfolio's average daily net assets. For the period March 1, 1996 through August 31, 1996, Concord waived its entire administration fee payable by the Corporate Bond Master Portfolio. For the fiscal year ended February 28, 1997, Concord and BISYS waived their entire administration fee payable by the Corporate Bond Fund. For the same period, the Master Portfolio paid Concord or BISYS administration fees at an effective annual rate of 0.02% of the Master Portfolio's average daily net assets, and Concord or BISYS waived a portion of its fee at an effective annual rate of 0.03% of such Portfolio's average daily net assets. For the fiscal year ended February 28, 1997, Concord or BISYS waived its entire administration fee payable by the Intermediate Bond Fund. For the same period, Concord and/or BISYS also reimbursed a portion of the operating expenses with respect to the Corporate Bond Fund, Intermediate Bond Fund and U.S. Government Securities Fund. For the fiscal year ended February 28, 1997, the U.S. Government Securities Fund paid Concord and BISYS an administration fee at an effective annual rate of 0.10% of such Fund's average daily net assets, and Concord and BISYS waived a portion of its fee at an effective annual rate of 0.10% of such Fund's average daily net assets.

Pursuant to the authority granted in its administration agreements, BISYS or a subcontractor has entered into agreements with PFPC, Inc. ("PFPC") (with respect to the Corporate Bond Fund, Intermediate Bond Fund and the Master Portfolio) and The Bank of New York ("BONY") (with respect to the U.S. Government Securities
Fund) under which PFPC (and an offshore affiliate of PFPC) and BONY provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds and the Master Portfolio. The Corporate Bond Fund, Intermediate Bond Fund and the Master Portfolio bear all fees and expenses charged by PFPC, and the U.S. Government Securities Fund bears all fees and expenses charged by BONY.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Corporate Bond Fund, Intermediate Bond Fund and the Master Portfolio. The Bank of New York, 90 Washington Street, New York, New York 10286, serves as Custodian of the U.S. Government Securities Fund. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent for each of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Funds and Master Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds or Master Portfolio as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

================================================================================
                                TAX INFORMATION
YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT
                                OF DIVIDENDS AND
DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY
                                    CONTAIN
 INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR
                                ULTIMATE SALE OR
                        EXCHANGE OF SHARES IN THE FUNDS.

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends that it will so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. It is expected that the Master Portfolio will not be subject to federal income taxes. The Master Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Master Portfolio is not subject to tax, and the Intermediate Bond Fund will be treated for federal income tax purposes as recognizing a pro rata share of the Master Portfolio's income and deductions and owning a pro rata share of the Master Portfolio's assets. The Intermediate Bond Fund's status as a regulated investment company is dependent on, among other things, its Master Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

Distributions (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gains over net long-term capital loss are taxable to you as ordinary income. The Company expects that none of the dividends paid by the Funds will qualify for the dividends received deduction for domestic corporations.

Any distribution you receive comprised of the excess of net long-term capital gains over net short-term capital losses ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A distribution paid to you by a Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of a forthcoming dividend, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares, subject to this same limitation.

Certain realized gains or losses on the sale or retirement of foreign bonds held by the Corporate Bond Fund, to the extent attributable to fluctuations in currency or exchange rules, as well as other gains or losses attributable to exchange rate fluctuations, are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Corporate Bond Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, your tax basis in your Corporate Bond Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from such federal tax consequences described above.

A substantial portion of the dividends that you receive from the U.S. Government Securities Fund are derived from such Fund's investments in U.S. Government obligations. These dividends may not be entitled to the same exemptions from state and local taxes that would have been available if you had purchased U.S. Government obligations directly.

================================================================================
                             MEASURING PERFORMANCE
 EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN,
  AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND
                  IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of a Fund over a specified 30-day period.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares and include the maximum front-end sales charge for A Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

Each Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

================================================================================
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: 100 million shares of Class E Common Stock, 100 million shares of Class E -- Special Series 3 Common Stock and 100 million shares of Class E -- Special Series 5 Common Stock, representing interests in the U.S. Government Securities Fund; 100 million shares of Class M Common Stock, 100 million shares of Class M -- Special Series 3 Common Stock, 100 million shares of Class M -- Special Series 5 Common Stock, and 100 million shares of Class M -- Special Series 7 Common Stock, representing interests in the Intermediate Bond Fund and 100 million shares of Class W Common Stock, 100 million shares of Class W -- Special Series 3 Common Stock and 100 million shares of

Class W -- Special Series 5 Common Stock, representing interests in the Corporate Bond Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class E, M and W Common Stock are the "A" Shares, Class E, M and W -- Special Series 3 Common Stock are the "M" Shares, Class E , M and W -- Special Series 5 Common Stock are the "K" Shares and Class M -- Special Series 7 Common Stock are the "SRF" Shares. As of the date of this Prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class E Common Stock, Class E -- Special Series 3 Common Stock, Class
E -- Special Series 5 Common Stock, Class M Common Stock, Class M -- Special Series 3 Common Stock, Class M -- Special Series 5 Common Stock, Class
M -- Special Series 7 Common Stock, Class W Common Stock, Class W -- Special Series 3 Common Stock or Class W -- Special Series 5 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' A and K Shares. For more information about the Intermediate Bond Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See "Shareholder Guide -- What Alternative Sales Arrangements are Available?" for a description of eligible purchasers of K Shares.

A Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three classes of shares in the Intermediate Bond Fund and the two classes of shares in the Corporate Bond and U.S. Government Securities Funds which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except
(a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. SRF, A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion.

When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares, only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares, and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

================================================================================
                                 PLAN PAYMENTS
 THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES
                                     AND A
  DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN FOR K
                                    SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of a Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of a Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1997 the Corporate Bond Fund, Intermediate Bond Fund and U.S. Government Securities Fund made payments under the Plan at effective annual rates of 0.25% , 0.16% and 0.25% of the average daily net assets with respect to A Shares of the Corporate Bond, Intermediate Bond and U.S. Government Securities Funds, respectively.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION PLAN AND ADMINISTRATIVE AND
SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, each Fund pays the Distributor for distribution expenses primarily intended to result in the sale of such Fund's K Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's K Shares; payments to Service Organizations for assistance in connection with the distribution of K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing K shareholders of the Funds) and in implementing and operating the Distribution Plan.

Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Funds necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in K Shares.

Under the Distribution Plan, payments by a Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plans, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of a Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

For the fiscal year ended February 28, 1997, the Corporate Bond, Intermediate Bond and U.S. Government Securities Funds made payments under the Distribution, Administrative and Shareholder Services Plans at the effective annual rates of 0.75%, 0.75% and 0.75%, of the average daily net assets with respect to such Funds' K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rates of 0.25%, 0.25% and 0.25% of the average daily net assets with respect to such Funds' K shares.

================================================================================
                                   APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA" -- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA" -- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A" -- deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," " DDD," "DD," and "D" -- regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

TFI-0010

                          PACIFIC HORIZON MUTUAL FUNDS


                              CORPORATE BOND FUND

                             INTERMEDIATE BOND FUND

                                U.S. GOVERNMENT
                                SECURITIES FUND


                                   PROSPECTUS

                                 June 24, 1997



                                NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                           Class A and K Shares of the
                            International Equity Fund

                                   ----------

Form N-1A Item                                                         Prospectus Caption

Part A

1.      Cover Page.................................................    Cover Page

2.      Synopsis...................................................    Expense Summary

3.      Condensed Financial Information............................    Measuring Performance

4.      General Description of Registrant..........................    Description of Shares; Cover
                                                                       Page; Fund Investments; Types
                                                                       of Investments; Fundamental
                                                                       Limitations; Other Investment
                                                                       Practices and Considerations

5.      Management of the Fund.....................................    The Business of the Fund

5.A. Management's Discussion of
          Fund Performance.........................................    *

6.      Capital Stock and Other
          Securities...............................................    Description of Shares;
                                                                       Dividend and Distribution
                                                                       Policies; Tax Information

7.      Purchase of Securities Being
         Offered...................................................    How to Buy Shares; Shareholder
                                                                       Services; The Business of the
                                                                       Fund; Plan Payments; Measuring
                                                                       Performance

8.      Redemption or Repurchase...................................    How to Sell Shares;
                                                                       Shareholder Services; Plan
                                                                       Payments

9.      Pending Legal Proceedings..................................    *

----------

*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 24, 1997

                   PACIFIC HORIZON INTERNATIONAL EQUITY FUND
                    Investment Portfolio Offered by Pacific
                              Horizon Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON INTERNATIONAL EQUITY FUND (the "Fund") is a diversified mutual fund whose investment objective is to seek long-term capital growth primarily through investments in foreign equity securities.

This Prospectus describes two classes of shares. A Shares are sold with a front-end sales charge. K Shares are not subject to either a front-end sales charge or a contingent deferred sales charge.

The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds. Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Fund.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Fund's official sales literature, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   4
      FUND INVESTMENTS                       7    INVESTMENT OBJECTIVE
                                             7    TYPES OF INVESTMENTS
                                             9    FUNDAMENTAL LIMITATIONS
                                             9    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                     14    HOW TO BUY SHARES
                                            14      What Is My Minimum Investment In The Fund?
                                            14      What Alternative Sales Arrangements Are Available?
                                            14      How Are Shares Priced?
                                            17      How Do I Decide Whether To Buy A or K Shares?
                                            19      How Can I Buy Shares?
                                            20      What Price Will I Receive When I Buy Shares?
                                            21      What Else Should I Know To Make A Purchase?
                                            21    HOW TO SELL SHARES
                                            21      How Do I Redeem My Shares?
                                            23      What NAV Will I Receive For Shares I Want To Sell?
                                            23      What Kind Of Paperwork Is Involved In Selling
                                                      Shares?
                                            23      How Quickly Can I Receive My Redemption Proceeds?
                                            24      Do I Have Any Reinstatement Privileges After
                                                      I Have Redeemed Shares?
      DIVIDEND AND DISTRIBUTION             24
        POLICIES
      SHAREHOLDER SERVICES                  25    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                            25    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            26    WHAT IS TELETRADE?
                                            26    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            26    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            27    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            27    CAN MY DIVIDENDS FROM THE FUND BE INVESTED
                                                  IN OTHER FUNDS?
                                            27    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              28    FUND MANAGEMENT
                                            28    Expenses
                                            28    Service Providers
                                            30    Fee Waivers
      TAX INFORMATION                       31
      MEASURING PERFORMANCE                 32
      DESCRIPTION OF SHARES                 33
      PLAN PAYMENTS                         35
       DISTRIBUTOR:                            INVESTMENT ADVISER:                       SUB-ADVISER:
       Concord Financial Group, Inc.           Bank of America National Trust            Wellington Management
       3435 Stelzer Road                       and Savings Association                   Company, LLP
       Columbus, OH 43219-3035                 555 California Street                     75 State Street
                                               San Francisco, CA 94104                   Boston, MA 02109

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. The Fund offers two classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 15 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees.

ANNUAL FUND OPERATING EXPENSES include payments by the Fund for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of K Shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Fund for A and K Shares and the operating expenses expected to be incurred during the current fiscal year with respect to A and K Shares. Actual expenses may vary. A hypothetical example based on the summary is also shown.

                              A SHARES         K SHARES
                              --------         --------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed
   on Purchases (as a
   percentage of offering
   price)                       4.50%                 None
  Maximum Sales Load Imposed
   on Reinvested Dividends      None                  None
  Maximum Contingent Deferred
   Sales Load (as a
   percentage of original
   purchase price or
   redemption proceeds,
   whichever is lower)          None                  None
  Redemption Fees               None                  None
  Exchange Fee                  None                  None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of
     average net assets)
  Management Fees (After Fee
   Waivers)+                    0.30%                 0.30%
  12b-1 Fees (or in the case
   of certain Class K Shares,
  Administrative Service Fees
   (After Fee Waivers)*            0%                 0.50%
  Shareholder Services Fee*     0.25%                 0.25%
  Other Expenses (After Fee
   Waivers and Expense
   Reimbursements)+             0.95%                 0.95%
                               -----                 -----
  Total Operating Expenses
   (After Fee Waivers and
   Expense Reimbursements)+     1.50%                 2.00%
                               =====                 =====

+ Absent fee waivers and/or expense reimbursements, Management Fees for each class of shares of the Fund would be 0.95% of the average net assets (annualized); Other Expenses for the Fund's A and K shares would be 1.04% of average net assets (annualized) and Total Operating Expenses for the Fund's A and K Shares would be 2.24% and 2.99% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide", "The Business of the Fund" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 60              $90              $ 123              $216
     K Shares                                  $ 20              $63              $ 108              $233

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees consist of:

- an investment advisory fee payable at the annual rate of 0.75% of the Fund's daily net assets; and

- an administration fee payable at the annual rate of 0.20% of the Fund's average daily net assets.

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan, with respect to K Shares. See the section entitled "How Do I Decide Whether to Buy A or K Shares?" on page 17.

                              FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the period indicated. The Fund commenced operations on May 13, 1996 by offering a single series of shares known as A Shares, and initially funded K Shares on July 22, 1996. Prior to September 1, 1996, the Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company (the "Master Portfolio") which had an identical investment objective. On September 1, 1996, the Fund withdrew its assets from the Master Portfolio and invested them directly in portfolio securities. The information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with such financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

Selected data for an A Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                    PERIOD ENDED
                                                                                FEBRUARY 28, 1997(A)
                                                                                --------------------
Net asset value per share, beginning of period                                        $  10.00
                                                                                       -------
Income from Investment Operations:
  Net investment income                                                                  (0.01)
  Net realized and unrealized gains on investment transactions                           (0.07)
                                                                                       -------
          Total income from investment operations                                        (0.08)
Less Dividends and Distributions:
  Distributions to shareholders from net realized gains on investment
     transactions                                                                        (0.01)
                                                                                       -------
Net change in asset value per share                                                      (0.09)
                                                                                       -------
Net asset value per share, end of period                                              $   9.91
                                                                                       =======
Total Return                                                                             (0.79)%**
Ratios/supplemental data:
  Net assets, end of period (000)                                                     $ 16,217
  Ratio of expenses to average net assets*                                                0.92%(b)
  Ratio of net investment income to average net assets*                                   0.40%(b)
  Portfolio Turnover Rate                                                                  114%(c)
  Average Commission Rate Paid                                                        $ 0.0353(d)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 3.00% and 3.01% respectively, for the period ended February 28, 1997.

 ** The total return listed is not annualized for the period ended February 28, 1997, and does not include the effect of the maximum 4.50% sales charge on A Shares.

(a) Period from May 13, 1996 (inception date of fund) to February 28, 1997.

(b) Annualized.

(c) Not Annualized.

(d) Represents the dollar amount of commissions paid on Fund transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                    PERIOD ENDED
                                                                                FEBRUARY 28, 1997(A)
                                                                                --------------------
Net asset value per share, beginning of period                                        $   9.82
                                                                                       -------
Income from Investment Operations:
  Net investment (loss)                                                                  (0.01)
  Net realized and unrealized gains on investment transactions                            0.08
                                                                                       -------
          Total income from investment operations                                         0.07
  Distributions to shareholders from net realized gains on investment
     transactions                                                                        (0.01)
                                                                                       -------
Net change in asset value per share                                                       0.06
                                                                                       -------
Net asset value per share, end of period                                              $   9.88
                                                                                       =======
Total return                                                                              0.72%**
Ratios/supplemental data:
  Net assets, end of period (000)                                                     $    116
  Ratio of expenses to average net assets*                                                1.49%(b)
  Ratio of net investment income to average net assets*                                  (0.31)%(b)
  Portfolio Turnover rate                                                                  114%**
  Average Commission rate paid                                                        $ 0.0353(c)

---------------

  * During the period, certain fees were voluntarily reduced and or reimbursed. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.04% and 2.03%, respectively, for the period ended February 28, 1997.

 ** Not annualized.

 (a) Period from July 22, 1996 (inception date) to February 28, 1997.

 (b) Annualized.

 (c) Represents the dollar amount of commissions paid on fund transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

================================================================================
                                FUND INVESTMENTS

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Pacific Horizon International Equity Fund seeks long-term capital growth by investing primarily in foreign equity securities. The Fund may be appropriate for investors who want to diversify their investments into foreign equity markets and who are prepared to accept the risks entailed in such investments. WHILE THE FUND STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. During normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of companies that are domiciled or have their principal activities in countries outside the United States. Normally, the Fund will invest in equity securities of companies in at least three different foreign countries. The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase such securities. The Fund may also invest in futures and options for purposes of adjusting country exposure, hedging, or income enhancement. The Fund will be primarily invested in securities denominated in currencies other than the U.S. dollar; currency will be hedged at the discretion of Wellington Management.

The Fund may invest up to 20% of its total assets (at the time of purchase) in convertible bonds and debt securities. These debt obligations include U.S. Government and foreign government securities and corporate debt securities, including Samurai and Yankee bonds and Euro-bonds. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P"), or Fitch Investors Service, Inc. ("Fitch"), or, if unrated, deemed by Bank of America or Wellington Management to be of equivalent quality. Securities rated in the lowest category of investment grade, Baa by Moody's or BBB by S&P, D&P or Fitch may have speculative characteristics.

In the event that the rating of any security held by the Fund falls below the required rating, the Fund will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of Bank of America or Wellington Management, such investment is considered appropriate under the circumstances.

The Fund may also invest, without limitation, in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or other similar securities evidencing ownership of underlying securities issued by foreign issuers. ADRs purchased for the Fund will be included as part of the 80% of assets in foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities underlying the ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets.

During temporary defensive periods when Bank of America or Wellington Management believe such a position is warranted by uncertain or unusual market conditions, the Fund may invest without limit in securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities), foreign or domestic money market instruments and investment grade debt securities, or may hold its assets in cash (U.S. dollars, foreign currencies or multinational currency units).

RISK FACTORS. Although investing in any mutual fund has certain inherent risks, an investment in the Fund may have even greater risks than investments in most other types of mutual funds. The Fund is not a complete investment program, and it may not be appropriate for an investor if he or she cannot bear financially the loss of at least a significant portion of his or her investment. The Fund's net asset value per share is subject to rapid and substantial changes because greater risk is assumed in seeking the Fund's objective.

RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Because the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Fund does not hedge against such fluctuations, affect the value of securities in the Fund so far as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets and the regulatory control of the exchanges on which the currencies trade. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Costs are incurred in connection with conversions between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action in a foreign court than in a United States court.

The expense ratio of the Fund can be expected to be higher than that of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the net return to the Funds' shareholders. See "Tax Information."

ADDITIONAL INVESTMENTS. When not invested in the securities described above, the Fund may invest in other types of securities subject to the limitations described previously.

The Fund may purchase bank obligations including certificates of deposit and bankers' accept-ances issued by domestic or foreign banks or financial institutions that have total assets of more than $2.5 billion. The Fund may also make interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets.

Commercial paper rated in the top rating category by S&P, Moody's, D&P or Fitch and unrated commercial paper determined to be of comparable quality by Bank of America or Wellington Management may also be purchased.

As noted above, the Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Small Business Administration or the Maritime Administration, are backed by the full faith and credit of the U.S. Government; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it was not required to do so by law.

FUNDAMENTAL LIMITATIONS

The investment objective of the Fund may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund. Policies requiring such a vote to effect a change are known as "fundamental." Included in the Fund's fundamental investment limitations is the restriction that the Fund may not borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), provided that the Fund may borrow from banks for temporary purposes and in an amount not exceeding 10% of the value of the total assets of the Fund; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

A complete list of the fundamental investment limitations is set out in full in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

OPTIONS. The Fund may write covered put and call options and purchase put and call options on U.S. or foreign securities that are traded on United States and foreign securities exchanges and in over-the-counter markets.

Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A put option written by the Fund is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the purchaser of an option will generally reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and current interest rates.

The risks of transactions in options on foreign securities exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option. Unless the price of the underlying security rises sufficiently, the call option may expire worthless to the Fund.

The Fund's options transactions will be limited as follows: a) not more than 5% of the total assets of the Fund may be invested in options; b) the obligations of the Fund under put options written by the Fund may not exceed 50% of the Fund's net assets; and c) the aggregate premiums on all options purchased by the Fund may not exceed 25% of the Fund's net assets.

The Fund may buy put and call options on various stock indices. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies to increase the Fund's gross income and for the purpose of protecting against declines in the United States dollar value of foreign currency-denominated portfolio securities and against increases in the United States dollar cost of such securities to be acquired. As with other kinds of options, however, writing an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Purchasing an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium paid plus related transaction costs. Options on foreign currencies written or purchased by the Fund may be traded on United States and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

STOCK INDEX, INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS AND
OPTIONS. The Fund may purchase and sell stock index, interest rate and foreign currency futures contracts (as well as purchase and sell related options) for purposes of adjusting country exposure, in an effort to hedge against changes in the value of securities that the Fund holds in its portfolio or which it intends to purchase, or as a substitute for purchasing or selling the underlying security. Such changes could occur as a result of market conditions or fluctuating currency exchange rates. These transactions will only be entered into when deemed appropriate by Bank of America or Wellington Management to reduce the risks inherent in the management of the Fund.

The Fund may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of initial margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments). Equity-related options and futures will be included in the Fund's equity assets for purposes of the 80% test.

More information regarding futures contracts and related options can be found in Appendix A to the Statement of Additional Information.

POTENTIAL RISKS OF OPTIONS AND FUTURES. The successful use of the foregoing investment techniques depends on the ability of Bank of America or Wellington Management to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid portfolio securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

REPURCHASE AGREEMENTS. The Fund may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Fund will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America or Wellington Management, under guidelines approved by the Fund's Board of Directors. It is intended that such agreements will not have maturities longer than 60 days. During the term of any repurchase agreement, the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America or Wellington Management then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Fund would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements the Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back at an agreed upon time and price. When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America or Wellington Management to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares. The Fund will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Fund will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued, forward commitment or delayed settlement transactions. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily to hedge against anticipated changes in interest rates.

SECURITIES LENDING. In order to earn additional income, the Fund may lend its portfolio securities to financial institutions (such as banks and brokers) that Bank of America or Wellington Management consider to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the Fund. If the financial institution should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will only be made when, in the judgment of Bank of America or Wellington Management, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Fund exceeds 30% of its total assets. Securities loans will be fully collateralized.

INVESTMENT COMPANY SECURITIES. The Fund may acquire shares of open and closed-end investment companies, including companies that invest in foreign issuers and money market mutual funds advised by Bank of America, subject to the requirements of applicable securities laws. No more than 10% of the value of the Fund's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company; except with respect to the investment in a money market mutual fund advised by Bank of America, the Fund is permitted to invest the greater of 5% of its net assets or $2.5 million. In addition, the Fund may hold no more than 3% of the outstanding voting stock of any other investment company. Although these investment companies may have policies that differ from the Fund's policies, their management and other types of expenses will be similar to those borne by the Fund. When the Fund invests in another investment company, it pays a pro rata portion of that company's expenses. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable. The Fund intends that investments in securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors, Bank of

America, or Wellington Management (pursuant to guidelines adopted by the Board), will not be subject to the Fund's 15% limitation on illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that institutional buyers under Rule 144A become uninterested in purchasing these securities.

PORTFOLIO TRANSACTIONS. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America or Wellington Management and their affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America or Wellington Management. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

From time to time, the Fund may pay brokerage commissions to an affiliate of the Fund's distributor on securities acquired by the Fund. In allocating purchase and sale orders for investment securities, Bank of America or Wellington Management may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America, Wellington Management or the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Fund are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Portfolio turnover will not be a limiting factor in making investment decisions for the Fund. See "Financial Highlights" for the Fund's portfolio turnover for the period ended February 28, 1997.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE
    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST
                             OFTEN-ASKED QUESTIONS
    REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S
                                   DIVIDENDS.
--------------------------------------------------------------------------------

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                    INITIAL     SUBSEQUENT
                                    INVESTMENT  INVESTMENT

  Regular Account                   $   500*        $50
  Automatic Investment Plan         $    50         $50
  IRAs, SEP-IRAs (one participant)  $   500     No minimum
  Spousal IRAs**                    $   250     No minimum
  SEP-IRAs (more than one
    participant)                    $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate .

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Fund issues two classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code and (f) certain other retirement plans. The two classes of shares in the Fund represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects except as discussed below. A Shares bear the expenses of a Shareholder Services Plan. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The two classes also have different exchange privileges, as described below. The net income attributable to A and K Shares and the dividends payable on A and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares,
(b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A

Shares. Each class calculates its net asset value ("NAV") as follows:

                      (Value of Assets Attributable to the Class) -
                        (Liabilities Attributable to the Class)
       -------------------------------------------------------------
NAV =
                       Number of Outstanding Shares of the Class

Net asset value is determined as of end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.
The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Trading in foreign securities is generally completed prior to the end of regular trading on the Exchange. Trading may occur in foreign securities, however, on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value per share of the Fund on days when net asset value is not calculated and on which shareholders of the Fund cannot redeem due to changes in values of securities traded in foreign markets. For further information about valuing securities, see the Statement of Additional Information. For price information call (800) 346-2087.

The per share net asset values of A and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------

                                                 DEALER'S
                                                REALLOWANCE
                        AS A % OF   AS A % OF    AS A % OF
        AMOUNT OF        OFFERING   NET ASSET    OFFERING
       TRANSACTION        PRICE       VALUE       PRICE*

  Less than $100,000       4.50        4.71         4.00
  $100,000 but less
    than $250,000          3.75        3.90         3.35
  $250,000 but less
    than $500,000          2.50        2.56         2.20
  $500,000 but less
    than $750,000          2.00        2.04         1.75
  $750,000 but less
    than $1,000,000        1.00        1.01         0.90
  $1,000,000 or more       0.00        0.00         0.00

  * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.

--------------------------------------------------------------------------------

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who was a shareholder of SRF Shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Investment Ser-
vices, Inc. and FundAdvisor(TM) or FundManager(TM) from Bank of America;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Bank of America's Northwest Division or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Fund may be purchased without a front-end sales load pursuant to the Program.)

RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of the Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A OR K SHARES?

The alternative sales arrangements of the Fund permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A Shares also bear the expense of a shareholder service plan. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------
                                 TO BUY SHARES
 ===============================================================================
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
                  THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                 (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)

                                       Contact them directly           Contact them directly
                                       for instructions.               for instructions.
----
                                        THROUGH THE DISTRIBUTOR
                (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
                                       Complete an Account             Mail all subsequent
                                       Application and mail it with    investments to:
                                       a check payable to Pacific
                                       Horizon International Equity    Pacific Horizon Funds, Inc.
                                       Fund to the address on the      P.O. Box 182090
                                       Account Application. The        Columbus, Ohio 43218-2090
                                       Company will not accept third
                                       party checks for investment.
--------------------------------------------------------------------------------------------------------
    IN PERSON
    BISYS Fund Services, Inc.          Deliver an Account              Deliver your payment directly
    3435 Stelzer Road                  Application and your payment    to the address on the left.
    Columbus, OH 43219-3035            directly to the address on
                                       the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE                            Initial purchases of shares     Contact the Fund's transfer
                                       into a new account may not be   agent at 800-346-2087 for
                                       made by wire.                   complete wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of Fund shares in your name.

                                                                       Be sure to include your name
                                                                       and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    Purchases may be made in the
    (a service permitting transfers    be used to make an initial      minimum amount of $500 and
    of money from your                 purchase.                       the maximum amount of $50,000
    checking, NOW or bank                                              per transaction as soon as
    money market account)                                              appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

You should refer to the "Shareholder Services" section
for additional important information about the TeleTrade Privilege.
YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
----------------------------------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A or K Shares. Certificates for shares will not be issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

     THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
       (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                    Contact them directly for instructions.

--------------------------------------------------------------------------------

                           THROUGH THE DISTRIBUTOR
          (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   International Equity Fund        joint owner, must sign) to the Transfer Agent.
   c/o Pacific Horizon Funds,
   Inc.
   P.O. Box 182090
   Columbus, Ohio 43218-2090

--------------------------------------------------------------------------------

   IN PERSON
   BISYS Fund Services, Inc.
   3435 Stelzer Road                Deliver your signed, written request (each owner, including
   Columbus, OH 43219-3035          each joint owner, must sign) to the address on the left.

--------------------------------------------------------------------------------


   BY WIRE
                                    As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Fund itself imposes no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

The Fund imposes no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A or K Shares. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commis-sion. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, in shares of the same class of the Fund out of which you redeemed, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

--------------------------------------------------------------------------------
                       DIVIDEND AND DISTRIBUTION POLICIES
--------------------------------------------------------------------------------

The Fund's net income and net realized capital gains (if any) are distributed at least annually. Dividends are paid within five business days after year end.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
             PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS
               TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.
--------------------------------------------------------------------------------

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America , accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE
FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares, and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING
AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a nonretirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

--------------------------------------------------------------------------------
                            THE BUSINESS OF THE FUND
--------------------------------------------------------------------------------

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

EXPENSES

Operating expenses borne by the Fund include taxes, fees and expenses of the directors, and officers, investment advisory, administration, custodial and transfer agency fees, certain insurance premiums, outside auditing and legal expenses, cost of shareholder reports and meetings and any extraordinary expenses. Fund expenses also include Securities and Exchange Commission fees, state securities qualification fees, cost of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and certain shareholder servicing fees. Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in their operation.

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In its advisory agreement, Bank of America has agreed to manage the Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities. The advisory agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a subadviser provided that Bank of America remains fully responsible to the Fund for the acts and omissions of the subadviser. In addition, notwithstanding any such employment or association, Bank of America shall itself (a) establish and monitor general investment criteria and policies for the Fund, (b) review and analyze on a periodic basis the Fund's portfolio holdings and transactions in order to determine their appropriateness in light of the Fund's shareholder base, and (c) review and analyze on a periodic basis the policies established by any sub-adviser for the Fund with respect to the placement of orders for the purchase and sale of portfolio securities.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.75% of the Fund's average daily net assets. This fee is higher than that paid by other investment companies but is comparable to fees paid by other investment companies with similar invest-ment objectives and policies. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). On September 1, 1996, the International Equity Fund withdrew its investment in the International Equity Master Portfolio, an investment portfolio of Master Investment Trust, Series I ("Master Trust") having the same investment objective as the International Equity Fund, and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the existing advisory agreement between the Master Trust and Bank of America with respect to the International Equity Master Portfolio. For the period May 13, 1996 (commencement of operations) through August 31, 1996, Bank of America waived its entire investment advisory fee payable by the International Equity Master Portfolio. For the period September 1, 1996 through February 28, 1997, Bank of America waived its entire investment advisory fee payable by the International Equity Fund. For the period May 13, 1996 through February 28, 1997, Bank of America reimbursed a portion of the International Equity Master Portfolio's and/or International Equity Fund's operating expenses.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan as described under "Plan Payments" below, and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                  SUB-ADVISER

Wellington Management Company, LLP, ("Wellington Management") a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109 , provides sub-advisory services to the Fund. Subject to the oversight and supervision of the Adviser and the Company's Board of Directors, the Sub-Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Wellington Management will from time to time determine what securities and other investments will be purchased, retained or sold by the Fund.

Wellington Management is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Fund. The fee is payable quarterly at the following annual rates based on the average month-end net assets of the Fund: 0.40% on the Fund's first $50 million of average month-end net assets, 0.30% on the next $100 million, 0.25% on the next $350 million and 0.20% of the Fund's average month-end net assets in excess of $500 million. For the period January 1, 1997 through February 28, 1997, Wellington Management waived a portion of its sub-advisory fee payable by Bank of America, and Bank of America paid Wellington Management sub-advisory fees at an effective rate of 0.12% of the Fund's average month-end net assets.

Since January 1, 1997, the International Equity Fund has been managed by Wellington Management's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Mr. Skramstad joined Wellington Management in 1993 as the firm's Director of International Equity Investments. Prior to joining Wellington Management, Mr. Skramstad was a Principal at Scudder, Stevens & Clark, Inc.

                                 ADMINISTRATOR

The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Fund. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly-owned subsidiary of BISYS served as administrator.

Under its administration agreements with the Company, BISYS has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services, and clerical services; coordinate the preparation of reports to shareholders of the Fund and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund; calculate the net asset value of the Fund; calculate the dividends and capital gains distributions paid to shareholders and generally assist in all aspects of the operations of the Fund.

For its services as administrator, BISYS is entitled to receive an administration fee from the Fund at the annual rate of 0.20% of the Fund's average daily net assets. This amount may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers").

Prior to September 1, 1996, Concord was entitled to receive an administration fee payable at the annual rate of 0.15% of the International Equity Fund's average daily net assets and 0.05% of the International Equity Master Portfolio's average daily net assets. For the period May 13, 1996 (commencement of operations) through August 31, 1996, Concord waived its entire administration fee payable by the International Equity Master Portfolio. For the period May 13, 1996 through February 28, 1997, Concord or BISYS waived its entire administration fee payable by the International Equity Fund. For the same period, Concord and/or BISYS also reimbursed a portion of the Fund's operating expenses.

Pursuant to the authority granted in its administration agreements, BISYS or a subcontractor has entered into an agreement with PFPC, Inc. ("PFPC") under which PFPC and an off-shore affiliate of PFPC provides certain accounting, bookkeeping, pricing and dividend distribution calculation services to the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th floor, Philadelphia, Pennsylvania, 19101 serves as the Custodian of the Fund. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent of the Fund and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in its operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of the Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain Fund expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

--------------------------------------------------------------------------------
                                TAX INFORMATION
YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT
    OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR
     CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES
                                 IN THE FUNDS.
--------------------------------------------------------------------------------

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"), for the current taxable year, and the Fund intends that it will so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

Distributions (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gains over net long-term capital loss are taxable to you as ordinary income. It is not anticipated that any such distribution from the Fund will qualify for the dividends received deduction allowed to corporations.

Any distribution you receive comprised of the excess of net long-term capital gains over net short-term capital losses ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A distribution paid to you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares, subject to this same limitation.

Certain interest income and dividends earned by the Fund from foreign securities is expected to be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Fund may make this election. As a consequence, the amount of these foreign taxes paid by the Fund will be included in the income of the Fund's shareholders pro rata (in addition to taxable distributions actually received by them), and a shareholder will be entitled either (a) to credit their proportionate amount of such taxes against his U.S. federal income tax liabilities, or (b) if they itemize their deductions, to deduct such proportionate amounts from their U.S. income.

Certain realized gains or losses on the sale or retirement of foreign bonds held by the Fund, to the extent attributable to fluctuations in currency or exchange rates, as well as other gains or losses attributable to exchange rate fluctuations, are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or, in some circumstances, as capital gains. Generally, your tax basis in your Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends paid to any investor (i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure properly to include on this return payments of interest or dividends, or (iii) who has failed to certify to the Fund, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences described above.

--------------------------------------------------------------------------------
                             MEASURING PERFORMANCE
THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN AND
    AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT
                      INTENDED TO INDICATE FUTURE RESULTS.
--------------------------------------------------------------------------------

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares, and include the maximum front-end sales charge for A Shares. The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Europe, Asia and Far East Index ("EAFE"); the Dow Jones Industrial Average; the Financial Times World Stock Index; the Lipper International Fund Index; the Standard & Poor's 500 Stock Index; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

--------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.
--------------------------------------------------------------------------------
ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class T Common Stock, 100 million shares of Class T -- Special Series 3 Common Stock and 100 million shares of Class T -- Special Series 5 Common Stock, representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class T Common Stock are the "A" Shares; Class T -- Special Series 3 Common Stock are the "M" Shares and Class T -- Special Series 5 Common Stock are the "K" Shares. As of the date of this prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class T Common Stock, Class T -- Special Series 3 Common Stock or Class T -- Special Series 5 Common Stock) into one or more series. This Prospectus relates primarily to the Fund's A and K Shares. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

The two classes of shares in the Fund which are publicly offered represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects except (a) A Shares bear the expenses of a Shareholder Services Plan and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

The two classes also have different exchange privileges.

Except as noted below, shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund upon liquidation. The net income attributable to A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares, and only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares. The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                 PLAN PAYMENTS
 THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES
  AND A DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN
                                 FOR K SHARES.
--------------------------------------------------------------------------------
The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of the Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of the Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of the Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the period ended February 28, 1997, the Distributor waived its entire fee under the Plan with respect to the Fund's A shares.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, the Fund pays the Distributor for distribution expenses primarily intended to result in the sale of the Fund's K Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing the Fund's K Shares; payments to Service Organizations for assistance in connec-tion with the distribution of K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Fund (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing K shareholders of the
Fund) and in implementing and operating the Distribution Plan.

Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Fund necessary for accounting or sub-accounting; and providing statements periodically to clients showing their position in K Shares.

Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of the Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the period ended February 28, 1997, the Distributor waived its entire fee under the Distribution Plan and Administrative and Shareholder Services Plan with respect to the Fund's K Shares.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

IEQ-0020


            P A C I F I C   H O R I Z O N   M U T U A L   F U N D S


                                 INTERNATIONAL
                                  EQUITY FUND




                                   PROSPECTUS
                                 June 24, 1997







                                NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                           Class A and K Shares of the
                              Asset Allocation Fund

                                   ----------

Form N-1A Item                                                         Prospectus Caption

Part A

1.      Cover Page.................................................    Cover Page

2.      Synopsis...................................................    Expense Summary

3.      Condensed Financial Information............................    Financial Highlights;
                                                                       Measuring Performance

4.      General Description of Registrant..........................    Description of Shares; Cover
                                                                       Page; Fund Investments; Types
                                                                       of Investments; Fundamental
                                                                       Limitations; Other Investment
                                                                       Practices and Considerations

5.      Management of the Fund.....................................    The Business of the Fund

5.A.    Management's Discussion of
          Fund Performance.........................................    *

6.      Capital Stock and Other
          Securities...............................................    Description of Shares;
                                                                       Dividend and Distribution
                                                                       Policies; Tax Information

7.      Purchase of Securities Being
         Offered...................................................    How to Buy Shares; Shareholder
                                                                       Services; The Business of the
                                                                       Fund; Plan Payments; Measuring
                                                                       Performance

8.      Redemption or Repurchase...................................    How to Sell Shares;
                                                                       Shareholder Services; Plan
                                                                       Payments

9.      Pending Legal Proceedings..................................    *

----------

*  Item inapplicable or answer negative.

PROSPECTUS
JUNE 24, 1997


                      PACIFIC HORIZON ASSET ALLOCATION FUND
           Investment Portfolio Offered by Pacific Horizon Funds, Inc.

The PACIFIC HORIZON ASSET ALLOCATION FUND (the "Fund") is a diversified mutual fund whose investment objective is to obtain long-term growth from capital appreciation and dividend and interest income. The Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.




This Prospectus describes two classes of shares. A Shares are sold with a front-end sales charge. K Shares are not subject to either a front-end sales charge or a contingent deferred sales charge.


The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.


This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.


More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.



LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.




This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Fund's official sales literature, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the distributor to make such offer in such jurisdiction.

                                    CONTENTS



EXPENSE SUMMARY               5

FINANCIAL HIGHLIGHTS          8

FUND INVESTMENTS             10    INVESTMENT OBJECTIVE
                             10    TYPES OF INVESTMENTS
                             11    FUNDAMENTAL LIMITATIONS
                             12    OTHER INVESTMENT PRACTICES AND
                                   CONSIDERATIONS

SHAREHOLDER GUIDE            17    HOW TO BUY SHARES
                             17    What Is My Minimum Investment In The Fund?
                             17    What Alternative Sales Arrangements Are
                                   Available?
                             18    How Are Shares Priced?
                             22    How Do I Decide Whether To Buy A or K
                                   Shares?
                             22    How Can I Buy Shares?
                             22    What Price Will I Receive When I Buy
                                   Shares?
                             23    What Else Should I Know To Make A
                                   Purchase?
                             23    HOW TO SELL SHARES
                             23    How Do I Redeem My Shares?
                             25    What NAV Will I Receive For Shares I
                                   Want To Sell?
                             26    What Kind Of Paperwork Is Involved In
                                   Selling Shares?
                             26    How Quickly Can I Receive My Redemption
                                   Proceeds?
                             26    Do I Have Any Reinstatement Privileges
                                   After I Have Redeemed Shares?

DIVIDEND AND
DISTRIBUTION POLICIES        27

SHAREHOLDER SERVICES         28    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                             28    CAN I EXCHANGE MY INVESTMENT FROM ONE
                                   FUND TO ANOTHER?
                             29    WHAT IS TELETRADE?
                             29    CAN I ARRANGE TO HAVE AUTOMATIC
                                   INVESTMENTS MADE ON A REGULAR BASIS?
                             30    WHAT IS DOLLAR COST AVERAGING AND HOW
                                   CAN I IMPLEMENT IT?
                             30    CAN I ARRANGE PERIODIC WITHDRAWALS?
                             30    CAN MY DIVIDENDS FROM THE FUND BE INVESTED
                                   IN OTHER FUNDS?
                             31    IS THERE A SALARY DEDUCTION PLAN
                                   AVAILABLE?

THE BUSINESS OF THE FUND     32    FUND MANAGEMENT
                             32    Service Providers

TAX INFORMATION              34

MEASURING PERFORMANCE        35

DESCRIPTION OF SHARES        37

PLAN PAYMENTS                38

DISTRIBUTOR:                       INVESTMENT ADVISER:
Concord Financial Group, Inc.      Bank of America National Trust and Savings
3435 Stelzer Road                  Association
Columbus, OH 43219-3035            555 California Street
                                   San Francisco, CA 94104

EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. The Fund offers two classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 18 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees.


ANNUAL FUND OPERATING EXPENSES include payments by the Fund for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of K Shares only), shareholder servicing, accounting and other services.


Below is a summary of the shareholder transaction expenses imposed by the Fund for A and K Shares and the estimated operating expenses expected to be incurred during the current fiscal year with respect to the Fund's A and K Shares. Actual expenses may vary. A hypothetical example based on the summary is also shown.


                                                              A SHARES   K SHARES
                                                              --------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                           4.50%      None
Maximum Sales Load Imposed on Reinvested
  Dividends                                                     None       None
Maximum Contingent Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds,
  whichever is lower)                                           None       None
Redemption Fees                                                 None       None
Exchange Fee                                                    None       None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average
  net assets)
Management Fees                                                 0.55%      0.55%
12b-1 Fees (or in the case of
  certain Class K Shares,
  Administrative Service Fees)
 (After Fee Waivers)*                                              0%      0.50%
Shareholder Services Fee*                                       0.25%      0.25%
Other Expenses                                                  0.15%      0.15%
Total Operating Expenses
(After Fee Waivers)+                                            0.95%      1.45%


     + Absent fee waivers, Total Operating Expenses for the Fund's K Shares would be 1.70% of average net assets (annualized).


     * Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Fund" and "Plan Payments" below.


EXAMPLE: Assume the Fund's annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:


                                     AFTER        AFTER        AFTER        AFTER
                                     1 YR         3 YRS        5 YRS        10 YRS
                                     ----         -----        -----        ------
A Shares(1)                          $ 54         $ 74         $ 95         $156
K Shares                             $ 15         $ 46         $ 79         $174



(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.


Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees consist of:


- an investment advisory fee payable at the annual rate of 0.40% of the Fund's average daily net assets; and


- an administration fee payable at the annual rate of 0.15% of the Fund's average daily net assets.


The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan, with respect to K Shares. See the section entitled "How Do I Decide Whether To Buy A or K Shares?" on page 21.

FINANCIAL HIGHLIGHTS


The table below shows certain information concerning the investment results for the Fund for the periods indicated. On July 22, 1996, the Fund initially funded K Shares. Prior to June 23, 1997, the Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio at an open-end, management investment company (the "Master Portfolio") which had an identical investment objective. On June 23, 1997, the Fund withdrew its assets from the Master Portfolio and invested them directly in portfolio securities. This information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.


The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:


                                                                                                   FOR THE PERIOD
                                                                                                     JANUARY 18,
                                                                                                        1994
                                                                                                     (INCEPTION
                                                    FOR THE          FOR THE          FOR THE           DATE)
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       THROUGH
                                                  FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                                    1997(a)            1996            1995             1994
                                                  ----------       ----------       ----------       ----------
Net asset value per share,
     beginning of period                          $    17.52       $    15.15       $    14.84       $    15.00
                                                  ----------       ----------       ----------       ----------
Income from Investment Operations:
     Net investment income                              0.48             0.52             0.48             0.03

     Net realized and unrealized gains
     (losses) on investment transactions                2.50             2.86             0.24            (0.19)
                                                  ----------       ----------       ----------       ----------
     Total income (loss) from investment
       operations                                       2.98             3.38             0.72            (0.16)
                                                  ----------       ----------       ----------       ----------
Less Dividends and Distributions:
     Dividends to shareholders from net
       investment income                               (0.46)           (0.53)           (0.41)              --

     Distributions to shareholders from
       net realized gains on investment
       transactions                                    (0.64)           (0.48)              --               --
                                                  ----------       ----------       ----------       ----------
Total dividends and distributions                      (1.10)           (1.01)           (0.41)              --
                                                  ----------       ----------       ----------       ----------
Net change in net asset value per
     share                                              1.88             2.37             0.31            (0.16)
                                                  ----------       ----------       ----------       ----------
Net asset value per share, end of period          $    19.40       $    17.52       $    15.15       $    14.84
                                                  ==========       ==========       ==========       ==========
Total Return+                                          17.64%           22.80%            5.03%           (1.07)%

     Ratios/supplemental data:
     Net assets, end of period (000)              $   34,838       $   22,355       $    5,694       $      666

     Ratio of expenses to average net assets*           1.25%            0.62%            0.00%            0.00%++

     Ratio of net investment income to
       average net assets*                              2.59%            3.49%            4.25%            4.20%++


     * Reflects the Fund's proportionate share of the Master Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and the Fund's fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.69%, 2.30%, 7.89% and 83.95% (annualized) for the periods ended

      February 28, 1997, February 29, 1996, February 28, 1995 and February
          28, 1994, respectively.


     + The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

     ++   Annualized.


     (a) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

                                                                   FOR THE PERIOD
                                                                   JULY 22, 1996
                                                                  (INCEPTION DATE)
                                                                      THROUGH
                                                                 FEBRUARY 28, 1997
                                                                 -----------------
Selected data for a K Share of common stock outstanding
  throughout the period indicated:

Net asset value per share, beginning of period .................     $ 17.23
                                                                     -------
Income from Investment Operations:
    Net investment income ......................................        0.19

    Net realized and unrealized gain on investments ............        2.80
                                                                     -------
    Total income from investment operations ....................        2.99
                                                                     -------
Less Dividends and  Distributions:
    Dividends to shareholders from net investment income .......       (0.18)
    Distributions to shareholders from net realized gains on
          investment transactions ..............................       (0.64)
                                                                     -------
Total Dividends and Distributions ..............................       (0.82)
                                                                     -------
Net change in net asset value per share ........................        2.17
                                                                     -------
Net asset value per share, end of period .......................     $ 19.40
                                                                     =======
Total Return ...................................................       17.69%++

Ratios/Supplemental Data:
    Net assets at end of period (000) ..........................     $   748
    Ratio of expenses to average net assets ....................        1.94%+
    Ratio of net investment income to average net assets .......        2.31%+


------------------


+ Annualized. Reflects the Fund's proportionate share of the Master Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and the Fund's fee waivers and expense reimbursements. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 1.32% for the period ended February 28, 1997.



++   Not annualized

INVESTMENT OBJECTIVE


The Pacific Horizon Asset Allocation Fund seeks to obtain long-term growth from capital appreciation and dividend and interest income. The Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. The Fund may be appropriate for investors who want long-term capital appreciation and current dividend and interest income.



WHILE THE FUND STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.



FUND INVESTMENTS


TYPES OF INVESTMENTS


IN GENERAL. The Fund is a diversified portfolio which will invest substantially all of its assets through a balanced approach using bonds, equity securities and cash equivalents.



Investments in equity securities will be limited to common stocks included in either the Dow Jones Industrial Average or the Standard and Poor's 500 Index. Bonds acquired by the Fund will be investment grade at the time of purchase, and may include corporate and government obligations, mortgage-backed securities and municipal securities. Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). While bonds with such ratings are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Fund may invest. Under normal market conditions at least 25% of the Fund's total assets will be invested in fixed income senior securities.



Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Fund will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.



The Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.


The two principal classifications of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



The Fund may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



The value of securities held by the Fund will vary with changes in interest rates and market and economic conditions.



As used in this Prospectus, "cash equivalents" are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P or similarly rated by another NRSRO, or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board.



The Fund may also make other investments as described more fully below under "Other Investment Practices and Considerations."



FUNDAMENTAL LIMITATIONS. The investment objective of the Fund may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. The Fund may not:


1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.


If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of additional fundamental investment limitations is set out in the Statement of Additional Information.


OTHER INVESTMENT PRACTICES AND CONSIDERATIONS



FOREIGN SECURITIES. Subject to its investment objective and the policies stated above, the Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Fund to invest no more than 25% of its net assets (at the time of purchase) in foreign securities. The Fund may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Fund. In addition, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, have less publicly available information about foreign companies, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.



OPTIONS. The Fund may purchase put and call options on listed securities and stock indexes so long as the aggregate of the premiums paid for options does not exceed 2% of the net assets of the Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Fund's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Fund may not write put options but may write fully covered call options as long as the Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.



Closing purchase transactions on previously written options may be entered into by the Fund to realize a profit and/or to permit the Fund to write another option on the underlying security. The Fund might write another option on the underlying security in order to provide for a different exercise price or expiration date. A profit or loss will be realized when an option is closed to the extent the cost of the closing transaction is less or more, respectively, than the premium received for writing the option.



When an option written by the Fund is exercised, the Fund will receive the exercise price for the security as provided for in the option, but it loses the opportunity to receive the price which it could have obtained for the security in the open market, which will likely be higher than the exercise price of the option.



Put options purchased by the Fund give it the right to sell the security underlying the option at the price set forth in the option at any time prior to the expiration of the option. The Fund may sell a put option prior to the time the securities underlying the option are actually sold, which will result in a gain or loss to the Fund depending on whether the amount received from the sale is more or less than the premium and other transaction costs associated with the option.



SPECIAL RISKS ASSOCIATED WITH OPTIONS. The Fund will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit the Fund to close out its option positions. There are no assurances that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If the Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.



Furthermore, the Fund's ability to engage in transactions in options may be limited by IRS requirements that the Fund receive less than 30% of its gross income from certain securities, including options and futures contracts, held by the Fund for less than three months. Bank of America does not believe that transactions in options will significantly affect the Fund's ability to meet IRS requirements.



The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.


For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.


FUTURES. The Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options) as a hedge against anticipated fluctuations or changes resulting from relevant market conditions in the values of the securities held by the Fund or which it intends to purchase or sell, and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell an interest rate or stock index futures contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments). For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.



VARIABLE RATE INSTRUMENTS. The Fund may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization ("NRSRO"), (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).


INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Fund may invest in securities issued by other investment companies (including money market funds advised by Bank of America). No more than 10% of the value of the Fund's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company; except that with respect to the investment in a money market mutual fund advised by Bank of America, the Fund is permitted to invest in the greater of 5% of its net assets or $2.5 million. In addition, the Fund may hold no more than 3% of the outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.



REPURCHASE AGREEMENTS. The Fund may buy securities subject to the seller's agreement to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). These transactions are known as repurchase agreements. Under these agreements, the Fund will acquire securities from either a bank (which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or the equivalent by another NRSRO) or a registered broker-dealer. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days are considered illiquid investments and investment in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of the Fund. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Fund's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Fund's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.



Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, the Fund might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the securities by the Fund may be delayed or denied. Repurchase agreements are considered to be loans under the 1940 Act.



REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to either a bank (which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's) or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.



SECURITIES LENDING. In order to earn additional income, the Fund may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the Fund. If the broker-dealer should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Fund exceeds 10% of its total assets. Securities loans will be fully collateralized.



ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Fund will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.



The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities.



WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Fund will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment transactions. The Fund's when-issued purchases and forward commitments are not to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.



ILLIQUID SECURITIES. The Fund will not invest more than 10% of the value of its total assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable.



SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. The Fund will not invest in instruments or securities issued by Bank of America or any of its affiliates.



PORTFOLIO TRANSACTIONS. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.



In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Fund are not less favorable than what they would be with any other unaffiliated qualified firm.



PORTFOLIO TURNOVER. The Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Fund turnover will not be a limiting factor in making investment decisions for the Fund. For further information concerning portfolio turnover, see the Statement of Additional Information.

                                SHAREHOLDER GUIDE


THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?


Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.


                               INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                                        INITIAL       SUBSEQUENT
                                                       INVESTMENT     INVESTMENT
                                                       ----------     ----------
Regular Account                                        $  500*        $       50
Automatic Investment Plan                              $   50         $       50
IRAs, SEP-IRAs (one participant)                       $  500         No minimum
Spousal IRAs**                                         $  250         No minimum
SEP-IRAs (more than one participant)                   $2,500         No minimum


     * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.


     **   A regular IRA must be opened in conjunction with this account.

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?


The Fund issues two classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books ; (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. The two classes of shares represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects except as discussed below. A Shares bear the expenses of a Shareholder Services Plan. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The two classes also have different exchange privileges, as described below. The net income attributable to A and K Shares and the dividends payable on A and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A Shares. Each class calculates its net asset value ("NAV") as follows:


                  (Value of Assets Attributable to the Class)-
                     (Liabilities Attributable to the Class)
                 ----------------------------------------------
                 NAV= Number of Outstanding Shares of the Class


Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.


The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information call (800) 346-2087.


The per share net asset values of A and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:


                                                                           DEALER'S
                                                                          REALLOWANCE
                                                      AS A % OF AS A % OF AS A % OF
          AMOUNT OF                                   OFFERING  NET ASSET  OFFERING
         TRANSACTION                                   PRICE      VALUE     PRICE*
         -----------                                  --------  ---------  --------
Less than $100,000                                      4.50      4.71      4.00
$100,000 but less than $250,000                         3.75      3.90      3.35
$250,000 but less than $500,000                         2.50      2.56      2.20
$500,000 but less than $750,000                         2.00      2.04      1.75
$750,000 but less than $1,000,000                       1.00      1.01      0.90
$1,000,000 or more                                      0.00      0.00      0.00


     *    Dealer's reallowance may be changed periodically.



From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.


     To the extent that no other A share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of

$1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.


WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

-    reinvestment of dividends or distributions;


- any purchase by an investor who is a shareholder of SRF Shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;


- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;


- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Investment Services, Inc. and FundAdvisor(TM) or FundManager(TM) from Bank of America;


- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;


- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of the Bank of America's Northwest Division or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;


- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:


-    members of the Company's Board of Directors and their spouses;


- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;


- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations;

-    holders of the BankAmericard with an appropriate award certificate;




- former members of the Company's Board of Directors with the designation of director emeritus and their spouses;




- Lucky Store Cardholders during periodic promotions under the Periodic No Load to Lucky Store Cardholders Program (the "Program") (initial purchase only, a front end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Funds may be purchased without a front end sales load pursuant to the Program.)



RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).


To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of the Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.


LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.


While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A OR K SHARES?


The alternative sales arrangements of the Fund permit investors to choose the method of purchasing shares that is most beneficial to them.



In deciding whether to purchase A or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.



When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A Shares than you would in the absence of a front-end sales charge. A Shares are also subject to fees under a shareholder services plan. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees.


HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

                                  TO BUY SHARES

                    OPENING AN ACCOUNT       ADDING TO AN ACCOUNT

      THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)


          Contact them directly for instructions.      Contact them directly
                                                       for instructions.

                             THROUGH THE DISTRIBUTOR
    (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)


BY MAIL                       Complete an Account Application         Mail all subsequent investments to:
                              and mail it with a check                Pacific Horizon Funds, Inc.
                              (payable to Pacific Horizon             P.O. Box 182090
                              Asset Allocation Fund) to the           Columbus, Ohio 43218-2090
                              address on the Account
                              Application. The Company will
                              not accept third party checks
                              for investment.

IN PERSON
BISYS Fund Services, Inc.     Deliver an Account Application          Deliver your payment directly to the
3435 Stelzer Road             and your payment directly to            address on the left.
Columbus, OH 43219-3035       the address on the left.

BY WIRE                       Initial purchases of shares             Contact the Fund's transfer
                              into a new account may not be           agent at 800-346-2087 for complete
                              made by wire.                           wiring instructions.

                                                                      Instruct your bank to transmit immediately
                                                                      available funds for purchase of Fund shares
                                                                      in your name.

                                                                      Be  sure to include your name and your Fund
                                                                      account number.

                              Consult your bank for information on remitting funds by wire and any associated bank charges.

By TeleTrade
(a service permitting         TeleTrade Privileges may not            Purchases may be made in the
transfers of money            be used to make an initial              minimum amount of $500
from your checking,           purchase.                               and the maximum amount of
NOW or bank                                                           $50,000 per transaction as
money market account)                                                 soon as appropriate information
                                                                      regarding your bank account has
                                                                      been established on your Fund
                                                                      account. This information may
                                                                      be provided on the Account
                                                                      Application or in a signature
                                                                      guaranteed letter of instruction
                                                                      to the Transfer Agent. Signature
                                                                      guarantees are discussed under
                                                                      "How to Sell Shares."

                                                                      Call 800-346-2087 to make your
                                                                      purchase.



             YOU SHOULD REFER TO THE "SHAREHOLDER SERVICES" SECTION
      FOR ADDITIONAL IMPORTANT INFORMATION ABOUT THE TELETRADE PRIVILEGE.



     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                 AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
      PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE
                                  INFORMATION.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?



Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.



If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.



WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?



You must specify at the time of investment whether you are purchasing A or K Shares. Certificates for shares will no longer be issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.



You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.


HOW TO SELL SHARES


HOW DO I REDEEM MY SHARES?


Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.


If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

                                 TO SELL SHARES

      THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)

                     Contact them directly for instructions.

                             THROUGH THE DISTRIBUTOR
           (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)


BY MAIL
Pacific Horizon                         Send a signed, written request (each
Asset Allocation Fund                   owner, including each joint owner, must
c/o Pacific Horizon Funds, Inc.         sign) to the Transfer Agent.
P.O. Box 182090
Columbus, Ohio 43218-2090

                                        If you hold stock certificates for the
                                        shares being redeemed, make sure to
                                        endorse them for transfer, have your
                                        signature on them guaranteed by your
                                        bank or another guarantor institution
                                        (as described in the section entitled
                                        "What Kind Of Paperwork Is Involved In
                                        Selling Shares?") and include them with
                                        your request.


IN PERSON
BISYS Fund Services, Inc.               Deliver your signed, written request
3435 Stelzer Road                       (each owner, including each joint owner,
Columbus, OH 43219-3035                  must sign) and any certificates
                                        (endorsed for transfer and signature
                                        guaranteed as described in the section
                                        entitled "What Kind Of Paperwork Is
                                        Involved In Selling Shares?") to the
                                        address on the left.


BY WIRE As soon as appropriate information regarding your bank account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the Transfer Agent, and redemption proceeds will be wired in federal funds to the commercial bank you have specified. Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee requirements are discussed in the section entitled "What Kind Of Paperwork Is Involved In Selling Shares?".

                                        Redemption proceeds will normally be
                                        wired the business day after your
                                        request and any other necessary
                                        documents have been received by the
                                        Transfer Agent.

                                        Wire Privileges apply automatically
                                        unless you indicate on the Account
                                        Application or in a subsequent written
                                        notice to the Transfer Agent that you do not wish to have them.

                                        Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                        Wire Privileges may be modified or
                                        suspended at any time, and are not
                                        available for shares issued in
                                        certificate form.

                                        Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.


BY TELETRADE
(a service permitting transfers         You may redeem Fund shares (minimum of
of money to your checking,              $500 and maximum of $50,000 per
NOW or bank money market account)       transaction) by telephone after
                                        appropriate information regarding your
                                        bank account has been established on
                                        your Fund account. This information may
                                        be provided on the Account Application
                                        or in a signature guaranteed letter of
                                        instruction to the Transfer Agent.
                                        Signature guarantee requirements are
                                        discussed in the section entitled "What
                                        Kind of Paperwork Is Involved in Selling
                                        Shares?"


                                        Redemption orders may be placed by
                                        calling 800-346-2087.

                                        TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                        You should refer to the "Shareholder
                                        Services" section for additional
                                        important information about the
                                        TeleTrade Privilege.

OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?


Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Fund itself imposes no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.


The Fund imposes no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A or K Shares. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?


You may reinvest all or any portion of your redemption proceeds in shares of the Fund, in shares of the same class of the Fund out of which you redeemed, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.


If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

                       DIVIDEND AND DISTRIBUTION POLICIES


Dividends from the Fund's net income is declared and paid as a dividend on a quarterly basis and net realized capital gains (if any) are distributed at least annually. Dividends are paid within five business days after the quarter end.



You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.



To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

                              SHAREHOLDER SERVICES

     PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING
                        YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.


For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.



Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.


CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS.




An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.


You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.


The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?


DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.


In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.


At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.


CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?


YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

                                SERVICE PROVIDERS
                               ------------------
                               INVESTMENT ADVISER


Bank of America serves as the Fund's Investment Adviser. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.



Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.



In its advisory agreement, Bank of America has agreed to manage the Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities. The advisory agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided that Bank of America remains fully responsible to the Fund for the acts and omissions of the sub-adviser.



The Asset Allocation Committee of Bank of America's Global Investment Management Division establishes general parameters for the selection of securities for the Fund. Robert Pyles, Senior Vice President and Director of Equity, and Steven L. Vielhaber are primarily responsible for the selection of particular securities for the equity and fixed-income portions, respectively, of the Fund. Mr. Pyles has been the Fund's manager since November 1994 and has been associated with Bank of America's Northwest Division and its predecessor, since 1976. Mr. Pyles also manages mutual fund managers for the Pacific Horizon Capital Income Fund and currently manages various common trust, employee benefit and individual accounts for Bank of America. Mr. Vielhaber has been the Fund's manager since April 1994 and has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisers since 1990, and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.



For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.40% of the Fund's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Master Portfolio. On that date, the Asset Allocation Fund withdrew its investment in the Master Portfolio and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the existing advisory agreement between Master Investment Trust, Series I and Bank of America with respect to the Master

Portfolio. During the fiscal year ended February 28, 1997, the Master Portfolio paid Bank of America advisory fees at an effective annual rate of 0.16% of the Master Portfolio's average daily net assets, and Bank of America waived a portion of its fee at an effective annual rate of 0.39% of the Master Portfolio's average daily net assets.



In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan as described under "Plan Payments" below, and may receive fees charged directly to their accounts in connection with investments in Fund shares.



                                  ADMINISTRATOR


The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Fund . Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly-owned subsidiary of BISYS served as administrator.



Under its administration agreement with the Company, BISYS has agreed to: pay the costs of maintaining the offices of the Company ; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund; calculate the net asset value of the Fund; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Fund .



For its services as administrator, BISYS is entitled to receive an administration fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets . This amount may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers"). Prior to June 23, 1997, Concord or BISYS was entitled to receive an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.05% of the Master Portfolio's average daily net assets. For the fiscal year ended February 28, 1997, the Master Portfolio paid Concord and BISYS administration fees at an effective annual rate of 0.01% of the Master Portfolio's average daily net assets, and Concord and BISYS waived a portion of its fee with respect to the Master Portfolio at an effective annual rate of 0.04% of the Master Portfolio's average daily net assets. For the same period, Concord and BISYS waived its entire administration fee payable by the Asset Allocation Fund. During the fiscal year ended February 28, 1997, Concord and/or BISYS also reimbursed a portion of the operating expenses with respect to the Asset Allocation Fund.



Pursuant to the authority granted in its administration agreements, BISYS or a subcontractor has entered into an agreement with PFPC, Inc. ("PFPC") under which PFPC provides certain accounting, bookkeeping, pricing, and dividend and distribution calculation services to the Fund. The Fund bears all fees and expenses charged by PFPC for these services.


                                   DISTRIBUTOR


The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT


PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Fund. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent of the Fund and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


FEE WAIVERS


Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in its operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of the Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain Fund expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.



                                 TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES


During its most recent taxable year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund intends that it will so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.


Distributions (whether received in cash or additional shares) derived from ordinary income and/ or the excess of net short-term capital gains over net long-term capital loss are taxable to you as ordinary income. The dividends received deduction allowed to corporations will apply to such dividends to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

Any distribution you receive comprised of the excess of net long-term capital gains over net short-term capital losses ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A distribution paid to you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares, subject to this same limitation.


STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences described above.

                              MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30-day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares, and include the maximum front-end sales charge for A Shares. The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30-day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30-day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.


Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                              DESCRIPTION OF SHARES


THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.


ABOUT THE COMPANY


THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.



The Board of Directors has authorized the issuance of 100 million shares of Class O Common Stock, 100 million shares of Class O--Special Series 3 Common Stock; 100 million shares of Class O--Special Series 5 Common Stock and 100 million shares of Class O -- Special Series 7 Common Stock representing interests in the Fund, and additional classes of shares representing interests in other investment portfolios of the Company. Class O Common Stock are the "A" Shares; Class O--Special Series 3 Common Stock are the "M" Shares; Class O --Special Series 5 Common Stock are the "K" Shares; and Class O -- Special Series 7 Common Stock are "SRF" Shares. As of the date of this prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class O Common Stock, Class O--Special Series 3 Common Stock , Class O--Special Series 5 Common Stock or Class O -- Special Series 7 Common Stock) into one or more series. This Prospectus relates primarily to the Fund's A and K Shares. For more information about the Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.



SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See "Shareholder Guide -- What Alternative Sales Arrangements are Available?" for a description of eligible purchasers of K Shares.



A Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A Shares and K Shares have certain shareholder services such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three classes of shares in the Fund which are publicly offered represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.



Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. SRF, A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class.


Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS


SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares; only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares; and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.


                                  PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES AND A DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN FOR K SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of the Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of the Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of the Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.


Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1997, the Asset Allocation Fund made payments under the Plan at an effective annual rate of 0.25% of the A Shares' average daily net assets.


If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, the Fund pays the Distributor for distribution expenses primarily intended to result in the sale of the Fund's K Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing the Fund's K Shares; payments to Service Organizations for assistance in connection with the distribution of K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Fund (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing K shareholders of the Fund) and in implementing and operating the Distribution Plan.


Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Fund necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in K Shares.



Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of the Fund's
K Shares. Under the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the fiscal year ended February 28, 1997, the Asset Allocation Fund made payments under the Distribution, Administrative and Shareholder Services Plan, at the effective annual rate of 0.75% of the average daily net assets of the Asset Allocation Fund's K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans, at the effective annual rate of 0.25% of average daily net assets with respect to K Shares of the Asset Allocation Fund.


The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

                           PACIFIC HORIZON FUNDS, INC.

                           Class A and K Shares of the
        National Municipal Bond Fund and California Tax-Exempt Bond Fund

                                   ----------

Form N-1A Item                                                         Prospectus Caption

Part A

1.      Cover Page.................................................    Cover Page

2.      Synopsis...................................................    Expense Summary

3.      Condensed Financial Information............................    Financial Highlights;
                                                                       Measuring Performance

4.      General Description of Registrant..........................    Description of Shares; Cover
                                                                       Page; Fund Investments; Types
                                                                       of Investments; Fundamental
                                                                       Limitations; Other Investment
                                                                       Practices and Considerations

5.      Management of the Fund.....................................    The Business of the Funds

5.A.    Management's Discussion of
          Fund Performance.........................................    *

6.      Capital Stock and Other
          Securities...............................................    Description of Shares;
                                                                       Dividend and Distribution
                                                                       Policies; Tax Information

7.      Purchase of Securities Being
         Offered...................................................    How to Buy Shares; Shareholder
                                                                       Services; The Business of the
                                                                       Funds; Plan Payments;
                                                                       Measuring Performance

8.      Redemption or Repurchase...................................    How to Sell Shares;
                                                                       Shareholder Services; Plan
                                                                       Payments

9.      Pending Legal Proceedings..................................    *

----------

*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 24, 1997

  PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
Investment Portfolios Offered by Pacific Horizon
                   Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND (the "National Municipal Bond Fund") is a diversified mutual fund whose investment objective is to provide investors with as high a level of current interest income free of regular Federal income tax as is consistent with prudent investment management and preservation of capital. The National Municipal Bond Fund seeks to achieve its objective through investment primarily in a diversified portfolio of investment grade municipal debt securities.

The PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND (the "California Tax-Exempt Bond Fund" and, collectively with the National Municipal Bond Fund, the "Funds") is a diversified mutual fund whose investment objective is to provide its shareholders with as high a level of current interest income free of Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital. In seeking its investment objective, the California Tax-Exempt Bond Fund invests primarily in investment grade municipal obligations issued by the state of California and other governmental entities.

This Prospectus describes two classes of shares. A Shares are sold with a front-end sales charge. K Shares are not subject to either a front-end sales charge or a contingent deferred sales charge.

The Funds are offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Funds' investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

       EXPENSE SUMMARY                       2
       FINANCIAL HIGHLIGHTS                  4
       FUND INVESTMENTS                      9    INVESTMENT OBJECTIVES
                                             9    TYPES OF INVESTMENTS
                                            11    FUNDAMENTAL LIMITATIONS
                                            12    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
       SHAREHOLDER GUIDE                    20    HOW TO BUY SHARES
                                            20    What Is My Minimum Investment In The Funds?
                                            20    What Alternative Sales Arrangements Are Available?
                                            20    How Are Shares Priced?
                                            23    How Do I Decide Whether To Buy A or K Shares?
                                            24    How Can I Buy Shares?
                                            25    What Price Will I Receive When I Buy Shares?
                                            26    What Else Should I Know To Make A Purchase?
                                            26    HOW TO SELL SHARES
                                            26    How Do I Redeem My Shares?
                                            28    What NAV Will I Receive For Shares I Want To Sell?
                                            29    What Kind Of Paperwork Is Involved In Selling Shares?
                                            29    How Quickly Can I Receive My Redemption Proceeds?
                                            29    Do I Have Any Reinstatement Privileges After I Have
                                                  Redeemed Shares?
       DIVIDEND AND DISTRIBUTION            30
         POLICIES
       SHAREHOLDER SERVICES                 30
                                            30    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?
                                            31    WHAT IS TELETRADE?
                                            31    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A
                                                  REGULAR BASIS?
                                            32    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT
                                                  IT?
                                            32    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            32    CAN MY DIVIDENDS FROM A FUND BE INVESTED
                                                  IN OTHER FUNDS?
                                            33    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

       THE BUSINESS OF THE FUNDS            33
                                            33    FUND MANAGEMENT
                                            33    Service Providers
       TAX INFORMATION                      36
       MEASURING PERFORMANCE                37
       DESCRIPTION OF SHARES                39
       PLAN PAYMENTS                        41
       APPENDIX A                           43
       DISTRIBUTOR:                             INVESTMENT ADVISER:
       Concord Financial Group, Inc.            Bank of America National Trust and Savings Association
       3435 Stelzer Road                        555 California Street
       Columbus, OH 43219-3035                  San Francisco, CA 94104

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. The Funds offer two classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 20 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of K Shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed for A and K Shares by the National Municipal Bond Fund and California Tax-Exempt Bond Fund and the operating expenses incurred by the A and K Shares of the National Municipal Bond Fund and California Tax-Exempt Bond Fund during their last fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

NATIONAL MUNICIPAL BOND FUND

                                     A SHARES     K SHARES
                                     -------      -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%         None
  Maximum Sales Load Imposed on
   Reinvested Dividends                 None         None
  Maximum Contingent Deferred Sales
   Load (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is lower)                            None         None
  Redemption Fees                       None         None
  Exchange Fee                          None         None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
  Management Fees (After Fee
   Waivers)+                              0%           0%
  12b-1 Fees (or in the case of
   certain Class K Shares,
   Administrative Service Fees)
   (After Fee Waivers)*                   0%        0.50%
  Shareholder Services Fee (After
   Fee Waivers)*                          0%           0%
  Other Expenses (After Fee Waivers
   and Expense Reimbursements)+        0.49%        0.49%
                                      ------       ------
  Total Operating Expenses (After
   Fee Waivers and Expense
   Reimbursements)+                    0.49%        0.99%
                                      ======       ======
            ----------------------------------------------

 + Absent fee waivers and/or expense reimbursement, Management Fees for each class of shares of the Fund would be 0.55% of the average net assets (annualized); Other Expenses for the National Municipal Bond Fund's A and K Shares would be 1.42% of average net assets (annualized) and Total Operating Expenses for the National Municipal Bond Fund's A and K Shares would be 2.22% and 2.97% of average net assets (annualized), respectively.

 - Absent fee waivers and/or expense reimbursements, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the National Municipal Bond Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. Absent fee waivers, Shareholder Services fees for A and K Shares would be 0.25% (annualized) of average daily net assets. For a further description of shareholder transaction expenses and the National Municipal Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------
EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 50              $60               $71               $104
     K Shares                                  $ 10              $32               $55               $121

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

CALIFORNIA TAX-EXEMPT BOND FUND

                                     A SHARES     K SHARES
                                     -------      -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%        None
  Maximum Sales Load Imposed on
   Reinvested Dividends                None         None
  Maximum Contingent Deferred Sales
   Load (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is lower)                           None         None
  Redemption Fees                      None         None
  Exchange Fee                         None         None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
  Management Fees (After Fee
   Waivers)+                           0.51%        0.51%
  12b-1 Fees (or in the case of
   certain Class K Shares,
   Administrative Service Fees)
   (After Fee Waivers)*                   0%        0.50%
  Shareholder Services Fee*            0.25%        0.25%
  Other Expenses (After Fee
   Waivers)+                           0.14%        0.14%
                                     -------      -------
  Total Operating Expenses (After
   Fee Waivers)+                       0.90%        1.40%
                                     =======      =======
            ----------------------------------------------

+ Absent fee waivers and/or expense reimbursements, Management Fees for each class of shares of the Fund would be 0.70% of the average net assets (annualized); Other Expenses for the A and K shares would be 0.15% of average net assets (annualized) and Total Operating Expenses for the California Tax-Exempt Bond Fund's A and K Shares would be 1.10% and 1.85% of average net assets (annualized), respectively.

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the California Tax-Exempt Bond Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the California Tax-Exempt Bond Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 54              $72               $93               $151
     K Shares                                  $ 14              $44               $77               $168

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.35% and 0.40% of the National Municipal Bond Fund's and the California Tax-Exempt Bond Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.20% of the National Municipal Bond Fund's average daily net assets and 0.30% of the California Tax-Exempt Bond Fund's average daily net assets.

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan, with respect to K Shares. See the section entitled "How Do I Decide Whether To Buy A or K Shares?" below.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The California Tax-Exempt Bond Fund commenced operations on March 30, 1984 as a separate Maryland corporation called Pacific Horizon Tax-Exempt Fund, Inc. (the "Predecessor Fund"). The Predecessor Fund subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Portfolio, Inc. On January 19, 1990, the Predecessor Fund was reorganized as a separate portfolio of the Company. Prior to July 1, 1996, the National Municipal Bond Fund operated as part of a master feeder structure and invested all of its assets in a master portfolio ("Master Portfolio") which had an identical investment objective. On July 1, 1996, the National Municipal Fund withdrew its investment in the Master Portfolio and began investing its assets directly in investment securities.

The table below shows certain information concerning the investment results for the Funds for the periods indicated (including the Predecessor Fund's investment results for the fiscal years ended on or prior to February 28, 1989, the combined investment results of both the Predecessor Fund and the California Tax-Exempt Bond Fund for the fiscal year ended February 28, 1990 and the California Tax-Exempt Bond Fund's investment results for the seven years in the seven year period ended February 28, 1997). On July 22, 1996, the National Municipal Bond Fund and the California Tax-Exempt Bond Fund initially funded K Shares. The information for each of the last five fiscal years ended February 28, 1997 has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports on the financial statements containing such information for the five year period ended February 28, 1997 is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Funds free of charge by calling 800-332-3863.

                          NATIONAL MUNICIPAL BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                                             JANUARY 28, 1994
                                                                                             (COMMENCEMENT OF
                                                FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     OPERATIONS)
                                                   ENDED          ENDED          ENDED           THROUGH
                                                FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,     FEBRUARY 28,
                                                  1997(A)          1996           1995             1994
                                                ------------   ------------   ------------   ----------------
Net asset value per share, beginning of period    $  10.15       $   9.64        $ 9.89           $10.00
                                                ------------   ------------   ------------      --------
Income from Investment Operations:
  Net Investment income                               0.50           0.54          0.50             0.01
  Net realized and unrealized gains (losses) on
     invest transactions                              0.06           0.51         (0.25)           (0.11)
                                                ------------   ------------   ------------      --------
       Total income (loss) from investment
          operations                                  0.56           1.05          0.25            (0.10)
                                                ------------   ------------   ------------      --------
Less Dividends and Distributions Dividends to
  shareholders from net investment income            (0.50)         (0.54)        (0.50)           (0.01)
                                                ------------   ------------   ------------      --------
Distributions to shareholders from net realized
  gains on investment transactions                   (0.03)            --            --               --
                                                ------------   ------------   ------------      --------
Total Dividends and Distributions                    (0.53)         (0.54)        (0.50)           (0.01)
                                                ------------   ------------   ------------      --------
Net change in net asset value per share               0.03           0.51         (0.25)           (0.11)
                                                ------------   ------------   ------------      --------
Net asset value per share, end of period          $  10.18       $  10.15        $ 9.64           $ 9.89
                                                ==========     ==========     ==========     ===============
Total Return++                                        5.66%          1.16%         2.78%           (1.00)%
Ratios/Supplemental Data:
  Net assets, end of period (000)                 $ 15,414       $ 12,242        $2,520           $  733
  Ratio of expenses to average net assets*            0.49%          0.12%         0.00%            0.00%+
  Ratio of net investment income to average net
     assets*                                          4.96%          5.24%         5.30%            1.15%+
  Portfolio Turnover Rate                               12%            38%           20%              15%

---------------

* Reflects the National Municipal Bond Fund's proportionate share of the Master Portfolio's expenses and fee waivers and expense reimbursements (for periods prior to July 1, 1996) and the National Municipal Bond Fund's fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.59%, 17.46% and 170.99% (annualized) for the years ended February 29, 1996, February 28, 1995 and the period ended February 28, 1994, respectively. During the year ended February 28, 1997, certain fees were voluntarily reduced and/or reimbursed. Such fee reductions had the effect of reducing the ratio of expenses to averages net assets by 1.73% and increasing the ratio of net investment increase to average net assets by 1.71%. During the same period, the Fund received credits from the custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred the ratio of expenses to average net assets would have been 2.22%. The ratio of net investment income was not affected.

+  Annualized.

++ The total return listed does not include the effect of the maximum 4.50% sales charge on A Shares, and is not annualized for the period ended February 28, 1994.

(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                          NATIONAL MUNICIPAL BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                                     JULY 22, 1996
                                                                                   (INCEPTION DATE)
                                                                                        THROUGH
                                                                                     FEB. 28, 1997
                                                                                   -----------------
Net asset value per share, beginning of period                                          $  9.96
                                                                                         ------
Income from Investment Operations:
  Net Investment income                                                                    0.28
  Net realized and unrealized gains on investment transactions                             0.25
                                                                                         ------
       Total income from investment operations                                             0.53
                                                                                         ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                    (0.28)
  Distributions to shareholders from net realized gains on investment
     transactions                                                                         (0.03)
                                                                                         ------
       Total Dividends and Distributions                                                  (0.31)
                                                                                         ------
Net change in net asset value per share                                                    0.22
                                                                                         ------
Net asset value per share, end of period                                                $ 10.18
                                                                                         ======
Total Return                                                                               5.38%**
Ratios/Supplemental Data:
  Net assets, end of period (000)                                                       $     1
  Ratio of expenses to average net assets*                                                 0.76%+
  Ratio of net investment income to average net assets*                                    4.54%+
  Portfolio turnover rate                                                                    12%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets by 0.92% and increasing the ratio of net investment income to average net assets by 0.92%, (annualized) for the period ended February 28, 1997. Fees paid by third parties, however, had no effect on the ratios.

** Not Annualized.

+ Annualized.

                        CALIFORNIA TAX-EXEMPT BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated.
--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                     ------------------------------------------------------------------------------------------------------------
                     FEB. 28,    FEB. 29,   FEB. 28,   FEB. 28,   FEB. 28,   FEB. 29,   FEB. 28,   FEB. 28,   FEB. 28,   FEB. 29,
                      1997(A)      1996       1995       1994      1993+       1992       1991       1990       1989       1988
                     ---------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset value per
 share, beginning of
 period              $    7.45   $   7.12   $   7.49   $   7.51   $   7.07   $   6.90   $   6.84   $   6.72   $   6.87   $   7.38
                      --------   --------   --------   --------   --------   --------   --------   --------    -------    -------
Income from
 Investment
 Operations:
   Net investment
     income               0.36       0.37       0.38       0.38       0.43       0.43       0.45       0.47       0.47       0.47
   Net realized and
     unrealized
     gains (losses)
     on securities       (0.05)      0.33      (0.37)      0.04       0.52       0.22       0.06       0.12      (0.15)     (0.51)
                      --------   --------   --------   --------   --------   --------   --------   --------    -------    -------
   Total income from
     investment
     operations           0.31       0.70       0.01       0.42       0.95       0.65       0.51       0.59       0.32      (0.04)
                      --------   --------   --------   --------   --------   --------   --------   --------    -------    -------
Less Dividends and
 Distributions:
   Dividends to
     shareholders
     from net
     investment
     income              (0.36)     (0.37)     (0.38)     (0.38)     (0.43)     (0.43)     (0.45)     (0.47)     (0.47)     (0.47)
   Distributions to
     shareholders
     from net
     realized gains
     on investment
     transactions        (0.05)        --         --      (0.06)     (0.08)     (0.05)        --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------    -------    -------
   Total dividends
     and
     distributions       (0.41)     (0.37)     (0.38)     (0.44)     (0.51)     (0.48)     (0.45)     (0.47)     (0.47)     (0.47)
                      --------   --------   --------   --------   --------   --------   --------   --------    -------    -------
Net change in net
 asset value per
 share                   (0.10)      0.33      (0.37)     (0.02)      0.44       0.17       0.06       0.12      (0.15)     (0.51)
                      --------   --------   --------   --------   --------   --------   --------   --------    -------    -------
Net asset value per
 share, end of
 period              $    7.35   $   7.45   $   7.12   $   7.49   $   7.51   $   7.07   $   6.90   $   6.84   $   6.72   $   6.87
                      ========   ========   ========   ========   ========   ========   ========   ========    =======    =======
Total Return*             4.29%     10.12%      0.36%      5.65%     14.01%      9.63%      7.72%      8.94%      4.90%#    (0.23%)#
Ratios/Supplemental
 Data:
Net assets, end of
 period (000)        $ 221,110   $221,141   $194,601   $245,040   $189,419   $149,020   $107,815   $101,583   $ 88,678   $ 90,142
Ratio of expenses to
 average net assets       0.90%++    0.94%++    0.95%++    0.96%++    0.62%++    1.01%++    0.98%++    0.95%++    1.03%      1.10%
 Ratio of net
   investment income
   to average net
   assets                 4.88%++    5.11%++    5.43%++    4.96%++    5.95%++    6.05%++    6.57%++    6.81%++    6.93%      6.90%
Portfolio turnover          34%        57%        20%        15%        32%        24%        33%        58%        54%        30%

---------------

+ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

++ Includes fee waivers and/or expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.20%, 0.20%, 0.20%, 0.15%, 0.52%, 0.15%, 0.22% and 0.17% for the years ended February
     28, 1997, February 29, 1996, February 28, 1995, February 28, 1994, February 28, 1993, February 29, 1992, February 28, 1991 and February 28, 1990,
     respectively. During the year ended February 28, 1997, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred the ratio of expenses would have been 1.10%. The ratio of net investment income was not affected.

* The total return figures presented do not include the effect of the maximum 4.50% sales charge on A Shares.

#   Unaudited

(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

                        CALIFORNIA TAX-EXEMPT BOND FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                                     JULY 22, 1996
                                                                                   (INCEPTION DATE)
                                                                                        THROUGH
                                                                                     FEB. 28, 1997
                                                                                   -----------------
Net asset value per share, beginning of period                                          $  7.25
                                                                                         ------
Income from Investment Operations:
  Net Investment income                                                                    0.20
  Net realized and unrealized gains on securities                                          0.15
                                                                                         ------
       Total income from investment operations                                             0.35
                                                                                         ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                    (0.20)
  Distributions to shareholders from net realized gains on investment
     transactions                                                                         (0.05)
                                                                                         ------
       Total Dividends and Distributions                                                  (0.25)
                                                                                         ------
Net change in net asset value per share                                                    0.10
                                                                                         ------
Net asset value per share, end of period                                                $  7.35
                                                                                         ======
Total Return                                                                               4.90%**
Ratios/Supplemental Data:
  Net assets, end of period (000)                                                       $     1
  Ratio of expenses to average net assets*                                                 1.21%+
  Ratio of net investment income to average net assets*                                    4.51%+
  Portfolio turnover rate                                                                    34%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.35%, (annualized) for the period ended February 28, 1997. Fees paid by third parties, however, had no effect on the ratios.

** Not Annualized.

+ Annualized.

================================================================================
                                FUND INVESTMENTS

           ---------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Funds seek as high a level of current interest income free of Federal income tax (and California state personal income tax in the case of the California Tax-Exempt Bond Fund) as is consistent with prudent investment management and preservation of capital. WHILE THE FUNDS STRIVE TO ATTAIN THEIR INVESTMENT OBJECTIVES, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

NATIONAL MUNICIPAL BOND FUND

The National Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of investment grade municipal debt securities. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The National Municipal Bond Fund may be appropriate for investors who want a high level of current interest income free from Federal income tax.

CALIFORNIA TAX-EXEMPT BOND FUND

The California Tax-Exempt Bond Fund seeks to achieve its investment objective through investment primarily in investment grade municipal obligations issued by the State of California and other governmental entities. Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. The California Tax-Exempt Bond Fund may be appropriate for California residents and other investors who want monthly income sheltered from both Federal and California income taxes, greater diversification and liquidity than could be achieved by an individual purchasing municipal bonds directly, and relative stability of principal.

---------------------------------------------------------

TYPES OF INVESTMENTS

GENERAL INVESTMENTS

NATIONAL MUNICIPAL BOND FUND. The National Municipal Bond Fund's assets will be primarily invested in debt obligations (at least 80% of the total assets under normal market conditions) issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). Under normal market conditions, it is expected that at least 75% of the National Municipal Bond Fund's total assets will consist of issues rated investment grade or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") at the time of purchase (that is, rated in one of the four highest rating categories) or, if unrated, will be deemed by the National Municipal Bond Fund's investment adviser to be of comparable quality. While securities rated in the fourth highest rating category (i.e., rated Baa or BBB) are regarded as having an adequate capacity to pay principal and interest, such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. The National Municipal Bond Fund's assets may be invested in lower quality, higher yielding Municipal Securities which are rated below investment grade. Such securities carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Lower quality, higher yielding securities are commonly referred to as "junk bonds." See "High Yield, High Risk Securities" below and "Description of Municipal Securities Ratings" in the Appendix to this Prospectus. The National Municipal Bond Fund has no restrictions on the maturity of Municipal Securities in which it may invest. Accordingly, the National Municipal Bond Fund seeks to invest in Municipal Securities of such maturities which, in the judgment of the investment adviser, will provide a high level of current income consistent with prudent investment management, with consideration given to market conditions. The National Municipal Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the National Municipal Bond Fund's investment objective.

The National Municipal Bond Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the National Municipal Bond Fund's investment adviser, suitable tax-exempt obligations are unavailable. In accordance with the National Municipal Bond Fund's investment objective, investments may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes. Such taxable obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper rated within the two highest ratings assigned by a nationally recognized statistical rating organization. These obligations are described further in the Statement of Additional Information. To the extent that the National Municipal Bond Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Income earned from these instruments is taxable and therefore is not included in the dividends exempt from federal income tax which the National Municipal Bond Fund will pay.

The National Municipal Bond Fund may also make other investments as described more fully below under "Other Investment Practices and Considerations."

CALIFORNIA TAX-EXEMPT BOND FUND. The California Tax-Exempt Bond Fund invests primarily in Municipal Securities (at least 65% of its total assets under normal circumstances) issued by California and other states, territories and possessions of the U.S. and the District of Columbia, and their agencies, authorities, instrumentalities and political sub-divisions, as long as these instruments are free of Federal income tax.

Under normal market conditions, it is expected that at least 75% of the California Tax-Exempt Bond Fund's total assets will consist of issues rated investment grade or better by Moody's, S&P, D&P or Fitch at the time of purchase (that is, rated in one of the four highest rating categories) or, if unrated, will be deemed by the California Tax-Exempt Bond Fund's investment adviser to be of comparable quality. While securities rated in the fourth highest rating category (i.e., rated Baa or BBB) are regarded as having an adequate capacity to pay principal and interest, such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. The California Tax-Exempt Bond Fund's assets may be invested in lower quality, higher yielding Municipal Securities which are rated below investment grade. Such securities carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Lower quality, higher yielding securities are commonly referred to as "junk bonds." See "High Yield, High Risk Securities" below and "Description of Municipal Securities Ratings" in the Appendix to this Prospectus. The California Tax-Exempt Bond Fund has no restrictions on the maturity of Municipal Securities in which it may invest. Accordingly, the California Tax-Exempt Bond Fund seeks to invest in Municipal Securities of such maturities which, in the judgment of the investment adviser, will provide a high level of current income consistent with prudent investment management, with considera-tion given to market conditions. The California Tax-Exempt Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the California Tax-Exempt Bond Fund's investment objective.

As a fundamental policy, under normal circumstances at least 80% of the California Tax-Exempt Bond Fund's assets will be invested in Municipal Securities free from tax under the laws or Constitution of California ("California Municipal Securities"). In any event, in an effort to keep the California Tax-Exempt Bond Fund's dividends free from California state personal income tax, the California Tax-Exempt Bond Fund will endeavor to invest at least 50% of its total assets in obligations the interest on which (if held by an individual) is exempt from taxation by California ("California Exempt Securities," which generally are limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each fiscal quarter. If the California Tax-Exempt Bond Fund is able to do so, and assuming the California Tax-Exempt Bond Fund otherwise qualifies, the dividends that investors receive from the interest on those California Exempt Securities will not be subject to that tax. However, if the California Tax-Exempt Bond Fund is not able to achieve the 50% goal, no part of the California Tax-Exempt Bond Fund's dividends will be exempt from California state personal income tax. Dividends derived from Municipal Securities that are not California Municipal Securities will be subject to California's state personal income tax.

Subject to the fundamental policy above, the California Tax-Exempt Bond Fund may also make limited investments in taxable obligations. These taxable obligations, which may have maturities of up to thirteen months, may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and repurchase agreements related to such obligations), certificates of deposit and bankers' acceptances of select banks and commercial paper rated within the two highest rating categories by any major rating service.

The California Tax-Exempt Bond Fund might purchase such taxable obligations if, for example, suitable tax-exempt obligations cannot be found or if deemed appropriate for temporary defensive purposes. To the extent that the California Tax-Exempt Bond Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Income earned from these instruments is taxable and therefore is not included in the dividends exempt from federal and California income tax which the California Tax-Exempt Bond Fund will pay. The California Tax-Exempt Bond Fund may also hold cash for temporary defensive purposes, prior to making investments or if Bank of America believes suitable tax-exempt investment opportunities are not available.

FUNDAMENTAL LIMITATIONS The investment objective of the Funds may not be changed without a vote by the holders of a majority of the outstanding shares of the particular Fund. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below.

The National Municipal Bond Fund may not:

1. Purchase securities of any one issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result, more than 5% of its total assets will be invested in the securities of such issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation and that all of the assets of the Fund may be invested in another investment company.

2. Make loans except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the

   National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities), but may enter into futures contracts and options thereon in accordance with its Prospectus.

The California Tax-Exempt Bond Fund:

1. Under normal circumstances, will invest at least 80% of its assets in California Municipal Securities.

2. May not purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

3. May not make loans except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

4. May not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

5. May not invest more than 10% of its total assets in certain instruments that are illiquid.

A list of additional fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES
AND CONSIDERATIONS

MORE ON MUNICIPAL SECURITIES. The two main types of Municipal Securities are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of Municipal Security, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its repayment obligations it then draws on a reserve fund, the restoration of which is a moral, but not a legal requirement. Private activity bonds which the Funds may hold are usually revenue securities that are not payable from the unrestricted revenues of the issuer. The quality of these bonds therefore is often directly related to the credit of the corporate user of the facility being financed.

Municipal Securities purchased by the Funds may include both rated and unrated variable and floating rate instruments. Although particular variable or floating rate obligations often do not have an active secondary market, the periodic readjustment of interest rates that these instruments undergo tends to assure that their value to the Fund approximates their actual par value.

Opinions with respect to Municipal Securities regarding their validity and exemption from Federal income tax (and California personal income tax where applicable) are given by the issuer. The Funds and Bank of America will rely on these opinions and do not intend to review the basis for them.

CUSTODIAL RECEIPTS AND PARTICIPATION INTERESTS. Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time participation interests in debt securi-ties held by trusts or financial institutions. A participation interest gives the Funds an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Funds may invest pursuant to guidelines approved by the Funds' Board of Directors. For certain participation interests, the Funds will have the right to demand payment, for all or any part of the Funds' participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase Municipal Securities on a "when issued" basis and may purchase or sell Municipal Securities on a "forward commitment" basis. The Funds may also purchase or sell Municipal Securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Funds to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Funds will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued, forward commitment or delayed settlement transactions. Each Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. In the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the investment adviser to manage the Fund might be adversely affected. Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. In addition, the Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes. The Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

CALLABLE SECURITIES. The Funds may invest in callable municipal bonds. Callable municipal bonds are municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If bonds are purchased at a premium, some or all of that premium may not be recovered by bondholders, such as the Funds, upon redemption, depending on the redemption price.

ZERO COUPON SECURITIES. The Funds may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its respective investments. The Funds will be required to include in income (or, with respect to Municipal Securities, in exempt-interest income) daily portions of original issue discount accrued which will cause the Funds to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date.

REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions, such as banks and broker-dealers that are deemed creditworthy by the investment adviser under guidelines approved by the Funds' Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements maturing in more than seven days are considered illiquid investments and investment in such repurchase agreements along with any other illiquid securities will not exceed 15% and 10% of the value of the respective net assets of the National Municipal Bond Fund and California Tax-Exempt Bond Fund under normal market conditions. Securities subject to repurchase agreements are held either by a custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose the particular Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account, liquid assets, such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently continuously monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

FUTURES AND RELATED OPTIONS. The Funds may invest in futures contracts and related options relating to indices on municipal bonds as a hedge against changes in its other assets' market values ("Municipal Bond Index Futures" or "Futures").

If the investment adviser expects interest rates to rise, a Fund may sell a futures contract or may sell a call option or purchase a put option on such futures contract, as a hedge against a decrease in the value of the Fund. If the investment adviser expects interest rates to decline, a Fund may purchase a futures contract, or may purchase a call option or sell a put option on such futures contract, to protect against an increase in the price of securities which the Fund intends to purchase.

Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open futures contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the then current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.) For a more detailed discussion of futures contracts and options and the cost and risks related to such instruments, see Appendix B to the Statement of Additional Information.

ILLIQUID SECURITIES. The National Municipal Bond Fund and California Tax-Exempt Bond Fund will not knowingly invest more than 15% and 10% of the value of their respective total assets in securities that are illiquid, including illiquid variable and floating rate instruments that are not payable upon 7 days' notice and do not have an active trading market.

RISK FACTORS AND SPECIAL CONSIDERATIONS. In seeking to achieve its investment objective the National Municipal Bond Fund may invest, without limitation, in industrial development bonds, which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. In pursuing its investment objective, the California Tax-Exempt Bond Fund may invest under normal market conditions up to 20% of its total assets in taxable instruments, including private activity bonds. Interest on Municipal Securities that are private activity bonds, although exempt from regular Federal income tax, may constitute an item of tax-preference for purposes of the Federal alternative minimum tax. See "Tax Information." In addition, although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its assets in Municipal Securities the interest on which comes solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues of similar projects, the Fund will be subject to the particular risks (including economic, business and political risks) related to such projects to a greater extent than if its assets were not so concentrated. The value of a Fund's securities will generally vary inversely with changes in prevailing interest rates. Such values will also change in response to changes in the interest rates payable on new issues of Municipal Securities. Should such interest rates rise, the values of outstanding bonds, including those held by a Fund will decline. If interest rates fall, the values of outstanding bonds will generally increase. Changes in the value of a Fund's securities arising from these or other factors will cause changes in the net asset value per share of the Fund.

HIGH YIELD, HIGH RISK SECURITIES. Up to 25% of each Fund's total assets may be invested in

Municipal Securities rated below investment grade ("high yield, high risk securities"), or in the case of the California Tax-Exempt Bond Fund, in unrated securities determined to be of comparable quality.

RISKS RELATED TO HIGH YIELD, HIGH RISK SECURITIES. While any investment carries some risk, some of the risks associated with high yield, high risk securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because high yield, high risk securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of each Fund's shares, may be quite volatile.

RELATIVE YOUTH OF HIGH YIELD, HIGH RISK SECURITIES' MARKET. Because the market for high yield, high risk securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for high yield, high risk securities (resulting in a greater number of bond defaults) and the value of high yield, high risk securities held in a Fund's portfolio.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect high yield, high risk securities differently than other securities. For example, the prices of high yield, high risk securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.

Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If the issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield, high risk securities as well as a Fund's net asset value. In general, both the prices and yields of high yield, high risk securities will fluctuate.

LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield, high risk securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for high yield, high risk securities.

CREDIT RATINGS. S&P, Moody's, D&P and Fitch evaluate the safety of a high yield, high risk security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Bank of America performs its own analysis of the issuers whose high yield, high risk securities a Fund purchases. Because of this, a Fund's performance may depend more on the investment adviser's own credit analysis than is the case for mutual funds investing in higher rated securities.

In selecting high yield, high risk securities, Bank of America considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the high yield, high risk securities, the protections afforded the high yield, high risk securities and the diversity of a Fund's portfolio. Bank of America continuously monitors the issuers of high yield, high risk securities held in a Fund's portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund's portfolio so that it can meet redemption requests.

The National Municipal Bond Fund will not invest in any security that has lower than a C rating. The California Tax-Exempt Bond Fund may invest in Municipal Securities rated C by Moody's, D by Standard & Poor's, D by Fitch or DD by Duff & Phelps, or in unrated securities determined to be of comparable quality. The National Municipal Bond Fund may retain a portfolio security whose rating has been changed if Bank of America deems that retention of such security is warranted. In general, lower rated debt securities are subject to risks of market fluctuation or default (due to changes in the credit rating or financial condition of the issuer) that are significantly greater than for securities in the higher rating categories of S&P's, Moody's, Duff & Phelps or Fitch. Please refer to the description of municipal bond ratings in the Appendix to the Prospectus.

For your information, set forth below is the average distribution of ratings at value for the National Municipal Bond Fund's and the California Tax-Exempt Bond Fund's portfolio securities (including commercial paper and nonconvertible bonds) for their last fiscal year:

NATIONAL MUNICIPAL BOND FUND

 MOODY'S INVESTORS SERVICE,           PERCENTAGE
            INC.                       OF VALUE
-----------------------------         ----------
Aaa                                       45.9%
Aa                                        20.4%
A                                         24.0%
Baa                                        5.9%
Ba or lower                                  0%
Not Rated                                  3.8%
  Comparable to A                 0%
  Comparable to Baa               0%
  Comparable to Ba or lower       0%
                                        ------
                                         100.0%
                                        ======

                                      PERCENTAGE
STANDARD & POOR'S CORPORATION          OF VALUE
-----------------------------         ----------
AAA                                       42.9%
AA                                        16.8%
A                                         25.7%
BBB                                        5.9%
BB or lower                                  0%
Not Rated                                  8.7%
  Comparable to A                 0%
  Comparable to BBB               0%
  Comparable to BBB or lower      0%
                                        ------
                                         100.0%
                                        ======

CALIFORNIA TAX-EXEMPT BOND FUND

 MOODY'S INVESTORS SERVICE,           PERCENTAGE
            INC.                       OF VALUE
-----------------------------         ----------
Aaa                                       50.0%
Aa                                        12.1%
A                                         11.7%
Baa                                        8.5%
Ba or lower                                  0%
Not Rated                                 17.7%
  Comparable to A                 0%
  Comparable to Baa               0%
  Comparable to Ba or lower       0%
                                        ------
                                         100.0%
                                        ======

                                      PERCENTAGE
STANDARD & POOR'S CORPORATION          OF VALUE
-----------------------------         ----------
AAA                                       53.8%
AA                                        14.5%
A                                         18.3%
BBB                                        3.8%
BB or lower                                  0%
Not Rated                                  9.6%
  Comparable to A                 0%
  Comparable to BBB               0%
  Comparable to BBB or lower      0%
                                        ------
                                         100.0%
                                        ======

These ratings are described in the Appendix to this Prospectus.

PORTFOLIO TRANSACTIONS. Investment decisions for the Funds are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the particular Fund are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio turnover may impose transaction costs on a Fund and may increase the proportion of the income received by the Fund which constitutes taxable capital gains. To the extent capital gains are realized, distributions by the particular Fund of its allocated share of such gains may be ordinary income for Federal tax purposes. See "Tax Information." Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. See "Financial Highlights" for the Fund's portfolio turnover rate for the period ended February 28, 1997.

CALIFORNIA TAX-EXEMPT BOND FUND CONSIDERATIONS. The California Tax-Exempt Bond Fund's concentration in California Municipal Securities raises additional considerations. Payment of the interest and principal of these obligations depends on the continuing ability of their issuers to meet their obligations thereunder. Investors should consider the greater risk inherent in the California Tax-Exempt Bond Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the California Tax-Exempt Bond Fund's Municipal Securities are likely to be obligations of California governmental issuers that rely to one extent or another on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiatives approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives noted above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the California economy. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt and these factors, and others that cannot be predicted, may have an adverse impact in the future.

A more detailed description of the special factors affecting investments in California Municipal Securities is set forth in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST
      OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUNDS' SHARES
                      AND REGARDING THE FUNDS' DIVIDENDS.
-------------------------------------------------------------------------------

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUNDS?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.
---------------------------------------------------------
                              INVESTMENT MINIMUMS

                         FOR SPECIFIC TYPES OF ACCOUNTS

                                    INITIAL     SUBSEQUENT
                                    INVESTMENT  INVESTMENT
                                    -------     ----------
  Regular Account                   $   500*        $50
  Automatic Investment Plan         $    50         $50

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.
---------------------------------------------------------

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Funds issue two classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold to individuals investing proceeds from a redemption of shares from another open-end investment company on which such an individual paid a front-end sales load if
(i) such redemption occurred within 30 days prior to the purchase order, and
(ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates. The two classes of shares in each Fund represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except as discussed below. A Shares bear the expenses of a Shareholder Services Plan. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The two classes also have different exchange privileges, as described below. The net income attributable to A and K Shares and the dividends payable on A and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares,
(b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A Shares. Each class calculates its net asset value ("NAV") as follows:

              (Value of Assets Attributable to the Class)
               - (Liabilities Attributable to the Class)
NAV  =    --------------------------------------------------
               Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by a Fund pursuant to procedures adopted by the Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information call (800) 346-2087.

The per share net asset values of A and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Funds begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
 ---------------------------------------------------------
---------------------------------------------------------

                                                 DEALER'S
                                                REALLOWANCE
                        AS A % OF   AS A % OF    AS A % OF
        AMOUNT OF        OFFERING   NET ASSET    OFFERING
       TRANSACTION        PRICE       VALUE       PRICE*
  Less than $100,000       4.50        4.71         4.00
  $100,000 but less
    than $250,000          3.75        3.90         3.35
  $250,000 but less
    than $500,000          2.50        2.56         2.20
  $500,000 but less
    than $750,000          2.00        2.04         1.75
  $750,000 but less
    than $1,000,000        1.00        1.01         0.90
  $1,000,000 or more       0.00        0.00         0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Funds' distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

 To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.
---------------------------------------------------------

WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Investment Services, Inc. and FundAdvisor(TM) or FundManager(TM) from Bank of America;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Bank of America's Northwest Division or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of a Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing shares of a Fund, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' distributor pertaining to the sale of shares of a Fund (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Funds may be purchased without a front-end sales load pursuant to the Program.)

RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' distributor) must notify the Funds' transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Funds, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of a Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY
A OR K SHARES?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A shares also bear the expenses of a shareholder service plan.

Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
                THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
               (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
                                    THROUGH THE DISTRIBUTOR
            (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
                                       Complete an Account             Mail all subsequent
                                       Application and mail it with    investments to:
                                       a check (payable to the
                                       appropriate Fund) to the        Pacific Horizon Funds, Inc.
                                       address on the Account          PO Box 182090
                                       Application. The Company will   Columbus, Ohio 43218-2090
                                       not accept third party checks
                                       for investment.
--------------------------------------------------------------------------------------------------------
    IN PERSON
    BISYS Fund Services, Inc.          Deliver an Account              Deliver your payment directly
    3435 Stelzer Road                  Application and your payment    to the address on the left.
    Columbus, OH 43219-3035            directly to the address on
                                       the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
                                       Initial purchases of shares     Contact the Fund's transfer
                                       into a new account may not be   agent at 800-346-2087 for
                                       made by wire.                   complete wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of shares of a particular
                                                                       Fund in your name.
                                                                       Be sure to include your name
                                                                       and your Fund account number.
                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    Purchases may be made in the
    (a service permitting transfers    be                              minimum amount of $500 and
    of money from your                 used to make an initial         the maximum amount of $50,000
    checking, NOW or bank              purchase.                       per transaction as soon as
    money market account)                                              appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

You should refer to the "Shareholder Services" section
for additional important information about the TeleTrade Privilege.
YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
--------------------------------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A or K Shares. Certificates for shares will no longer be issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by a Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

--------------------------------------------------------------------------------
                                 TO SELL SHARES
================================================================================
--------------------------------------------------------------------------------

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                    Contact them directly for instructions.
--------------------------------------------------------------------------------
   THROUGH THE DISTRIBUTOR
   (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   National Municipal Bond Fund     joint owner, must sign) to the Transfer Agent.
   or California Tax-Exempt         If you hold stock certificates for the shares being
   Bond Fund                        redeemed, make sure to endorse them for transfer, have your
   c/o Pacific Horizon Funds,       signature on them guaranteed by your bank or another
   Inc.                             guarantor institution (as described in the section entitled
   P.O. Box 182090                  "What Kind Of Paperwork Is Involved In Selling Shares?") and
   Columbus, Ohio 43218-2090        include them with your request.

--------------------------------------------------------------------------------

   IN PERSON
   BISYS Fund Services, Inc.
   3435 Stelzer Road                Deliver your signed, written request (each owner, including
   Columbus, OH 43219-3035          each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.

--------------------------------------------------------------------------------


   BY WIRE
                                    As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    person out of your Fund account in the amount of $500 or
                                    more. The Transfer Agent (as your agent) will redeem the
                                    necessary number of shares to cover the Check when it is
                                    presented for payment.
                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.
                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s) and a set of
                                    Checks will then be sent to the registered owner(s) at the address of record.
                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.
                                    Shares issued in certificate form may not be redeemed by
                                    Check.

--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
     (a service permitting          $50,000 per transaction) by telephone after appropriate
     transfer of money to your      information regarding your bank account has been established
     checking, NOW or bank money    on your Fund account. This information may be provided on
     market account)                the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.
   OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO AVAILABLE.
          PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Funds impose no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

The Funds impose no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A or K Shares. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of a Fund, in shares of the same class of the Fund out of which you redeemed, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

================================================================================
                       DIVIDEND AND DISTRIBUTION POLICIES

Dividends from each Fund's net investment income are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed. Each Fund's net realized gains (after reduction for capital loss carryforwards, if any) are distributed at least annually.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

================================================================================
                              SHAREHOLDER SERVICES
         PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE
                   MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS.

An investment in a Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Funds' distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Funds' distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN

YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of each Fund's sales load.

CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. SUBJECT TO THESE LIMITATIONS, YOU MAY DEPOSIT AS MUCH OF YOUR PAYMENTS AS YOU WISH.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

================================================================================
                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In its advisory agreements with the Company (the "Advisory Agreements"), Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Funds' securities. Further, the investment advisory agreement with respect to the National Municipal Bond Fund provides that Bank of America may employ a sub-adviser provided that Bank of America remains fully responsible to such Fund for the acts and omissions of the sub-adviser.

Stephen P. Scharre is the person primarily responsible for the day-to-day investment management of the National Municipal Bond Fund. Mr. Scharre has been associated with Bank of America (and Security Pacific National Bank before its merger with Bank of America) since 1984. Mr. Scharre is a Chartered Financial Analyst and member of the Los Angeles Society of Financial Analysts. Mr. Scharre manages tax-exempt and tax-advantaged portfolios, including common trust funds and several large institutional and high net worth accounts.

Kim Michalski is the person primarily responsible for the day-to-day investment management of the California Tax-Exempt Bond Fund.

Ms. Michalski has been the Fund's manager since September of 1989. Ms. Michalski has been associated with Bank of America (and Security Pacific National Bank before its merger with Bank of America) since 1983. Her primary emphasis is in tax-exempt securities, and she manages two mutual funds and two common trust funds.

For the services provided and expenses assumed under the Advisory Agreements, Bank of America is entitled to receive a fee at the annual rate of 0.35% and 0.40% of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's average daily net assets, respectively. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers"). On July 1, 1996, the National Municipal Bond Fund withdrew its investment in the National Municipal Bond Master Portfolio, an investment portfolio of Master Investment Trust, Series II (the "Master Trust") having the same investment objective as the National Municipal Bond Fund, and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the existing advisory agreement between the Master Trust and Bank of America with respect to the National Municipal Bond Master Portfolio. For the period March 1, 1996 through June 30, 1996, Bank of America waived its entire investment advisory fee payable by the National Municipal Bond Master Portfolio. For the period July 1, 1996 through February 28, 1997, Bank of America waived its entire investment advisory fee payable by the National Municipal Bond Fund. During the fiscal year ended February 28, 1997, the California Tax-Exempt Bond Fund paid Bank of America advisory fees at an effective annual rate of 0.29% of the Fund's average daily net assets, and Bank of America waived a portion of its fee at an effective annual rate of 0.11% of the Fund's average daily net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan, and Administrative and Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Funds. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly owned subsidiary of BISYS, served as administrator.

Under its administration agreement with the Company, BISYS has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds; calculate the net asset value of the Funds; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds.

For its services as administrator, BISYS is entitled to receive an administration fee from the National Municipal Bond Fund at the annual rate of 0.20% of such Fund's average daily net assets, and an administration fee from the California Tax-Exempt Bond Fund at the annual rate of 0.30% of such Fund's average daily net assets. These amounts may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers"). Prior to July 1, 1996, Concord was entitled to receive an administration fee payable at the annual rate of 0.15% of the National Municipal Bond Fund's average daily net assets and 0.05% of the National

Municipal Bond Master Portfolio's average daily net assets. For the period March 1, 1996 through June 30, 1996, Concord waived its entire administration fee payable by the National Municipal Bond Master Portfolio. For the fiscal year ended February 28, 1997, Concord and BISYS waived its entire administration fee payable by the National Municipal Bond Fund. During the same period, the California Tax-Exempt Bond Fund paid Concord or BISYS administration fees at an effective annual rate of 0.21% of such Fund's average daily net assets and Concord or BISYS waived a portion of its fee at an effective annual rate of 0.09% of such Fund's average daily net assets. During the fiscal year ended February 28, 1997, Concord and/or BISYS also reimbursed a portion of the operating expenses with respect to the National Municipal Bond Fund.

Pursuant to the authority granted in its administration agreement, BISYS or a subcontractor has entered into an agreement with The Bank of New York ("BONY") to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds. The Funds bear all fees and expenses charged by BONY.
                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Custodian of the National Municipal Bond Fund and California Tax-Exempt Bond Fund. BISYS Fund Services, Inc., a wholly owned subsidiary of BISYS, is the transfer and dividend disbursing agent of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers . Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

-------------------------------------------------------------------------------
                                TAX INFORMATION
YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT
    OF DIVIDENDS ANDDISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR
               CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR
                        EXCHANGE OF SHARES IN THE FUNDS.
------------------------------------------------------------------------------

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent taxable year each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends that it will so qualify in future years as long as such qualification is in the best interest of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

Dividends derived from interest on Municipal Securities ("exempt-interest dividends") typically will not be subject to regular federal income tax. To the extent, if any, that dividends paid to you are derived from taxable interest, futures transactions, gain attributable to market discount or the excess of net short-term capital gain over net long-term capital loss, such dividends will be subject to regular federal income tax and California state personal income tax, whether or not the dividends are reinvested. Any distributions you receive comprised of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividend") will be taxable to you as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

If, at the close of each quarter of its taxable year, at least 50% of the value of the California Tax-Exempt Bond Fund's total assets consists of California Exempt Securities, the California Tax-Exempt Bond Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. The dividends exempt from that tax will be those that come from interest attributable to California Municipal Securities and certain specified federal obligations. (Such exemption may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the California Tax-Exempt Bond Fund. Additional tax information regarding "substantial users" and "related persons" can be found in the Statement of Additional Information). If you are subject to California state franchise tax or California state corporate income tax, your dividends may still be taxed as ordinary or capital gain dividends, despite the personal income tax exemption.

Distributions of net investment income from the California Tax-Exempt Bond Fund may be subject to state or local taxes other than the California state personal income tax under state or local law, even though all or a part of those distributions may come from interest on tax-exempt obligations that, if you had received them directly, would be exempt from such taxes. Consult your tax adviser with special reference to your own tax situation.

The portion of dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by you as an item of tax preference for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and corpo-rations and the environmental tax applicable to corporations. Corporate shareholders also must take exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold shares for six months or less and during that time receive an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend.

If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares, subject to this same limitation.

Interest on indebtedness incurred by you to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

A distribution paid to you by a Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of a Fund on or just before the record date of a capital gain dividend, you should be aware that the amount of the forthcoming dividend, although in effect a return of capital, will be taxable to you.

------------------------------------------------------------------------------
                             MEASURING PERFORMANCE
 EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN,
            AGGREGATE TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD.
          PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO
                            INDICATE FUTURE RESULTS.
------------------------------------------------------------------------------

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of a Fund over a specified 30 day period. Tax-equivalent yield demonstrates the level of taxable yield that would be necessary to produce an after-tax equivalent to a tax-free yield.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods), yield and tax-equivalent yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares, and include the maximum front-end sales charge for A Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

Each Fund calculates its "tax equivalent yield" by increasing its yield (calculated as described above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. The tax-equivalent yield will always be higher than a Fund's yield.

An investor in a Fund may find it particularly useful to compare a Fund's tax-exempt yield and the equivalent yield from taxable investments. For an investor in a low tax bracket, it may not be beneficial to invest in a tax-exempt investment if a higher yield after taxes could be received from taxable investment.

THE FOLLOWING TABLE ILLUSTRATES FOR THE CALIFORNIA TAX-EXEMPT BOND FUND THE DIFFERENCES BETWEEN HYPOTHETICAL TAX-FREE YIELDS AND TAX-EQUIVALENT YIELDS FOR DIFFERENT TAX BRACKETS. YOU SHOULD BE AWARE, HOWEVER, THAT TAX BRACKETS CAN CHANGE OVER TIME AND THAT YOUR TAX ADVISER SHOULD BE CONSULTED FOR SPECIFIC YIELD CALCULATIONS. (THE FEDERAL TAX RATES USED BELOW ARE THOSE CURRENTLY AVAILABLE FOR 1997, WHILE THE CALIFORNIA TAX RATES USED BELOW ARE THOSE APPLICABLE FOR 1997.) THESE YIELDS ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE FEDERAL TAX BRACKETS USED UNDER "COMBINED CALIFORNIA & FEDERAL TAX BRACKET" TAKE INTO EFFECT THE FULL DEDUCTION OF CALIFORNIA STATE TAXES FOR THE CALIFORNIA TAX-EXEMPT BOND FUND BUT DO NOT TAKE INTO ACCOUNT THE EFFECT OF REDUCING THE DEDUCTIBILITY OF ITEMIZED DEDUCTIONS FOR TAXPAYERS WITH ADJUSTED GROSS INCOME OVER $114,700 OR THE POSSIBLE EFFECT OF THE FEDERAL ALTERNATIVE MINIMUM TAX. ADDITIONALLY, EFFECTIVE TAX BRACKETS AND EQUIVALENT TAXABLE YIELDS MAY BE HIGHER THAN THOSE SHOWN.

   MARRIED FILING JOINTLY
-----------------------------
                    COMBINED
                   CALIFORNIA
                   & FEDERAL                                   TAX-FREE YIELD
                      TAX         -------------------------------------------------------------------------
      INCOME        BRACKET       4.5%     5.0%     5.5%      6.0%      6.5%      7.0%      7.5%      8.0%
-----------------------------     ----     ----     -----     -----     -----     -----     -----     -----
                                                   TAXABLE EQUIVALENT YIELD
$9,333-22,118         16.70%      5.40%    6.00%     6.60%     7.20%     7.80%     8.40%     9.00%     9.60%
$22,119-34,906        18.40%      5.51%    6.13%     6.74%     7.35%     7.97%     8.58%     9.19%     9.80%
$34,907-36,000        20.10%      5.63%    6.26%     6.88%     7.51%     8.14%     8.78%     9.39%    10.01%
$36,001-48,456        32.32%      6.65%    7.39%     8.13%     8.87%     9.60%    10.34%    11.08%    11.82%
$48,457-61,240        33.76%      6.79%    7.55%     8.30%     9.08%     9.81%    10.57%    11.32%    12.08%
$61,241-91,850        34.70%      6.89%    7.66%     8.42%     9.19%     9.95%    10.72%    11.48%    12.25%
$91,851-140,000       37.42%      7.19%    7.99%     8.79%     9.59%    10.39%    11.19%    11.98%    12.78%
$140,001-212,380      41.95%      7.75%    8.61%     9.47%    10.34%    11.20%    12.06%    12.92%    13.78%
$212,381-250,000      42.40%      7.81%    8.68%     9.55%    10.42%    11.28%    12.15%    13.02%    13.89%
$250,001-424,760      45.64%      8.28%    9.20%    10.12%    11.04%    11.98%    12.88%    13.80%    14.72%
over 424,760          46.24%      8.37%    9.30%    10.23%    11.16%    12.09%    13.02%    13.95%    14.88%

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

================================================================================
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: 100 million shares of Class G Common Stock, 100 million shares of Class G -- Special Series 3 Common Stock and 100 million shares of Class G -- Special Series 5 Common Stock, representing interests in the California Tax-Exempt Bond Fund, and 100 million shares of Class Q Common Stock, 100 million shares of Class Q -- Special Series 3 Common Stock and 100 million shares of Class Q -- Special Series 5 Common Stock, representing interests in the National Municipal Bond Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class G and Class Q Common Stock are the "A" Shares, Class G -- Special Series 3 Common Stock and Class Q -- Special Series 3 Common Stock are the "M" Shares and Class G -- Special Series 5 Common Stock and Class Q -- Special Series 5 Common Stock are the "K" Shares. As of the date of this prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class G Common Stock, Class G -- Special Series 3 Common Stock, Class G -- Special Series 5 Common Stock, Class Q Common Stock, Class Q -- Special Series 3 Common Stock or Class Q -- Special Series 5 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' A and K Shares. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

The two classes of shares in each Fund which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) A Shares bear the expenses of a Shareholder Services Plan and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan. The two classes also have different exchange privileges.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares and only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Service Plan attributable to K Shares. The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

================================================================================
                                 PLAN PAYMENTS
 THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES
                                     AND A
  DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN FOR K
                                    SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of a Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of a Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1997, the National Municipal Bond Fund made payments under the Plan at an effective annual rate of 0.14% of the average daily net assets of such Fund's A Shares, and the Distributor waived fees at the annual rate of 0.11% of the Fund's average daily net assets for A Shares. For the same period, the California Tax-Exempt Bond Fund made payments under the Plan at the effective annual rate of 0.25% of the Fund's average daily net assets for A Shares.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, each Fund pays the Distributor for distribution expenses primarily intended to result in the sale of each Fund's K Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's K Shares; payments to Service Organizations for assistance in connection with the distribution of K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders or for distribution to existing K shareholders of the Funds) and in implementing and operating the Distribution Plan.

Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses include under the Administrative and Shareholder Services Plan, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Funds necessary for accounting or sub-accounting; and providing statements periodically to clients showing their position in K Shares.

Under the Distribution Plan, payments by a Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of a Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the period ended February 28, 1997 the Distributor waived its entire fee under the Distribution Plan with respect to the National Municipal Bond Fund and the California Tax-Exempt Bond Funds' K shares. For the same period, the Funds made payments under the Administrative and Shareholder Services Plan at the effective annual rates of 0.25% of the average daily net assets of such Funds' K shares, and the Distributor waived fees under the Administrative and Shareholder Services Plan at the effective annual rates of 0.75% of the average daily net assets of such Funds' K shares.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

================================================================================
                                   APPENDIX A

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Excerpts from Moody's description of its municipal debt ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge"; Aa -- judged to be of high quality by all standards, A -- possess many favorable investment attributes and are considered as upper medium-grade obligations; Baa -- considered medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B indicates a general lack of characteristics of desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default.

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from "AAA" issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. The "D" rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The rating "r" may be attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The following summarizes the ratings used by D&P for municipal debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possess below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the four highest ratings used by Fitch for municipal debt:

          "AAA"-- Debt considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA"-- Debt considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as debt rated "AAA." Because debt rated in the "AAA" and "AA" categories is not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A"-- Debt considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

          "BBB"-- Debt considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on this debt, and therefore, impair timely payment. The likelihood that the ratings of this debt will fall below investment grade is higher than for debt with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD" "DD," and "D"-- Debt that possesses one of these ratings is considered by Fitch to be a speculative investment. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for Debt issues not in default. For defaulted Debt, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes:
MIG-1/VMIG-1 -- deemed to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2/VMIG-2 -- judged to be of high quality, with margins of protection ample although not so large as in the preceding group; MIG-3/VMIG-3 -- deemed to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG-4/

VMIG-4 -- considered to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Loans bearing the designation "SG" are of speculative quality and lack margins of protection.

Standard & Poor's ratings for municipal notes are as follows: SP-1 -- very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are given a plus (+) designation; SP-2 -- satisfactory capacity to pay principal and interest; and SP-3 -- speculative capacity to pay principal and interest.

The three highest rating categories of D&P for short-term municipal debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and
"D-1 -- ," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1 --" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments.

The following summarizes the rating categories used by Fitch for short-term municipal obligations:

          "F-1+" securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          Issues assigned a "D" rating are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+." Capacity for timely payment of issues with the "A-2" designation is considered to be satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." Issues rated "A-3" have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation. Issues rated "B" are regarded as having only speculative capacity for timely payment. The rating of "C" is assigned to short-term debt obligations with a doubtful capacity for payment. Issues rated "D" are in payment default.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The ratings "Prime-1" and "Prime-2" are the two highest commercial paper ratings assigned by Moody's. Issuers or related supporting institutions rated "Prime-1" are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers or related supporting institutions rated "Prime-2" are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers or related supporting institutions rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issues rated "Not Prime" do not fall within any of the Prime rating categories. D&P and Fitch each use the short-term municipal debt ratings described above for commercial paper.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

TXI-0014


PACIFIC HORIZON MUTUAL FUNDS


        National Municipal
            Bond Fund
      California Tax-Exempt
            Bond Fund


           PROSPECTUS


         June 24, 1997



        NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                           Class A and K Shares of the
                  Asset Allocation Fund and Capital Income Fund


                            ------------------------

Form N-1A Item                                    Prospectus Caption
--------------                                    ------------------

Part A
------

1.      Cover Page.............................   Cover Page

2.      Synopsis...............................   Expense Summary

3.      Condensed Financial Information........   Financial Highlights;
                                                  Measuring Performance

4.      General Description of Registrant......   Description of Shares; Cover
                                                  Page; Fund Investments; Types
                                                  of Investments; Fundamental
                                                  Limitations; Other Investment
                                                  Practices and Considerations

5.      Management of the Fund.................   The Business of the Funds

5.A.    Management's Discussion of
          Fund Performance.....................   *

6.      Capital Stock and Other
          Securities...........................   Description of Shares;
                                                  Dividend and Distribution
                                                  Policies; Tax Information

7.      Purchase of Securities Being
         Offered...............................   How to Buy Shares; Shareholder
                                                  Services; The Business of the
                                                  Funds; Plan Payments;
                                                  Measuring Performance

8.      Redemption or Repurchase...............   How to Sell Shares;
                                                  Shareholder Services; Plan
                                                  Payments

9.      Pending Legal Proceedings..............   *


----------
*  Item inapplicable or answer negative.

PROSPECTUS

JUNE 24, 1997
                                           PACIFIC HORIZON ASSET ALLOCATION FUND
                                         PACIFIC HORIZON CAPITAL INCOME FUND
                                       Investment Portfolios offered by Pacific
                              Horizon Funds, Inc.
--------------------------------------------------------------------------------

The PACIFIC HORIZON ASSET ALLOCATION FUND (the "Asset Allocation Fund") is a diversified mutual fund whose investment objective is to obtain long-term growth from capital appreciation and dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

The PACIFIC HORIZON CAPITAL INCOME FUND (the "Capital Income Fund" and, collectively with the Asset Allocation Fund, the "Funds") is a diversified mutual fund whose investment objective is to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. In seeking its investment objective, the Capital Income Fund invests in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks of domestic issuers.

This Prospectus describes two classes of shares. A Shares are sold with a front-end sales charge. K Shares are not subject to either a front-end sales charge or a contingent deferred sales charge.

The Funds are offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Funds' investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                     2
      FINANCIAL HIGHLIGHTS                5
      FUND INVESTMENTS                   10    INVESTMENT OBJECTIVES
                                         10    TYPES OF INVESTMENTS
                                         15    FUNDAMENTAL LIMITATIONS
                                         16    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                  22    HOW TO BUY SHARES
                                         22    What Is My Minimum Investment In The Funds?
                                         22    What Alternative Sales Arrangements Are Available?
                                         22    How Are Shares Priced?
                                         25    How Do I Decide Whether To Buy A or K Shares?
                                         26    How Can I Buy Shares?
                                         27    What Price Will I Receive When I Buy Shares?
                                         28    What Else Should I Know To Make A Purchase?
                                         28    HOW TO SELL SHARES
                                         28    How Do I Redeem My Shares?
                                         30    What NAV Will I Receive For Shares I Want To Sell?
                                         30    What Kind Of Paperwork Is Involved In Selling Shares?
                                         30    How Quickly Can I Receive My Redemption Proceeds?
                                         31    Do I Have Any Reinstatement Privileges After I Have
                                               Redeemed Shares?
      DIVIDEND AND DISTRIBUTION
        POLICIES                         31
      SHAREHOLDER SERVICES               32    CAN I USE THE FUNDS IN MY RETIREMENT PLAN?
                                         32    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                               ANOTHER?
                                         33    WHAT IS TELETRADE?
                                         33    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A
                                               REGULAR BASIS?
                                         34    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT
                                               IT?
                                         34    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                         34    CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER
                                               FUNDS?
                                         34    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

      THE BUSINESS OF THE FUNDS          35    FUND MANAGEMENT
                                         35    Service Providers
      TAX INFORMATION                    38
      MEASURING PERFORMANCE              39
      DESCRIPTION OF SHARES              40
      PLAN PAYMENTS                      42
      APPENDIX A                         45
       DISTRIBUTOR:                             INVESTMENT ADVISER:
       Concord Financial Group, Inc.            Bank of America National Trust and Savings Association
       3435 Stelzer Road                        555 California Street
       Columbus, OH 43219-3035                  San Francisco, CA 94104

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. The Funds offer two classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 23 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of K shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Funds for A and K Shares; the estimated operating expenses for A and K Shares of the Asset Allocation Fund expected to be incurred during the current fiscal year and the operating expenses of the A and K Shares of the Capital Income Fund incurred during its last fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

ASSET ALLOCATION FUND

                                     A SHARES     K SHARES
                                     -------      -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%        None
  Maximum Sales Load Imposed on
   Reinvested Dividends                None         None
  Maximum Contingent Deferred Sales
   Load (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is lower)                           None         None
  Redemption Fees                      None         None
  Exchange Fee                         None         None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
  Management Fees                      0.55%        0.55%
  12b-1 Fees (or in the case of
   certain Class K Shares,
  Administrative Service Fees)
   (After Fee Waivers)*                   0%        0.50%
  Shareholder Services Fee*            0.25%        0.25%
  Other Expenses                       0.15%        0.15%
                                     -------      -------
  Total Operating Expenses (After
   Fee Waivers)+                       0.95%        1.45%
                                     =======      =======
            ----------------------------------------------

+ Absent fee waivers, Total Operating Expenses for the Asset Allocation Fund's K
  Shares would be 1.70% of average net assets (annualized).

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Asset Allocation Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Asset Allocation Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 54              $74               $95               $156
     K Shares                                  $ 15              $46               $79               $174

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

CAPITAL INCOME FUND

                                     A SHARES     K SHARES
                                     -------      -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                     4.50%        None
  Maximum Sales Load Imposed on
   Reinvested Dividends                None         None
  Maximum Contingent Deferred Sales
   Load (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is lower)                           None         None
  Redemption Fees                      None         None
  Exchange Fee                         None         None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
  Management Fees                      0.65%        0.65%
  12b-1 Fees (or in the case of
   certain Class K Shares,
   Administrative Service Fees)
   (After Fee Waivers)*                   0%        0.50%
  Shareholder Services Fee*            0.25%        0.25%
                                     -------      -------
  Other Expenses                       0.28%        0.28%
                                     -------      -------
  Total Operating Expenses (After
   Fee Waivers)+                       1.18%        1.68%
                                     =======      =======
            ----------------------------------------------

 + Absent fee waivers, Total Operating Expenses for the Fund's K Shares would be
   1.93% of average net assets (annualized).

 * Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Capital Income Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For further description of shareholder transaction expenses and the Capital Income Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.
--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 56              $81              $ 107              $182
     K Shares                                  $ 17              $53              $  91              $199

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

Management fees consist of:

- an investment advisory fee payable at the annual rate of 0.40% and 0.45% of the Asset Allocation Fund's and the Capital Income Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.20% of the Capital Income Fund's average daily net assets.

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge and thereafter be subject to annual fees under a Shareholder Services Plan, with respect to A Shares; or incur neither a front-end sales charge nor a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan, with respect to K Shares. See the section entitled "How Do I Decide Whether to Buy A or K Shares?" on page 25.

================================================================================
                              FINANCIAL HIGHLIGHTS

The Capital Income Fund commenced operations on September 25, 1987 as the Total Return Fund (the "Predecessor Fund"), a separate portfolio of a Massachusetts business trust called The Horizon Capital Funds. On January 1, 1989, the Predecessor Fund changed its name to The Pacific Horizon Convertible Securities Fund and on January 9, 1990 was reorganized as a portfolio of the Company. On September 16, 1991, the Capital Income Fund changed its name to the Pacific Horizon Capital Income Fund.

The tables below show certain information concerning the investment results for the Funds for the periods indicated (including the Predecessor Fund's investment results for the periods ending on or prior to August 31, 1989, the combined investment results of the Capital Income Fund and the Predecessor Fund for the period from September 1, 1989 through February 28, 1990 and the Capital Income Fund's investment results for the seven years in the period ended February 28,
1997). On July 22, 1996, the Asset Allocation Fund and Capital Income Fund initially funded K shares. Prior to June 23, 1997, the Asset Allocation Fund operated as part of a master-feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company (the "Master Portfolio") which had an identical investment objective as that of the Asset Allocation Fund. On June 23, 1997, the Fund withdrew its assets from the Master Portfolio and invested them directly in portfolio securities. The information for each of the: 1) three fiscal years in the three year period ended February 28, 1997 and the period ended February 28, 1994 with respect to A Shares of the Asset Allocation Fund and the period ended February 28, 1997 with respect to K Shares of the Asset Allocation Fund, and 2) five fiscal years in the five year period ended February 28, 1997 with respect to A Shares of the Capital Income Fund and the period ended February 28, 1997 with respect to K Shares of the Capital Income Fund has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Funds free of charge by calling 800-332-3863.

                             ASSET ALLOCATION FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                           FOR THE YEAR    FOR THE YEAR    FOR THE YEAR         FOR THE PERIOD
                                              ENDED           ENDED           ENDED            JANUARY 18, 1994
                                           FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,        (INCEPTION DATE)
                                             1997(a)           1996            1995        THROUGH FEBRUARY 28, 1994
                                           ------------    ------------    ------------    -------------------------
Net asset value per share, beginning of
  period                                     $  17.52        $  15.15         $14.84                $ 15.00
                                              -------         -------         ------                 ------
Income from Investment Operations:
  Net investment income                          0.48            0.52           0.48                   0.03
  Net realized and unrealized gains
     (losses) on investment transactions         2.50            2.86           0.24                  (0.19)
                                              -------         -------         ------                 ------
          Total income (loss) from
            investment operations                2.98            3.38           0.72                  (0.16)
                                              -------         -------         ------                 ------
Less Dividends and Distributions:
  Dividends to shareholders from net
     investment income                          (0.46)          (0.53)         (0.41)                    --
  Distributions to shareholders from net
     realized gains on investment
     transactions                               (0.64)          (0.48)            --                     --
                                              -------         -------         ------                 ------
          Total dividends and
            distributions                       (1.10)          (1.01)         (0.41)                    --
                                              -------         -------         ------                 ------
Net change in net asset value per share          1.88            2.37           0.31                  (0.16)
                                              -------         -------         ------                 ------
Net asset value per share, end of period     $  19.40        $  17.52         $15.15                $ 14.84
                                              =======         =======         ======                 ======
Total Return++                                  17.64%          22.80%          5.03%                 (1.07)%
Ratios/supplemental data:
  Net assets, end of period (000)            $ 34,838        $ 22,355         $5,694                $   666
  Ratio of expenses to average net
     assets*                                     1.25%           0.62%          0.00%                  0.00%+
  Ratio of net investment income to
     average net assets*                         2.59%           3.49%          4.25%                  4.20%+

---------------

   * Reflects the Asset Allocation Fund's proportionate share of the Master Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and fee waivers and expense reimbursements of the Asset Allocation Fund. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.69%, 2.30%, 7.89% and 83.95% (annualized)
     for the periods ended February 28, 1997, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.
   + Annualized.
  ++ The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.
 (a) As of July 22, 1996, the Fund designated the existing series of Shares as "A" Shares.

                             ASSET ALLOCATION FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                      JULY 22, 1996
                                                                                    (INCEPTION DATE)
                                                                                         THROUGH
                                                                                    FEBRUARY 28, 1997
                                                                                    -----------------
Net asset value per share, beginning of period                                           $ 17.23
                                                                                          ------
Income from Investment Operations:
  Net investment income                                                                     0.19
  Net realized and unrealized gains (losses) on investments                                 2.80
                                                                                          ------
          Total income from investment operations                                           2.99
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                     (0.18)
  Distributions to shareholders from net realized gains on investment
     transactions                                                                          (0.64)
                                                                                          ------
          Total dividends and distributions                                                (0.82)
                                                                                          ------
Net change in net asset value per share                                                     2.17
                                                                                          ------
Net asset value per share, end of period                                                 $ 19.40
                                                                                          ======
Total Return                                                                               17.69%*
Ratios/supplemental data:
  Net assets, end of period (000)                                                        $   748
  Ratio of expenses to average net assets                                                   1.94%+
  Ratio of net investment income to average net assets                                      2.31%+

---------------

* Not Annualized.

+ Annualized. Reflects the Asset Allocation Fund's proportionate share of the
  Master Portfolio's expenses, the Master Portfolio's fee waivers and expenses reimbursements and the fee waivers and expense reimbursements of the Asset Allocation Fund. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 1.32% for the period ended February 28, 1997.

                              CAPITAL INCOME FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                           YEAR ENDED
                             ------------------------------------------------------------------------------------------------------
                             FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                               1997(a)          1996           1995           1994          1993++          1992           1991
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net asset value per share,
 beginning of period           $  16.42       $  13.65       $  15.42       $  13.32       $  12.01        $10.23         $ 9.83
                               --------       --------       --------       --------        -------        ------         ------
Income from Investment
 Operations:
 Net investment income             0.57           0.62           0.57           0.50           0.56          0.53           0.59
 Net realized and
 unrealized gains (losses)
 on investment transactions        2.34           2.84          (1.43)          2.36           1.79          2.06           0.35
                               --------       --------       --------       --------        -------        ------         ------
 Total income (loss) from
 investment operations             2.91           3.46          (0.86)          2.86           2.35          2.59           0.94
                               --------       --------       --------       --------        -------        ------         ------
 Less Dividends and
 Distributions:
Dividends to shareholders
 from net investment income       (0.57)         (0.69)         (0.54)         (0.48)         (0.60)        (0.55)         (0.54)
Distributions to
 shareholders from net
 realized gains on
 investment transactions          (1.41)            --          (0.37)         (0.28)         (0.44)        (0.26)            --
                               --------       --------       --------       --------        -------        ------         ------
Total dividends and
 distributions                    (1.98)         (0.69)         (0.91)         (0.76)         (1.04)        (0.81)         (0.54)
                               --------       --------       --------       --------        -------        ------         ------
Net change in net asset
 value per share                   0.93           2.77          (1.77)          2.10           1.31          1.78           0.40
                               --------       --------       --------       --------        -------        ------         ------
 Net asset value per share,
 end of period                 $  17.35       $  16.42       $  13.65       $  15.42       $  13.32        $12.01         $10.23
                               ========       ========       ========       ========        =======        ======         ======
Total returnP                     18.53%         25.96%         (5.61)%        21.85%         20.62%        26.21%         10.17%
Ratios/Supplemental Data:
 Net assets, end of period
 (000)                         $309,309       $246,746       $198,251       $191,491       $ 19,613        $6,032         $1,186
 Ratio of expenses to
 average net assets***             1.18%          1.23%          0.97%          0.46%          0.07%           --             --
 Ratio of net investment
 income to average net
 assets***                         3.40%          4.05%          4.48%          4.19%          5.00%         5.63%          6.32%
 Portfolio turnover ratio           124%            57%            94%           103%           216%          278%           236%
 Average commission rate
 paid(b)                       $ 0.0210             --             --             --             --            --             --

                                               YEAR        PERIOD
                             PERIOD ENDED     ENDED        ENDED
                             FEBRUARY 28,   AUGUST 31,   AUGUST 31,
                                1990**         1989        1988*
                             ------------   ----------   ----------
Net asset value per share,
 beginning of period            $10.88        $ 8.99       $ 9.55
                                ------        ------       ------
Income from Investment
 Operations:
 Net investment income            0.28          0.55         0.50
 Net realized and
 unrealized gains (losses)
 on investment transactions      (0.12)         1.96        (0.74)
                                ------        ------       ------
 Total income (loss) from
 investment operations            0.16          2.51        (0.24)
                                ------        ------       ------
 Less Dividends and
 Distributions:
Dividends to shareholders
 from net investment income      (0.31)        (0.62)       (0.32)
Distributions to
 shareholders from net
 realized gains on
 investment transactions         (0.90)           --           --
                                ------        ------       ------
Total dividends and
 distributions                   (1.21)        (0.62)       (0.32)
                                ------        ------       ------
Net change in net asset
 value per share                 (1.05)         1.89        (0.56)
                                ------        ------       ------
 Net asset value per share,
 end of period                  $ 9.83        $10.88       $ 8.99
                                ======        ======       ======
Total returnP                     1.46%+       29.34%       (2.26)%+
Ratios/Supplemental Data:
 Net assets, end of period
 (000)                          $  962        $  688       $  255
 Ratio of expenses to
 average net assets***              --            --         0.35%+
 Ratio of net investment
 income to average net
 assets***                        5.87%+        6.26%        7.14%+
 Portfolio turnover ratio          153%          253%         211%
 Average commission rate
 paid(b)                            --            --           --

---------------

   * For the period September 25, 1987 (commencement of operations) through August 31, 1988.
  ** For the period September 1, 1989 through February 28, 1990.
 *** Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.17%, 0.74%, 3.27%, 6.23%, 14.64%, 27.82% (annualized), 35.19% and 61.95% (annualized) for the fiscal years or periods ended February 28, 1995, February 28, 1994, February 28, 1993, February 29, 1992, February 28,
     1991, February 28, 1990, August 31, 1989 and August 31, 1988, respectively. During the fiscal years ended February
     28, 1997 and February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 1.19% and 1.26%, respectively. The ratio of net investment income to average net assets was not affected by such credits.
   + Not annualized.
  ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
   P The total return figures listed do not include the effect of the maximum 4.50% sales charge on A Shares.
 (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
 (b) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for prior periods.

                              CAPITAL INCOME FUND

Selected data for a K Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                      JULY 22, 1996
                                                                                    (INCEPTION DATE)
                                                                                         THROUGH
                                                                                    FEBRUARY 28, 1997
                                                                                    -----------------
Net asset value per share, beginning of period                                           $ 16.24
                                                                                         -------
Income from Investment Operations:
  Net investment income                                                                     0.32
  Net realized and unrealized gains on investment transactions                              2.43
                                                                                         -------
          Total income from investment operations                                           2.75
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                     (0.28)
  Distributions to shareholders from net realized gains on investment transactions         (1.41)
                                                                                         -------
     Total dividends and distributions                                                     (1.69)
                                                                                         -------
Net change in net asset value per share                                                     1.06
                                                                                         -------
Net asset value per share, end of period                                                 $ 17.30
                                                                                         =======
Total return                                                                               17.47%*
Ratios/supplemental data:
  Net assets, end of period (000)                                                        $     1
  Ratio of expenses to average net assets                                                   1.66%+
  Ratio of net investment income to average net assets                                      2.85%+
  Portfolio turnover rate                                                                    124%
  Average commission rate paid(a)                                                        $0.0210

---------------

 * Not Annualized.

 + Annualized. During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.25% for the period ended February 28, 1997. Fees paid by third parties had no effect on the ratio of expenses to average net assets.

(a) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for prior periods.

--------------------------------------------------------------------------------
                                FUND INVESTMENTS

---------------------------------------------------------

                             INVESTMENT OBJECTIVES

ASSET ALLOCATION FUND

The Asset Allocation Fund seeks to obtain long-term growth from capital appreciation and dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. The Asset Allocation Fund may be appropriate for investors who want long-term capital appreciation and current dividend and interest income.

CAPITAL INCOME FUND

The Capital Income Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. In seeking its investment objective, the Capital Income Fund invests in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks of domestic issuers. The Capital Income Fund may be appropriate for investors who are seeking a highly competitive return over the long term comprised of current income and capital appreciation and who are also willing to accept the relative risks described in this Prospectus associated with seeking such returns.

WHILE THE FUNDS STRIVE TO ATTAIN THEIR INVESTMENT OBJECTIVES, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.
---------------------------------------------------------

TYPES OF INVESTMENTS

ASSET ALLOCATION FUND -- GENERAL INVESTMENTS.

The Asset Allocation Fund is a diversified portfolio which will invest substantially all of its assets through a balanced approach using bonds, equity securities and cash equivalents.

Investments in equity securities will be limited to common stocks included in either the Dow Jones Industrial Average or the Standard and Poor's 500 Index. Bonds acquired by the Asset Allocation Fund will be investment grade at the time of purchase, and may include corporate and government obligations, mortgage-backed securities and municipal securities. Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). While bonds with such ratings are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Asset Allocation Fund may invest. Under normal market conditions at least 25% of the Fund's total assets will be invested in fixed income senior securities.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Asset Allocation Fund will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early pay down resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Asset Allocation Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.

The two principal classifications of Municipal Securities which may be held by the Asset Allocation Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Asset Allocation Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Asset Allocation Fund may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The value of securities held by the Asset Allocation Fund will vary with changes in interest rates and market and economic conditions.

As used in this Prospectus, "cash equivalents" are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P or similarly rated by another NRSRO or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board.

The Asset Allocation Fund may also make other investments as described more fully below under "Other Investment Practices and Considerations."

CAPITAL INCOME FUND -- GENERAL INVESTMENTS.

The convertible bonds and preferred stock ("Convertible Securities") held in the Capital Income Fund's portfolio will, for the most part, be securities issued by U.S. issuers. The Capital Income Fund has a fundamental policy that under normal circumstances at least 65% of its total assets will be invested in Convertible Securities. Up to 15% of its assets also may be held in Eurodollar Convertible Securities.

The Company's Board of Directors will evaluate whether a satisfactory total return has been achieved by comparing the Capital Income Fund's return against a number of indices such as:

- the Standard & Poor's 500 Stock Index;

- the First Boston Convertible Index; and

- the Lipper Convertible Bond Market Index.

Similar to straight debt obligations, convertible securities pay a fixed rate of interest and return principal at maturity; unlike straight debt, they may be converted into a set amount of corporate common stock. Investors should note that the Capital Income Fund may convert its Convertible Securities when conditions are not necessarily favorable for their disposition or because of developments with respect to the issuers or trading markets of such Convertible Securities.

Notwithstanding the fundamental investment policy above, however, for temporary defensive purposes at times when Bank of America believes such a position is warranted by uncertain or unusual market conditions, the Capital Income Fund may invest without limit in securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities), money market securities and investment grade debt securities, or may hold its assets in cash.

The Convertible Securities in which the Capital Income Fund invests (including bonds, notes and preferred stock) are convertible into common stock at a stated price within a specified period of time. When investing in such Convertible Securities the Capital Income Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the Convertible Securities are convertible, while earning higher current income than is available from the common stock.

CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible Securities have unique investment characteristics because they:

- generally have higher yields than common stocks;

- generally are less subject to a decline in value than their underlying common stocks because of their fixed income characteristics; and

- generally provide for the potential of capital appreciation if the market value of their underlying common stock increases.

An issuer of a Convertible Security may have the option to redeem it at a price established in the Convertible Security's governing instruments. If a Convertible Security is called for redemption, the Capital Income Fund will have to either permit the redemption, convert the Convertible Security into the underlying common stock or sell the Convertible Security to a third party. Any of these actions could adversely affect the Capital Income Fund's ability to attain its objective.

The Capital Income Fund would convert a Convertible Security either to permit the orderly disposition of the investment or when it has reached maturity or been called for redemption. The Capital Income Fund might also convert a Convertible Security if the underlying common stock's dividend rate increased above the yield on the Convertible Security.

Generally, Convertible Securities are not "investment grade" (that is, not rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P, D&P, Fitch or Moody's). Convertible Securities acquired by the Capital Income Fund that are rated below investment grade, or that are not rated, present greater risks as to the timely payment of principal and interest (or dividends). The Capital Income Fund intends that the Convertible Securities it purchases will be rated at least "B" by a nationally recognized statistical rating organization, or that if the investment is unrated it will be deemed of comparable quality by Bank of America.

For your information, set forth below is the average distribution of ratings at value for the Capital Income Fund's portfolio securities

(including commercial paper and nonconvertible bonds) for its last fiscal year:

         MOODY'S INVESTORS          PERCENTAGE
           SERVICE, INC.             OF VALUE
----------------------------------- ----------
Aaa                                      1.5%
Aa                                       4.6%
A                                       16.8%
Baa                                     19.2%
Ba or lower                             54.9%
Not Rated                                3.0%
  Comparable to Aaa           3.0%
  Comparable to Aa               0%
  Comparable to A                0%
  Comparable to Baa              0%
  Comparable to Ba or lower    0%
                                    ----------
                                       100.0%
                                    ==========

         STANDARD & POOR'S              PERCENTAGE
            CORPORATION                  OF VALUE
------------------------------------    ----------
AAA                                          1.5%
AA                                           4.0%
A                                           20.8%
BBB                                         20.8%
BB or lower                                 49.9%
Not Rated                                    3.0%
  Comparable to AAA            3.0%
  Comparable to AA                0%
  Comparable to A                 0%
  Comparable to BBB               0%
  Comparable to BBB or lower    0%
                                        ----------
                                           100.0%
                                        ==========

These ratings are described in the Appendix to this Prospectus.

RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, some of the risks associated with lower-rated Convertible Securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of the Capital Income Fund's shares, may be quite volatile.

RELATIVE YOUTH OF LOWER-RATED SECURITIES' MARKET. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the Capital Income Fund's portfolio.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.

Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If the issuer of a security defaults, the Capital Income Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Capital Income Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, the Capital Income Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Capital Income Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Capital Income Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

CREDIT RATINGS. S&P, Moody's and other nationally recognized statistical rating organizations evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Bank of America performs its own analysis of the issuers whose lower-rated securities the Capital Income Fund purchases. Because of this, the Capital Income Fund's performance may depend more on the investment adviser's own credit analysis than is the case for mutual funds investing in higher rated securities.

In selecting Convertible Securities, Bank of America considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the Convertible Securities, the protections afforded the Convertible Securities and the diversity of the Capital Income Fund's portfolio. Bank of America continuously monitors the issuers of lower-rated securities held in the Capital Income Fund's portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Capital Income Fund's portfolio so that it can meet redemption requests.

If a portfolio security undergoes a rating revision, the Capital Income Fund may continue to hold the security if Bank of America determines such retention is warranted.

EURODOLLAR CONVERTIBLE SECURITIES. Eurodollar Convertibles, in which the Capital Income Fund may invest up to 15% of its total assets, are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside of the U.S. and are convertible into or exchangeable for specified equity securities. Eurodollar Convertibles in which the Capital Income Fund invests will be convertible into or exchangeable for foreign equity securities.

Investments in foreign issuers may be affected by changes in currency rates and exchange control regulations. There is typically less publicly available information about a foreign company than about a U.S. company, and foreign brokerage commissions and custody fees are generally higher than in the U.S. In addition, foreign companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts, and their securities may be less liquid and more volatile than those of U.S. issuers. Investments in foreign securities are also subject to local political and economic developments, expropriation or nationalization of assets and the imposition of withholding taxes.

OTHER SECURITIES. In addition to Convertible Securities, and subject to the fundamental investment policy above, the Capital Income Fund also may invest in:

- securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities);

- nonconvertible bonds and dividend-paying equity securities that are consistent with the Fund's investment objective;

-  options and futures; and

-  money market securities.

The Capital Income Fund may purchase bank obligations including CDs and bankers' accept-ances issued by domestic branches of U.S. banks that have total assets of more than $2.5 billion. The Capital Income Fund may also make interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets.

Commercial paper rated in the top rating category by S&P, Moody's or other rating agencies, and unrated commercial paper determined to be of comparable quality by Bank of America, may also be purchased. In addition, the Capital Income Fund may invest in debt securities rated BBB or higher by S&P or other rating agencies or Baa or higher by Moody's. See "Convertible Securities" for the rating requirements for convertible securities.

As noted above, the Capital Income Fund can purchase obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Small Business Administration or the Maritime Administration, are backed by the full faith and credit of the U.S.; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it were not required to do so by law.

FUNDAMENTAL LIMITATIONS

The investment objective of the Funds may not be changed without a vote by the holders of a majority of the outstanding shares of the particular Fund. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below.

The Asset Allocation Fund may not:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and
   (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

THE CAPITAL INCOME FUND:

    1. Under normal circumstances, will invest at least 65% of its total assets in Convertible Securities (including, for a period of two months following their conversion, securities acquired upon conversion of Convertible
  Securities).

    2. May not make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities as discussed herein.

    3. May not invest more than 10% of its total assets in certain illiquid investments. Investors should note, however, that certain securities that might otherwise be considered illiquid, particularly securities that are not registered under the federal securities laws but for which the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) has determined a liquid trading market exists, are not subject to this 10% limitation.

    4. May not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) the Fund may purchase and sell futures contracts and options on futures contracts.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

FOREIGN SECURITIES. Subject to its investment objective and the policies stated above, the Asset Allocation Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). It is currently the intention of the Asset Allocation Fund to invest no more than 25% of its net assets (at the time of purchase) in foreign securities. The Asset Allocation Fund may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Asset Allocation Fund. In addition, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, have less publicly available information about foreign companies, and such foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

VARIABLE RATE INSTRUMENTS. The Asset Allocation Fund may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by the Asset Allocation Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization ("NRSRO"), (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Funds may invest in securities issued by other investment companies whose investment objectives are consistent with those of the Fund's and money market funds advised by Bank of America. No more than 10% of the value of a Fund's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company; except that with respect to the investment in a money market mutual fund advised by Bank of America, a Fund is permitted to invest the greater of 5% of its net assets or $2.5 million. A Fund may hold no more than 3% of the outstanding voting stock of any other investment company. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

ASSET-BACKED SECURITIES. The Asset Allocation Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Asset Allocation Fund will either be issued or guaranteed by a U.S. Government entity or rated AAA by S&P, Aaa by Moody's or have an equivalent rating from any other rating agency.

The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Asset Allocation Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Asset Allocation Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could result in the Asset Allocation Fund's experiencing difficulty in valuing or liquidating such securities.

OPTIONS. The Asset Allocation Fund may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Asset Allocation Fund's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Asset Allocation Fund may not write put options but may write fully covered call options as long as the Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.

The Capital Income Fund may sell, or "write," covered call options on securities it owns in order to obtain the premium for doing so, and may purchase put options on securities it owns (or which it may acquire through conversion or exchange of other securities it owns) as a hedging technique. The aggregate value of the Capital Income Fund's assets subject to options written may not exceed 25% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Capital Income Fund will not exceed 5% of its total assets.

Closing purchase transactions on previously written options may be entered into by the Funds to realize a profit and/or to permit the Funds to write another option on the underlying security. A Fund might write another option on the underlying security in order to provide for a different exercise price or expiration date. A profit or loss will be realized when an option is closed to the extent the cost of the closing transaction is less or more, respectively, than the premium received for writing the option.

When an option written by a Fund is exercised, the Fund will receive the exercise price for the security as provided for in the option, but it loses the opportunity to receive the price which it could have obtained for the security in the open market, which will likely be higher than the exercise price of the option.

Put options purchased by a Fund give it the right to sell the security underlying the option at the price set forth in the option at any time prior to the expiration of the option. A Fund may sell a put option prior to the time the securities underlying the option are actually sold, which will result in a gain or loss to the Fund depending on whether the amount received from the sale is more or less than the premium and other transaction costs associated with the option.

SPECIAL RISKS ASSOCIATED WITH OPTIONS. The Funds will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit a Fund to close out its option positions. There are no assurances that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If a Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.

Furthermore, a Fund's ability to engage in transactions in options may be limited by IRS requirements that a Fund receive less than 30% of its gross income from certain securities, including options and futures contracts, held by the Fund for less than three months. Bank of America does not believe that transactions in options will significantly affect a Fund's ability to meet IRS requirements.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.

For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Asset Allocation Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options). The Capital Income Fund may enter into financial futures contracts (as well as purchase or sell related options). The Funds may enter into transactions in futures and related options in order to hedge against anticipated fluctuations or changes resulting from relevant market conditions in the values of the securities held by the particular Fund or that the Fund intends to purchase or sell, and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the particular Fund. Neither Fund may purchase or sell a futures contract or a related option unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of a Fund's total assets (after taking into account certain technical adjustments). For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

REPURCHASE AGREEMENTS. The Funds may buy securities subject to the seller's agreement to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). These transactions are known as repurchase agreements. Under these agreements, the Asset Allocation Fund will acquire securities from either a bank (which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent from another NRSRO) or a registered broker-dealer. The Capital Income Fund will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Company's Board of Directors. The Capital Income Fund intends that such agreements will not have maturities longer than 60 days.

Repurchase agreements maturing in more than seven days are considered illiquid investments and investment in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of a Fund. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the particular Fund's custodian or its agent will have physical possession of the securities or the securities will be transferred to such Fund's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, a Fund might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the securities by a Fund may be delayed or denied. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, the Funds will sell portfolio securities to either a bank (which, with respect to the Asset Allocation Fund, has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's) or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The Capital Income Fund will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

SECURITIES LENDING. In order to earn additional income, each Fund may lend its portfolio securities to entities (broker-dealers, for the Asset Allocation Fund, and financial institutions, such as banks and brokers, for the Capital Income
Fund) that Bank of America considers to be of good standing. With respect to the Asset Allocation Fund, borrowers of portfolio securities may not be affiliated directly or indirectly with the Company. If the broker-dealer should become bankrupt, however, a Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Asset Allocation Fund and the Capital Income Fund exceeds 10% and 30% of their respective total assets. Securities loans will be fully collateralized.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Additionally, the Capital Income Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Fund will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment transactions. These transactions are not to exceed 25% of the value of each Fund's total assets absent unusual market conditions, and will not be entered into for speculative purposes, but only in furtherance of each Fund's investment objective.

ILLIQUID SECURITIES. The Asset Allocation Fund and Capital Income Fund will not invest more than 10% of the value of their respective total assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable.

PORTFOLIO TRANSACTIONS. Investment decisions for the Funds are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of shares of the Funds by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the particular Fund are not less favorable than what they would be with any other unaffiliated qualified firm.

PORTFOLIO TURNOVER. The Asset Allocation Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios, and the Capital Income Fund's investment practices may result in portfolio turnover that is substantially greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Portfolio turnover will not be a limiting factor in making investment decisions for the Funds. For further information concerning portfolio turnover, see the Financial Highlights and Statement of Additional Information.

================================================================================
                               SHAREHOLDER GUIDE
    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST
                             OFTEN-ASKED QUESTIONS
    REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S
                                   DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUNDS?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.

---------------------------------------------------------
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                    INITIAL     SUBSEQUENT
                                    INVESTMENT  INVESTMENT
                                    -------    -------------
  Regular Account                   $   500*        $50
  Automatic Investment Plan         $    50         $50
  IRAs, SEP-IRAs (one participant)  $   500     No minimum
  Spousal IRAs**                    $   250     No minimum
  SEP-IRAs (more than one
    participant)                    $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.
    The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Funds issue two classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code and (f) certain other retirement plans. The two classes of shares in each Fund represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except as discussed below. A Shares bear the expenses of a Shareholder Services Plan. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The two classes also have different exchange privileges, as described below. The net income attributable to A and K Shares and the dividends payable on A and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on

A Shares. Each class calculates its net asset value ("NAV") as follows:

                     (Value of Assets Attributable to the Class) -
                        (Liabilities Attributable to the Class)
        --------------------------------------------------------------
NAV =
                       Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by a Fund pursuant to procedures adopted by the Asset Allocation Fund's and the Capital Income Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information call (800) 346-2087.

The per share net asset values of A and K Shares will diverge due to the different distribution and other expenses borne by the classes.

  A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of Funds begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:

           ---------------------------------------------------------

                                                DEALER'S
                                               REALLOWANCE
                       AS A % OF   AS A % OF    AS A % OF
       AMOUNT OF        OFFERING   NET ASSET    OFFERING
      TRANSACTION        PRICE       VALUE       PRICE*
  -------------------- ----------  ----------  -----------
  Less than $100,000      4.50        4.71         4.00
  $100,000 but less
    than $250,000         3.75        3.90         3.35
  $250,000 but less
    than $500,000         2.50        2.56         2.20
  $500,000 but less
    than $750,000         2.00        2.04         1.75
  $750,000 but less
    than $1,000,000       1.00        1.01         0.90
  $1,000,000 or more      0.00        0.00         0.00

 * Dealer's reallowance may be changed periodically.

From time to time, the Funds' distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

  WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who is a shareholder of the SRF shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Investment Services, Inc. and FundAdvisor(TM) or FundManager(TM) from Bank of America;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Bank of America's Northwest Division or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of a Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing shares of a Fund, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' distributor pertaining to the sale of a Fund's shares of a Fund (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only, a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Funds may be purchased without a front-end sales load pursuant to the Program.)

  RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' distributor) must notify the Funds' transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Funds, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of a Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A OR K SHARES?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A shares also bear the expenses of a shareholder service plan.

Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

--------------------------------------------------------------------------------
                                 TO BUY SHARES
================================================================================

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
(ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUNDS' TRANSFER AGENT)
                                       Contact them directly           Contact them directly
                                       for instructions.               for instructions.
----
THROUGH THE DISTRIBUTOR
(IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
                                       Complete an Account             Mail all subsequent
                                       Application and mail it with    investments to:
                                       a check (payable to the
                                       appropriate Fund) to the        Pacific Horizon Funds, Inc.
                                       address on the Account          P.O. Box 182090
                                       Application.                    Columbus, Ohio 43218-2090
                                       The Company will not accept
                                       third party checks for
                                       investment.
----
    IN PERSON
    BISYS Fund Services, Inc.          Deliver an Account              Deliver your payment directly
    3435 Stelzer Road                  Application and your payment    to the address on the left.
    Columbus, OH 43219-3035            directly to the address on
                                       the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
                                       Initial purchases of shares     Contact the Fund's transfer
                                       into a new account may not be   agent at 800-346-2087 for
                                       made by wire.                   complete wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of shares of a particular
                                                                       Fund in your name.
                                                                       Be sure to include your name
                                                                       and your Fund account number.
                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO BUY SHARES
 -------------------------------------------------------------------------------

                                           OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                    TeleTrade Privileges may not be    Purchases may be made in the
    (a service permitting           used to make an initial            minimum amount of $500 and
    transfers                       purchase.                          the maximum amount of $50,000
    of money from your                                                 per transaction as soon as
    checking, NOW or bank                                              appropriate information
    money market account)                                              regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.
----
                         You should refer to the "Shareholder Services" section
                  for additional important information about the TeleTrade Privilege.
                 YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                             AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
           PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
----

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m.

Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A or K Shares. Certificates for shares will no longer be issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by a Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

--------------------------------------------------------------------------------
                                 TO SELL SHARES
 ===============================================================================
--------------------------------------------------------------------------------

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                    Contact them directly for instructions.
   ------------------------------
   THROUGH THE DISTRIBUTOR
   (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Asset Allocation Fund or         joint owner, must sign) to the Transfer Agent.
   Capital Income Fund              If you hold stock certificates for the shares being
   c/o Pacific Horizon Funds,       redeemed, make sure to endorse them for transfer, have your
   Inc.                             signature on them guaranteed by your bank or another
   P.O. Box 182090                  guarantor institution (as described in the section entitled
   Columbus, Ohio 43218-2090        "What Kind Of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.
   ------------------------------
   IN PERSON
   BISYS Fund Services, Inc.        Deliver your signed, written request (each owner, including
   3435 Stelzer Road                each joint owner, must sign) and any certificates (endorsed
   Columbus, OH 43219-3035          for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.

   ------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

   OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Funds impose no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

The Funds impose no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A or K Shares. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of a Fund, in shares of the same class of the Fund out of which you redeemed, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

================================================================================
                       DIVIDEND AND DISTRIBUTION POLICIES

Dividends from a Fund's net income is declared and paid as a dividend on a quarterly basis and net realized capital gains (if any) are distributed at least annually. Dividends are paid within five business days after the quarter end.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at

P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

================================================================================
                              SHAREHOLDER SERVICES
    PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE MANAGING
                       YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

Your investments grow tax deferred until withdrawal at retirement and in many cases the initial investment is tax deductible.

For details, contact the Funds' distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares and K Shares may be exchanged for other K Shares. No additional sales load will be incurred when exchanging A Shares purchased with a sales load for A Shares of another load fund of the Company or Time Horizon Funds.

An investment in a Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Funds' distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled

"What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Funds' distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic

Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of each Fund's sales load.

CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF

$50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

================================================================================
                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolios. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In its advisory agreements with the Company (collectively, the "Advisory Agreements"), Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Funds' securities. The Advisory Agreements also provide that Bank of America may, in its discretion, provide advisory services to the Funds through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided that Bank of America remains fully responsible to the Funds for the acts and omissions of the sub-adviser.

The Asset Allocation Committee of Bank of America's Global Investment Management Division establishes general parameters for the selection of securities for the Asset Allocation Fund. Robert Pyles, Senior Vice President and Director of Equity, and Steven L. Vielhaber are primarily responsible for the selection of particular securities for the equity and fixed-income portions, respectively, of the Asset Allocation Fund. Mr. Pyles has been the Asset Allocation Fund's manager since November 1994 and has been associated with Bank of America's Northwest Division and its predecessor since 1976. Mr. Pyles also manages mutual Fund managers for the Pacific Horizon Capital Income Fund and currently manages various common trust, employee benefit and individual accounts for Bank of America. Mr. Vielhaber has been the

Asset Allocation Fund's manager since April 1994 and has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisers since 1990, and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.

Ed Cassens, Vice President and Senior Portfolio Manager of BofA Capital Management, Inc. is primarily responsible for the day-to-day investment activities of the Capital Income Fund. Mr. Cassens has been the Capital Income Fund's manager since November 1994 and has been associated with Bank of America's Northwest Division and its predecessor since 1966. Mr. Cassens currently manages Bank of America's EBT Convertible Securities Trust and Convertible Securities Common Trust Fund and has managed the Seafirst Equity Income Common Trust Fund since 1987.

For the services provided and expenses assumed under the Advisory Agreements, Bank of America is entitled to receive a fee at the annual rate of 0.40% and 0.45% of the Asset Allocation Fund's and Capital Income Fund's respective average daily net assets. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Asset Allocation Master Portfolio (an investment portfolio of Master Investment Trust, Series I ("Master Trust") having the same investment objective as the Asset Allocation Fund) in which the Asset Allocation Fund invested its assets. On that date, the Asset Allocation Fund withdrew its investment in the Asset Allocation Master Portfolio and began investing directly in portfolio securities pursuant to a new investment advisory agreement between the Company and Bank of America which superseded the existing advisory agreement between the Master Trust and Bank of America with respect to the Asset Allocation Master Portfolio. During the fiscal year ended February 28, 1997, the Asset Allocation Master Portfolio paid Bank of America advisory fees at an effective annual rate of 0.16% of the Asset Allocation Master Portfolio's average daily net assets, and Bank of America waived a portion of its fee at an effective annual rate of 0.39% of the Asset Allocation Master Portfolio's average daily net assets. For the same period, the Capital Income Fund paid Bank of America advisory fees at an effective annual rate of 0.45% of the Capital Income Fund's average daily net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan as described under "Plan Payments" below, and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Funds . Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly-owned subsidiary of BISYS served as administrator.

Under its administration agreements with the Company, BISYS has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds; calculate the net asset value of the Funds; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds.

For its services as administrator, BISYS is entitled to receive an administration fee from the Asset Allocation Fund at the annual rate of 0.15% of such Fund's average daily net assets, and an administration fee from the Capital Income Fund at the annual rate of .20% of such Fund's average daily net assets. These amounts may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers.") Prior to June 23, 1997, Concord or BISYS was entitled to receive an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets. For the fiscal year ended February 28, 1997, the Asset Allocation Master Portfolio and the Capital Income Fund paid Concord and BISYS administration fees at an effective annual rate of 0.01% and 0.20% of the Asset Allocation Master Portfolio's and the Capital Income Fund's respective average daily net assets, and Concord and BISYS waived a portion of its fee with respect to the Asset Allocation Master Portfolio at an effective annual rate of 0.04% of the Asset Allocation Master Portfolio's average daily net assets. For the same period, Concord and BISYS waived its entire administration fee payable by the Asset Allocation Fund. During the fiscal year ended February 28, 1997, Concord and/or BISYS also reimbursed a portion of the operating expenses with respect to the Asset Allocation Fund.

Pursuant to the authority granted in its administration agreements, BISYS or a sub-contractor has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC (with respect to the Asset Allocation Fund) and The Bank of New York ("BONY") (with respect to the Capital Income Fund) provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds. The Asset Allocation Fund bears all fees and expenses charged by PFPC, and the Capital Income Fund bears all fees and expenses charged by BONY.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Asset Allocation Fund. The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Custodian of the Capital Income Fund. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent for each of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

================================================================================
                                TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT
    OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR
                CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE
                      OR EXCHANGE OF SHARES IN THE FUNDS.

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends that it will so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

Distributions (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gains over net long-term capital loss are taxable to you as ordinary income. The dividends received deduction allowed to corporations will apply to such dividends to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

Any distribution you receive comprised of the excess of net long-term capital gains over net short-term capital losses ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A distribution paid to you by a Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares, subject to this same limitation.

STATE AND LOCAL TAXES

A portion of the dividends that you receive may be derived from investments in U.S. Government obligations. These dividends may not be entitled to the same exemptions from state and local income taxes that would have been available if you had purchased U.S. Government obligations directly. Because state and local taxes may be different than the federal taxes described above, you should consult your tax adviser regarding these taxes.

================================================================================
                             MEASURING PERFORMANCE
 EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN,
  AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND
                  IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of a Fund over a specified 30-day period.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares, and include the maximum front-end sales charge for A Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30-day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30-day or one month measuring period will be identified along with any yield quotation to which it relates.

Each Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. A Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

================================================================================
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class F Common Stock, 100 million shares of Class F -- Special Series 3 Common Stock and 100 million shares of Class F -- Special Series 5 Common Stock, representing interests in the Capital Income Fund; 100 million shares of Class O Common Stock, 100 million shares of Class O -- Special Series 3 Common Stock, 100 million shares of Class O -- Special Series 5 Common Stock and 100 million shares of Class O -- Special Series 7 Common Stock, representing interests in the Asset Allocation Fund and additional classes of shares representing interests in other investment portfolios of the Company. Class F and Class O Common Stock are the "A" Shares, Class F -- Special Series 3 Common Stock and Class O -- Special Series 3 Common Stock are the "M" Shares; Class F -- Special Series 5 Common Stock and Class O -- Special Series 5 Common Stock are the "K" Shares; and Class O -- Special Series 7 Common Stock are the "SRF" Share. As of the date of this prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class O Common Stock, Class O -- Special Series 3 Common Stock, Class O -- Special Series 5 Common Stock, Class O -- Special Series 7 Common Stock, Class F Common Stock, Class F -- Special Series 3 Common Stock or Class F -- Special Series 5 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' A and K Shares. For more information about the Asset Allocation Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See

"Shareholder Guide--What Alternative Sales Arrangements are Available?" for a description of eligible purchasers of K Shares.

A Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A Shares and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three classes of shares in the Asset Allocation Fund and the two classes of shares in the Capital Income Fund which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. SRF, A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares; only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares; and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

================================================================================
                                 PLAN PAYMENTS
 THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES
                                     AND A
  DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN FOR K
                                    SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of a Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of a Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1997, the Asset Allocation Fund made payments under the Plan at an effective annual rate of 0.25% of the A Shares' average daily net assets. For the same period, the Capital Income Fund made payments under the Plan at an effective annual rate of 0.25% of the A Shares' average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, each Fund pays the Distributor for distribution expenses primarily intended to result in the sale of such Fund's

K Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's K Shares; payments to Service Organizations for assistance in connection with the distribution of K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing K shareholders of the Funds) and in implementing and operating the Distribution Plan.

Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares, such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Fund necessary for accounting or sub-accounting and providing statements periodically to clients showing their position in K Shares.

Under the Distribution Plan, payments by a Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of a Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the period ended February 28, 1997, the Asset Allocation Fund made payments under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.75% of the average daily net assets of the Asset Allocation Fund's K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.25% the average daily net assets of the Asset Allocation Fund's K Shares. For the same period, the Capital Income Fund made payments under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate 0.75% of the average daily net asset value of the Capital Income Fund's K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.25% of the average daily net assets of the Capital Income Fund's K Shares.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

================================================================================
                                   APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to
B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA" -- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA" -- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A" -- deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -- regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

GRI-0013


----------------------------
PACIFIC HORIZON MUTUAL FUNDS
----------------------------


                             ASSET ALLOCATION FUND
                              CAPITAL INCOME FUND

                                   PROSPECTUS

                                  June 24, 1997


                                NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                           Class A and K Shares of the
                    Blue Chip Fund and Aggressive Growth Fund




Form N-1A Item                                  Prospectus Caption
--------------                                  ------------------

Part A
------

1.   Cover Page.............................    Cover Page

2.   Synopsis...............................    Expense Summary

3.   Condensed Financial Information........    Financial Highlights;
                                                Measuring Performance

4.   General Description of Registrant......    Description of Shares; Cover
                                                Page; Fund Investments; Types
                                                of Investments; Fundamental
                                                Limitations; Other Investment
                                                Practices and Considerations

5.   Management of the Fund.................    The Business of the Funds

5.A. Management's Discussion of
       Fund Performance.....................    *

6.   Capital Stock and Other
       Securities...........................    Description of Shares;
                                                Dividend and Distribution
                                                Policies; Tax Information

7.   Purchase of Securities Being
      Offered...............................    How to Buy Shares; Shareholder
                                                Services; The Business of the
                                                Funds; Plan Payments;
                                                Measuring Performance

8.   Redemption or Repurchase...............    How to Sell Shares;
                                                Shareholder Services; Plan
                                                Payments

9.   Pending Legal Proceedings..............    *


_________________

*  Item inapplicable or answer negative.

PROSPECTUS
JUNE 24, 1997

                                  PACIFIC HORIZON BLUE CHIP FUND
                              PACIFIC HORIZON AGGRESSIVE GROWTH FUND
                             Investment Portfolios Offered by Pacific
                                       Horizon Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON BLUE CHIP FUND (the "Blue Chip Fund") is a diversified mutual fund whose investment objective is long-term capital appreciation through investments in blue chip stocks.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE BLUE CHIP FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A FUND OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "MASTER PORTFOLIO" AND, TOGETHER WITH THE AGGRESSIVE GROWTH FUND, THE "PORTFOLIOS") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE BLUE CHIP FUND. THE BLUE CHIP FUND WILL PURCHASE SHARES OF THE MASTER PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE BLUE CHIP FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE MASTER PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "OTHER INVESTMENT PRACTICES AND CONSIDERATIONS -- MASTER-FEEDER STRUCTURE" ON PAGE 17 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

The PACIFIC HORIZON AGGRESSIVE GROWTH FUND (the "Aggressive Growth Fund" and, collectively with the Blue Chip Fund, the "Funds") is a diversified mutual fund whose investment objective is to maximize capital appreciation. In seeking its investment objective, the Aggressive Growth Fund invests primarily in common stocks and securities convertible into common stocks. Income received is incidental to the Aggressive Growth Fund's objective of capital appreciation.

This Prospectus describes two classes of shares. A Shares are sold with a front-end sales charge. K Shares are not subject to either a front-end sales charge or a contingent deferred sales charge.

The Funds are offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Portfolios' investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and the Fund's official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Funds or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                     2
      FINANCIAL HIGHLIGHTS                5
      FUND INVESTMENTS                   10    INVESTMENT OBJECTIVES
                                         10    TYPES OF INVESTMENTS
                                         11    FUNDAMENTAL LIMITATIONS
                                         12    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS
      SHAREHOLDER GUIDE                  19    HOW TO BUY SHARES
                                         19    What Is My Minimum Investment In The Funds?
                                         19    What Alternative Sales Arrangements Are Available?
                                         19    How Are Shares Priced?
                                         22    How Do I Decide Whether To Buy A Or K Shares?
                                         24    How Can I Buy Shares?
                                         25    What Price Will I Receive When I Buy Shares?
                                         26    What Else Should I Know To Make A Purchase?
                                         26    HOW TO SELL SHARES
                                         26    How Do I Redeem My Shares?
                                         28    What NAV Will I Receive For Shares I Want To Sell?
                                         28    What Kind Of Paperwork Is Involved In Selling Shares?
                                         28    How Quickly Can I Receive My Redemption Proceeds?
                                         29    Do I Have Any Reinstatement Privileges After I Have
                                                 Redeemed Shares?
      DIVIDEND AND DISTRIBUTION
        POLICIES                         29
      SHAREHOLDER SERVICES               30    CAN I USE THE FUNDS IN MY RETIREMENT PLAN?
                                         30    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                               ANOTHER?
                                         31    WHAT IS TELETRADE?
                                         31    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A
                                               REGULAR BASIS?
                                         32    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT
                                               IT?
                                         32    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                         32    CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER
                                               FUNDS?
                                         32    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

      THE BUSINESS OF THE FUNDS          33    FUND MANAGEMENT
                                         33    Service Providers
      TAX INFORMATION                    36
      MEASURING PERFORMANCE              37
      DESCRIPTION OF SHARES              38
      PLAN PAYMENTS                      40
       DISTRIBUTOR:                             INVESTMENT ADVISER:
       Concord Financial Group, Inc.            Bank of America National Trust and Savings Association
       3435 Stelzer Road                        555 California Street
       Columbus, OH 43219-3035                  San Francisco, CA 94104

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. The Funds offer two classes of shares. A Shares are offered at net asset value plus a front-end sales charge (see page 20 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge, but are subject to distribution, administrative servicing and shareholder servicing fees.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds and payments by the Master Portfolio which are allocable to the Blue Chip Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, distribution (in the case of K Shares only), shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Funds for A and K Shares, the operating expenses of the A and K Shares of the Blue Chip Fund (including the operating expenses of the Master Portfolio which are allocable to the Blue Chip Fund) expected to be incurred during the current fiscal year, and the operating expenses incurred by the A and K Shares of the Aggressive Growth Fund during their last fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

BLUE CHIP FUND
           ---------------------------------------------------------

                               A SHARES             K SHARES
                               --------             --------
  SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed
   on Purchases
   (as a percentage of
   offering price)               4.50%               None
  Maximum Sales Load Imposed
   on Reinvested Dividends       None                None
  Maximum Contingent Deferred
   Sales Load (as a percentage
   of original purchase price
   or redemption proceeds,
   whichever is lower)           None                None
  Redemption Fees                None                None
  Exchange Fee                   None                None
  ANNUAL FUND OPERATING
  EXPENSES
   (as a percentage of average
     net assets)
  Management Fees                0.70%               0.70%
  12b-1 Fees (or in the case
   of certain Class K Shares,
  Administrative Service Fees)
   (After Fee Waivers)*             0%               0.50%
  Shareholder Services Fee*      0.25%               0.25%
  Other Expenses                 0.23%               0.23%
                               -------              -------
  Total Operating Expenses
    (After Fee Waivers) +        1.18%               1.68%
                               =======              =======

                                     -------------------------------------------

+ Absent fee waivers, Total Operating Expenses for the Blue Chip Fund's K Shares would be 1.93% of average net assets (annualized).

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Blue Chip Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Blue Chip Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)........................       $ 56              $81              $ 107              $182
     K Shares...........................       $ 17              $53              $  91              $199

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH FUND
           ---------------------------------------------------------

                              A SHARES              K SHARES
                              --------              --------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed
   on Purchases (as a
   percentage of offering
   price)                       4.50%                 None
  Maximum Sales Load Imposed
   on Reinvested Dividends      None                  None
  Maximum Contingent Deferred
   Sales Load (as a
   percentage of original
   purchase price or
   redemption proceeds,
   whichever is lower)          None                  None
  Redemption Fees               None                  None
  Exchange Fee                  None                  None
  ANNUAL FUND OPERATING EXPENSES
   (as a percentage of
     average net assets)
  Management Fees               0.90%                 0.90%
  12b-1 Fees (or in the case
   of certain Class K Shares,
  Administrative Service
   Fees) (After Fee Waivers)*      0%                 0.50%
  Shareholder Services Fee*     0.25%                 0.25%
  Other Expenses                0.27%                 0.27%
                              -------               -------
  Total Operating Expenses
   (After Fee Waivers)+         1.42%                 1.92%
                              =======               =======

                                      ------------------------------------------

+ Absent fee waivers, Total Operating Expenses for the Fund's K Shares would be
  2.17% of average net assets (annualized).

* Absent fee waivers, 12b-1 fees or administrative services fees would be 0.75% of the average net assets (annualized) of the Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed the annual rate of 1.00% of the average net assets of the Fund's K Shares. However, it is expected that during the current fiscal year, such fees will not exceed 0.75% of the average net assets of the Fund's K Shares. Because of the Rule 12b-1, administrative and/or shareholder services fees paid by the Aggressive Growth Fund as shown in the above table, long-term K shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulations, Inc. For a further description of shareholder transaction expenses and the Aggressive Growth Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments" below.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated.

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 59              $88              $ 119              $208
     K Shares                                  $ 19              $60              $ 104              $224

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
--------------------------------------------------------------------------------

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.50% and 0.60% of the Master Portfolio's and the Aggressive Growth Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.15% and 0.05% of the Blue Chip Fund's and the Master Portfolio's respective average daily net assets and 0.30% of the Aggressive Growth Fund's average daily net assets.

The Board of Directors of the Company believes that the aggregate per share expenses of the Blue Chip Fund and the Master Portfolio in which the Blue Chip Fund's assets are invested will be less than or approximately equal to the expenses which the Blue Chip Fund would incur if the Company retained the services of an investment adviser for the Blue Chip Fund and the assets of the Blue Chip Fund were invested directly in the type of securities held by the Master Portfolio. Further, the Directors believe that the shareholders of the Blue Chip Fund may participate in the ownership of a larger portfolio of securities than could be achieved directly by the Blue Chip Fund. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Master Portfolio will be realized.

The alternative sales arrangements permit you to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should determine whether under your particular circumstances it is more advantageous to incur a front-end sales charge, with respect to A Shares and thereafter be subject to annual fees under a Shareholder Services Plan; or incur neither a front-end sales charge or a contingent deferred sales charge, but incur fees under a Distribution Plan and/or an Administrative and Shareholder Services Plan with respect to K shares. See the section entitled "How Do I Decide Whether to Buy A or K Shares?" on page 22.

================================================================================
                              FINANCIAL HIGHLIGHTS
The tables below show certain information concerning the investment results for the Funds for the years and periods indicated. On July 22, 1996 the Blue Chip Fund and the Aggressive Growth Fund initially funded K shares. The information for each of the: 1) three fiscal years in the three year period ended February 28, 1997 and the period ended February 28, 1994 with respect to A Shares of the Blue Chip Fund and the period ended February 28, 1997 with respect to K Shares of the Blue Chip Fund, and 2) five fiscal years in the five year period ended February 28, 1997 with respect to A Shares of the Aggressive Growth Fund and the period ended February 28, 1997 with respect to K Shares of the Aggressive Growth Fund has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Funds free of charge by calling 800-332-3863.

                                 BLUE CHIP FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                                                 JANUARY 13,
                                                                                                     1994
                                                    FOR THE        FOR THE        FOR THE      (INCEPTION DATE)
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
                                                  FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,     FEBRUARY 28,
                                                    1997(A)          1996           1995             1994
                                                  ------------   ------------   ------------   ----------------
Net asset value per share, beginning of period      $  20.53       $  15.81        $14.97           $15.00
                                                    --------        -------       -------          -------
Income from Investment Operations:
  Net investment income                                 0.23           0.26          0.31             0.02
  Net realized and unrealized gains (losses) on
     investment transactions                            5.21           4.96          0.80            (0.05)
                                                    --------        -------       -------          -------
  Total income (loss) from investment operations        5.44           5.22          1.11            (0.03)
                                                    --------        -------       -------          -------
Less Dividends and Distributions:
     Dividends to shareholders from net
       investment income                               (0.22)         (0.28)        (0.27)              --
                                                    --------        -------       -------          -------
     Distributions to shareholders from net
       realized gains on investment transactions       (0.53)         (0.22)           --               --
                                                    --------        -------       -------          -------
     Total dividends and distributions                 (0.75)         (0.50)        (0.27)              --
                                                    --------        -------       -------          -------
Net change in net asset value per share                 4.69           4.72          0.84            (0.03)
                                                    --------        -------       -------          -------
Net asset value per share, end of period            $  25.22       $  20.53        $15.81           $14.97
                                                    ========        =======       =======          =======
Total Return*                                          27.01%         33.39%         7.60%           (0.20)%
Ratios/Supplemental Data:
     Net assets, end of period (000)                $152,748       $ 66,933        $6,002           $1,180
     Ratio of expenses to average net assets**          1.28%          0.83%         0.00%            0.00%+
     Ratio of net investment income to average
       net assets**                                     0.99%          1.63%         2.46%            2.92%+

---------------

   * The total returns listed are not annualized for the period ended February 28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.
  ** Reflects the Blue Chip Fund's proportionate share of the Master Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and fee waivers and expense reimbursements of the Blue Chip Fund. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.43%, 1.45%, 6.32% and 55.00% (annualized)
     for the periods ended February 28, 1997, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.
   + Annualized.
 (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

                                 BLUE CHIP FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                                                                   JULY 22, 1996
                                                                                 (INCEPTION DATE)
                                                                             THROUGH FEBRUARY 28, 1997
                                                                             -------------------------
Net asset value per share, beginning of period                                        $ 20.38
                                                                                     --------
Income from Investment Operations:
  Net investment income                                                                  0.07
  Net realized and unrealized gains on investment transactions                           5.35
                                                                                     --------
  Total income from investment operations                                                5.42
                                                                                     --------
Less Dividends and Distributions:
     Dividends to shareholders from net investment income                               (0.07)
                                                                                     --------
     Distributions to shareholders from net realized gains on investment
      transactions                                                                      (0.53)
                                                                                     --------
     Total dividends and distributions                                                  (0.60)
                                                                                     --------
Net change in net asset value per share                                                  4.82
                                                                                     --------
Net asset value per share, end of period                                              $ 25.20
                                                                             ====================
Total Return                                                                            26.96%++
Ratios/Supplemental Data:
     Net assets, end of period (000)                                                  $ 1,454
     Ratio of expenses to average net assets                                             1.92%+
     Ratio of net investment income to average net assets                                0.45%+

---------------

 + Annualized. Reflects the Blue Chip Fund's proportionate share of the Master
   Portfolio's expenses, the Master Portfolio's fee waivers and expense reimbursements and fee waivers and expense reimbursements of the Blue Chip Fund. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.20% (annualized) for the period ended February 28, 1997.

++ Not Annualized.

                             AGGRESSIVE GROWTH FUND

Selected data for an A Share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                   --------------------------------------------------------------------------------------------------------------
                   FEB. 28,  FEB. 29,  FEB. 28,   FEB. 28,   FEB. 29,    FEB. 29,    FEB. 28,    FEB. 28,    FEB. 29,    FEB. 29,
                   1997(A)     1996      1995       1994      1993+       1992        1991        1990         1989        1988
                   --------  --------  --------   --------   --------    --------    --------    --------    --------    --------
Net asset
 value per
 share,
beginning
 of period        $  23.49  $  20.61  $  25.70   $  24.68   $  27.93    $  22.51    $  17.17    $  14.49    $  13.41    $  17.67
                  --------  --------  --------   --------   --------    --------    --------    --------    --------    --------
Income from
 Investment
 Operations:
 Net investment
  income (loss)      (0.25)    (0.27)    (0.22)     (0.37)     (0.26)      (0.15)      (0.17)      (0.17)      (0.06)       0.08
 Net realized
  and unrealized
  gains (losses)
  on investment
  transactions        2.26      8.35     (0.95)      3.02      (2.26)       9.21        6.33        2.85        1.14       (3.37)
                  --------  --------  --------   --------   --------    --------    --------    --------    --------    --------
Total income
 (loss) from
 investment
 operations           2.01      8.08     (1.17)      2.65       (2.52)      9.06        6.16        2.68         1.08      (3.29)
                  --------  --------  --------   --------    --------   --------    --------    --------     --------   --------
Less Dividends
 and Distributions:
Dividends to
  shareholders from
  net investment
  income                --        --        --         --          --         --          --          --           --      (0.10)
 Distributions to
  shareholders
  from net realized
  gains on
  investment
  transactions       (5.90)    (5.20)    (3.92)     (1.63)      (0.73)     (3.64)      (0.82)         --           --      (0.87)
                  --------  --------  --------   --------    --------   --------    --------    --------     --------   --------
Net change
 in net asset
 value per
 share               (3.89)     2.88     (5.09)      1.02       (3.25)      5.42        5.34        2.68         1.08      (4.26)
                  --------  --------  --------   --------    --------   --------    --------    --------     --------    --------
Net asset
 value per
 share, end of
 period           $  19.60  $  23.49  $  20.61   $  25.70    $  24.68   $  27.93    $  22.51    $  17.17     $  14.49    $  13.41
                  ========  ========  ========   ========    ========   ========    ========    ========     ========    ========

Total Return*         9.13%    40.88%    (3.59)%    10.54%      (8.76)%    41.11%      37.01%      18.50%        8.05%P   (18.42)%P
Ratios/Supple-
 mental Data:
 Net assets,
  end of
  period
  (000)           $202,907  $180,347  $131,879   $158,091    $159,517   $178,228    $107,421    $ 85,637     $ 91,487   $134,000
 Ratio of
 expenses to
  average net
  assets              1.42%++   1.51%++   1.46%      1.52%       1.49%++    1.44%++     1.55%++     1.51%++      1.28%++    1.21%++
 Ratio of net
  investment income
  (loss) to
  average
  net assets         (1.26)%    1.35%     1.04%      1.20%       1.15%++     1.14%++     0.85%++    0.82%++     (0.30)%++   0.55%++
Portfolio
 turnover rate          99%       93%       92%        43%         43%         73%        155%       175%          276%      384%
 Average
 commission
  rate paid(b)    $ 0.0312        --        --         --          --          --          --         --            --        --

---------------

   + Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
  ++ Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income (loss) to average net assets by 0.02%, 0.03%, 0.09%, 0.01%, 0.26% and 0.12%, for the years ended February 28, 1997 and
     February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian and expenses. If such credits had not occurred, the ratio of expenses to average net assets (without fee waivers and/or expense reimbursements) would have been 1.64%, respectively. The ratio of net investment income was not affected by such credits.
   P Unaudited.
   * The total return figures presented do not include the effect of the maximum 4.50% sales charge on A Shares.
 (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
 (b) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for prior periods.

                             AGGRESSIVE GROWTH FUND

Selected data for a K Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                                    JULY 22, 1996
                                                                                  (INCEPTION DATE)
                                                                              THROUGH FEBRUARY 28, 1997
                                                                              -------------------------
Net asset value per share, beginning of period                                         $ 24.20
                                                                                   -----------
Income from Investment Operations:
  Net investment (loss)                                                                  (0.06)
  Net realized and unrealized gains on investment transactions                            1.29
                                                                                   -----------
  Total income from investment operations                                                 1.23
                                                                                   -----------
Less Dividends and Distributions:
     Distributions to shareholders from net realized gains on investment
      transactions                                                                       (5.90)
                                                                                   -----------
Net change in net asset value                                                            (4.67)
                                                                                   -----------
Net asset value per share, end of period                                               $ 19.53
                                                                              ====================
Total Return                                                                              5.65%+
Ratios/Supplemental Data:
     Net assets, end of period (000)                                                   $   340
     Ratio of expenses to average net assets*                                             1.95%++
     Ratio of net investment income to average net assets*                               (1.78)%++
     Portfolio Turnover Rate                                                                99%
Average commission rate paid(a)                                                        $0.0312

---------------

   + Not Annualized.
  ++ Annualized.
   * Includes fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of decreasing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.27% and 0.25%, respectively, for the period ended
     February 28, 1997. During the period ended February 28, 1997, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the ratio of expenses to average net assets would have been 2.22%. The ratio of net investment income was not affected by such credits.
 (a) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

================================================================================
                                FUND INVESTMENTS

---------------------------------------------------------

                             INVESTMENT OBJECTIVES

BLUE CHIP FUND

The Blue Chip Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks. The Blue Chip Fund may be appropriate for investors who want the potential for capital appreciation over the long-term. THE BLUE CHIP FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE MASTER PORTFOLIO. THE MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE BLUE CHIP FUND.

AGGRESSIVE GROWTH FUND

The Aggressive Growth Fund seeks to achieve maximum capital appreciation. In seeking its investment objective, the Aggressive Growth Fund invests primarily in common stocks and securities convertible into common stocks of issuers from a variety of industries that it is believed have the potential for above-average growth. Any income received is incidental to capital appreciation. The Aggressive Growth Fund may be appropriate for investors who want long-term asset growth and are willing to accept stock market volatility and who want to participate in a diversified portfolio of companies with strong growth potential.

WHILE EACH PORTFOLIO STRIVES TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
---------------------------------------------------------

TYPES OF INVESTMENTS

SINCE THE INVESTMENT CHARACTERISTICS OF THE BLUE CHIP FUND WILL CORRESPOND TO THOSE OF THE MASTER PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES CURRENTLY EMPLOYED BY THE MASTER PORTFOLIO AND THE AGGRESSIVE GROWTH FUND.

GENERAL INVESTMENTS

MASTER PORTFOLIO. The Master Portfolio is a diversified portfolio which will invest substantially all of its assets in stocks included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index. The Master Portfolio will hold approximately 100 stocks. The Master Portfolio expects that under normal market conditions at least 80% of its total assets will be invested in blue chip stocks and the other 20% may be invested in cash equivalent securities.

Cash equivalents are the following short-term interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Co. ("D&P") and Fitch Investor Services, Inc. ("Fitch").

The Master Portfolio may also make other investments as described more fully below under "Other Investment Practices and Considerations."

AGGRESSIVE GROWTH FUND. The Aggressive Growth Fund is a diversified portfolio comprised mainly of common stocks and securities convertible into common stocks. The Aggressive Growth Fund's holdings will consist primarily of common stocks of domestic companies, most of which will be small-capitalized companies, that Bank of America expects will achieve above-average growth in earnings and price. Small-capitalized companies generally have limited product lines, markets and financial resources, and are dependent upon a limited management group. As a result of the Aggressive Growth Fund's investments, an investment in the Aggressive Growth Fund involves substantial risks (see "Risk Factors" below).

While the Aggressive Growth Fund intends to invest primarily in common stock and securities convertible into such stock, its policy is flexible as to the proportion of its assets that will be invested in common stocks, and the proportion may be changed without shareholder approval. However, as a matter of fundamental policy, not less than 65% of the Aggressive Growth Fund's total assets will be invested in equity securities (except during temporary defensive periods).

During temporary defensive periods, or at other times subject to the limitation above, the Aggressive Growth Fund may hold cash equivalents such as money market instruments, which include short-term bank time deposits, certificates of deposit and bankers' acceptances, commercial paper (which is unsecured promissory notes issued by corporations) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements) and invest in preferred stocks and other fixed-income corporate and U.S. Government bonds with ratings of AA or better by a nationally recognized statistical rating organization (or unrated bonds of comparable quality) that cannot be converted into common stocks.

In addition, up to 20% of the Aggressive Growth Fund's total assets may be invested in securities issued by foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depositary Receipts ("ADRs") or closed-end investment companies. (Investments in closed-end investment companies will not make up more than 10% of the Aggressive Growth Fund's total assets.)

The Aggressive Growth Fund may also purchase put and call options, write covered call options, purchase and sell futures contracts and purchase futures options as described below under "Other Investment Practices."

FUNDAMENTAL LIMITATIONS

The investment objective of the Funds and the Master Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the particular Fund or of the outstanding interests of the Master Portfolio, respectively. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below.

Neither the Blue Chip Fund nor the Master Portfolio may:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons, except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

The Aggressive Growth Fund may not:

1. Make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities to a limited extent.

2. Invest more than 10% of its total assets in instruments that the Board of Directors determines to be illiquid. Investors should note, however, that certain securities that might otherwise be considered illiquid, such as variable amount master demand notes with maturities of nine months or less, as well as securities that are not registered under the federal securities laws but for which the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) has determined a liquid trading market exists, are not subject to this 10% limitation.

3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (with certain exceptions, including the ability to enter into futures contracts and related options).

In addition, except for temporary defensive periods, the Aggressive Growth Fund will invest at least 65% of its total assets in equity securities.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

OPTIONS. The Master Portfolio may purchase put and call options on listed securities and stock indexes so long as the aggregate of the premiums paid for options does not exceed 2% of the net assets of the Master Portfolio (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Master Portfolio's securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. The Master Portfolio may not write put options but may write fully covered call options as long as the Master Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Master Portfolio.

The Aggressive Growth Fund may sell, or "write," covered call options and may buy put and call options on particular securities or various stock indices. In addition, in order to "hedge" against changes in currency exchange rates, the Aggressive Growth Fund may acquire options relating to foreign currencies. Premiums paid for options purchased by the Aggressive Growth Fund will not exceed 5% of its net assets and securities subject to options written by the Aggressive Growth Fund will not exceed 25% of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security to the writer at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the parties to the contract with the right to receive or obligation to make a cash settlement upon exercise of the option by its purchaser.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Portfolio gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, the Portfolio will not be able to sell the underlying security on which a call option has been written until the option expires or is exercised or the Portfolio closes out the option. In addition, except to the extent that a call option written by the Portfolio on a particular index is covered by an option on the same index purchased by the Portfolio, movements in the index may cause the Portfolio to incur a loss. Such loss might be lessened to the extent that the value of the securities held by the Portfolio changed during the time the option was outstanding.

For additional information relating to option trading practices, including particular risks thereof, see the Statement of Additional Information.

FUTURES. The Portfolios may purchase and sell stock index futures contracts (as well as purchase related options) and, as relates to the Aggressive Growth Fund, purchase and sell foreign currency futures contracts (as well as purchase related options). The Portfolios may engage in futures transactions to hedge against changes resulting from market conditions in the values of the securities held by the particular Portfolio or which the Portfolio intends to purchase, or in the case of the Aggressive Growth Fund, to protect against fluctuating currency exchange rates. The Portfolios will only enter into these transactions where they are economically appropriate for the reduction of risks inherent in the ongoing management of the particular Portfolio.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A Portfolio may not purchase or sell a futures contract or purchase related options unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Portfolio's total assets (after taking into account certain technical adjustments).

Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. The loss incurred by a Portfolio in entering into futures contracts and in writing call options on futures contracts is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio.

For a more detailed description of futures contracts and options and the costs and risks related to such instruments, see the Statement of Additional Information.

SHORT-TERM OBLIGATIONS. Subject to the investment policies stated above, the Master Portfolio may invest in short-term obligations such as variable and floating rate instruments, including master demand notes. Although payable on demand by the Master Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, or the equivalent from another nationally recognized statistical rating organization ("NRSRO") (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, or the equivalent by another NRSRO (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

Money market instruments such as short-term bank time deposits, certificates of deposit and bankers' acceptances, commercial paper, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as repurchase agreements and variable and floating rate instruments, may be purchased by the Aggressive Growth Fund as long as such instruments are rated within the two highest rating categories. Unrated instruments may also be purchased if they are of comparable quality. Investments in variable and floating rate instruments that have no active trading market and are not payable upon seven days' notice will be subject to the percentage limitation on illiquid instruments described above. During the current fiscal year, the Aggressive Growth Fund does not expect to invest more than 5% of its total assets at any time in any particular type of money market instrument.

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, a Portfolio may invest in securities issued by other investment companies whose investment objectives are consistent with those of the Portfolio and money market funds advised by Bank of America. No more than 10% of the value of a Portfolio's respective total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company; except that with respect to the investment in a money market mutual fund advised by Bank of America, a Portfolio is permitted to invest the greater of 5% of its net assets or $2.5 million. In addition, the Portfolios may each hold no more than 3% of the outstanding voting stock of any other investment company. The Aggressive Growth Fund may acquire shares of closed-end investment companies, including companies that invest in foreign issuers, subject to the requirements of applicable securities laws. Although these closed-end companies may have policies that differ from the Aggressive Growth Fund's policies, their management and other types of expenses will be similar to those borne by the Aggressive Growth Fund. As a shareholder of another investment company, the Portfolios would bear, along with other shareholders, their pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

REPURCHASE AGREEMENTS. The Portfolios may also enter into repurchase agreements. Under these agreements, the Master Portfolio will acquire securities from either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's (or the equivalent from another nationally recognized statistical ratings organization) or a registered broker-dealer, and the seller agrees to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). The Aggressive Growth Fund may also acquire such securities if rated within the two highest ratings categories. Repurchase agreements are considered to be loans under the Investment Company Act of

1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days are considered illiquid investments and investment in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the total assets of a Portfolio. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Portfolios' custodian or its agent will have physical possession of the securities or the securities will be transferred to the Portfolios' custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, the Portfolios might incur a loss if the value of the securities securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Portfolios may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may enter into reverse repurchase agreements. Under these arrangements, a Portfolio will sell a security held by the Portfolio to either a bank (which has a commercial paper rating of A-2 or better by S&P, Prime-2 or better by Moody's or the equivalent by another NRSRO) or a registered broker-dealer, with an agreement to repurchase the security on an agreed date, price and interest payment. When a Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other liquid high grade debt securities that have a value equal to or greater than the repurchase price (including accrued interest). The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolios relinquish may decline below the price the Portfolios must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the particular Portfolio's outstanding shares.

SECURITIES LENDING. In order to earn additional income, each Portfolio may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the particular Portfolio. If the broker-dealer should become bankrupt, however, a Portfolio could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned exceeds 10% and 30% of the total assets of the Master Portfolio and the Aggressive Growth Fund, respectively. Securities loans will be fully collateralized.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Both Portfolios may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Aggressive Growth Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Portfolios will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued, forward commitment or delayed settlement transactions. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of a Portfolio's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily in order to hedge against anticipated changes in interest rates.

DIVERSIFICATION. In compliance with current Securities and Exchange Commission rules, the Aggressive Growth Fund intends to limit its investments in the securities of any single issuer to no more than 5% of its total assets (measured at the time of purchase), although up to 25% of its total assets may be invested without regard to this limitation.

RISK FACTORS. Although investing in any mutual fund has certain inherent risks, an investment in the Aggressive Growth Fund may have even greater risks than investments in most other types of mutual funds. The Aggressive Growth Fund is not a complete investment program, and it may not be appropriate for an investor if he or she cannot bear financially the loss of at least a significant portion of his or her investment. The Aggressive Growth Fund's net asset value per share is subject to rapid and substantial changes because greater risk is assumed in seeking maximum growth. The securities of the smaller companies which the Aggressive Growth Fund expects to emphasize may be subject to more abrupt or erratic market movements than larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Many of the securities which Bank of America believes would have the greatest growth potential may be considered highly speculative. Additionally, such securities may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Aggressive Growth Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

The Portfolio's investments in foreign securities, whether made directly or indirectly, also involve certain inherent risks, including political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in foreign currency exchange rates and the possibility of adverse changes in investment or exchange control regulations. There is typically less publicly available information about a foreign company than about a U.S. company. Moreover, these companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts. Additionally, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. fixed commissions on foreign stock exchanges are also generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. There is also the possibility that foreign governments could expropriate assets or levy confiscatory taxes, set limitations on the removal of assets or suffer adverse diplomatic developments.

SPECIAL RISKS ASSOCIATED WITH OPTIONS. A Portfolio will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit a Portfolio to close out its option position. There is no assurance that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If a

Portfolio cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.

Furthermore, a Portfolio's ability to engage in transactions in options may be limited by IRS requirements on its gross income from certain securities, including options and futures contracts, held by a Portfolio for less than three months. Bank of America does not believe that transactions in options will significantly affect a Portfolio's ability to comply with IRS requirements.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.

PORTFOLIO TRANSACTIONS. Investment decisions for each Portfolio are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by a Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the particular Portfolio are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. High portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs. The Aggressive Growth Fund's investment practices in particular, which involve an effort to own stocks during periods of accelerating earnings growth and strong relative price momentum, may result in portfolio turnover greater than that of other mutual fund portfolios. Short-term capital gains realized from securities transactions are taxable to shareholders as ordinary income. See "Financial Highlights" for the Aggressive Growth Fund's portfolio turnover rate for the period ended February 28, 1997.

MASTER-FEEDER STRUCTURE. The Blue Chip Fund is an open-end investment portfolio that seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio which has the same investment objective as the Blue Chip Fund. The Blue Chip Fund may withdraw its investment in the Master Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Blue Chip Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Blue Chip Fund in another pooled investment entity having the same investment objective as the Blue Chip Fund or the hiring of an investment adviser to manage the Blue Chip Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio. See "Expense Summary," "Fund Investments" and "Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Blue Chip Fund and the Master Portfolio.

The Master Portfolio is a separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Blue Chip Fund and other entities that may invest in the Master

Portfolio from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of the Master Portfolio. However, the risk of the Blue Chip Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Blue Chip Fund nor its shareholders will be adversely affected by reason of the Blue Chip Fund's investing in the Master Portfolio. As stated above, the investment objective of the Blue Chip Fund and the Master Portfolio is a fundamental policy and may not be changed, in the case of the Blue Chip Fund, without the vote of its shareholders or, in the case of the Master Portfolio, without the vote of its interest holders. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Blue Chip Fund's shareholders). This could result in the Blue Chip Fund's withdrawal of its investment in the Master Portfolio, and in increased costs and expenses for the Blue Chip Fund. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Blue Chip Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in the Master Portfolio will cause the Master Portfolio to terminate automatically in 120 days unless the Blue Chip Fund and any other investors in the Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for the Blue Chip Fund, such as those described above. When the Fund is required to vote as a shareholder of the Master Portfolio, current regulations provide that in those circumstances the Fund may either seek instructions from its security holders with regard to voting of such proxies and vote such proxies in accordance with such instructions, or the Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio. The policy of the Fund, and other similar investment companies, to invest their investable assets in trusts such as the Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of the Blue Chip Fund and which may therefore have different performance results than the Blue Chip Fund. Information concerning whether an investment in the Master Portfolio may be available through another entity investing in the Master Portfolio may be obtained by calling 800-332-3863.

================================================================================
                               SHAREHOLDER GUIDE
    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND
                        REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUNDS?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                    INITIAL   SUBSEQUENT
                                    INVESTMENT INVESTMENT
                                    ------    ----------
  Regular Account                     $500*      $50
  Automatic Investment Plan            $50       $50
  IRAs, SEP-IRAs (one participant)    $500    No minimum
  Spousal IRAs**                      $250    No minimum
  SEP-IRAs (more than one
    participant)                    $2,500    No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

The Funds issue two classes of shares. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403(b)(7) of the Code; (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. The two classes of shares in each Fund represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except as discussed below. A Shares bear the expenses of a Shareholder Services Plan. K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan and have exclusive voting rights with respect to such Plans. The two classes also have different exchange privileges, as described below. The net income attributable to A and K Shares and the dividends payable on A and K Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to A Shares, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon each class' net asset value per share plus a front-end sales load on A Shares. Each class calculates its net asset value ("NAV") as follows:

                      (Value of Assets Attributable to the Class) -
                        (Liabilities Attributable to the Class)
       -------------------------------------------------------------
NAV =
                       Number of Outstanding Shares of the Class

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Portfolios' investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Master Portfolio or Aggressive Growth Fund, as appropriate, pursuant to procedures adopted by the Master Portfolio's Board of Trustees or the Aggressive Growth Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price information call (800) 346-2087.

The per share net asset values of A and K Shares will diverge due to the different distribution and other expenses borne by the classes.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Funds begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------

                                                DEALER'S
                                               REALLOWANCE
                       AS A % OF   AS A % OF    AS A % OF
       AMOUNT OF        OFFERING   NET ASSET    OFFERING
      TRANSACTION        PRICE       VALUE       PRICE*
       ----------      ---------   ---------   -----------
  Less than $100,000      4.50        4.71         4.00
  $100,000 but less
    than $250,000         3.75        3.90         3.35
  $250,000 but less
    than $500,000         2.50        2.56         2.20
  $500,000 but less
    than $750,000         2.00        2.04         1.75
  $750,000 but less
    than $1,000,000       1.00        1.01         0.90
  $1,000,000 or more      0.00        0.00         0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Funds' distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;
- any purchase by an investor who is a shareholder of SRF shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Invest-ment Services, Inc. and FundAdvisor(TM) or FundManager(TM) from Bank of America;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Bank of America's Northwest Division or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of a Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing shares of a Fund, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Funds' distributor pertaining to the sale of shares of a Fund (and their spouses and minor children) to the extent permitted by such organizations;

- holders of the BankAmericard with an appropriate award certificate;

- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and

- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Funds may be purchased without a front-end sales load pursuant to the Program.)

TS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' distributor) must notify the Funds' transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Funds, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of a Fund carrying a sales load with a current value of $10,000, the sales load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW DO I DECIDE WHETHER TO BUY A OR K SHARES?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial to them.

In deciding whether to purchase A or K shares, you should consider all relevant factors, including the dollar amount of your purchase, the length of time you expect to hold the shares, the amount of any applicable front-end sales charge, the amount of any applicable distribution, administrative or service fee that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction in the case of A shares, whether you are eligible to purchase K shares, and the relative level of services that are provided to different classes.

When you purchase A shares, you will normally pay a front-end sales charge. As a result, you will have less money invested initially and you will own fewer A shares than you would in the absence of a front-end sales charge. A Shares also bear the expense of a shareholder service plan. Alternatively, when you purchase K shares, you will not pay a front-end sales charge and all of your monies will be fully invested at the time of purchase. However, K shares are subject to annual distribution and/or administrative and shareholder service fees.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
(ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
THROUGH THE DISTRIBUTOR
(IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
                                       Complete an Account             Mail all subsequent
                                       Application and mail it with    investments to:
                                       a check (payable to the
                                       appropriate Fund) to the        Pacific Horizon Funds, Inc.
                                       address on the Account          P.O. Box 182090
                                       Application. The Company will   Columbus, Ohio 43218-2090
                                       not accept third party checks
                                       for investment.
--------------------------------------------------------------------------------------------------------
    IN PERSON
    BISYS Fund Services, Inc.          Deliver an Account              Deliver your payment directly
    3435 Stelzer Road                  Application and your payment    to the address on the left.
    Columbus, OH 43219-3035            directly to the address on
                                       the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
                                       Initial purchases of shares     Contact the Fund's transfer
                                       into a new account may not be   agent at 800-346-2087 for
                                       made by wire.                   complete wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of shares of a particular
                                                                       Fund in your name.
                                                                       Be sure to include your name
                                                                       and your Fund account number.
                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    Purchases may be made in the
    (a service permitting transfers    be used to make an initial      minimum amount of $500 and
    of money from your                 purchase.                       the maximum amount of $50,000
    checking, NOW or bank                                              per transaction as soon as
    money market account)                                              appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2987 to make
                                                                       your purchase.
----
You should refer to the "Shareholder Services" section
for additional important information about the TeleTrade Privilege.
YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
----

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing A or K Shares. Certificates for shares will no longer be issued. Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by a Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

--------------------------------------------------------------------------------
                                 TO SELL SHARES
 ===============================================================================
--------------------------------------------------------------------------------

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                    Contact them directly for instructions.

--------------------------------------------------------------------------------

   THROUGH THE DISTRIBUTOR
   (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon Blue Chip        Send a signed, written request (each owner, including each
   Fund or Aggressive Growth Fund   joint owner, must sign) to the Transfer Agent.
   c/o Pacific Horizon Funds,       If you hold stock certificates for the shares being
   Inc.                             redeemed, make sure to endorse them for transfer, have your
   P.O. Box 182090                  signature on them guaranteed by your bank or another
   Columbus, Ohio 43218-2090        guarantor institution (as described in the section entitled
                                    "What Kind Of Paperwork Is Involved In Selling Shares?") and
                                    include them with your request.

--------------------------------------------------------------------------------

   IN PERSON
   BISYS Fund Services, Inc.
   3435 Stelzer Road                Deliver your signed, written request (each owner, including
   Columbus, OH 43219-3035          each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind Of Paperwork Is Involved In
                                    Selling Shares?") to the address on the left.

--------------------------------------------------------------------------------


   BY WIRE
   (Blue Chip Fund only)            As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Funds impose no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

The Funds impose no charge when K Shares are redeemed.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming A or K Shares. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of a Fund, in shares of the same class of the Fund out of which you redeemed, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds, within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

================================================================================
                       DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Blue Chip Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the Master Portfolio which are allocable to that Fund.

The Blue Chip and Aggressive Growth Funds' net income is declared and paid as a dividend on a quarterly and annual basis, respectively, and net realized capital gains (if any) are distributed at least annually. Dividends with respect to the Blue Chip and Aggressive Growth Funds are paid within five business days after quarter or year end, respectively.

You will automatically receive dividends and capital gain distributions in additional shares of the same class of shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

================================================================================
                              SHAREHOLDER SERVICES
         PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE
                   MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Funds' distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

Additionally, K Shares are available to businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America, accounts under Section 403(b)(7) of the Code, deferred compensation plans under
Section 457 of the Code, to Qualified IRA Rollovers and certain other retirement plans.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares and K Shares may be exchanged for other K Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS.

An investment in a Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Funds' distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Funds' distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of each Fund's sales load.

CAN MY DIVIDENDS FROM A FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERN-

MENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

================================================================================
                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolios. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In separate advisory agreements with Master Trust and the Company (collectively, the "Advisory Agreements"), Bank of America has agreed to manage the Portfolios' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolios' securities. The advisory agreement for the Master Portfolio also provides that Bank of America may: 1) in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America and 2) employ a sub-adviser provided that Bank of America remains fully responsible to the Master Portfolio for the acts and omissions of the sub-adviser.

Bank of America Illinois' Investment Advisors Division is responsible for the day-to-day investment activities of the Master Portfolio. The investment management team is headed by James Miller, Executive Vice President and Chief Investment Officer of BofA Illinois (a wholly-owned subsidiary of BankAmerica Corporation). Mr. Miller has been the Master Portfolio's manager since May 1995 and has been associated with BofA Illinois Investment Management (and its predecessor Continental Bank) since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former Director of the Investment Analysts Society of Chicago.

Robert Pyles, Senior Vice President and Director of Equity, is primarily responsible for the day-to-day investment activities of the Aggressive Growth Fund. He also manages mutual fund managers for the Pacific Horizon Capital Income Fund and is primarily responsible for the selection of particular securities for the equity portion of the Pacific Horizon Asset Allocation Fund. Mr. Pyles has been the Fund's manager since June 1997 and has been associated with Bank of America's Northwest Division and its predecessor, since 1976. Mr. Pyles currently manages various common trust, employee benefit and individual accounts for Bank of America.

For the services provided and expenses assumed under the Advisory Agreements, Bank of America is entitled to receive a fee at the annual rate of 0.50% and 0.60% of the Master Portfolio's and Aggressive Growth Fund's average daily net assets, respectively. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.75% of the Master Portfolio's average daily net assets. During the fiscal year ended February 28, 1997, the Master Portfolio paid Bank of America advisory fees at an effective annual rate of 0.48% of the Master Portfolio's average daily net assets, and Bank of America waived a portion of its fee at an effective annual rate of 0.27% of the Master Portfolio's average daily net assets. For the same period, the Aggressive Growth Fund paid Bank of America advisory fees at an effective annual rate of 0.60% of that Fund's average daily net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Funds. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3435, respectively. Prior to November 1, 1996 Concord Holding Corporation ("Concord"), an indirect, wholly-owned subsidiary of BISYS served as administrator.

Under its administration agreements with the Company and the Master Portfolio, BISYS has agreed to: pay the costs of maintaining the offices of the Company and the Master Portfolio; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds, interestholders of the Master Portfolio and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds and the Master Portfolio; calculate the net asset value of the Funds and the Master Portfolio; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds and the Master Portfolio.

For its services as administrator, BISYS is entitled to receive an administration fee from the Blue Chip Fund at the annual rate of 0.15% of the Fund's average daily net assets, an administration fee from the Master Portfolio at the annual rate of 0.05% of such Portfolio's average daily net assets and an administration fee from the Aggressive Growth Fund at the annual rate of 0.30% of the Fund's average daily net assets. These amounts may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers.") For the fiscal year ended February 28, 1997, Concord and BISYS waived their entire administration fee payable by the Blue Chip Fund. For the same period, the Master Portfolio and the Aggressive Growth Fund paid Concord and BISYS administration fees at an effective annual rate of 0.03% and 0.30% of such Portfolios' respective average daily net assets, and Concord and BISYS waived a portion of its fee with respect to the Master Portfolio at an effective annual rate of 0.02% of the Master Portfolio's average daily net assets. During the fiscal year ended February 28, 1997, Concord and/or BISYS also reimbursed a portion of the operating expenses with respect to the Blue Chip Fund.

Pursuant to the authority granted in its administration agreements, BISYS or a subcontractor has entered into agreements with PFPC, Inc. ("PFPC") (with respect to the Blue Chip Fund and the Master Portfolio) and The Bank of New York ("BONY") (with respect to the Aggressive Growth Fund) under which PFPC, and an off-shore affiliate of PFPC, and BONY provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds and the Master Portfolio. The Funds and the Master Portfolio bear all fees and expenses charged by PFPC for these services, and the Aggressive Growth Fund bears all fees and expenses charged by BONY for these services.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly-owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania 19103 serves as the Custodian of the Blue Chip Fund and the Master Portfolio. The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Custodian of the Aggressive Growth Fund. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent for each of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Funds and Master Portfolio bear the expenses incurred in their operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds or the Master Portfolio as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

================================================================================
                                TAX INFORMATION
YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT
                                       OF
DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS
                                    BECAUSE
THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES
                                   UPON YOUR
               ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUNDS.

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent taxable year each Fund qualified separately as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends that it will so qualify in future years as long as such qualification is in the best interest of its shareholders. As a result of this qualification, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. It is expected that the Master Portfolio will not be subject to federal income taxes. The Master Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Master Portfolio is not subject to tax, and the Blue Chip Fund will be treated for federal income tax purposes as recognizing its pro rata share of the Master Portfolio's income and deductions and owning its pro rata share of the Master Portfolio's assets. The Blue Chip Fund's status as a regulated investment company is dependent on, among other things, the Master Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

Distributions (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gains over net long-term capital loss are taxable to you as ordinary income. The dividends received deduction allowed to corporations will apply to such dividends to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

Any distribution you receive comprised of the excess of net long-term capital gains over net short-term capital losses ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares. Such dividends are not eligible for the dividends received deduction allowed to corporations.

A distribution paid to you by a Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares subject to this same limitation.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences described above.

================================================================================
                             MEASURING PERFORMANCE
 EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN
     AND AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND
                  IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods), may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares and include the maximum front-end sales charge for A Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

================================================================================
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: 100 million shares of Class D Common Stock, 100 million shares of Class D -- Special Series 3 Common Stock and 100 million shares of Class D -- Special Series 5 Common Stock representing interests in the Aggressive Growth Fund; 100 million shares of Class N Common Stock, 100 million shares of Class N -- Special Series 3 Common Stock ; 100 million shares of Class N -- Special Series 5 Common Stock; and 100 million shares of Class N -- Special Series 7 Common Stock, representing interests in the Blue Chip Fund as well as additional classes of shares representing interests in other investment portfolios of the Company. Class D and Class N Common Stock are the "A" Shares, Class D -- Special Series 3 Common Stock and Class N -- Special Series 3 Common Stock are the "M" Shares and Class D -- Special Series 5 Common Stock and Class N -- Special Series 5 Common Stock are the "K" Shares and Class N -- Special Series 7 Common Stock are the "SRF" Shares. As of the date of this Prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class D Common Stock, Class D -- Special Series 3 Common Stock, Class D -- Special Series 5 Common Stock, Class N Common Stock, Class N -- Special Series 3 Common Stock, Class N -- Special Series 5 Common Stock or Class N -- Special Series 7 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' A and K Shares. For more information about the Blue Chip Fund's SRF Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares of the Blue Chip Fund are offered for investment by eligible retirement accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the reorganization date of the Seafirst Retirement Funds into the Company. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for eligible retirement accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. See "Shareholder Guide-What Alternative Sales Arrangements are Available?" for a description of eligible purchasers of K Shares.

A Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A Shares and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three classes of shares in the Blue Chip Fund and the two classes of Shares in the Aggressive Growth Fund which are publicly offered repre-sent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. SRF, A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution, administrative service and/or shareholder servicing plans applicable with respect to a particular share class.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares; only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares and only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares. The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

================================================================================
                                 PLAN PAYMENTS
 THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES
                                      AND
 A DISTRIBUTION PLAN AND AN ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN FOR K
                                    SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the K Shares of a Fund reimburse the Distributor for services rendered and costs incurred in connection with distribution of the K Shares. The Company has also adopted an Administrative and Shareholder Services Plan for K Shares, under which K Shares of a Fund reimburse the Distributor for administrative and shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of such Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the fiscal year ended February 28, 1997, the Blue Chip Fund made payments under the Plan at the effective annual rate of 0.25% of the A Shares' average daily net assets. For the same period, the Aggressive Growth Fund made payments under the Plan at the effective annual rate of 0.25% of the A Shares' average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN

Under the Distribution Plan, each Fund pays the Distributor for distribution expenses primarily intended to result in the sale of such Fund's K Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing each Fund's K Shares; payments to Service Organizations for assistance in connection with the distribution of K Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Funds (except those used for regulatory purposes, for solicitation or distribution to existing or potential A shareholders, or for distribution to existing K shareholders of the Funds) and in implementing and operating the Distribution Plan.

Shareholder servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of K Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions and responding to client inquiries concerning their investments. Administrative servicing expenses under the Administrative and Shareholder Services Plan include, but are not limited to, expenses incurred in connection with administrative services provided by the Distributor and payments to Service Organizations for the provision of administrative services to beneficial owners of K Shares, such as establishing and maintaining accounts and records relating to their clients who invest in K Shares, providing information to the Funds necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in K Shares.

Under the Distribution Plan, payments by a Fund for distribution expenses may not exceed 0.75% (annualized), of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized), of the average daily net assets of such Fund's K Shares. Under the Administrative and Shareholder Services Plan, payments for administrative servicing expenses may not exceed 0.75% (annualized) of the average daily net assets of a Fund's K Shares. The total of all 12b-1 fees, administrative services fees and shareholder services fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares. These amounts may be reduced pursuant to undertakings by the Distributor. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. For the period ended February 28, 1997, the Blue Chip Fund made payments under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.75% of the average daily net assets of the Blue Chip Fund's K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.25% of the average daily net assets of the Blue Chip Fund's K Shares. For the same period, the Aggressive Growth Fund made payment under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.75% of the average daily net assets of the Aggressive Growth Fund's K Shares, and the Distributor waived fees under the Distribution, Administrative and Shareholder Services Plans at the effective annual rate of 0.25%, of the average daily net assets of the Aggressive Growth Fund's K Shares.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

GRW-0008



PACIFIC HORIZON MUTUAL FUNDS


       Blue Chip Fund

     Aggressive Growth

            Fund


         PROSPECTUS

       June 24, 1997



      NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                              Class A Shares of the
                           Short-Term Government Fund

                                   ----------

Form N-1A Item                                                         Prospectus Caption

Part A

1.      Cover Page.................................................    Cover Page

2.      Synopsis...................................................    Expense Summary

3.      Condensed Financial Information............................    Financial Highlights;
                                                                       Measuring Performance

4.      General Description of Registrant..........................    Description of Shares; Cover
                                                                       Page; Fund Investments; Types
                                                                       of Investments; Fundamental
                                                                       Limitations; Other Investment
                                                                       Practices and Considerations

5.      Management of the Fund.....................................    The Business of the Funds

5.A.    Management's Discussion of
          Fund Performance.........................................    *

6.      Capital Stock and Other
          Securities...............................................    Description of Shares;
                                                                       Dividends and Distributions
                                                                       Policies; Tax Information

7.      Purchase of Securities Being
         Offered...................................................    How to Buy Shares; Shareholder
                                                                       Services; The Business of the
                                                                       Funds; Plan Payments;
                                                                       Measuring Performance

8.      Redemption or Repurchase...................................    How to Sell Shares;
                                                                       Shareholder Services; Plan
                                                                       Payments

9.      Pending Legal Proceedings..................................    *

----------

PROSPECTUS

JUNE 24, 1997

                   PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
                   An Investment Portfolio Offered by Pacific
                              Horizon Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND (the "Fund") is a diversified mutual fund whose investment objective is to provide high current income consistent with relative stability of principal. The Fund seeks to achieve its objective through investment primarily in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company. Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, in the Statement of Additional Information and the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This Prospectus does not constitute an offer by the Fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                     2
      FINANCIAL HIGHLIGHTS                4
      FUND INVESTMENTS                    5    INVESTMENT OBJECTIVE
                                          5    DURATION AND MATURITY
                                          5    TYPES OF INVESTMENTS
                                          6    FUNDAMENTAL LIMITATIONS
                                          7    RISK FACTORS -- OTHER INVESTMENT PRACTICES AND
                                               CONSIDERATIONS
      SHAREHOLDER GUIDE                  10    HOW TO BUY SHARES
                                         10    What Is My Minimum Investment In The Fund?
                                         10    How Are Shares Priced?
                                         14    How Can I Buy Shares?
                                         15    What Price Will I Receive When I Buy Shares?
                                         16    What Else Should I Know To Make A Purchase?
                                         16    HOW TO SELL SHARES
                                         16    How Do I Redeem My Shares?
                                         18    What NAV Will I Receive For Shares I Want To Sell?
                                         18    What Kind Of Paperwork Is Involved In Selling Shares?
                                         19    How Quickly Can I Receive My Redemption Proceeds?
                                         19    Do I Have Any Reinstatement Privileges After I Have
                                               Redeemed Shares?
      DIVIDEND AND DISTRIBUTION          19
        POLICIES
      SHAREHOLDER SERVICES               20    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                         20    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                               ANOTHER?
                                         21    WHAT IS TELETRADE?
                                         21    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A
                                               REGULAR BASIS?
                                         22    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT
                                               IT?
                                         22    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                         22    CAN MY DIVIDENDS FROM THE FUND BE INVESTED
                                               IN OTHER FUNDS?
                                         22    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

      THE BUSINESS OF THE FUND           23    FUND MANAGEMENT
                                         23    Expenses
                                         23    Service Providers
                                         24    Fee Waivers
      TAX INFORMATION                    25
      MEASURING PERFORMANCE              26
      DESCRIPTION OF SHARES              27
      PLAN PAYMENTS                      28

------------------------------------------------------------------------------------------------------
       DISTRIBUTOR:                             INVESTMENT ADVISER:
       Concord Financial Group, Inc.            Bank of America National Trust and Savings Association
       3435 Stelzer Road                        555 California Street
       Columbus, OH 43219-3035                  San Francisco, CA 94104
------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. A Shares are offered at net asset value plus a front-end sales load (see page 10 of the Prospectus for an explanation of net asset value per share) and are subject to a shareholder servicing fee.

ANNUAL FUND OPERATING EXPENSES include payments by the Fund for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Fund for A Shares and their operating expenses expected to be incurred during the current fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.
           ---------------------------------------------------------

                                                       A SHARES
                                                       --------
     SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on
      Purchases (as a percentage of
      offering price)                                    4.50%
     Maximum Sales Load Imposed on
      Reinvested Dividends                               None
     Maximum Contingent Deferred Sales
      Load (as a percentage of original
      purchase price or redemption
      proceeds, whichever is lower)                      None
     Redemption Fees                                     None
     Exchange Fee                                        None
     ANNUAL FUND OPERATING EXPENSES
      (as a percentage of
      average net assets)
     Management Fees
      (After Fee Waivers)+                                  0%
     12b-1 Fee                                              0%
     Shareholder Services Fee
      (After Fee Waivers)+                               0.20%
     Other Expenses (After Expense
      Reimbursements)+                                   0.65%
                                                        -----
     Total Operating Expenses (After Fee
      Waivers and Expense
      Reimbursements)+                                   0.85%
                                                        =====

 + Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund. Absent fee waivers and/or expense reimbursements, Management Fees would be 0.45% of the average net assets (annualized); Other Expenses for the Fund's A Shares would be 1.37% of average net assets (annualized); and Total Operating Expenses for the Fund's A Shares would be 2.07% of average net assets (annualized). Absent fee waivers, Shareholder Services Fees for the Fund's A Shares would be 0.25% (annualized) of average daily net assets.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     A Shares(1)                               $ 53             $  71             $  90              $145

(1) Assumes deduction at time of purchase of maximum applicable front-end sales load.

--------------------------------------------------------------------------------

Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Absent fee waivers and/or expense reimbursement, management fees consist of:

- an investment advisory fee payable at the annual rate of 0.25% of the Fund's average daily net assets; and

- an administration fee payable at the annual rate of 0.20% of the Fund's average daily net assets.

                              FINANCIAL HIGHLIGHTS

The table below shows certain information concerning the investment results for the Fund for the period indicated. The Fund commenced operations on August 2, 1996 by offering a single series of shares known as A Shares. This information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with such financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

Selected data for an A Share of common stock outstanding throughout the period indicated:
--------------------------------------------------------------------------------

                                                                                    PERIOD ENDED
                                                                                FEBRUARY 28, 1997(a)
                                                                                --------------------
Net asset value per share, beginning of period                                        $  10.00
                                                                                        ------
Income from Investment Operations:
  Net investment income                                                                   0.32
  Net realized gains on investment transactions                                           0.01
                                                                                        ------
          Total income from investment operations                                         0.33
Less Dividends and Distributions:
  Dividends to shareholders from net investment income                                   (0.32)
  Distributions to shareholders from net realized gains on investment
     transactions                                                                        (0.01)
                                                                                        ------
     Total Dividends and Distributions                                                   (0.33)
                                                                                        ------
Net change in net asset value per share                                                     --
                                                                                        ------
Net asset value per share, end of period                                              $  10.00
                                                                                        ======
Total Return                                                                              3.33%(c)
Ratios/supplemental data:
  Net assets, at end of period (000)                                                  $ 16,000
  Ratio of expenses to average net assets*                                                0.11%(b)
  Ratio of net investment income to average net assets*                                   5.53%(b)
  Portfolio turnover rate                                                                   81%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. Such fee reductions and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 3.04% for the period ended February 28, 1997.

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(b) Annualized.

(c) Not annualized.

--------------------------------------------------------------------------------
                                FUND INVESTMENTS
--------------------------------------------------------------------------------
           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Pacific Horizon Short-Term Government Fund seeks high current income consistent with relative stability of principal. The Fund seeks this objective through investing primarily in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

The Fund may be appropriate for investors who want:

  - income from securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; and

  - relative stability of investment but are willing to accept some price and yield variations.

           ---------------------------------------------------------

DURATION AND MATURITY

Under normal market and interest rate conditions, the investment adviser expects that the Fund's average portfolio duration generally will be approximately the same as a one-year U.S. Treasury bill (approximately one year). This means that the Fund's net asset value fluctuation is expected to be similar to the price fluctuation of a one-year U.S. Treasury bill. Under normal market and interest rate conditions, the investment adviser does not expect the Fund's average portfolio duration to exceed that of a two-year U.S. Treasury note (approximately 1.9 years). However, there is no limitation on duration. Under normal circumstances, it is expected that the average weighted maturity of the Fund's investments will not exceed two years. Unlike maturity which indicates when a security repays principal, "duration" incorporates the cash flows of all interest and principal payments and the proceeds from calls and redemptions over the life of a security. These payments are multiplied by the number of years over which they are received to produce a value that is expressed in years (i.e., duration).

TYPES OF INVESTMENTS

IN GENERAL. The Fund has a policy that it will invest primarily in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including, but not limited to, direct obligations of the U.S. Treasury, such as U.S. Treasury bills, certificates of indebtedness, notes and bonds, and in repurchase agreements involving such securities. Other types of U.S. Government obligations that the Fund may hold include obligations of U.S. Government agencies, instrumentalities or sponsored enterprises including, but not limited to, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, or Federal Home Loan Mortgage Corporation. Obligations of some of these agencies, instrumentalities or sponsored enterprises, such as the Small Business Administration or the Maritime Administration, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are supported by the credit of the instrumentality. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it was not required to do so by law.

Guarantees of the Fund's investment securities by the U.S. Government, its agencies, instrumentalities or sponsored enterprises assure only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value, or the yield or value of the Fund's shares. U.S. Government obligations ordinarily carry lower rates of interest income than debt securities of other issuers with similar maturities.

The market value of debt securities, and thus the Fund's net asset value per share, is expected to vary with changes in interest rates. The value of the Fund's investments will normally fall when prevailing interest rates rise and rise when interest rates fall. Interest rate fluctuations can be expected to affect the Fund's earnings. In an effort to preserve the capital of the Fund when interest rates are generally rising, Bank of America may shorten the average weighted maturity of the Fund's investments. Because the principal values of the securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average weighted maturity will generally diminish less in value during such periods than a portfolio with a longer average weighted maturity. Because securities with shorter maturities, however, generally have a lower yield to maturity, the Fund's current return based on its net asset value generally will be lower as a result of such action than it would have been had such action not been taken.

MORTGAGE-RELATED SECURITIES GENERALLY. The Fund may invest in U.S. Government securities which are collateralized by or represent interests in real estate mortgages. The types of mortgage securities in which the Fund may invest include the following: (i) adjustable rate mortgage securities; (ii) collateralized mortgage obligations; (iii) real estate mortgage investment conduits; and (iv) other securities collateralized by or representing interests in real estate mortgages whose interest rates reset at periodic intervals and are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

The Fund may also invest in mortgage-related securities which are issued by private entities such as investment banking firms and companies related to the construction industry. The privately issued mortgage-related securities in which the Fund may invest include, but are not limited to: (i) privately issued securities which are collateralized by pools of mortgages in which such mortgages are guaranteed as to payment of principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. Government; (ii) privately issued securities which are collateralized by pools of mortgages in which such mortgages are guaranteed as to the payment of principal and interest by the issuer and such guarantee is collateralized by U.S. Government securities; and
(iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and which mortgage-related securities are supported as to the payment of the principal and interest by the credit of any agency, instrumentality or sponsored enterprise of the U.S. Government.

The privately issued mortgage-related securities provide for periodic payments consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the principal portion will be reinvested.

FUNDAMENTAL LIMITATIONS

The investment objective of the Fund may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below. The Fund may not:

1. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the Investment Company Act of 1940), provided that the Fund may borrow from banks for temporary purposes in an amount not exceeding 10% of the value of the total assets of the Fund; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

2. Make loans, except investments in debt securities and repurchase agreements.

A complete list of the Fund's fundamental investment limitations is set out in the Statement of Additional Information.

RISK FACTORS -- OTHER INVESTMENT
PRACTICES AND CONSIDERATIONS

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, the portion may be lost if there is a decline in the market value of the security, whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to the Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Mortgage-related securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by FNMA, FHLMC or other U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgage or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to a Fund based on the Fund's analysis of the market value of the security.

Privately issued mortgage-related securities generally offer a higher yield than mortgage-related securities issued by governmental agencies, instrumentalities or sponsored enterprises because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable.

REPURCHASE AGREEMENTS. The Fund may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Fund will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Company's Board of Directors. It is intended that such agreements will not have maturities longer than 60 days. During the term of any repurchase agreement, the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Fund would be exposed to possible loss due to adverse market activity or delays connected with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place.

The Fund will set aside, in a segregated account, cash or liquid securities equal to the amount of any when-issued, forward commitment or delayed settlement transactions. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but primarily in order to hedge against anticipated changes in interest rates.

FUTURES CONTRACTS AND OPTIONS ON FUTURES
CONTRACTS. To assist in reducing fluctuations in net asset value, the Fund may enter into contracts for the purchase or sale for future delivery of U.S. Government securities, mortgage-related securities or Eurodollar securities or may purchase put and call options to buy or sell futures contracts. The Fund will engage in futures and related options transactions only for bona fide hedging purposes.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. These investment techniques would be used to hedge against anticipated future changes in interest rates which otherwise might adversely affect the value of the Fund's securities. The Fund may not purchase or sell a futures contract or purchase a related option unless immediately after any such transaction the sum of the aggre-gate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Fund's total assets (after taking into account certain technical adjustments). In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

While transactions in futures contracts and options on futures contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures contracts, unanticipated changes in interest rates and securities prices may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts is potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. More information about futures contracts and related options may be found in the Statement of Additional Information and Appendix A to the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the Fund are not less favorable than what they would be with any other qualified firm.


PORTFOLIO TURNOVER. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Turn-over may impose other transaction costs and could increase substantially the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). The Fund's annual portfolio turnover rate will not be a limiting factor in making investment decisions. See "Financial Highlights" for the Fund's portfolio turnover rate for the period ended February 28, 1997.

================================================================================
                               SHAREHOLDER GUIDE
    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS
    REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?


Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at any time in the sole discretion of the Company.


---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                    INITIAL     SUBSEQUENT
                                    INVESTMENT  INVESTMENT
                                    -------    -------------
  Regular Account                   $   500*        $50
  Automatic Investment Plan         $    50         $50
  IRAs, SEP-IRAs (one participant)  $   500     No minimum
  Spousal IRAs**                    $   250     No minimum
  SEP-IRAs (more than one
    participant)                    $ 2,500     No minimum


  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. The minimum investment is $200 for BankAmericard holders with an appropriate award certificate.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

                       (Value of Fund Assets) - (Fund Liabilities)
        ----------------------------------------------------------
NAV =
                              Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by the Company's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information. For price and yield information call (800) 346-2087.

A SHARES SALES LOAD. The front-end sales load ("front-end sales load," "sales load," "front-end sales charge," or "sales charge") for the A Shares of the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:
---------------------------------------------------------


                                                 DEALER'S
                                                REALLOWANCE
                        AS A % OF   AS A % OF    AS A % OF
        AMOUNT OF        OFFERING   NET ASSET    OFFERING
       TRANSACTION        PRICE       VALUE       PRICE*
  Less than $100,000       4.50        4.71         4.00
  $100,000 but less
    than $250,000          3.75        3.90         3.35
  $250,000 but less
    than $500,000          2.50        2.56         2.20
  $500,000 but less
    than $750,000          2.00        2.04         1.75
  $750,000 but less
    than $1,000,000        1.00        1.01         0.90
  $1,000,000 or more       0.00        0.00         0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
--------------------------------------------------------------------------------

To the extent that no other A Share no-load exemption is available, the foregoing schedule of sales loads does not apply to purchases of A Shares of $1,000,000 or more or to purchases of A Shares if the aggregate value of the A Shares that you beneficially own in any Pacific Horizon Fund or Time Horizon Fund equals or exceeds $1,000,000.

  WHEN NO FRONT-END SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase by an investor who is a shareholder of SRF Shares of the Company's Intermediate Bond, Blue Chip or Asset Allocation Funds;

- any purchase of shares by a registered investment adviser purchasing shares for its own account or for an account for which it is authorized to make investment decisions;

- any purchase through FundStrategies(TM), including FundSelections(TM) from BA Investment Services, Inc. and FundAdvisor(TM) or FundManager(TM) from Bank of America;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Bank of America's Northwest Division or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- accounts open as of July 1, 1996, which were exempt from front-end sales loads at the time the accounts were opened and where those exemptions are no longer available for new account holders, so long as the accounts remain open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors and their spouses;

- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations;
- holders of the BankAmericard with an appropriate award certificate;
- former members of the Company's Board of Directors with the designation of director emeritus and their spouses; and
- Lucky Store Cardholders during periodic promotions under the Periodic No-Load to Lucky Store Cardholders Program (the "Program") (initial purchase only; a front-end sales load will apply to any other purchases unless another exemption is available). (Promotional material will delineate the beginning and ending date during which shares of the Fund may be purchased without a front-end sales load pursuant to the Program.)
RIGHTS OF ACCUMULATION. When buying A Shares in Pacific Horizon Funds, your current aggregate investment determines the front-end sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon or Time Horizon Fund on which you paid a front-end sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load on A Shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales load. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own A Shares carrying a sales load of the Fund, the Pacific Horizon California Tax-Exempt Bond Fund, the Pacific Horizon U.S. Government Securities Fund, the Pacific Horizon Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional A Shares of the Fund carrying a sales load with a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge on A Shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate $100,000 or more in shares of any Pacific Horizon or Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. A Shares carrying a sales load purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commit-ment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
      THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
     (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
                            THROUGH THE DISTRIBUTOR
    (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
                                       Complete an Account             Mail all subsequent
                                       Application and mail it with    investments to:
                                       a check (payable to Pacific
                                       Horizon Short-Term Government   Pacific Horizon Funds, Inc.
                                       Fund) to the address on the     P.O. Box 182090
                                       Account Application. The        Columbus, Ohio 43218-2090
                                       Company will not accept third
                                       party checks for investment.
--------------------------------------------------------------------------------------------------------
    IN PERSON
    BISYS Fund Services, Inc.          Deliver an Account              Deliver your payment directly
    3435 Stelzer Road                  Application and your payment    to the address on the left.
    Columbus, OH 43219-3035            directly to the address on
                                       the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
                                       Initial purchases of shares     Contact the Fund's transfer
                                       into a new account may not be   agent at 800-346-2087 for
                                       made by wire.                   complete wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of Fund shares in your name.
                                                                       Be sure to include your name
                                                                       and your Fund account number.
                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO BUY SHARES
--------------------------------------------------------------------------------

                                            OPENING AN ACCOUNT             ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    Purchases may be made in the
    (a service permitting transfers    be used to make an initial      minimum amount of $500 and
    of money from your                 purchase.                       the maximum amount of $50,000
    checking, NOW or bank                                              per transaction as soon as
    money market account)                                              appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

You should refer to the "Shareholder Services" section
for additional important information about the TeleTrade Privilege.
YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
--------------------------------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, BISYS Fund Services, Inc. (the "Transfer Agent"), at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of the Transfer Agent's business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. Certificates for shares will not be issued.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Company will not accept third party checks for investment. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon Funds, Inc. makes it easy to sell, or "redeem," shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                    Contact them directly for instructions.

--------------------------------------------------------------------------------

                                     THROUGH THE DISTRIBUTOR
                    (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   Short-Term Government Fund       joint owner, must sign) to the Transfer Agent.
   c/o Pacific Horizon Funds,
   Inc.
   P.O. Box 182090
   Columbus, Ohio 43218-2090

--------------------------------------------------------------------------------

   IN PERSON
   BISYS Fund Services, Inc.
   3435 Stelzer Road                Deliver your signed, written request (each owner, including
   Columbus, OH 43219-3035          each joint owner, must sign) to the address on the left.

--------------------------------------------------------------------------------


   BY WIRE
                                    As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TO SELL SHARES
--------------------------------------------------------------------------------

   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    payee from your Fund account in the amount of $500 or more.
                                    The Transfer Agent (as your agent) will redeem the necessary number of shares to cover the Check when it is presented for payment.
                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.
                                    You may request this Privilege on an Account Application
                                    that has been signed by the registered owner(s) and a set of
                                    Checks will then be sent to the registered owner(s) at the address of record.
                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.

--------------------------------------------------------------------------------

   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
   transfers of money to your       information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?".
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Fund itself imposes no charge when A Shares are redeemed, if you purchase shares through Bank of America or a Service Organization they may charge a fee for providing certain services in connection with investments in Fund shares.

The Company reserves the right to redeem accounts (other than 401(k), IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books, or
(iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, in like shares of another Fund in the Pacific Horizon Family of Funds or in like shares of any investment portfolio of Time Horizon Funds within 90 days of your redemption trade date without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

================================================================================
                       DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Fund are entitled to dividends and distributions arising from the Fund's net investment income and net realized gains, if any. The Fund's net realized gains (after reduction for capital loss carryforwards, if any) are distributed at least annually. Dividends from the Fund's net investment income are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed.

You will automatically receive dividends and capital gain distributions in additional shares of the Fund for which the dividend was declared without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From A Fund Be Invested In Other Funds?" If you elect to receive distributions in cash, and if your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services, Inc., at P.O. Box 182090, Columbus, Ohio 43218-2090. The election or revocation will become effective with respect to dividends paid after it is received and processed by the Transfer Agent.

================================================================================
                              SHAREHOLDER SERVICES
         PACIFIC HORIZON FUNDS, INC. PROVIDES A VARIETY OF WAYS TO MAKE
                   MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT
PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

For details, contact the Fund's distributor at 800-332-3863. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE
FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for: like shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. Specifically, A Shares may be exchanged for other A Shares. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING A SHARES PURCHASED WITH A SALES LOAD FOR A SHARES OF ANOTHER LOAD FUND OF THE COMPANY OR TIME HORIZON FUNDS.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use this Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section below entitled "What Is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

An exchange is considered a sale of shares of a Fund and the purchase of shares of another Fund and may result in a capital gain or loss for federal income tax purposes.

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing

House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND
HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE
INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN
AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL

SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after 30 days' notice.

--------------------------------------------------------------------------------
                            THE BUSINESS OF THE FUND
--------------------------------------------------------------------------------
FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company is included in the Statement of Additional Information under "Management."

EXPENSES

Operating expenses borne by the Fund include taxes, fees and expenses of the Directors and Officers, administration, custodial and transfer agency fees, certain insurance premiums, outside auditing and legal expenses, cost of shareholder reports and meetings and any extraordinary expenses. Fund expenses also include Securities and Exchange Commission fees, state securities qualification fees, cost of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and certain shareholder servicing fees. Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in its operations.

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In its advisory agreement, Bank of America has agreed to manage the Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund's securities. The advisory agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided that Bank of America remains fully responsible to the Fund for the acts and omissions of the sub-adviser.

Portfolio management services for the Fund are conducted by the Fixed Income Division of the Investment Management Services Group of Bank of America, and no one person is primarily responsible for making recommendations to that Committee.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of 0.25% of the Fund's average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") For the period August 2, 1996 (commencement of operations) to February 28, 1997, Bank of America waived its entire advisory fee with respect to the Short-Term Government Fund. For the same period, Bank of America reimbursed a portion of the Short-Term Government Fund's operating expenses.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, as described under "Plan Payments" below, and may receive fees charged directly to their accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Fund. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43210-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly-owned subsidiary of BISYS served as Administrator.

Under its administration agreement with the Company, BISYS has agreed to: pay the costs of maintaining the offices of the Company; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Fund and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain books and records of the Fund; calculate the net asset value of the Fund; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Fund.

For its services as administrator, BISYS is entitled to receive an administration fee from the Fund at the annual rate of 0.20% of the Fund's average daily net assets. These amounts may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers.") For the period ended February 28, 1997, BISYS and Concord waived its entire administration fee with respect to the Short-Term Government Fund.

Pursuant to authority granted in the administration agreement, BISYS or a subcontractor has entered into an agreement with PFPC, Inc. ("PFPC") under which PFPC provides certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is an indirect, wholly owned subsidiary of The BISYS Group, Inc. and is located at 3435 Stelzer Road, Columbus, OH 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th floor, Philadelphia, PA 19101 serves as the Custodian of the Fund. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent of the Fund and is located at 3435 Stelzer Road, Columbus, OH 43219-3035.

FEE WAIVERS

Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services, and the Fund bears the expenses incurred in its operations. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of the Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain Fund expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

--------------------------------------------------------------------------------
                                TAX INFORMATION
YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT
    OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE
                                     FUND.
--------------------------------------------------------------------------------
As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"), for the current taxable year, as well as in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code.

Distributions (whether received in cash or additional shares) derived from ordinary income and/or the excess of net short-term capital gains over net long-term capital loss are taxable to you as ordinary income. It is not anticipated that any such distribution from the Fund will qualify for the dividends received deduction allowed to corporations.

Any distribution you receive comprised of the excess of net long-term capital gains over net short-term capital losses ("capital gain dividend") will be taxed as a long-term capital gain no matter how long you have held Fund shares.

A distribution paid to you by the Fund in January of a particular year will be deemed for tax purposes to have been received by you on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a specified date in October, November or December of that preceding year. If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable capital gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold Fund shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares for the purpose of calculating your gain or loss from the exchange. It may be included in the tax basis of the new shares, subject to this same limitation.

STATE AND LOCAL TAXES

A substantial portion of the dividends that you receive are derived from the Fund's investments in U.S. Government obligations. These dividends may not be entitled to the same exemptions from state and local taxes that would have been available if you had purchased U.S. Government obligations directly. Because state and local taxes may be different from the federal taxes described above, you should consult your tax adviser regarding these taxes.

================================================================================
                             MEASURING PERFORMANCE
            THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE
             ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD.
  PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE
                                    RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30-day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares, and include the maximum front-end sales load for A Shares. The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30-day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30-day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

================================================================================
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of 100 million shares of Class U Common Stock, 100 million shares of Class U -- Special Series 3 Common Stock; 100 million shares of Class U -- Special Series 5 Common Stock, representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class U Common Stock are "A" Shares, Class U -- Special Series 3 Common Stock are "M" Shares. Class U -- Special Series 5 are "K" Shares. As of the date of this prospectus, "M" Shares and "K" Shares of the Fund have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class U Common Stock, Class U -- Special Series 3 Common Stock or Class U -- Special Series 5 Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund upon liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares. The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

================================================================================

                                 PLAN PAYMENTS
 THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICES PLAN (THE "PLAN") FOR A SHARES.

The Company has adopted a Shareholder Services Plan for A Shares, under which the A Shares of the Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations.

SHAREHOLDER SERVICES PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund's A Shares. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. For the period ended February 28, 1997, the Distributor waived its entire shareholder services fee with respect to the Fund's A shares.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

SGB-0004

                          PACIFIC HORIZON MUTUAL FUNDS


                                   SHORT-TERM
                                GOVERNMENT FUND

                                   PROSPECTUS

                                 June 24, 1997



                                NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.

                               SRF Shares of the
      Intermediate Bond (formerly, Flexible Bond) Fund, Blue Chip Fund and
                              Asset Allocation Fund


                            ------------------------

Form N-1A Item                                    Prospectus Caption
--------------                                    ------------------

Part A
------

1.      Cover Page.............................   Cover Page

2.      Synopsis...............................   Expense Summary

3.      Condensed Financial Information........   Financial Highlights;
                                                  Measuring Performance

4.      General Description of Registrant......   Description of Shares; Cover
                                                  Page; Fund Investments; Other
                                                  Investment Practices;
                                                  Fundamental Limitations

5.      Management of the Fund.................   The Business of the Funds

5.A.    Management's Discussion of
          Fund Performance.....................   *

6.      Capital Stock and Other
          Securities...........................   Description of Shares;
                                                  How to Invest in SRF Shares -
                                                  Dividend and Distribution
                                                  Policies; Tax Information

7.      Purchase of Securities Being
         Offered...............................   How to Invest in SRF Shares;
                                                  The Business of the
                                                  Funds; Plan Payments;
                                                  Measuring Performance

8.      Redemption or Repurchase...............   Redemption of SRF Shares;
                                                  Plan Payments

9.      Pending Legal Proceedings..............   *


----------
*  Item inapplicable or answer negative.

PROSPECTUS
JUNE 24, 1997

                               PACIFIC HORIZON INTERMEDIATE BOND FUND
                                   PACIFIC HORIZON BLUE CHIP FUND
                               PACIFIC HORIZON ASSET ALLOCATION FUND
                              Investment Portfolios Offered by Pacific
                                        Horizon Funds, Inc.

--------------------------------------------------------------------------------

This Prospectus applies to the SRF Shares of the Pacific Horizon Intermediate Bond Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund (each a "Fund" and collectively the "Funds"), three diversified mutual funds offered by Pacific Horizon Funds, Inc. (the "Company").

The PACIFIC HORIZON INTERMEDIATE BOND FUND, formerly the Flexible Bond Fund (the "Intermediate Bond Fund"), is a diversified mutual fund whose investment objective is to obtain interest income and capital appreciation. The Intermediate Bond Fund seeks its objective by investing in investment grade intermediate and longer term bonds, including corporate and governmental fixed income obligations, mortgage-backed securities, municipal securities and cash equivalents.

The PACIFIC HORIZON BLUE CHIP FUND (the "Blue Chip Fund") is a diversified mutual fund whose investment objective is long-term capital appreciation through investments in blue chip stocks.

The PACIFIC HORIZON ASSET ALLOCATION FUND (the "Asset Allocation Fund") is a diversified mutual fund whose investment objective is to obtain long-term growth from capital appreciation and dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, THE INTERMEDIATE BOND AND BLUE CHIP FUNDS SEEK TO ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES BY INVESTING ALL THEIR INVESTABLE ASSETS IN FUNDS OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "INTERMEDIATE BOND MASTER PORTFOLIO" AND THE "BLUE CHIP MASTER PORTFOLIO," RESPECTIVELY; COLLECTIVELY, THE "MASTER PORTFOLIOS" AND, TOGETHER WITH THE ASSET ALLOCATION FUND, THE "PORTFOLIOS") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF EACH OF THE INTERMEDIATE BOND AND BLUE CHIP FUNDS, RESPECTIVELY. THE INTERMEDIATE BOND AND BLUE CHIP FUNDS WILL PURCHASE SHARES OF THE RESPECTIVE MASTER PORTFOLIOS AT NET ASSET VALUE. THE NET ASSET VALUES OF THE INTERMEDIATE BOND AND BLUE CHIP FUNDS WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF EACH RESPECTIVE MASTER PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "FUND INVESTMENTS -- INVESTMENT OBJECTIVES AND POLICIES -- SPECIAL CONSIDERATIONS -- MASTER-FEEDER STRUCTURE" ON PAGE 13 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-323-9919. The Statement of Additional Information, as it may be revised from time to time, is dated June 24, 1997 and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency. Investment in the Funds involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

SRF Shares are sold without a sales charge and are available for the investment of retirement funds held in Eligible Retirement Accounts (as defined in "How to Invest in SRF Shares -- Eligibility for Admission" on page 19 of this Prospectus). An individual for whose benefit an Eligible Retirement Account is maintained, or who may be entitled to receive benefits from an Eligible Retirement Account, is referred to as a "Participant."

SRF Shares of a Fund will automatically convert to A Shares of the same Fund on the third anniversary of the consummation of the reorganization of the Bond, Blue Chip and Asset Allocation Funds of the Seafirst Retirement Funds into the SRF Shares of the Company's Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively, on June 23, 1997 ("Reorganization Date"). Prior to such conversion, holders of SRF shares in Eligible Retirement Accounts will be eligible to purchase A Shares in any taxable non-money market investment portfolio offered by the Company without incurring the front-end sales charge otherwise applicable on sales of A Shares. A Shares of the Funds are offered through separate prospectuses available from Retirement Services by calling the phone number on the cover page of this Prospectus.

SRF Shares held in any Fund by an Eligible Retirement Account may be exchanged for: 1) SRF Shares of any other Fund, 2) A Shares of any other taxable non-money market investment portfolio offered by the Company or Time Horizon Funds (a "Time Horizon Fund") without incurring the front-end sales charge otherwise applicable on sales of A Shares, or 3) Pacific Horizon Shares of the Pacific Horizon Prime Fund. See "How To Invest in SRF Shares -- Exchange Privileges" on page 21 of this Prospectus for additional exchange privileges and information.

The Funds are offered by the Company. Both the Company and Time Horizon Funds are open-end, series management investment companies advised by Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser"). Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $14 billion in mutual funds.

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission ("SEC") in Washington, D.C. under the Securities Act of 1933.
--------------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in the Statement of Additional Information and in the Funds' official sales literature, in connection with the offering of the Funds' shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or Concord Financial Group, Inc. ("CFG" or the "Distributor"). This Prospectus does not constitute an offer by the Funds or by the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                       2
      FINANCIAL HIGHLIGHTS                  6
      FUND INVESTMENTS                     10   INVESTMENT OBJECTIVES AND POLICIES
                                           13   SPECIAL CONSIDERATIONS
                                           15   OTHER INVESTMENT PRACTICES
                                           18   FUNDAMENTAL LIMITATIONS
      HOW TO INVEST IN SRF SHARES          19   ELIGIBILITY FOR ADMISSION
                                           19   ADDITIONAL CONTRIBUTIONS OR TRANSFERS INTO ELIGIBLE
                                                 RETIREMENT ACCOUNTS
                                           20   DIVIDEND AND DISTRIBUTION POLICIES
      REDEMPTION OF SRF SHARES             20
      EXCHANGE PRIVILEGES                  21
      AUTOMATIC CONVERSION                 22
      VALUATION OF SRF SHARES              22
      THE BUSINESS OF THE FUNDS            23   FUND MANAGEMENT
                                           23    Service Providers
      TAX INFORMATION                      25
      MEASURING PERFORMANCE                26
      DESCRIPTION OF SHARES                27
      PLAN PAYMENTS                        29
      APPENDIX A                           31

       DISTRIBUTOR:                             INVESTMENT ADVISER:
       Concord Financial Group, Inc.            Bank of America National Trust and Savings Association
       3435 Stelzer Road                        555 California Street
       Columbus, OH 43219-3035                  San Francisco, CA 94104

EXPENSE SUMMARY
SRF Shares of the Funds are offered through this Prospectus. SRF Shares of a Fund will automatically convert to A Shares of the same Fund on the third anniversary of the Reorganization Date. Because of this conversion feature, certain information is provided in the Prospectus as to A Shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. SRF Shares are offered at net asset value without the payment of any sales charge (see page 22 of the Prospectus for an explanation of net asset value per share). SRF Shares of a Fund will automatically convert to A Shares of the same Fund on the third anniversary of the Reorganization Date. A Shares of the Funds are offered at net asset value plus a front-end sales charge and are subject to a shareholder servicing fee. However, the front-end sales charge is not applicable to A Shares purchased by Eligible Retirement Accounts.

ANNUAL FUND OPERATING EXPENSES include payments by the Funds and payments by the respective Master Portfolios which are allocable to the Intermediate Bond Fund and Blue Chip Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses imposed by the Funds for SRF Shares and A Shares and the operating expenses (including the operating expenses of the respective Master Portfolios which are allocable to the Intermediate Bond Fund and Blue Chip Fund) expected to be incurred by SRF Shares and A Shares of each Fund during the current fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

INTERMEDIATE BOND FUND

                                  SRF SHARES        A SHARES
                                  ---------        ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage
 of offering price)                  None             4.50%(1)
Maximum Sales Load Imposed on
 Reinvested Dividends                None             None
Maximum Contingent Deferred
 Sales Load (as a percentage
 of offering price)                  None             None
Redemption Fees                      None             None
Exchange Fee                         None             None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average
 net assets)
Management Fees (After Fee
 Waivers)(2)                         0.16%            0.16%
Shareholder Services Fee
 (After Fee Waivers)(2)              0.16%            0.16%
Other Expenses                       0.63%            0.63%
                                   ------           ------
Total Fund Operating Expenses
 (After Fee Waivers)(2)(3)           0.95%            0.95%
                                   ======           ======


(1) There will be no sales load imposed on conversion of SRF Shares to A Shares, and there is no sales load imposed on subsequent purchases of A Shares in an Eligible Retirement Account.

(2) Absent fee waivers, Management Fees for each class of shares of the Fund would be 0.50% of the average daily net assets (annualized) and Total Operating Expenses for the Fund's SRF and A Shares would be 1.38% and 1.38%, respectively, of average net assets (annualized). Absent fee waivers, Shareholder Services Fees for SRF Shares and A Shares would be 0.25% (annualized) of average daily net assets.

(3) Bank of America and The BISYS Group, Inc. ("BISYS") have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the expenses of the SRF Shares (including the pro rata share of the expenses incurred by the Master Portfolio in which the Intermediate Bond Fund invests) for the first two years and the third year after the Reorganization Date to 0.95% and 1.05%, respectively, of the average daily net assets of the Fund. This limitation on expenses of the SRF Shares will continue until such shares convert into A Shares. Expense ratios for A Shares of the Fund are market driven, and may be higher than those of SRF Shares.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     SRF Shares                                $ 10              $30(1)             N/A               N/A
     A Shares(2)                               $ 54              $74                $95              $156

(1) SRF Shares will convert to A Shares on the third anniversary of the Reorganization Date.

(2) Assumes deduction at time of purchase of maximum applicable front-end sales charge which does not apply to Eligible Retirement Accounts. Such amounts would be $10, $30, $53 and $117 without deducting the front-end sales charge.
--------------------------------------------------------------------------------

BLUE CHIP FUND
           ---------------------------------------------------------

                                   SRF SHARES       A SHARES
                                   ---------        --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)                       None            4.50%(1)
Maximum Sales Load Imposed on
 Reinvested Dividends                  None            None
Maximum Contingent Deferred
 Sales Load (as a percentage of
 offering price)                       None            None
Redemption Fees                        None            None
Exchange Fee                           None            None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average
 net assets)
Management Fees                       0.70%            0.70%
Shareholder Services Fees
 (After Fee Waivers)(5)               0.02%            0.25%
Other Expenses                        0.23%            0.23%
                                      -----            ----
Total Fund Operating Expenses
 (After Fee Waivers)(2)(3)            0.95%            1.18%
                                      =====            ====

                                    --------------------------------------------

(1) There will be no sales load imposed on conversion of SRF Shares to A Shares and there is no sales load imposed on subsequent purchases of A Shares in an Eligible Retirement Account.

(2) Absent fee waivers, Total Operating Expenses for the Fund's SRF Shares would be 1.18% of its average net assets (annualized). Absent fee waivers, Shareholder Services Fees for SRF Shares would be 0.25% (annualized) of average daily net assets.

(3) Bank of America and BISYS have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the expenses of the SRF Shares (including the pro rata share of the expenses incurred by the Master Portfolio in which the Blue Chip Fund invests) for the first two years and the third year after the Reorganization Date to 0.95% and 1.05%, respectively, of the average daily net assets of the Fund. This limitation on expenses of the SRF Shares will continue until such shares convert into A Shares. Expense ratios for A Shares of the Fund are market driven, and may be higher than those of SRF Shares.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     SRF Shares                                $ 10              $30(1)             N/A                N/A
     A Shares(2)                               $ 56              $81               $107               $182

(1) SRF Shares will convert to A Shares on the third anniversary of the Reorganization Date.

(2) Assumes deduction at time of purchase of maximum applicable front-end sales charge which does not apply to Eligible Retirement Accounts. Such amounts would be $12, $37, $64 and $142 without deducting the front-end sales charge.
--------------------------------------------------------------------------------

ASSET ALLOCATION FUND

                                   SRF SHARES       A SHARES
                                   ---------        --------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)                      None            4.50%(1)
Maximum Sales Load Imposed on
 Reinvested Dividends                 None            None
Maximum Contingent Deferred
 Sales Load (as a percentage of
 offering price)                      None            None
Redemption Fees                       None            None
Exchange Fee                          None            None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average
 net assets)
Management Fees                       0.55%           0.55%
Shareholder Services Fee              0.25%           0.25%
Other Expenses                        0.15%           0.15%
                                    ------           -----
Total Fund Operating
 Expenses(2)                          0.95%           0.95%
                                    ======           =====


(1) There will be no sales load imposed on conversion of SRF Shares to A Shares and there is no sales load imposed on subsequent purchases of A Shares in an Eligible Retirement Account.
(2) Bank of America and BISYS have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the expenses of the SRF Shares for the first two years and the third year after the Reorganization Date to 0.95% and 1.05%, respectively, of the average daily net assets of the Fund. This limitation on expenses of the SRF Shares will continue until such shares convert into A Shares. Expense ratios for A Shares of the Fund are market driven, and may be higher than those of SRF Shares.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here is how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                           AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS     AFTER 10 YEARS
                                           ------------     -------------     -------------     --------------
     SRF Shares                                $ 10              $30(1)            N/A                N/A
     A Shares(2)                               $ 54              $74               $95               $156

(1) SRF Shares will convert to A Shares on the third anniversary of the Reorganization Date.

(2) Assumes deduction at time of purchase of maximum applicable front-end sales charge which does not apply to Eligible Retirement Accounts. Such amounts would be $10, $32, $55 and $122 without deducting the front-end sales charge.
--------------------------------------------------------------------------------

Note: The preceding operating expenses and examples should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a shareholder of the Funds.

MANAGEMENT FEES CONSIST OF:

- an investment advisory fee payable at the annual rate of 0.30%, 0.50% and 0.40% of the Intermediate Bond Master Portfolio's, Blue Chip Master Portfolio's and Asset Allocation Fund's respective average daily net assets; and

- an administration fee payable at the annual rate of 0.15% and 0.05% of the Intermediate Bond Fund's and the Intermediate Bond Master Portfolio's respective average daily net assets, 0.15% and 0.05% of the Blue Chip Fund's and the Blue Chip Master Portfolio's respective average daily net assets, and 0.15% of the Asset Allocation Fund's average daily net assets.

The Board of Directors of the Company believes that the aggregate per share expenses of the Intermediate Bond and Blue Chip Funds and the respective Master Portfolios in which each Fund's assets are invested will be approximately the same as the expenses which the particular Fund would incur if the Company retained the services of an investment adviser for that Fund and the assets of that Fund were invested directly in the type of securities held by its Master Portfolio. Further, the Directors believe that the shareholders of the Intermediate Bond and Blue Chip Funds may participate in the ownership of a larger portfolio of securities than could be achieved directly by the Intermediate Bond and Blue Chip Funds. There can be no assurance, however, that such will be the case or that any economies of scale that might occur if other investors acquire shares of the Intermediate Bond and Blue Chip Master Portfolios will be realized.

================================================================================
                              FINANCIAL HIGHLIGHTS

The tables below show certain information concerning the investment results of A Shares of the Funds for the years and period indicated. During the years and periods shown, the Funds did not offer SRF Shares. Actual investment results of the SRF Shares may be different. The information for the years and periods indicated was audited by Price Waterhouse LLP, the independent accountants for the Funds, whose unqualified reports on the financial statements containing such information are incorporated by reference into the Statement of Additional Information.

For the years and period shown, the Asset Allocation Fund operated as part of a master feeder structure and invested all of its assets in a diversified investment portfolio of an open-end, management investment company (the "Asset Allocation Master Portfolio") which had an identical investment objective as that of the Asset Allocation Fund. On the Reorganization Date, the Asset Allocation Fund withdrew its investment in the Asset Allocation Master Portfolio and began investing its assets directly in portfolio securities.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants thereon which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the annual reports to shareholders. The Statement of Additional Information and the annual reports to shareholders may be obtained free of charge by calling 800-323-9919.

                             INTERMEDIATE BOND FUND

Selected data for an A Share of common stock outstanding throughout each of the years and period indicated:
--------------------------------------------------------------------------------

                                                                                                    FOR THE PERIOD
                                                                                                     JANUARY 24,
                                                                                                         1994
                                                FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     (INCEPTION DATE)
                                                   ENDED            ENDED            ENDED             THROUGH
                                                FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,       FEBRUARY 28,
                                                   1997*             1996             1995               1994
                                                ------------     ------------     ------------     ----------------
Net asset value per share, beginning of
  period......................................    $   9.75         $   9.44         $   9.81          $    10.00
                                                   -------          -------          -------          ----------
Income from Investment Operations:
  Net investment income.......................        0.52             0.59             0.59                0.08
  Net realized and unrealized gains (losses)
     on investment transactions...............       (0.15)            0.33            (0.37)              (0.19)
                                                   -------          -------          -------          ----------
  Total income (loss) from investment
     operations...............................        0.37             0.92             0.22               (0.11)
                                                   -------          -------          -------          ----------
Less Dividends and Distributions:
     Dividends to shareholders from net
       investment income......................       (0.52)           (0.59)           (0.59)              (0.08)
     Distributions to shareholders from net
       realized gains on investment
       transactions...........................       (0.06)           (0.02)              --                  --
                                                   -------          -------          -------          ----------
Total dividends and distributions.............       (0.58)           (0.61)           (0.59)              (0.08)
                                                   -------          -------          -------          ----------
Net change in net asset value per share.......       (0.21)            0.31            (0.37)              (0.19)
                                                   -------          -------          -------          ----------
Net asset value per share, end of period......    $   9.54         $   9.75         $   9.44          $     9.81
                                                   =======          =======          =======          ==========
Total Return**................................        3.92%           10.45%            2.27%              (1.10)%
Ratios/Supplemental Data:
     Net assets, end of period (000)..........    $ 22,937         $ 13,179         $  1,964          $      356
     Ratio of expenses to average net
       assets.................................        0.75%            0.27%            0.00%               0.00%+
     Ratio of net investment income to average
       net assets.............................        5.45%            6.13%            6.43%               5.70%+
     Ratio of expenses to average net
       assets***..............................        2.26%            5.00%           17.95%             160.20%+
     Ratio of net investment income (loss) to
       average net assets***..................        3.94%            1.40%          (11.52)%           (154.50)%+

---------------

  * As of July 22, 1996, the Fund designated the existing series of shares as "A" shares.

 ** The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

*** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

                                 BLUE CHIP FUND

Selected data for an A Share of common stock outstanding throughout each of the years and period indicated:
--------------------------------------------------------------------------------

                                                                                                    FOR THE PERIOD
                                                                                                     JANUARY 13,
                                                                                                         1994
                                                FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     (INCEPTION DATE)
                                                   ENDED            ENDED            ENDED             THROUGH
                                                FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,       FEBRUARY 28,
                                                   1997*             1996             1995               1994
                                                ------------     ------------     ------------     ----------------
Net asset value per share, beginning of
  period......................................    $  20.53         $  15.81         $  14.97           $  15.00
                                                  --------          -------           ------           --------
Income from Investment Operations:
  Net investment income.......................        0.23             0.26             0.31               0.02
  Net realized and unrealized gains (losses)
     on investment transactions...............        5.21             4.96             0.80              (0.05)
                                                  --------          -------           ------           --------
  Total gain (loss) from investment
     operations...............................        5.44             5.22             1.11              (0.03)
                                                  --------          -------           ------           --------
Less Dividends and Distributions:
     Dividends to shareholders from net
       investment income......................       (0.22)           (0.28)           (0.27)                --
     Distributions to shareholders from net
       realized gains on investment
       transactions...........................       (0.53)           (0.22)              --                 --
                                                  --------          -------           ------           --------
Total dividends and distributions.............       (0.75)           (0.50)           (0.27)                --
                                                  --------          -------           ------           --------
Net change in net asset value per share.......        4.69             4.72             0.84              (0.03)
                                                  --------          -------           ------           --------
Net asset value per share, end of period......    $  25.22         $  20.53         $  15.81           $  14.97
                                                  ========          =======           ======           ========
Total Return**................................       27.01%           33.39%            7.60%             (0.20)%
Ratios/Supplemental Data:
     Net assets, end of period (000)..........    $152,748         $ 66,933         $  6,002           $  1,180
     Ratio of expenses to average net
       assets.................................        1.28%            0.83%            0.00%              0.00%+
     Ratio of net investment income to average
       net assets.............................        0.99%            1.63%            2.46%              2.92%+
     Ratio of expenses to average net
       assets***..............................        1.71%            2.28%            6.32%             55.00%+
     Ratio of net investment income to average
       net assets***..........................        0.56%            0.18%           (3.86)%           (52.08)%+

---------------

  * As of July 22, 1996, the Fund designated the existing series of shares as "A" shares.

 ** The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

*** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

                             ASSET ALLOCATION FUND

Selected data for an A Share of common stock outstanding throughout each of the years and period indicated:
--------------------------------------------------------------------------------

                                                                                                  FOR THE PERIOD
                                                                                                   JANUARY 18,
                                                                                                       1994
                                              FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     (INCEPTION DATE)
                                                 ENDED            ENDED            ENDED             THROUGH
                                              FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,       FEBRUARY 28,
                                                 1997*             1996             1995               1994
                                              ------------     ------------     ------------     ----------------
Net asset value per share, beginning of
  period.....................................   $  17.52         $  15.15         $  14.84           $  15.00
                                                 -------          -------           ------           --------
Income from Investment Operations:
  Net investment income......................       0.48             0.52             0.48               0.03
  Net realized and unrealized gains (losses)
     on investment transactions..............       2.50             2.86             0.24              (0.19)
                                                 -------          -------           ------           --------
  Total gain (loss) from investment
     operations..............................       2.98             3.38             0.72              (0.16)
                                                 -------          -------           ------           --------
Less Dividends and Distributions:
     Dividends to shareholders from net
       investment income.....................      (0.46)           (0.53)           (0.41)                --
     Distributions to shareholders from net
       realized gains on investment
       transactions..........................      (0.64)           (0.48)              --                 --
                                                 -------          -------           ------           --------
Total dividends and distributions............      (1.10)           (1.01)           (0.41)                --
                                                 -------          -------           ------           --------
Net change in net asset value per share......       1.88             2.37             0.31              (0.16)
                                                 -------          -------           ------           --------
Net asset value per share, end of period.....   $  19.40         $  17.52         $  15.15           $  14.84
                                                 =======          =======           ======           ========
Total Return**...............................      17.64%           22.80%            5.03%             (1.07)%
Ratios/Supplemental data:
     Net assets, end of period (000).........   $ 34,838         $ 22,355         $  5,694           $    666
     Ratio of expenses to average net
       assets................................       1.25%            0.62%            0.00%              0.00%+
     Ratio of net investment income to
       average net assets....................       2.59%            3.49%            4.25%              4.20%+
     Ratio of expenses to average net
       assets***.............................       1.94%            2.92%            7.89%             83.95%+
     Ratio of net investment income to
       average net assets***.................       1.90%            1.19%           (3.64)%           (79.75)%+

---------------

  * As of July 22, 1996, the Fund designated the existing series of shares as "A" shares.

 ** The total returns listed are not annualized for the period ended February
    28, 1994, and do not include the effect of the maximum 4.50% sales charge on A Shares.

*** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

================================================================================
                                FUND INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

The Intermediate Bond and Blue Chip Funds seek to achieve their respective investment objectives by investing all of their investable assets in their respective Master Portfolios.

Because the investment characteristics of the Intermediate Bond and Blue Chip Funds will correspond to those of the respective Intermediate Bond and Blue Chip Master Portfolios, the following is a discussion of the various investments of and techniques employed by the Intermediate Bond and Blue Chip Master Portfolios and the Asset Allocation Fund.

While each Master Portfolio and the Asset Allocation Fund strives to attain its respective investment objective, there can be no assurance that it will be able to do so.

THE INTERMEDIATE BOND FUND

The investment objective of the Intermediate Bond Fund is to obtain interest income and capital appreciation. The Fund seeks its objective by investing in investment grade intermediate and longer-term bonds, including corporate and governmental fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents. Assets of the Intermediate Bond Fund are invested in the Intermediate Bond Master Portfolio, which has the same investment objective as the Intermediate Bond Fund. Under normal circumstances, at least 65% of the Intermediate Bond Master Portfolio's net assets will be invested in bonds.

Investment grade bonds are bonds that are rated within the four highest ratings categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) While bonds rated BBB or Baa are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Intermediate Bond Master Portfolio may invest. Corporate bonds will be diversified by investment in bonds issued by different companies in different industries.

Under normal market and interest rate conditions, the investment adviser expects that the Intermediate Bond Master Portfolio's average portfolio duration generally will be approximately the same as the Lehman Brothers Intermediate Government/Corporate Bond Index. This means that the Intermediate Bond Fund's net asset value fluctuation is expected to be similar to the price fluctuation of the Lehman Brothers Intermediate Government/Corporate Bond Index. Unlike maturity, which indicates when the security repays principal, "duration" incorporates the cash flows of all interest and principal payments and the proceeds from calls and redemptions over the life of the security. These payments are multiplied by the number of years over which they are received to produce a value that is expressed in years (i.e., duration). In addition, under normal market and interest rate conditions, the investment adviser expects that the Fund's average portfolio maturity will be between three and six years.

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Fed-eral National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMAC") securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Intermediate Bond Master Portfolio will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown of principal resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

The Intermediate Bond Master Portfolio may invest in GNMA Certificates. These are mortgage-backed debt securities representing fractional ownership of a pool of mortgage loans. They are issued by lenders (such as savings and loan associations, commercial banks and mortgage bankers) approved by the Federal Housing Administration which meet criteria imposed by GNMA. The lender assembles a specified pool of mortgage loans, all of which are insured by the Federal Housing Administration or the Farmers' Home Administration, and applies to GNMA for approval of the pool. Upon approval, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA certificates secured by the mortgage loans in the pool.

GNMA Certificates usually bear a nominal rate of interest equal to the effective rate on the mortgage loans in the pool less .5%, which is the fee charged by the issuer and GNMA. The actual yield on the Intermediate Bond Master Portfolio's investments, calculated by dividing the interest payments by the purchase price for the GNMA Certificate, may differ significantly from the nominal interest rate. This difference is due to variations in the lives of the mortgages in the pool and to the impossibility of anticipating the effective interest rate at which future principal payments might be reinvested.

GNMA Certificates have in the past provided higher yields than direct investments in U.S. Treasury obligations, although there is no assurance they will continue to do so in the future.

If mortgage loans in the pool are prepaid (because of either voluntary prepayments, which are more likely during periods of falling interest rates, or because of foreclosure), the principal payments are passed through to the Certificate holders. Because of these prepayments, the life of a GNMA Certificate may be substantially shorter than the time remaining until maturity of the mortgages in the pool.

As opposed to bonds, where principal is normally returned in a lump sum at maturity, the principal underlying a GNMA Certificate is paid back over the life of the loan. The Intermediate Bond Master Portfolio will purchase GNMA Certificates known as "modified pass-through" certificates, on which timely payment of principal and interest is guaranteed. The Intermediate Bond Master Portfolio may also purchase "variable rate" GNMA Certificates, which are backed by pools of variable rate mortgages, as well as other types of Certificates that are backed by GNMA's guarantee.

The Intermediate Bond Master Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of such securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.

The two principal classifications of Municipal Securities which may be held by the Intermedi-ate Bond Master Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Intermediate Bond Master Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Intermediate Bond Master Portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Interest income is expected to be the primary basis for investment return from an investment in the Intermediate Bond Master Portfolio and capital appreciation the secondary basis. The Intermediate Bond Master Portfolio will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Intermediate Bond Master Portfolio will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the ability to achieve capital appreciation is limited.

The value of the securities held in the Intermediate Bond Master Portfolio will tend to vary inversely with changes in prevailing interest rates. When, in the evaluation of Bank of America, there is a high probability that there will be a decline in the bond market, up to 75% of the net assets of the Intermediate Bond Master Portfolio may be held in cash equivalents as a temporary defensive strategy. To the extent that the Intermediate Bond Master Portfolio invests in cash equivalents, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Cash equivalents include the following short-term, interest-bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P.

THE BLUE CHIP FUND

The investment objective of the Blue Chip Fund is long-term capital appreciation through investment in blue chip stocks. Assets of the Blue Chip Fund are invested in the Blue Chip Master Portfolio, which has the same investment objective as the Blue Chip Fund. The Blue Chip Master Portfolio invests substantially all of its assets in stocks included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index. The Blue Chip Master Portfolio will hold approximately 100 stocks. The Blue Chip Master Portfolio expects that under normal market conditions at least 80% of its net assets will be invested in blue chip stocks and the other 20% may be invested in cash equivalent securities of the type permitted to be held by the Intermediate Bond Master Portfolio (other than asset-backed securities). The Blue Chip Master Portfolio may make other investments as described more fully below under "Other Investment Practices."

THE ASSET ALLOCATION FUND

The investment objective of the Asset Allocation Fund is to obtain long-term growth from capital appreciation and dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

Investments in equity securities will generally be limited to common stocks of the same type in which the Blue Chip Master Portfolio invests. Bonds acquired by the Asset Allocation Fund will be the same type of investment grade corporate and governmental obligations, mortgage-backed securities and Municipal Securities acquired by the Intermediate Bond Master Portfolio. Unrated securities will be purchased only if Bank of America determines they are of comparable quality to the rated securities in which the Asset Allocation Fund may invest. Cash equivalents are short-term, interest-bearing instruments of the type permitted to be held by the Intermediate Bond Master Portfolio. Under normal market conditions at least 25% of the Asset Allocation Fund's total assets will be invested in fixed-income senior securities and no more than 35% of the Asset Allocation Fund's net assets will be invested in mortgaged-backed securities. The Asset Allocation Fund may make other investments as described more fully below under "Other Investment Practices."

SPECIAL CONSIDERATIONS

IN GENERAL. Monies invested in the Funds are not insured deposits and are subject to certain risks. Since each of the Portfolios will invest in different types of investments, investment risks will vary depending on the Fund or Funds chosen by a Participant. Before investing, a Participant should assess the risks associated with the types of investments made by the Intermediate Bond and Blue Chip Master Portfolios and the Asset Allocation Fund.

MASTER-FEEDER STRUCTURE. The Intermediate Bond and Blue Chip Funds are open-end investment portfolios that seek to achieve their respective investment objectives by investing all of their investable assets in each Fund's respective Master Portfolio which has the same investment objective. Such Funds may withdraw their investment in the particular Master Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of a Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of that Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to its Master Portfolio. See "Expense Summary," "Fund Investments" and "The Business of Funds -- Fund Management" for a description of this investment objective and the investment policies, restrictions, management and expenses of the Intermediate Bond and Blue Chip Funds and their respective Master Portfolios.

The Master Portfolios are separate series of Master Investment Trust, Series I (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Intermediate Bond and Blue Chip Funds and other entities that may invest in the Master Portfolios from time to time (e.g., other investment companies and commingled trust funds) will each be liable for all obligations of their respective Master Portfolios. However, the risk of a Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by reason of that Fund's investing in the corresponding Master Portfolio. As stated below, the investment objective of a Fund and the corresponding Master Portfolio is a fundamental policy and may not be changed, in the case of a Fund, without the vote of its shareholders or, in the case of the Master Portfolio, without the vote of its interestholders. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could result in a Fund's withdrawal of its investment in the Master Portfolio, and in increased costs and expenses for the Fund. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and its corresponding Fund, such as decreased economies of scale and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in a Master Portfolio will cause the Master Portfolio to terminate automatically in 120 days unless a Fund and any other investors in that Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors of the Company would need to consider alternative arrangements for that Fund, such as those described above. When a Fund is required to vote as a shareholder of a Master Portfolio, current regulations provide that in those circumstances a Fund may either seek instructions from its security holders with regard to the voting of such proxies and vote such proxies in accordance with such instructions, or the Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio. The policy of the Intermediate Bond and Blue Chip Funds, and other similar investment companies, to invest their investable assets in trusts such as the Master Portfolios is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

There may also be other investment companies through which you can invest in a Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund and which may therefore have different performance results than that Fund. Information concerning whether an investment in a Master Portfolio may be available through another entity investing in a Master Portfolio may be obtained by calling 800-323-9919.

PORTFOLIO TRANSACTIONS. Investment decisions for the Portfolios are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by the Portfolio.

In allocating purchase and sale orders for investment securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of shares of the Funds by broker-dealers and other financial institutions (including affiliates of Bank of America and the Funds' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to the particular Portfolio are not less favorable than what they would be with any other unaffiliated qualified firm.

PORTFOLIO TURNOVER. The Intermediate Bond Master Portfolio's and the Asset Allocation Fund's investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in payment of more dealer mark-ups and mark-downs than would otherwise be the case. Higher portfolio turnover rates can also result in corresponding increases in brokerage commissions and other transaction costs. The investment adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Portfolios consistent with its investment objective and policies. For further information concerning portfolio turnover, see the Statement of Additional Information.

Since all SRF shareholders are tax exempt, no significant tax consequences result from portfolio turnover.

OTHER INVESTMENT PRACTICES

SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. A Portfolio may not invest in instruments or securities issued by Bank of America or any of its affiliates.

OPTIONS. A Portfolio may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Portfolio (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect a Portfolio's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Portfolio may not write put options but may write fully covered call options as long as the Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Portfolio.

FUTURES. The Asset Allocation Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options) as a hedge against anticipated fluctuations or changes resulting from relevant market conditions in the values of the securities held by the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. Similarly, the Intermediate Bond Master Portfolio may purchase and sell interest rate futures contracts (as well as purchase related options) and the Blue Chip Master Portfolio may purchase and sell stock index futures contracts (as well as purchase related options).

A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. A Portfolio may not purchase or sell a futures contract and purchase related options unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of the Portfolio's total assets (after taking into account certain technical adjustments).

VARIABLE RATE INSTRUMENTS. A Portfolio may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand of the investing Portfolio, master demand notes may not be marketable. Consequently, the ability to redeem such notes depends on the borrower's ability to pay, which will be continuously monitored by Bank of America. Such notes will be purchased only from domestic corporations that either: (a) are rated Aa or better by Moody's or AA or better by S&P; (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or the equivalent by another nationally recognized statistical rating organization ("NRSRO"); (c) are backed by a bank letter of credit; or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, a Portfolio may invest in securities issued by other investment companies whose investment objectives are consistent with those of the Portfolio and money market funds advised by Bank of

America. No more than 10% of the value of each Portfolio's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company; except that, with respect to the investment in a money market mutual fund advised by Bank of America, a Portfolio is permitted to invest the greater of 5% of its net assets or $2.5 million. In addition, the Portfolios may each hold no more than 3% of the outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

REPURCHASE AGREEMENTS. A Portfolio may enter into repurchase agreements. Under these agreements, the Portfolio will acquire securities from either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent by another NRSRO, or a registered broker-dealer, and the seller will agree to repurchase such securities within a specified time at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Repurchase agreements maturing in more than seven days are considered to be illiquid investments and investment in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of a Portfolio. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the particular Portfolio's custodian or its agent will have physical possession of the securities or the securities will be transferred to such Portfolio's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement. If the other party to a repurchase agreement defaults, a Portfolio may incur a loss if the value of the securities securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities collateralizing the repurchase agreement by the Portfolio may be delayed or denied.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements. Under these arrangements, the Portfolio will sell a security held by the Portfolio to either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's, or the equivalent by another NRSRO, or a registered broker-dealer, with an agreement to repurchase the security at an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Portfolio's outstanding shares.

SECURITIES LENDING. In order to earn additional income, a Portfolio may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company or the particular Portfolio. If the broker-dealer should become bankrupt, however, the Portfolio could experience delays in recovering its securities. A securities loan will be made only when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by a Portfolio exceeds

10% of its total assets. Securities loans will be fully collateralized.

ASSET-BACKED SECURITIES. The Intermediate Bond Master Portfolio and the Asset Allocation Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of consumer loans or receivables by individuals, and the certificate holder generally has no recourse to the entity that originated the loan or receivables. The underlying loans or receivables may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by a Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying pool of loans or receivables and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Portfolio experiencing difficulty in valuing or liquidating such securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Intermediate Bond Master Portfolio and Asset Allocation Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Intermediate Bond Master Portfolio and Asset Allocation Fund will set aside in a segregated account cash or liquid securities equal to the purchase price of any when-issued or forward commitment transactions. A Portfolio's when-issued purchases and forward commitments will not exceed 25% of the value of such Portfolio's total assets absent unusual market conditions. The Intermediate Bond Master Portfolio and Asset Allocation Fund intend to engage in when-issued purchases and forward commitments only in furtherance of their respective investment objectives and not for speculative purposes.

FOREIGN SECURITIES. Subject to its investment objective and policies, a Portfolio may invest up to 25% of its net assets (at the time of purchase) in securities of foreign issuers that may or may not be publicly traded in the United States, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). The Portfolios purchasing these secu-rities may be subjected to additional risks associated with the holding of property abroad, such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in a Portfolio. In addition, securities of some foreign companies are less liquid, and their prices more volatile than domestic companies, there may be less publicly available information about foreign companies, and foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

FUNDAMENTAL LIMITATIONS

The investment objective of each Fund and Master Portfolio may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund or of the outstanding interests of the Master Portfolio, respectively, as defined in the 1940 Act. Policies requiring such a vote to effect a change are known as "fundamental." A number of the other fundamental investment limitations are summarized below.

Neither the Funds nor the Master Portfolios may:

1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

2. Make loans to other persons, except that it may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of its net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of its total assets, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of its total assets; or

3. Purchase or sell commodities contracts, except that it may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of its total net assets, and
   (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of its total assets.

If a percentage restriction is satisfied at the time of investment, a later increase or decrease in percentage resulting from a change in values will not constitute a violation of that restriction.

A complete list of fundamental investment limitations is set out in full in the Statement of Additional Information.

================================================================================
                          HOW TO INVEST IN SRF SHARES

ELIGIBILITY FOR ADMISSION

Only Eligible Retirement Accounts are qualified to invest in SRF Shares. Eligible Retirement Accounts are accounts which were open prior to the Reorganization Date, have remained open continuously since that date and meet one of the following descriptions:

- Individual Retirement Accounts ("IRAs") that are exempt under Section 408(e) and are maintained in conformity with Section 408(a) of the Internal Revenue Code of 1986, as amended (the "Code"), including a) rollover accounts and Simplified Employee Pension Plans ("SEP Plans") for which Bank of America's Northwest Division or one of its affiliates, serves as custodian , b) IRAs opened after the Reorganization Date under a SEP Plan that was open as of the Reorganization Date and has remained open continuously since that date ("Eligible IRAs") or c) IRAs opened prior to the Reorganization Date via a signed transfer or rollover notification indicating a pending purchase of SRF Shares of the Intermediate Bond, Blue Chip or Asset Allocation Fund of the Company, and

- Qualified pension or profit sharing trusts that are exempt under Section 501(a) and that are maintained in conformity with Section 401(a) of the Code, including a) corporate pension or profit-sharing trusts, b) pension or profit sharing trusts benefiting one or more self-employed individuals (generally referred to as H.R. 10 or Keogh plans), or c) accounts opened for new participants in a qualified pension or profit-sharing trust that was open as of the Reorganization Date and has remained open continuously since that date ("Eligible Pension or Profit Sharing Trusts").

Maintenance of Eligible Retirement Account status is a prerequisite to all transactions with the Company described below with respect to SRF Shares.

ADDITIONAL CONTRIBUTIONS OR TRANSFERS INTO
ELIGIBLE RETIREMENT ACCOUNTS

Additional contributions or transfers into an Eligible Retirement Account can be made by using a form available from any Bank of America or Bank of America, Northwest Division branch or by calling 1-800-323-9919 in Washington and Alaska, or 1-800-441-8379 in Idaho. The completed form can be returned in person at any branch or be mailed in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002, or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007.

There is no minimum requirement for additional contributions or transfers. All assets will be invested in full and fractional SRF Shares at a purchase price equal to the net asset value per share determined at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) following receipt by the Company of a shareholder's satisfactorily completed investment instructions and payment. See "Valuation of Shares." Investments are subject to determination by the Company that the investment instruction form has been properly completed.

Certificates representing shares will not be issued. All SRF Shares purchased are confirmed by mail to the shareholder and are credited to the account of the shareholder on the Company's books. The Company reserves the right in its sole discretion to (i) suspend the availability of its SRF Shares and (ii) reject investment instructions when, in the judgment of the Board of Directors, such suspension or rejection is in the best interest of the Company.

Each Fund's SRF Shares are sold on a continuous basis by the Distributor. The Distributor is an indirect wholly owned subsidiary of BISYS, and is located at 3435 Stelzer Road, Columbus, OH 43219.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of the Intermediate Bond Fund and Blue Chip Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments in the corresponding Master Portfolio that are allocable to each Fund. Dividends from the Intermediate Bond Fund's net investment income are declared monthly and paid within five business days after the end of each month. Dividends from the Blue Chip Fund's and Asset Allocation Fund's net investment income are declared quarterly and paid within five business days after the quarter end. A Fund's net realized capital gains (if any) are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in additional SRF Shares of the Fund for which the dividend or distribution was declared.

================================================================================
                            REDEMPTION OF SRF SHARES

All or a portion of the SRF Shares held in a Fund can be redeemed (sold) at any time. Redemptions may be effected by writing in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002 or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007.

The redemption price will be the net asset value per share next determined following receipt by the Company of a shareholder's satisfactorily completed instructions. See "Valuation of SRF Shares." The value of an SRF Share upon redemption may be more or less than the value when purchased, depending upon the net asset value of an SRF Share of the Fund at the time of the redemption. Redemptions are subject to determination by the Company that the investment instruction form or the redemption request and other distribution documents, if any, are complete. While payment for SRF Shares redeemed normally will be made in cash, if conditions exist making payment in cash undesirable, the Company may make payment for the SRF Shares redeemed wholly or partly in securities or other property of the Fund.

Payment for SRF Shares redeemed will normally be made to the custodian of the shareholder within one business day of receipt by the Company of redemption instructions, but in no event will payment be made more than seven days after receipt of redemption instructions except in the circumstances described below. The payment may be delayed or the right of redemption suspended at a time when
(a) trading on the Exchange is restricted or the Exchange is closed, for other than customary weekends and holidays, (b) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

================================================================================
                              EXCHANGE PRIVILEGES

The following exchange privileges are available for Eligible Retirement
Accounts:

1. SRF Shares held in any Fund may be exchanged for SRF Shares of any other
   Fund;

2. SRF Shares held in any Fund may be exchanged for A Shares in any other taxable, non-money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charge otherwise applicable on sales of A Shares ("Eligible Exchange Shares");

3. SRF Shares or Eligible Exchange Shares may be exchanged for Pacific Horizon Shares of the Pacific Horizon Prime Fund;

4. Eligible Exchange Shares may be further exchanged for A Shares in any taxable, non-money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charges otherwise applicable, or for SRF Shares offered by a Fund; and

5. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving spouse is the beneficiary may continue to be exchanged for SRF Shares or A Shares as described above.

The following transactions are examples of transactions that will interrupt the maintenance of Eligible Retirement Account status for a Participant's account and will terminate the account's ability to engage in the exchange privileges described above.

1. SRF Shares or Eligible Exchange Shares held in an Eligible Pension or Profit Sharing Trust or a SEP IRA, which are transferred by the Participant into a personal rollover IRA, will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares;

2. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving beneficiary upon transfer out of the decedent's account is other than the Participant's spouse will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares; and

3. SRF Shares or Eligible Exchange Shares which are liquidated in their entirety by the Participant into a Certificate of Deposit will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares.

Exchanges may be effected by phone or by writing in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002, or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007. To make an exchange by phone, call 1-800-323-9919 in Washington and Alaska, or 1-800-441-8379 in Idaho.

The Company may act upon the instruction of any person, by telephone, representing himself or herself to be a shareholder and reasonably believed by the Company to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense caused by acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable, including requesting certain personal or account information to confirm the identity of the shareholder. If a Shareholder should experience difficulty in contacting the Company to place telephone exchanges, for example, because of unusual market activity, shareholders are urged to consider sending exchange requests in writing. Calls may be recorded for the shareholder's protection. As a result of this telephone exchange policy, the shareholder will bear the risk of loss, if any, resulting from telephone instructions of a person reasonably believed to be a shareholder. During times of severe market or economic changes, telephone exchanges may be difficult to implement. Therefore, it is recommended that you send your exchange requests in writing.

Any exchange will be based on the respective net asset values of the shares involved next determined after receipt by the Company of a shareholder's instructions for an exchange, subject to any applicable front-end sales load as discussed above.

The Company reserves the right to reject any exchange request, and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

================================================================================
                              AUTOMATIC CONVERSION

SRF shares of a Fund will automatically convert to A Shares of the same Fund on the third anniversary of the Reorganization Date. The conversion from SRF Shares to A Shares will take place at net asset value, as a result of which a shareholder will receive the same value of A Shares of a Fund as the shareholder had of SRF Shares.

================================================================================
                            VALUATION OF SRF SHARES

Net asset value per share is determined separately for each class of shares of a Fund by dividing the total value of the assets of the Fund attributable to a particular class of shares, less any liabilities of the Fund attributable to such class, by the number of outstanding shares of the class. Net asset value is determined as of the end of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on days the Exchange is open, or at such other time as may be determined by the Board of Directors each day on which such value must be determined in accordance with the 1940 Act.

The Master Portfolios' and the Asset Allocation Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Master Portfolios or Asset Allocation Fund, as appropriate, pursuant to procedures adopted by the Master Portfolios' Board of Trustees or the Asset Allocation Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information.

================================================================================
                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Pacific Horizon Funds, Inc. are managed under the general supervision of its Board of Directors. Information about the Directors and Officers of the Company and about the Trustees and Officers of the Master Trust is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS

                               INVESTMENT ADVISER

Bank of America serves as Investment Adviser of the Portfolios. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 foreign countries and territories.

In separate advisory agreements with the Master Trust and the Company (collectively, the "Advisory Agreements"), Bank of America has agreed to manage the Portfolios' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Portfolios' securities. The Advisory Agreements also provide that Bank of America may: 1) in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America and 2) employ a sub-adviser provided that Bank of America remains fully responsible to the Portfolios for the acts and omissions of the sub-adviser.

Since March 1996, portfolio management services for the Intermediate Bond Master Portfolio have been conducted by an investment committee of the Fixed Income Division of the Investment Management Services Group of Bank of America, and no one person is primarily responsible for making recommendations to that committee.

Bank of America Illinois' Investment Advisors Division is responsible for the day-to-day investment activities of the Blue Chip Master Portfolio. The investment management team is headed by James Miller, Executive Vice President and Chief Investment Officer of BofA Illinois (a wholly owned subsidiary of BankAmerica Corporation). Mr. Miller has been the Blue Chip Master Portfolio's manager since May 1995 and has been associated with BofA Illinois Investment Management (and its predecessor Continental Bank) since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former Director of the Investment Analysts Society of Chicago.

The Asset Allocation Committee of Bank of America's Global Investment Management Division establishes general parameters for the selection of securities for the Asset Allocation Fund. Robert Pyles, Senior Vice President and Director of Equity, and Steven L. Vielhaber are primarily responsible for the selection of particular securities for the equity and fixed-income portions, respectively, of the Asset Allocation Fund. Mr. Pyles has been the Asset Allocation Fund's manager since November 1994 and has been associated with Bank of America's Northwest Division and its predecessor since 1976. Mr. Pyles also manages mutual fund managers for the Pacific Horizon Capital Income Fund and currently manages various common trust, employee benefit and individual accounts for Bank of America. Mr. Vielhaber has been the Asset Allocation Fund's manager since April 1994 and has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisers since 1990, and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.

Effective upon the Reorganization Date, Bank of America is entitled to receive a fee at the annual rate of 0.30%, 0.50% and 0.40% of each of the Intermediate Bond Master Portfolio's, Blue Chip Master Portfolio's and Asset Allocation Fund's respective average daily net assets for the services provided and expenses assumed under the Advisory Agreements. These amounts may be reduced pursuant to undertakings by Bank of America. (See the information below under "Fee Waivers.") Prior to the Reorganization Date, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.45%, 0.75% and 0.55% of each of the Intermediate Bond Master Portfolio's, Blue Chip Master Portfolio's and Asset Allocation Master Portfolio's respective average daily net assets. During the fiscal year ended February 28, 1997, the Intermediate Bond , Blue Chip and Asset Allocation Master Portfolios paid Bank of America advisory fees at an effective annual rate of 0.17%, 0.48%, and 0.16% of such Master Portfolios' respective average daily net assets, and Bank of America waived a portion of its fee at an effective annual rate of 0.28%, 0.27% and 0.39% of such Master Portfolios' respective average daily net assets. For the same period, Bank of America also reimbursed a portion of the operating expenses with respect to the Intermediate Bond Fund. During the fiscal year ended February 28, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Services Plan, as described under "Plan Payments," and may receive fees charged directly to their accounts in connection with investments in shares of the Funds.

                                 ADMINISTRATOR

BISYS, through its wholly-owned subsidiary BISYS Fund Services, L.P., serves as Administrator of the Funds and the Master Portfolios. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219-3035, respectively. Prior to November 1, 1996, Concord Holding Corporation ("Concord"), an indirect, wholly owned subsidiary of BISYS, served as Administrator of the Funds and the Master Portfolios.

Under its administration agreements with the Company and the Master Trust, BISYS has agreed to: pay the costs of maintaining the offices of the Company and the Master Portfolios; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services and clerical services; coordinate the preparation of reports to shareholders of the Funds, interestholders of the Master Portfolios and the Securities and Exchange Commission; prepare tax returns; maintain the registration or qualification of each Fund's shares for sale under state securities laws; maintain books and records of the Funds and the Master Portfolios; calculate the net asset value of the Funds and the Master Portfolios; calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the operations of the Funds and the Master Portfolios.

For its services as administrator, BISYS is entitled to receive administration fees at the annual rate of 0.15% of each of the Intermediate Bond, Blue Chip and Asset Allocation Fund's respective average daily net assets. BISYS is entitled to receive an administration fee from the Intermedi-ate Bond Master Portfolio's and Blue Chip Master Portfolio's net assets, at an annual rate of 0.05% of each such Master Portfolio's average daily net assets. These amounts may be reduced pursuant to undertakings by BISYS. (See the information below under "Fee Waivers.") Prior to the Reorganization Date, Concord or BISYS was entitled to receive an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets. For the fiscal year ended February 28, 1997, the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio and Asset Allocation Master Portfolio paid Concord and BISYS administration fees at an effective annual rate of 0.02%, 0.03% and 0.01% of such Master Portfolios' respective average daily net assets, and Concord and BISYS waived a portion of its fee at an effective annual rate of 0.03%, 0.02% and 0.04% of such Master Portfolios' respective average daily net assets. For the same period, Concord and BISYS waived their entire administration fee payable by the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund. During the fiscal year ended February 28, 1997, Concord and/or BISYS also reimbursed a portion of the operating expenses with respect to the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund.

Pursuant to the authority granted in the administration agreements, BISYS or a subcontractor has entered into agreements with PFPC, Inc. ("PFPC") under which PFPC (and an offshore affiliate of PFPC) provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services to the Funds and the Master Portfolios. The Funds and the Master Portfolios bear all fees and expenses charged by PFPC for these services.

                                  DISTRIBUTOR

Each Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. The Distributor is an indirect, wholly-owned subsidiary of BISYS and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania, 19103 serves as the Custodian of the Funds and the Master Portfolios. BISYS Fund Services, Inc., a wholly-owned subsidiary of BISYS, is the transfer and dividend disbursing agent for each of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035. BISYS has entered into a sub-transfer agent agreement with Bank of America's Northwest Division under which Bank of America's Northwest Division provides certain transfer agency services to SRF Shares of the Funds.

FEE WAIVERS

Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers. Periodically, during the course of each Fund's fiscal year, Bank of America and other service providers may prospectively choose not to receive fee payments and/or may assume certain expenses of the Funds or Master Portfolios as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. However, the service providers retain the ability to discontinue such fee waivers and/or expense reimbursements at any time.

================================================================================
                                TAX INFORMATION

During its most recent taxable year, each Fund qualified separately as a "regulated investment company" under the Code, and each Fund intends that it will so qualify in future years as long as such qualification is in the best interests of its shareholders. As a result of this qualifica-tion, each Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. It is expected that the Master Portfolios will not be subject to federal income taxes. Each Master Portfolio intends to qualify as a partnership (or other pass-through entity) for federal income tax purposes. As such, the Master Portfolios are not subject to tax, and the Intermediate Bond Fund and Blue Chip Fund will be treated for federal income tax purposes as recognizing a pro rata share of their corresponding Master Portfolio's income and deductions and owning a pro rata share of their corresponding Master Portfolio's assets. The Intermediate Bond Fund's and Blue Chip Fund's status as regulated investment companies is dependent on, among other things, their corresponding Master Portfolio's continued qualification as a partnership (or other pass-through entity) for federal income tax purposes.

For federal income tax purposes, income earned by each Fund will not be taxable to the Eligible Retirement Accounts that are its shareholders or to Participants until a Participant receives, or is deemed under federal tax law to have received, a distribution from the Participant's Eligible Retirement Account. A distribution from the Participant's Eligible Retirement Account is a payment or a deemed payment from the Eligible Retirement Account to the Participant. A withdrawal by an Eligible Retirement Account from a Fund is a payment by the Fund to a shareholder in redemption of shares of the Company. Therefore, withdrawals from a Fund can be made at any time by an Eligible Retirement Account without penalty and without the amount withdrawn being subject to federal income tax.

================================================================================
                             MEASURING PERFORMANCE
 EACH FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN,
  AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND
                  IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of a Fund over a specified 30-day period.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return assume dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares and include the maximum front-end sales charge for A Shares. Each Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

Each Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

Each Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; IBC Financial Data, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. Each Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

================================================================================
                             DESCRIPTION OF SHARES
 THE COMPANY IS A MARYLAND CORPORATION THAT WAS ORGANIZED ON OCTOBER 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO 400 BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of : 100 million shares of Class M Common Stock, 100 million shares of Class M--Special Series 3 Common Stock, 100 million shares of Class M--Special Series 5 Common Stock and 100 million shares of Class M--Special Series 7 Common Stock, representing interests in the Intermediate Bond Fund; 100 million shares of Class N Common Stock, 100 million shares of Class N--Special Series 3 Common Stock, 100 million shares of Class N--Special Series 5 Common Stock and 100 million shares of Class N--Special Series 7 Common Stock, representing interests in the Blue Chip Fund and 100 million shares of Class O Common Stock, 100 million shares of Class O--Special Series 3 Common Stock, 100 million shares of Class O-- Special Series 5 Common Stock and 100 million shares of Class O--Special Series 7 Common Stock, representing interests in the Asset Allocation Fund; and additional classes of shares representing interests in other investment portfolios of the Company. Class M, N and O Common Stock represent the "A" Shares, Class M, N and O-- Special Series 3 Common Stock represent "M" Shares, Class M, N and O--Special Series 5 Common Stock represent the "K" Shares and Class M, N and O--Special Series 7 Common Stock represent the "SRF" Shares. As of the date of this Prospectus, M Shares have not been offered to the public. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class M Common Stock, Class M--Special Series 3 Common Stock, Class M--Special Series 5 Common Stock, Class M--Special Series 7 Common Stock, Class N Common Stock, Class N--Special Series 3 Common Stock, Class N--Special

Series 5 Common Stock, Class N--Special Series 7 Common Stock, Class O Common Stock, Class O--Special Series 3 Common Stock, Class O--Special Series 5 Common Stock or Class O--Special Series 7 Common Stock) into one or more series. This Prospectus relates primarily to the Funds' SRF Shares. For more information about the Funds' A and K Shares or about the Company's other portfolios, contact the Company at the telephone number listed on the cover page of this Prospectus.

SRF Shares are offered for investment by Eligible Retirement Accounts and are neither subject to a front-end sales charge nor a contingent deferred sales charge. SRF Shares will automatically convert to A Shares on the third anniversary of the Reorganization Date. A Shares are sold to investors choosing the front-end sales charge alternative unless an exemption to the sales charge is otherwise available, which is the case for Eligible Retirement Accounts. A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. K Shares are neither subject to a front-end sales charge nor a contingent deferred sales charge. K Shares, however, are sold only to: (a) businesses and other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Fund of the Company or a Time Horizon Fund and subsequent purchases into an IRA rollover account, so long as the original IRA rollover account remains open on the Company's books; (d) accounts under Section 403 (b)(7) of the Code, (e) deferred compensation plans under Section 457 of the Code and (f) certain other retirement plans.

A Shares, K Shares and SRF Shares each have certain purchase, redemption and exchange privileges. Additionally, A Shares and K Shares have certain shareholder services, such as TeleTrade, an automatic investment program, an automatic withdrawal plan, a directed distribution plan and a direct deposit program.

The three class of shares in the Funds which are publicly offered represent interests in the same portfolio of investments of the particular Fund, have the same rights and are identical in all respects except (a) SRF Shares and A Shares bear the expenses of their respective Shareholder Services Plans; and (b) K Shares bear the expenses of a Distribution Plan and/or Administrative and Shareholder Services Plan.

Except as noted below, shares representing interests in the Funds are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the particular Fund upon liquidation. The net income attributable to SRF, A and K Shares and the dividends payable on such Shares will be reduced by the amount of the: (a) Shareholder Services Plan fees attributable to SRF Shares and A Shares, respectively, (b) Distribution Plan fees and/or Administrative and Shareholder Services Plan fees attributable to K Shares, respectively, and (c) the incremental expenses associated with such Plans. SRF, A and K Shares may have different performance results due to sales charges and other expenses attributable to distribution and/or shareholder servicing plans applicable with respect to a particular share class.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Fund shares have cumulative voting rights to the extent that may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). Only holders of SRF Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to SRF Shares; only holders of A Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Shareholder Services Plan attributable to A Shares and only holders of K Shares will be entitled to vote on matters submitted to a vote of shareholders relating to the Distribution Plan and Administrative and Shareholder Services Plan attributable to K Shares. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

The Funds do not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Funds will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

================================================================================
                                 PLAN PAYMENTS
   THE COMPANY HAS ADOPTED SEPARATE SHAREHOLDER SERVICES PLANS (THE "PLANS")
                          FOR SRF SHARES AND A SHARES

The Company has adopted separate Shareholder Services Plans for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under a particular Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the respective average daily net assets of such Fund's SRF Shares or A Shares, as appropriate. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1997, the Intermediate Bond, Blue Chip and Asset Allocation Funds paid the Distributor shareholder servicing fees under the Shareholder Services Plan with respect to the Funds' A Shares at an effective annual rate of 0.16%, 0.25% and 0.25% of such Funds' respective average daily net assets, and the Distributor waived a portion of its fee with respect to the Intermediate Bond Fund at an effective annual rate of 0.09% of such

Fund's average daily net assets. During the same period, no SRF Shares were offered by the Company.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the particular Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

================================================================================
                                   APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to
B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA" -- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA" -- judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A" -- deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is considered to be investment grade and is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

52-9160REV697
SEA-0012

                          PACIFIC HORIZON MUTUAL FUNDS


                               SRF SHARES OF THE
                             INTERMEDIATE BOND FUND

                                 BLUE CHIP FUND

                             ASSET ALLOCATION FUND

                                   PROSPECTUS

                                 June 24, 1997



                                NOT FDIC INSURED

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")

                       STATEMENT OF ADDITIONAL INFORMATION


                                       FOR
                          NATIONAL MUNICIPAL BOND FUND
                         CALIFORNIA TAX-EXEMPT BOND FUND
                             AGGRESSIVE GROWTH FUND
                         U.S. GOVERNMENT SECURITIES FUND
                               CAPITAL INCOME FUND
                             INTERMEDIATE BOND FUND
                                 BLUE CHIP FUND
                              ASSET ALLOCATION FUND
                               CORPORATE BOND FUND
                            INTERNATIONAL EQUITY FUND
                           SHORT-TERM GOVERNMENT FUND

                                 June 24, 1997

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE COMPANY................................................................  3
INVESTMENT OBJECTIVES AND POLICIES.........................................  4
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................. 67
ADDITIONAL INFORMATION CONCERNING TAXES.................................... 78
MANAGEMENT................................................................. 85
GENERAL INFORMATION....................................................... 142
Appendix A.................................................................A-1
Appendix B.................................................................B-1

         This Statement of Additional Information applies to A Shares of the Pacific Horizon Short-Term Government Fund, A and K Shares of the Pacific Horizon Aggressive Growth Fund, Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Capital Income Fund, Pacific Horizon National Municipal Bond Fund, Pacific Horizon California Tax-Exempt Bond Fund, Pacific Horizon
Corporate Bond Fund, Pacific Horizon Asset Allocation Fund, Pacific Horizon International Equity Fund (collectively, the "Non-Feeder Funds"), Pacific Horizon Intermediate Bond Fund, and Pacific Horizon Blue Chip Fund, (collectively, the "Feeder Funds" and, collectively with the Non-Feeder Funds, the "Funds") of Pacific Horizon Funds, Inc. This Statement of Additional Information also applies to SRF Shares of the Pacific Horizon Intermediate Bond Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund. The Master Portfolios corresponding to the Intermediate Bond Fund and Blue Chip Fund, are referred to individually as the "Intermediate Bond Master Portfolio" and "Blue Chip Master Portfolio," respectively, and collectively as the "Master Portfolios," and collectively with the Non-Feeder Funds, the "Portfolios." The Company and Master Investment Trust, Series I ("Master Trust I"), are collectively referred to herein as the "Companies." This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated June 24, 1997, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in A, K or SRF Shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to Pacific Horizon's Funds to which this Statement of Additional Information relates may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                   THE COMPANY

                  The Company was organized on October 27, 1982 as a Maryland corporation. The National Municipal Bond Fund, Aggressive Growth Fund, Intermediate Bond Fund (formerly, Flexible Bond Fund), Blue Chip Fund, Asset Allocation Fund, International Equity Fund and Short-Term Government Fund commenced operations on January 28, 1994, March 31, 1984, January 24, 1994, January 13, 1994, January 18, 1994, May 13, 1996, and August 2, 1996,
respectively. The California Tax-Exempt Bond Fund originally commenced operations on March 30, 1984 as a separate portfolio of Pacific Horizon Tax-Exempt Funds, Inc., which subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Portfolio, Inc. (the "Predecessor California Tax-Exempt Bond Fund"). The Capital Income Fund originally commenced operations on September 25, 1987 as The Total Return Fund (the "Predecessor Capital Income Fund"), a separate portfolio of a Massachusetts business trust named The Horizon Capital Funds. The U.S. Government Securities Fund commenced operations on January 7, 1988, also as a separate portfolio of The Horizon Capital Funds, under the name GNMA Extra Fund (the "Predecessor GNMA Fund" or the "Predecessor U.S. Government Securities Fund"). On January 1, 1989 the Predecessor Capital Income Fund and the Predecessor GNMA Fund changed their names to the Pacific Horizon Convertible Securities Fund and the Pacific Horizon GNMA Extra Fund. In January 1990 these three Predecessor Funds were reorganized as portfolios of Pacific Horizon. On June 28, 1991, the GNMA Extra Fund changed its name to the U.S. Government Securities Fund and on September 16, 1991 the Convertible Securities Fund changed its name to the Capital Income Fund. The Corporate Bond Fund originally commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Corporate Predecessor Fund"). On April 25, 1994 the Corporate Predecessor Fund was reorganized as a separate portfolio of the Company and all of the assets and liabilities of the Corporate Predecessor Fund were transferred to the Corporate Bond Fund.

                  The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios of an open-end, management investment company having the same investment objective as these Funds. Prior to July 1, 1996, September 1, 1996, September 1, 1996 and June 23, 1997, the National Municipal Bond Fund , Corporate Bond Fund, International Equity Fund and Asset Allocation Fund, respectively, invested all of their respective assets in the National Municipal Bond Portfolio of Master Investment Trust, Series, II ("Municipal Master Portfolio"); Corporate Bond Portfolio of Master Trust I ("Corporate Bond Master Portfolio"); International Equity

Portfolio of Master Trust I ("International Equity Master Portfolio") and Asset Allocation Portfolio ("Asset Allocation Master Portfolio") of Master Trust I, which had identical investment objectives. On July 1, 1996, September 1, 1996, September 1, 1996, and June 23, 1997, the National Municipal Bond Fund, Corporate Bond Fund, International Equity Fund and Asset Allocation Fund, respectively, withdrew their respective assets from their respective master portfolios and invested them directly in securities.

                  The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

                  The Prospectus for each Fund describes the investment objective of the Fund to which it applies. Because the investment characteristics of each Feeder Fund will correspond with its respective Master Portfolio, the following is a discussion of the various investments and techniques employed by each Master Portfolio. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS
----------------------

                  The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. The portfolio turnover rate for the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund may be particularly high.

                  For the fiscal years or periods indicated, the portfolio turnover rates for the National Municipal Bond Fund, U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Capital Income Fund, Aggressive Growth Fund, Asset Allocation Fund, International Equity Fund, Short-Term Government Fund, Corporate Bond Fund, Intermediate Bond Master Portfolio and Blue Chip Master Portfolio, were as follows:


==========================================================================================
                                              Year Ended             Year or Period Ended
                                           February 29, 1996          February 28, 1997
------------------------------------------------------------------------------------------
National Municipal Bond Fund(1)                     37%                         12%
------------------------------------------------------------------------------------------
U.S. Government Securities Fund                    137%                         94%
------------------------------------------------------------------------------------------
California Tax-Exempt Bond Fund                     57%                         34%
------------------------------------------------------------------------------------------
Capital Income Fund                                 57%                        124%
------------------------------------------------------------------------------------------
Aggressive Growth Fund                              93%                         99%
------------------------------------------------------------------------------------------
Asset Allocation Fund(2)                           157%                        116%
------------------------------------------------------------------------------------------
International Equity Fund(3)                        N/A                        114%
------------------------------------------------------------------------------------------
Short Term Government Fund(4)                       N/A                         81%
------------------------------------------------------------------------------------------
Corporate Bond Fund(5)                              96%                         59%
------------------------------------------------------------------------------------------
Intermediate Bond Master Portfolio                 172%                         83%
------------------------------------------------------------------------------------------
Blue Chip Master Portfolio                         108%                         91%
==========================================================================================



--------------------

(1) Until July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. Information contained in the chart above includes portfolio turnover of the Municipal Master Portfolio.

(2) Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the above chart relates to the Asset Allocation Master Portfolio.

(3) Until September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. Information contained in the chart above includes the portfolio turnover of the International Equity Master Portfolio. Not annualized for period from May 13, 1996 (inception date) to February 28, 1997.

(4) Not annualized for period from August 2, 1996 (inception date) to February 28, 1997.

(5) Until September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio. Information contained in the chart above includes portfolio turnover of the Corporate Bond Master Portfolio.

                  The increased portfolio turnover rate for the Capital Income Fund and International Equity Fund is a attributed to new issue activity. Subject to the general control of the Company's Board of Directors, and the Master Portfolios' Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Portfolio. Wellington Management Company ("Wellington Management" or the "sub-adviser") serves as the International Equity Fund's sub-adviser. References in this Statement of Additional Information to Bank of America's action
                                       -5-
and responsibilities with respect to the International Equity Fund shall be deemed to include Wellington Management unless the context clearly indicates otherwise.

                  Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of fixed income securities are normally principal transactions without brokerage commissions.

                  For the fiscal years or periods indicated, the Aggressive Growth Fund, Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Intermediate Bond Master Portfolio, National Municipal Bond Fund, International Equity Fund, and Short-Term Government Fund paid the following brokerage commissions:

========================================================================================================================
                                                Year or Period Ended             Year Ended               Year Ended
                                                 February 28, 1997            February 29, 1996       February 28, 1995
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                 $225,515                    $369,002            $631,200
------------------------------------------------------------------------------------------------------------------------
 Capital Income Fund                                   $184,327                    $ 95,126            $207,310
------------------------------------------------------------------------------------------------------------------------
Blue Chip Master Portfolio                             $637,281                    $428,667            $202,817
------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund+                                 $152,270                    $175,960            $152,778
------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Bond                             $0                          $0                  $0
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                             $0                          $0                  $0
Fund
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Master                               $0                          $0                  $0
Portfolio
------------------------------------------------------------------------------------------------------------------------
National Municipal  Bond                               $0                          $0                  $0
Fund++
------------------------------------------------------------------------------------------------------------------------
International Equity Fund+++                           $78,268                    N/A                 N/A
------------------------------------------------------------------------------------------------------------------------
Short-Term Government
Fund++++                                               $0                         N/A                 N/A
========================================================================================================================

--------------------


+ Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above relates to the Asset Allocation Master Portfolio.

++ Until July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. Information contained in the chart above includes brokerage expenses of the Municipal Master Portfolio.

+++ The International Equity Fund commenced operations on May 13, 1996. Until September 1, 1996 the International Equity Fund invested all of its assets in the International Equity Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the International Equity Master Portfolio.

++++     The Short-Term Government Fund commenced operations on August 2, 1996.

                  During the fiscal period ended February 28, 1995, the fiscal years ended February 29, 1996 and February 28, 1997 either the Corporate Bond Master Portfolio, Corporate Bond Fund nor its predecessor fund paid any brokerage commissions. Until September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio.

                  In executing portfolio transactions and selecting brokers or dealers, it is the Portfolios' policy to seek the best overall terms available. The Investment Advisory Agreements between the particular Company and Bank of America and the Sub-Advisory Agreement with Wellington Management on behalf of the International Equity Fund provide that, in assessing the best overall terms available for any transaction, Bank of America or Wellington Management shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Sub-Advisory Agreements authorize Bank of America and Wellington Management (with respect to the International Equity Fund), subject to the approval of the particular Board, to cause a Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America or Wellington Management to the particular Company or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

                  It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a particular Company or any given Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                  Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America or Wellington Management and do not reduce the advisory fee payable to Bank of America or Wellington Management. Such services may be useful to Bank of America or Wellington Management in serving both the Companies, the Portfolios and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America or Wellington Management in carrying out the obligations to the Companies and the Portfolios. In connection with the investment management services with respect to the Portfolios, Bank of America or Wellington Management will not acquire certificates of deposit or other securities issued by them or their affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Companies, the Portfolios, Bank of America, Wellington Management the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

                  A Portfolio may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice only when Bank of America or Wellington Management, in their sole discretion subject to guidelines adopted by the particular Board, believes such practice to be in the interest of the Portfolio.

                  To the extent permitted by law, Bank of America or Wellington Management may aggregate the securities to be sold or purchased on behalf of the Portfolios with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                  The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by Pacific Horizon as of the close of its most recent fiscal year. As of February 28, 1997:

(a) the Treasury Fund held the following securities: Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $125,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $453,423,000; (b) the Government Fund held the following security: Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $50,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. corporate debt in the principal amount of $25,000,000;
Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co-Monthly Variable Rate Obligation in the principal amount of $25,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $300,000,000; Dean Witter Discover and Co., commercial paper in the principal amount of $25,000,000, Dean Witter Discover and Co., commercial paper in the principal amount of $50,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $250,000,000, Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Bear Stearns Companies, Inc. monthly variable rate note in the principal amount of $25,000,000; (d) the Corporate Bond Fund held the following securities: Goldman Sachs Group corporate obligation in the principal amount of $1,500,000; Lehman Brothers corporate obligation in the principal amount of $1,000,000; Merrill Lynch & Co., Inc. corporate debt obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following security: Paine Webber Group medium term note in the amount of $3,000,000 (f) the Asset Allocation Master Portfolio held the following securities: Dean
Witter common stock in the amount of $2,701,600, Lehman Brothers corporate obligation in the principal amount of $1,000,000; Morgan Stanley corporate obligation in the principal amount of $3,800,000; Paine Webber Group medium term note in the principal amount of $2,500,000; (g) the Capital Income Fund held the following security: Merrill Lynch & Co., Inc. Structured Yield
Product Exchangeable for Stock in the amount of $3,575,000; (h) the Blue Chip Master Portfolio held the following security: Dean Witter common stock in the amount of $6,220,588.

                  Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson
Lehman Brothers, Inc., Dean Witter Reynolds, Inc., Paine Webber, are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT
------------------------------------------------------------
INFORMATION
-----------

                  The following discussion supplements the descriptions of such investments in the Prospectuses.

                  BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Except for the U.S. Government Securities Fund and Short-Term Government Fund, certificates of deposit, bankers' acceptances and time deposits are eligible investments for each Portfolio as described in the Funds' Prospectuses, except that the National Municipal Bond Fund and California Tax-Exempt Bond Fund may not purchase time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of Deposit and Bankers Acceptances may only be purchased from domestic or foreign banks and financial institutions having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Intermediate Bond and Blue Chip Master Portfolios and Asset Allocation Fund.

                  Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

                  Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

                  As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

                  COMMERCIAL PAPER AND SHORT-TERM NOTES. The investment policies of the Portfolios (except the Short-Term Government Fund) permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

                  Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO") in the case of purchases by each Portfolio other than the Capital Income and U.S. Government Securities Funds, and A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO in the case of purchases by the Capital Income and U.S. Government Securities Funds; or if unrated, will be determined by Bank of America or Wellington Management to be of comparable quality under procedures established by the particular Board.

                  OTHER INVESTMENT COMPANIES. In connection with the management of their daily cash position, the Aggressive Growth Fund, Capital Income Fund, Corporate Bond Fund, Asset Allocation Fund, Blue Chip Master Portfolio, Intermediate Bond Master Portfolio, International Equity Fund and U.S. Government Securities Fund may each invest in the securities of other investment companies (including money market mutual funds advised by Bank of America). Such Funds are permitted to invest up to 5% of the value of their respective total assets in the securities of another investment company;
except that with respect to the investment in a money market mutual fund advised by Bank of America, such Funds are permitted to invest the greater of 5% of their respective net assets or $2.5 million. However, no more than 10% of such Fund's total assets may be invested in the securities of other investment companies in the aggregate. Securities of other investment companies will be acquired by the Aggressive Growth Fund, Capital Income Fund,

Corporate Bond Fund, Asset Allocation Fund, Blue Chip Master Portfolio, Intermediate Bond Master Portfolio, International Equity Fund and U.S. Government Securities Fund within the limits prescribed by the Investment Company Act of 1940 and each Portfolio's applicable fundamental investment limitations. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Aggressive Growth Fund may also acquire shares of closed-end investment companies, including companies that invest in foreign issuers, but only in furtherance of its investment objective. The International Equity Fund may acquire shares of open and closed-end investment companies.

                  The 1940 Act generally prohibits each Portfolio from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Portfolios and any other investment company advised by the investment adviser or sub-adviser.

                  REPURCHASE AGREEMENTS. Each Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Portfolio acquires securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities Corporate Bond, International Equity, and Capital Income Funds and Blue Chip and the Intermediate Bond Master Portfolios intend to only enter into repurchase agreements having maturities not exceeding 60 days. Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities, Capital Income and Asset Allocation Funds or the Intermediate Bond and Blue Chip Master Portfolios, or 15% of the net assets of the International Equity, National Municipal Bond or Corporate Bond Funds. The Portfolios are not permitted to enter into repurchase agreements with Bank of America, Wellington Management or their affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser or sub-adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

                  U.S. GOVERNMENT OBLIGATIONS. Each Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

                  VARIABLE AND FLOATING RATE INSTRUMENTS. As described in their Prospectuses, the Aggressive Growth Fund, National Municipal Bond Fund, California Tax-Exempt Bond Fund, Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Fund, Corporate Bond Fund and
International Equity Fund may acquire variable and floating rate instruments including with respect to the Asset Allocation Fund, Blue Chip Master Portfolio and Intermediate Bond Master Portfolio, master demand notes. The U.S.
Government Securities Fund may invest in variable rate GNMA certificates, which are backed by pools of variable rate mortgages and also in GNMA REMICs. The actual yield on variable and floating rate instruments varies not only as a result of variations in the lives of the underlying securities, but also as a result of changes in prevailing interest rates. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Portfolio, Bank of America or Wellington Management will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a 15% of net assets limitation on illiquid securities (10% with respect to the Capital Income and Asset Allocation Funds and Blue Chip Master Portfolio and Intermediate Bond Master Portfolio). Variable and floating rate instruments may be secured by bank letters of credit.

                  MUNICIPAL SECURITIES. The California Tax-Exempt Bond Fund and National Municipal Bond Fund currently intend that under ordinary market conditions 65% and 80% of their respective total assets will be invested in Municipal Securities. This is not, however, a fundamental investment policy. As a matter of fundamental policy, under normal market conditions at least 80% of the California Tax-Exempt Bond Fund's total assets will be invested in California Municipal Securities. The California Tax-Exempt Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with such Fund's investment objective. The Intermediate Bond Master Portfolio and

Asset Allocation Fund may also invest in Municipal Securities. The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue service such as the user of the facility being financed. Private activity bonds held by the Portfolios are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                  Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

                  The Intermediate Bond Master Portfolio and Asset Allocation Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                  The California Tax-Exempt Bond Fund, National Municipal Bond Fund, Intermediate Bond Master Portfolio and Asset Allocation Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Those Portfolios may also purchase tax-exempt commercial paper.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Portfolio should continue to hold the obligation.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

                  Information about the financial condition of issuers of Municipal Securities may be less available than about corporations, a class of whose securities is registered under the Securities Exchange Act of 1934.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the particular Portfolio and the liquidity and value of the Portfolio. In such an event, the particular

Portfolio would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. Moreover, with respect to Municipal Securities issued by the State of California, Pacific Horizon cannot predict what legislation, if any, may be proposed in California.

                  STAND-BY COMMITMENTS. The California Tax-Exempt Bond Fund and National Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from the particular Portfolio, at the Portfolio's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by a Portfolio may also be referred to in this Statement of Additional Information as "put" options.

                  The amount payable to the particular Portfolio upon its exercise of a "stand-by commitment" is normally (i) the Portfolio's acquisition cost of the Municipal Securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Portfolio only with the instrument involved.

                  The Portfolios expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolios may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Portfolio will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

                  Each Portfolio intends to obtain "stand-by commitments" only from dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Portfolio's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

                  Each Portfolio would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Portfolio. "Stand-by commitments" which would be acquired by a Portfolio would be valued at zero in determining net asset value. Where a Portfolio paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

                  CONVERTIBLE SECURITIES. The Capital Income Fund, Corporate Bond Fund and International Equity Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities for a Portfolio, the investment adviser or sub-adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the underlying stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Portfolio as to issuers; and whether the securities are rated by Moody's, S&P, D&P or Fitch and, if so, the ratings assigned.

                  The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates rise and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market

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price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

                  The Portfolios may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

                  ASSET-BACKED  AND MORTGAGE-RELATED SECURITIES.  The
Short-Term Government Fund may purchase mortgage-backed securities that are secured by entities, including but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Corporate Bond Fund, Intermediate Bond Master Portfolio, Asset Allocation Fund and U.S. Government Securities Fund may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of GNMA and FHLMC. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.


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                  There are a number of important differences  among the
agencies , instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the FNMA include FNMA Guaranteed
Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned, entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank, and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The U.S. Government Securities Fund and Short-Term Government Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies , instrumentalities, or sponsored enterprises including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities.

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



Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

                  The Corporate Bond Fund, Asset Allocation Fund and Intermediate Bond Master Portfolio may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

                  The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

                  The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases for the Corporate Bond Fund of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

                  ZERO COUPON SECURITIES. The California Tax-Exempt Bond Fund and National Municipal Bond Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

                  The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

                  REVERSE REPURCHASE AGREEMENTS. As described in the Prospectuses, each Portfolio (except the Short-Term Government Fund) is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Fund or Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade securities having a value equal to the repurchase price (including accrued interest), and Bank of America or Wellington Management will subsequently continuously monitor the account for maintenance of such equivalent value. Each Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                  OPTIONS TRADING. A Portfolio may, under certain circumstances and in accordance with investment limitations described in its prospectus, engage in options trading. Such options may relate to U.S. and foreign securities or to various stock indices. In addition, a Portfolio may acquire options relating to foreign currencies in order to hedge against changes in exchange rates. Such options may be traded on U.S. exchanges, over-the-counter, and on foreign exchanges to the extent permitted by law. The International Equity Fund may also invest in futures for the purposes of adjusting country exposure, hedging or income enhancement.

                  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security or amount of currency gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security or currency amount at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or amount of currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Unlisted options are not subject to the protections afforded purchases of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the SEC that over-the-counter options are illiquid. To the extent that a Portfolio invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Portfolio's limitations on illiquid securities.

                  A Portfolio will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Portfolio. Any losses realized by a Portfolio in connection with its purchase of put options will be limited to the premiums paid by the Portfolio for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund or Portfolio owns.

                  In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

                  The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

                  If a Portfolio desires to sell a particular security it owns on which it has written an option, the Portfolio will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Portfolio will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index.

                  When a Portfolio purchases a put or call option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to- market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Portfolio. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

                  As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities, currencies and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                  FUTURES. The Portfolios may engage in futures contracts. The International Equity Fund may also invest in futures for the purposes of adjusting country exposure, hedging or income enhancement. A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. A Portfolio may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

                  Successful use of futures contracts by a Portfolio is subject to Bank of America's or Wellington Management's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, a Portfolio involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

                  It is also possible that, where a Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America or Wellington Management may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Portfolios intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

                  OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on a futures contract will give a Portfolio the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Portfolio's assets. By writing a call option, a Portfolio becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

                  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

                  INTEREST RATE AND CURRENCY SWAPS. Inasmuch as interest rate and currency swaps are entered into for hedging purposes or are offset by a segregated account as described below, the Corporate Bond Fund and Bank of America believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Corporate Bond Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or Standard & Poor's), or, if unrated, deemed by Bank of America to be of comparable credit quality, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Corporate Bond
 Fund will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Bank of America. If there were a default by the other party to such a transaction, the Corporate Bond
Fund would have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standard swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

                  FOREIGN INVESTMENTS. In considering whether to invest in the securities of a foreign company, Bank of America or Wellington Management considers such factors as the

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



characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

                   The Corporate Bond Fund, Intermediate Bond Master Portfolio, Asset Allocation Fund and International Equity Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States. The Aggressive Growth Fund may invest up to 20% of its total assets, either directly, or indirectly through investments in American Depositary Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. The Capital Income Fund may invest up to 15% of its total assets in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed ADRs. Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

                  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. The extent to which a Portfolio will be invested in foreign companies and ADRs will fluctuate from time to time within the limits stated in the Prospectuses depending on the investment adviser's or sub- adviser's assessment of prevailing market, economic and other conditions.

                  The International Equity Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The International Equity Fund and the Corporate Bond Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter- American Development Bank, the Asian Development Bank and the European Investment Bank. The International Equity Fund also may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers and Euro bonds (bonds not issued in the country (and possibly currency of the country) of the issuer). The

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



International Equity Fund's investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with Bank of America's or Wellington Management's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by Bank of America or Wellington Management's in determining whether to increase or decrease the emphasis placed upon a particular type of security within the International Equity Fund.

                  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolios due to subsequent declines in value of the portfolio securities, or, if a Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic


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



corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  BONDS OF SUPRANATIONAL ENTITIES. The Corporate Bond Fund and International Equity Fund may invest in bonds of supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank. The risks associated with investments in foreign issuers are described above under "Foreign Investments." Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Asset Allocation, Blue Chip and Intermediate Bond Master Portfolios.

                  WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. All Portfolios may agree to purchase securities on a "when-issued," and "forward commitment" basis. All Portfolios except for the Asset Allocation Fund, Intermediate Bond Master Portfolio, and Blue Chip Master Portfolio may agree to purchase securities on a "delayed settlement" basis. When a Portfolio agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Portfolio will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolios do not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser or sub-adviser to manage it may be affected in the event

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



the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of a Fund's assets.

                  A Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

                  When a Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The market value of the securities underlying a when- issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. A Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                  SECURITIES LENDING. The Aggressive Growth, Capital Income, U.S. Government Securities , Corporate Bond, Asset Allocation and International Equity Funds and the Blue Chip Master Portfolio may lend securities as described in their Prospectuses. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities, and additionally in the case of the Aggressive Growth Fund by an irrevocable letter of credit issued by a U.S. commercial bank that is a member of the Federal Reserve System or the Federal Deposit Insurance Corporation and has total assets in the excess of $1.5 billion. The collateral must be at all times equal to at least the market value of the securities loaned and is "marked to market" daily. The Portfolio will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. In the case of the Capital Income and U.S. Government Securities Funds, cash collateral may be invested in short-term U.S. Government securities, and in the case of the Aggressive Growth, International Equity and Corporate Bond
Funds, cash collateral may be invested in short-term U.S. Government securities, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Additionally, the International Equity Fund may also invest cash collateral in U.S. Treasury notes. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a fund if a material event affecting the investment is to occur.

                  ILLIQUID SECURITIES. It is possible that unregistered securities purchased by a Non-Feeder Fund, in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of such Portfolio's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INFORMATION - CORPORATE BOND FUND, CAPITAL INCOME
FUND, NATIONAL MUNICIPAL BOND FUND AND CALIFORNIA TAX-EXEMPT BOND
FUND

                  In general, investments in high yielding fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in high yielding fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such high yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Fund seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

                  In seeking to attain the investment objective of the Fund, the investment adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, the Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in the Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

ADDITIONAL INFORMATION - AGGRESSIVE GROWTH FUND

                  The selection of investments for the Aggressive Growth Fund is the result of a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Fund holdings will consist primarily of common stocks of companies that the investment adviser expects will experience above-average growth in earnings and price. Most of these companies will be smaller-capitalized organizations that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Aggressive Growth Fund's net asset value per share is subject to rapid substantial fluctuation because greater risk is assumed in order to seek maximum growth.

                  Securities owned by the Aggressive Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

                  CUSTODIAL RECEIPTS AND PARTICIPATION INTEREST. Securities acquired by the California Tax-Exempt Bond Fund and National Municipal Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero- Coupon Receipts." Participation interests that the California Tax-Exempt Bond Fund and National Municipal Bond Fund and the Corporate Bond Master Portfolio may acquire give the Portfolios an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the SEC (although the securities held by the issuer may have longer maturities). If a participation interest in unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which each Portfolio may invest pursuant to guidelines approved by the particular Board. For certain participation interests, each Portfolio will have the right to demand payment, on not more than 30 days' notice, for all or any part of its participation interest, plus accrued interest. As to these instruments, each Portfolio intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

ADDITIONAL INFORMATION - ALL FUNDS
----------------------------------

                  The investment adviser's or sub-adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a Portfolio. The Portfolios may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a Portfolio).

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL
-------------------------------------------------------
SECURITIES
----------

                  This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

ECONOMIC FACTORS
----------------
                   FISCAL YEARS PRIOR TO  1996-97.  By the close of the
1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid- 1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

                  As a result of these factors and others, the State confronted a period of budget imbalance . Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund --approaching $2.8 billion at its peak on June 30, 1993.

                   By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two- year program was implemented . This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

                   The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

                   With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit , there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

                   1996-97 FISCAL YEAR.
                   --------------------

                  The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

                  The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

                  1996-97 Budget Act
                  ------------------

                  The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.

                  Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

                  Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

                  The following are  principal features of the  1996-97 Budget
Act:

                  1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges will receive an increase in funding of $157 million for 1996-97.

                  Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

                   2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform".

                   3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.

                  4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

                  5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

                  6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

                  The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

                  Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

                  The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

                  A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

                  1997-98 FISCAL YEAR PROPOSED BUDGET.
                  ------------------------------------

                  On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

                  Among the major initiatives and features of the Governor's Budget are the following:

                  1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

                  2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

                  3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

                  4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effect requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

                  THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

                   In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.
----------------------------------------------

                  Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

                  REVENUE DISTRIBUTION. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

                  HEALTH CARE LEGISLATION. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

                  The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

                  Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                  California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.
                  These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

                  MORTGAGES AND DEEDS. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

                  Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

                  In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute

"state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

                  Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

                  Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                  PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

                  Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

                  Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

                  PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

                  PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

                  Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

                  During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, CALIFORNIA TEACHERS' ASSOCIATION V. GOULD, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

                  PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

                  PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

                  1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

                  2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

                  3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

                  4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

                  5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

                  6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

                  7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

                  8. Permits these provisions to be amended exclusively by the voters of the State of California.

                  In September 1988, the California Court of Appeal in City Of Westminster V. County Of Orange, 204 Cal.app. 3D 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in CITY OF WOODLAKE V. LOGAN, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the CITY OF WESTMINSTER and the CITY OF WOODLAKE decisions.

                  In SANTA CLARA LOCAL TRANSPORTATION AUTHORITY V. GUARDINO, (Sept. 28, 1995) 11 Cal.4th 220, REH'G DENIED, MODIFIED (Dec. 14, 1995) 12
Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the CITY OF WOODLAKE decision as erroneous. The Court did not determine the correctness of the CITY OF WESTMINSTER decision, because that case appeared distinguishable, was not relied on by the parties in GUARDINO, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the CITY OF WOODLAKE case.

                  Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the GUARDINO decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

                  PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections,
                                      -51-
calculate fees and assessments, notify the public and defend local government fees and assessments in court.

                  Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

                  Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in ROSSI V. BROWN, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in ROSSI V. BROWN by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

                  The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

                  Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

                  Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after
                                      -52-

June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

                  PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

                  OTHER INVESTMENT INFORMATION. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                  If Pacific Horizon's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Tax-Exempt Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OTHER INVESTMENT LIMITATIONS
----------------------------

                  A Fund's or Master Portfolio's investment objectives are fundamental; the prospectus for each Fund or Master Portfolio summarizes certain other fundamental policies that may not be changed with respect to such Fund or Master Portfolio without the affirmative vote of the holders of the majority of the Fund's or Master Portfolio's outstanding shares (as defined below under "Additional Information - Miscellaneous"). Similarly, the following enumerated additional fundamental policies, as well as the Fund's or Master Portfolio's investment objectives, may not be changed with respect to each Fund or Master Portfolio without such a vote of shareholders.

                  THE NATIONAL MUNICIPAL BOND FUND MAY NOT:
                  -----------------------------------------

                  1. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to Municipal Securities or governmental guarantees of the Municipal Securities and that all of the assets of the Fund may be invested in another investment company.

                  2. Purchase or sell real estate (However, the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase securities issued by the U.S. Government, its agencies and instrumentalities, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

                  3. Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the National Municipal Bond Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

                  4. Underwrite the securities of other issuers except that all of the assets of the Fund may be invested in another investment company.

                  5. Purchase securities of companies for the purpose of exercising control.

                  6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs. However, the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, but may enter into futures contracts and options thereon in accordance with its Prospectus.

                  7. Acquire any other investment company or investment company security except as provided for in the Investment Company Act of 1940 provided that all of the assets of the Fund may be invested in another investment company.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof except that the National Municipal Bond Fund may acquire standby commitments with respect to its Municipal Securities and may enter into futures contracts and options thereon to the extent disclosed in the Prospectus and this Statement of Additional Information.

                  9. Borrow money except from banks or through reverse repurchase agreements to meet redemptions and other temporary purposes in amounts of up to 25% of its total assets at the time of such borrowing. The National Municipal Bond Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                  THE INTERNATIONAL EQUITY FUND AND CORPORATE BOND FUND
 MAY NOT:

                  1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Funds may be invested in their respective Master Portfolio or another investment company.

                  2. Underwrite the securities of other issuers, provided that all of the assets of the Funds may be invested in their respective Master Portfolio or another investment company.

                  3. Purchase or sell real estate, except that each Fund may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government and securities issued by companies which invest in real estate or interests therein.

                  4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

                  5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that it may engage in options transactions.

                  6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that:
(a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.

                  7. Purchase securities of other investment companies to the extent prohibited by the 1940 Act, except that the Corporate Bond Fund may purchase securities of other investment companies in connection with a merger, consolidation, acquisition or reorganization; or as may otherwise be permitted by the 1940 Act; provided that all of the assets of the Corporate Bond Fund may be invested in the Corporate Bond Master Portfolio or another investment company.

                  8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                  9. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of each Fund may be invested in the respective Master Portfolio or another investment company.

                  10. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that each Fund and the respective Master Portfolio may borrow from banks for temporary purposes and in an amount not exceeding 10% of the value of the total assets of each Fund or the respective Master Portfolio; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

                  11. Make loans, except that with respect to the International Equity Fund it may invest in debt securities, repurchase agreements and securities loans and with respect to the Corporate Bond Fund it may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities which are consistent with its permitted investments.

                  Neither the Intermediate Bond, Blue Chip or Asset Allocation Funds, nor Intermediate Bond and Blue Chip Master
Portfolios, may:

                  1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

                  2. Pledge, mortgage or hypothecate the assets of any Fund to any extent greater than 10% of the value of the total assets of that Fund.

                  3. Make loans to other persons, except that a Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of a Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of such Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of a Fund;

                  4. Purchase or sell commodities contracts, except that any Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total net assets of that Fund, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of the Fund;

                  5. Purchase any securities for any Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry; provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities; and provided further that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions as the Fund without regard to the limitations set forth in this paragraph (5).

                  6. Invest the assets of any Fund in nonmarketable securities that are not readily marketable (including repurchase agreements maturing in more than seven days, securities described in restriction with respect to such Fund (2) in the Prospectuses, restricted securities, certain OTC options and securities used as cover for such options and stripped mortgage-backed securities) to any extent greater than 10% of the value of the total assets of that Fund; provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof with substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

                  7. Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. Pacific Horizon will repay all borrowings in any Fund before making additional investments for that Fund and interest paid on such borrowings will reduce income.

                  8. Issue senior securities.

                  9. Underwrite any issue of securities, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (9).

                  10. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

                  11. Purchase on margin or sell short.

                  12. Purchase or retain securities of an issuer if those members of the Board of Pacific Horizon or the Master Portfolio, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (12).

                  13. Purchase securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if, immediately after such purchase, Pacific Horizon (and any companies controlled by it) would own in the aggregate (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company would have an aggregate value in excess of 5% of the value of the total assets of Pacific Horizon, or (iii) securities issued by such investment company and all other investment companies would have an aggregate value in excess of 10% of the value of the total assets of Pacific Horizon provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph
(13).

                  14. Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.

                  THE AGGRESSIVE GROWTH FUND MAY NOT:
                  -----------------------------------

                  1. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein).

                  2. Underwrite the securities of other issuers.

                  3. Purchase securities of companies for the purpose of exercising control.

                  4. Purchase securities on margin, make short sales of securities or maintain a short position, except that this limitation shall not apply to transactions in futures contracts and related options.

                  5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as may otherwise be permitted by the Investment Company Act of 1940.

                  6. Purchase securities of any one issuer (other than obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

                  In accordance with current regulations of the Securities and Exchange Commission, the Aggressive Growth Fund presently intends to limit its investments in the securities of any single issuer to not more than 5% of its total assets (measured at the time of purchase), except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This intention is not, however, a fundamental policy of the Fund.

                  7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will be considered a separate industry.

                  8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid. The Fund's transactions in futures and related options (including the margin posted by the Fund in connection with such transactions) are not subject to this investment limitation.

                  9. Make loans except that the Fund may purchase or hold debt instruments or enter into repurchase agreements pursuant to its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

                  10. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under Federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total value.

                  The Fund intends that variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the 1933 Act but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation on illiquid securities.

                  11. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contract and related options.

                  The U.S. Government Securities Fund And Capital Income
                  ------------------------------------------------------
Fund May Not:
-------------
                  1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation.

                  2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  3. Purchase or sell real estate, except that a Fund may, to the extent appropriate to its investment objective, invest in GNMA Certificates and securities issued by companies which invest in real estate or interests therein.

                  4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position.

                  5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may write covered call options.

                  6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that:
(a) a Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) a Fund may purchase and sell futures contracts and options on futures contracts.

                  7. Purchase securities of other investment companies, except
(a) securities of money-market funds, to the extent permitted by the Investment Company Act of 1940, or (b) in connection with a merger, consolidation, acquisition or reorganization.

                  8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                  9. Purchase securities of any issuer if as a result the Fund will own more than 10% of the voting securities of such issuer.

                  10. Borrow money except from banks for temporary purposes and in an amount not exceeding 10% of the value of the Fund's total assets, issue senior securities (as defined in the Investment Company Act of 1940) or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Borrowing may take the form of sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.) For the purpose of this restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets, and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

                  11. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and its agencies and instrumentalities which are consistent with its permitted investments.

                  12. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days over the-counter options and the securities covering such options.)

                  The Fund intends that investments in securities that are not registered under the 1933 Act but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation on illiquid securities.

                  13. Purchase securities of any issuer which has been in continuous operation for less than three years (including operations of its predecessors), except obligations issued or guaranteed by the U.S. government or its agencies.

In Addition:

                  1. Under normal market conditions the U.S. Government Securities Fund may not invest less than 65% of its total assets in GNMA Certificates.

                  2. Under normal market conditions the Capital Income Fund may not invest less than 65% of its total assets in Convertible Securities. For purposes of this limitation, securities acquired upon the conversion of Convertible Securities are deemed to be Convertible Securities for a period of two months after the effective date of their conversion.

                  The California Tax-Exempt Bond Fund may not:
                  --------------------------------------------

                  1. Make loans except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

                  2. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

                  3. Purchase securities on margin, make short sales of securities or maintain a short position.

                  4. Underwrite the securities of other issuers.

                  5. Purchase securities of companies for the purpose of exercising control.

                  6. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

                  7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

                  8. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

                  9. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                  10. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

                  11. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a nongovernmental user shall not be deemed to be Municipal Securities.

                  12. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

                  13. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

                  14. Invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

                   THE SHORT-TERM GOVERNMENT FUND MAY NOT:

                   1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Fund may be invested in another investment company.

                  2. Underwrite the securities of other issuers, provided that all of the assets of the Fund may be invested in another investment company.

                  3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government, and securities issued by companies which invest in real estate or interests therein.

                  4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

                  5. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs. This restriction shall not apply to securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs, or to futures contracts or options on futures contracts.

                  6. Purchase securities of other investment companies to the extent prohibited by the 1940 Act.

                  7. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies or instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.
                                      -66-

                  8. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of the Fund may be invested in another investment company.

                  9. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that the Fund may borrow from banks for temporary purposes in an amount not exceeding 10% of the value of the total assets of the Fund; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

                  10. Make loans, except investments in debt securities and repurchase agreements.

                                      * * *

                  If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                  For the purposes of investment limitation P. 1 in this Statement of Additional Information with respect to the National Municipal Bond Fund, investment limitation P. 7 in this Statement of Additional Information with respect to the Aggressive Growth Fund, investment limitation P. 11 in this Statement of Additional Information with respect to the California Tax-Exempt Bond Fund, investment limitation P. 8 in this Statement of Additional Information with respect to the U.S. Government Securities Fund, Capital Income Fund, Corporate Bond Fund and International Equity Fund and investment limitation P. 5 in this Statement of Additional Information with respect to the Intermediate Bond, Blue Chip and Asset Allocation Funds and the Intermediate Bond and Blue Chip Master Portfolios, the Funds treat, in accordance with the current views of the staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.



                                      * * *

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. Additional information is contained below. The net asset values of the Master Portfolios corresponding to each of the Feeder Funds are determined at the same time and on the same days as the net asset values per share of the respective Feeder Funds are determined. The net asset value of each of the Feeder Funds is equal to such Fund's pro rata share of the total investments and other assets of its corresponding Master Portfolio, less any liabilities with respect to such Feeder Fund, including each Feeder Fund's pro rata share of the Master Portfolio's liabilities.

VALUATION OF THE AGGRESSIVE GROWTH FUND
---------------------------------------

                  Portfolio securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price obtained from NASDAQ. Securities not listed on an exchange or NASDAQ, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, using methods determined under the supervision of the Board of the Company. Valuation of options is described above under "Investment Objectives and Policies--Options Trading." Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF THE CALIFORNIA TAX-EXEMPT BOND FUND AND THE NATIONAL
-----------------------------------------------------------------
MUNICIPAL BOND FUND
-------------------

                  The California Tax-Exempt Bond Fund's and National Municipal Bond Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service (the "Service") approved by the Board. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the California Tax- Exempt Bond Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter, the Company assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CAPITAL INCOME FUND, U.S. GOVERNMENT SECURITIES FUND, SHORT-TERM GOVERNMENT FUND, INTERNATIONAL EQUITY FUND, ASSET ALLOCATION AND CORPORATE BOND FUND

                  Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the particular Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

                  A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the particular Board. Valuation of options is described above under "Investment Objectives and Policies Options Trading."

VALUATION OF THE INTERMEDIATE BOND MASTER PORTFOLIO AND BLUE
CHIP  MASTER PORTFOLIO

                  Except for debt securities held by the Intermediate Bond and Blue Chip Master Portfolios with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted security is valued at the last current bid price (or last current sale price, as applicable) obtained from NASDAQ; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees of Master Trust I has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. Most of these prices are obtained by PFPC, Inc. ("PFPC") from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

                  Valuation of options is described above under "Investment Objectives and Policies--Options Trading."

                  Debt securities held by the Intermediate Bond and Blue Chip Master Portfolios with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter Master Trust I assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. Master Trust I will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

                  When approved by the Board of Trustees of Master Trust I, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.

These securities may include those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                  In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees of Master Trust I.
SUPPLEMENTARY PURCHASE INFORMATION - A SHARES
---------------------------------------------

                  For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

                  The computation of the hypothetical offering price per share of A Shares for each Fund based on the value of the

California Tax-Exempt Bond, Aggressive Growth, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond, Short-Term Government and International Equity Funds' net assets on February 28, 1997, and each Fund's A Shares outstanding on such date is as follows:

                                                            U.S.
                     California       Aggressive         Government         Capital        Intermediate
                     Tax-Exempt         Growth           Securities          Income            Bond          Blue Chip
                      Bond Fund          Fund               Fund              Fund             Fund            Fund
                  ---------------   ---------------   ---------------  ---------------   ---------------  ---------------

Net Assets ....   $   221,109,794   $   201,906,794   $    74,484,639  $   309,308,683   $    22,936,555  $   152,747,859
                  ===============   ===============   ===============  ===============   ===============  ===============
Outstanding
 Securities ...        30,085,974        10,303,402         8,009,635       17,822,748         2,403,740        6,056,570
                  ===============   ===============   ===============  ===============   ===============  ===============

Net Asset Value
 Per Share ....   $          7.35   $         19.60   $          9.30  $         17.35   $          9.54  $         25.22
                  ===============   ===============   ===============  ===============   ===============  ===============
Sales Charge,
 4.50 percent
 of offering
 price (4.71
 percent of net
 asset value
 per share) ...   $          0.35   $          0.92   $          0.44  $          0.82   $          0.45  $          1.19
                  ===============   ===============   ===============  ===============   ===============  ===============

Maximum
 Offering Price
 to Public ....   $          7.70   $         20.52   $          9.74  $         18.17   $          9.99  $         26.41
                  ===============   ===============   ===============  ===============   ===============  ===============




                        Asset          Corporate           National      Short-Term     International
                     Allocation           Bond             Municipal     Government         Equity
                         Fund             Fund             Bond Fund        Fund              Fund
                   ---------------  ---------------  ---------------  ---------------  ---------------

Net Assets ....    $    34,838,046  $    32,790,157  $    15,413,655  $    15,541,475  $    16,217,437
                   ===============  ===============  ===============  ===============  ===============
Outstanding
 Securities ...          1,795,743        2,076,625        1,513,439        1,553,943        1,636,100
                   ===============  ===============  ===============  ===============  ===============

Net Asset Value
 Per Share ....    $         19.40  $         15.79  $         10.18  $         10.00  $          9.91
                   ===============  ===============  ===============  ===============  ===============
Sales Charge,
 4.50 percent
 of offering
 price (4.71
 percent of net
 asset value
 per share) ...    $          0.91  $          0.74  $          0.48  $          0.47  $          0.47
                   ===============  ===============  ===============  ===============  ===============

Maximum
 Offering Price
 to Public ....    $         20.31  $         16.53  $         10.66  $         10.47  $         10.38
                   ===============  ===============  ===============  ===============  ===============






SUPPLEMENTARY REDEMPTION INFORMATION:  A AND K SHARES
-----------------------------------------------------
                  A and K Shares in the Capital Income Fund, U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Corporate Bond Fund, International Equity Fund, Short-Term Government Fund (A Shares Only) and National Municipal Bond Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

                   To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                   A and K Share investors in the U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Corporate Bond Fund , National Municipal Bond Fund and Intermediate Bond Fund redeeming by check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses. After clearance, Checks will be returned to the investor.

                  Because dividends on the U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Corporate Bond Fund and National Municipal Bond Fund are declared daily, Checks should not be used to close an account, as a small balance is likely to result.

                  Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:  ALL FUNDS
--------------------------------------------------  ---------

                  IN GENERAL. As described in the Prospectuses, A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") K Shares may only be purchased by: (a) businesses or other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open; (d) accounts under Section 403(b)(7) of the Code, (e) deferred compensation plans under
Section 457 of the Code and (f) certain other retirement plans. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds and described in the respective Prospectuses. Purchase orders will be effected only on business days. SRF Shares of the Funds are available for the investment of retirement funds held in Eligible Retirement Accounts as described in the SRF Share Prospectus.

                  A Shares in each Fund are sold with a sales load, except for such exemptions as noted in the Prospectuses. The exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge, nor a contingent deferred sales charge. K Shares are subject to a distribution plan fee and an administrative and shareholder services fee. SRF Shares in each Fund are sold without a sales load. SRF Shares are subject to Shareholder Servicing fees. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

                  Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

                  Initial purchases of A or K shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346- 2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

                  The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

                  For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

                   All or a portion of the SRF Shares held in a Fund can be redeemed (sold) at any time. The redemption price will be the net asset value per share next determined following receipt by the Company of a shareholder's satisfactorily completed instructions. The value of an SRF Share upon redemption may be more or less than the value when purchased, depending upon the net asset value of an SRF Share of the Fund at the time of the redemption. Redemptions are subject to determination by the Company that the investment instruction form or the redemption request and other distribution documents, if any, are complete.

                   Payment for SRF Shares redeemed will normally be made to the custodian of the shareholder within one business day of receipt by the Company of redemption instructions, but in no event will payment be made more than seven days after receipt of redemption instructions except in the circumstances described below.

                  EXCHANGE PRIVILEGES FOR A AND K SHARES. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

                  Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

         B. A Shares of any investment portfolio in the Pacific Horizon Family of Funds or like shares of the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A Shares of any other investment portfolio within 90 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

          C. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

          D. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

          E. K Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for other K Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

                  Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of the Time Horizon Funds which are sold with a sales load.

                  Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

                  EXCHANGE PRIVILEGES FOR ELIGIBLE RETIREMENT ACCOUNTS. SRF Shares held in any Fund may be exchanged for SRF Shares of any other Fund. SRF Shares held in any Fund may also be exchanged for A Shares in any other taxable, non-money market Fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charge otherwise applicable on sales of A Shares ("Eligible Exchange Shares"). SRF Shares or Eligible Exchange Shares may be exchanged for Pacific Horizon Shares of the Pacific Horizon Prime Fund. Eligible Exchange Shares may be further exchanged for A Shares in any taxable, non- money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charges otherwise applicable, or for SRF Shares offered by a Fund. SRF Shares or

Eligible Exchange Shares held in an IRA account for which a Participant's surviving spouse is the beneficiary may continue to be exchanged for SRF Shares or A Shares as described above. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

                  The following transactions are examples of transactions that will interrupt the maintenance of Eligible Retirement Account status for a Participant's account and will terminate the account's ability to engage in the exchange privileges described above:

         1. SRF Shares or Eligible Exchange Shares held in an Eligible Pension or Profit Sharing Trust or a SEP IRA, which are transferred by the Participant into a personal rollover IRA, will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares;

         2. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving beneficiary upon transfer out of the decedent's account is other than the Participant's spouse will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares; and

         3. SRF Shares or Eligible Exchange Shares which are liquidated in their entirety by the Participant into a Certificate of Deposit will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares.

                  MISCELLANEOUS. Certificates for shares will not be issued.

                  Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

                  A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1997, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day,

Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

                  If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS
-------------------

                  Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the California Tax-Exempt Bond Fund and the National Municipal Bond Fund ) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

                  Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and net short-term capital gains (the excess of net short-term capital gain over net long-term capital loss, if any), subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. Each Fund will be taxed on its undistributed investment company taxable income, if any. As stated, each Fund of the Company intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

                  A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-Short test"). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

                  Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held Fund shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

                  Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are not subject to backup withholding or that they are "exempt recipients."

                  At February 28, 1997, the U.S. Government Securities Fund had capital loss carryovers of $9,989,002 of which $8,325,087, will expire in fiscal 2003 and $1,663,915 will expire in fiscal 2005; the Intermediate Bond Fund had capital loss carryovers of approximately $160,488, which will expire in fiscal 2005; and the Corporate Bond Fund had capital loss carryovers of $6,727,109 of which $442,467, $5,401,993 and

$882,649 will expire in fiscal 1998, 1999 and 2003, respectively. To the extent provided by the regulations of the Code, these capital loss carryovers will be used to offset future net realized gains on securities transactions. As such, it is probable that the gains so offset will not be distributed to shareholders.

FEDERAL - CALIFORNIA TAX-EXEMPT BOND FUND AND NATIONAL MUNICIPAL
----------------------------------------------------------------
BOND FUND
---------

                  The California Tax-Exempt Bond Fund's and National Municipal Bond Fund's policy is to pay each year as exempt- interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt- interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by such Fund during its taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the particular Fund for such year. In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of such Fund's assets must consist of exempt-interest obligations.

                  Exempt-interest dividends may be treated by shareholders of the Funds as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

                  A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                  As discussed in the Prospectus for the California Tax-Exempt Bond Fund, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining possible liability for the Federal alternative minimum tax applicable to individuals and corporations and the environmental tax applicable to corporations. The alternative minimum tax rate for individuals is 26-28% and for corporations is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified alternative minimum taxable income over $2,000,000.

                  Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

STATE - CALIFORNIA TAX-EXEMPT BOND FUND
---------------------------------------

                  As a regulated investment company, the California Tax- Exempt Bond Fund (the "Fund") will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

                  If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

                  Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

                  In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes -Federal - California Tax-Exempt Bond Fund" above.

                  To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes -Federal- All Funds" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

                  The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

TAXATION OF THE MASTER PORTFOLIOS
---------------------------------

                  Management of the Master Portfolios corresponding to each of the Feeder Funds intends for each Master Portfolio to be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as an agent or nominee) rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or an agent of nominee) under the Code, any interest, dividends, gains and losses of the Master Portfolios will be deemed to have been reported as income/loss (i.e., "passed through") to their investors, regardless of whether any amounts are actually distributed by the Master Portfolios.

                  Each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Master Portfolio.

OTHER INFORMATION
-----------------

                  Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

                  Except as noted above with respect to California state personal income taxation of dividends paid by the California Tax- Exempt Bond Fund, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                  The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY
-------------------------------------

                  The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                       Position With
Name And Address                     Age               Company         Principal Occupations
----------------                     ---               -------         ---------------------
Thomas M. Collins                     62              Director        Of counsel, law firm of
McDermott & Trayner                                                   McDermott & Trayner;
225 S. Lake Avenue                                                    Partner of the law firm
Suite 410                                                             of Musick, Peeler &
Pasadena, CA 91101-3005                                               Garrett (until April,
                                                                      1993);  Chairman of the
                                                                      Board and Trustee,

                                         Position With
Name and Address       Age               Company          Principal Occupations
----------------       ---               -------          ---------------------

                                                         Master Investment
                                                         Trust, Series I
                                                         (registered investment
                                                         company) (since 1993);
                                                         President and Chairman
                                                         of the Board of Pacific
                                                         Horizon Funds, Inc.
                                                         (1982 to August 31,
                                                         1995); former Trustee,
                                                         Master Investment
                                                         Trust, Series II
                                                         (registered investment
                                                         company) 1993 to April
                                                         1997; former Director,
                                                         Bunker Hill Income
                                                         Securities, Inc.
                                                         (registered investment
                                                         company) through 1991.

Douglas B. Fletcher       71           Vice Chairman     Chairman of the Board
Fletcher Capital                       of the Board      and Chief Executive
Advisors Incorporated                                    Officer, Fletcher
4 Upper Newport Plaza                                    Capital Advisor,
Suite 100                                                Incorporated, (regis-
Newport Beach, CA 92660-2629                             tered investment
                                                         advisor) 1991 to date;
                                                         Partner, Newport
                                                         Partners (private
                                                         venture capital firm),
                                                         1981 to date; Chairman
                                                         of the Board and Chief
                                                         Executive Officer,
                                                         First Pacific Advisors,
                                                         Inc. (registered
                                                         investment adviser) and
                                                         seven investment
                                                         companies under its
                                                         management, prior to
                                                         1983; former Allied
                                                         Member, New York Stock
                                                         Exchange; Chairman of
                                                         the Board of FPA
                                                         Paramount Fund, Inc.
                                                         through 1984; Director,
                                                         TIS Mortgage Investment
                                                         Company (real estate
                                                         investment trust);
                                                         Trustee and former Vice
                                                         Chairman of the Board,
                                                         Claremont McKenna
                                                         College; Chartered
                                                         Financial Analyst.

                                  Position With
Name And Address           Age    Company                Principal Occupations
----------------           ---    ------                 ---------------------

Robert E. Greeley            64   Director               Chairman, Page Mill
Page Mill Asset                                          Asset Management (a
Management                                               private investment
433 California Street                                    company) since 1991;
Suite 900                                                Manager, Corporate
San Francisco, CA 94104                                  Investments, Hewlett
                                                         Packard Company from
                                                         1979 to 1991; Trustee,
                                                         Master Investment
                                                         Trust, Series I
                                                         (since 1993); Director,
                                                         Morgan Grenfell Small
                                                         Cap Fund (since 1986);
                                                         former Director, Bunker
                                                         Hill Income Securities,
                                                         Inc. (since 1989) ;
                                                         former Trustee,
                                                         SunAmerica Fund Group
                                                         (previously Equitec
                                                         Siebel Fund Group) from
                                                         1984 to 1992; former
                                                         Trustee, Master
                                                         Investment Trust,
                                                         Series II from 1993 to
                                                         February 1997
                                                         (registered investment
                                                         companies).

 Kermit O. Hanson            80         Director         Vice Chairman of the
17760 14th Ave., N.W.                                    Advisory Board, 1988 to
 Shoreline, WA 98177                                     date, Executive
                                                         Director, 1977 to 1988,
                                                         Pacific Rim Bankers
                                                         Program (a non-profit
                                                         educational
                                                         institution); Dean
                                                         Emeritus, 1981 to date,
                                                         Dean, 1964-81, Graduate
                                                         School of Business
                                                         Administration,
                                                         University of
                                                         Washington; Director,
                                                         Washington Federal
                                                         Savings & Loan
                                                         Association; Trustee,
                                                         Seafirst Retirement
                                                         Funds (since 1993)
                                                         (registered investment
                                                         company).


                                                      Position With
Name And Address                    Age               Company              Principal Occupations
----------------                    ---               -------              ---------------------

Cornelius J. Pings*                   67              Chairman of           President, Association
Association of American                                the Board and        of American Universi-
Universities                                           President            ties, February  1993
1200 New York Avenue, NW                                                    to date; Provost, 1982 to
Suite 550                                                                   January 1993, Senior
Washington, DC  20005                                                       Vice   President for
                                                                            Academic Affairs, 1981 to January
                                                                            1993, University of Southern
                                                                            California; Trustee, Master
                                                                            Investment Trust, Series I (since
                                                                            1995); former Trustee , Master
                                                                            Investment Trust, Series II
                                                                            (October 1995 to February 1997).

J. David Huber                       49                Executive            Employee of BISYS Fund
BISYS Fund Services                                    Vice President       Services, Inc.,
3435 Stelzer Road                                                           June 1987 to present;
Columbus, OH 43219                                                          President of Master
                                                                            Investment Trust, Series I, Master
                                                                            Investment Trust Series II (1996-
                                                                            February 1997) and Seafirst
                                                                            Retirement Funds (since 1996.)



Michael Brascetta                    37                Vice President       Senior Vice President
 BISYS Fund Services                                                        of Shareholder Services,
 3435 Stelzer Road                                                          BISYS Fund Services,
Columbus, OH 43219                                                          Inc., April 1996 to
                                                                            present; Employee, The
                                                                            Vanguard Group, 1981 to
                                                                            April 1996.

Irimga McKay                         36                Vice                 Senior Vice President,
1230 Columbia Street                                   President            July 1993 to date, prior
5th Floor                                                                   thereto First Vice
La Jolla, CA 92037                                                          President of the
                                                                            Administrator and Distributor,
                                                                            November 1988 to July 1993; Vice
                                                                            President, Master Investment Trust,
                                                                            Series II (1996-February 1997) and
                                                                            Seafirst Retirement Funds (since
                                                                            1993); Regional Vice President,
                                                                            Continental Equities, June 1987 to
                                                                            November 1988; Assistant
                                                                            Wholesaler, VMS Realty Partners (a
                                                                            real estate

                                                     -89-


                                                      Position With
Name And Address                    Age               Company               Principal Occupations
----------------                    ---               -------               ---------------------

                                                                            limited partnership),
                                                                            May 1986 to June 1987.
Stephanie L. Blaha                  37                     Vice             Director of Client
BISYS Fund Services                                       President         Services of the 3435
                                                                            Stelzer Road Administrator, March
                                                                            Columbus, OH 43219 1995 to date,
                                                                            prior thereto Assistant Vice
                                                                            President of the Administrator and
                                                                            Distributor, October 1991 to March
                                                                            1995; Vice President (since 1996)
                                                                            Seafirst Retirement Funds, Master
                                                                            Investment Trust, Series I and
                                                                            Master Investment Trust, Series II
                                                                            (1996- February 1997) ; Account
                                                                            Manager, AT&T American Transtech,
                                                                            Mutual Fund Division, July 1989 to
                                                                            October 1991.

Kevin L. Martin                     35                Treasurer             Vice President,  Fund
BISYS Fund Services                                                         Accounting  BISYS
Fund
3435 Stelzer Road                                                           Services, Inc.
Columbus, OH  43219                                                         February 1996 to
                                                                            Present; Treasurer (since 1996),
                                                                            Seafirst Retirement Funds and
                                                                            Master Investment Trust, Series II
                                                                            (1996- February 1997); Senior Audit
                                                                            Manager, Ernst & Young LLP (1984 to
                                                                            February 1996).

Lisa Ling                            36                Assistant            Employee, BISYS Fund
BISYS Fund Services                                    Treasurer            Services, Inc., November
3435 Stelzer Road                                                           1995 to present;
Columbus, OH  43219                                                         Assistant Treasurer
                                                                            (since 1996); Master Investment
                                                                            Trust Series II (1996-February
                                                                            1997) and Seafirst Retirement
                                                                            Funds; employee, Federated
                                                                            Investors, October 1982 to November
                                                                            1995.

W. Bruce McConnel, III                54              Secretary             Partner of the law firm
1345 Chestnut Street                                                        of Drinker Biddle &
Philadelphia National Bank                                                  Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107


                                                      Position With
Name And Address                    Age               Company               Principal Occupations
----------------                    ---               -------               ---------------------
George O. Martinez                    36              Assistant             Senior Vice President and Director
 BISYS Fund Services                                  Secretary             of Administrative and Regulatory
 3435 Stelzer Road                                                          Services, of the Administrator,
Columbus, OH  43219                                                         since April 1995; Assistant Secretary
                                                                            (since 1995) Seafirst Retirement
                                                                            Funds and Master Investment Trust,
                                                                            Series II (1996-February 1997);
                                                                            prior thereto, Vice President and
                                                                            Associate General Counsel, Alliance
                                                                            Capital Management, L.P.

Alaina V. Metz                       28                Assistant            Chief Administrator,
BISYS Fund Services                                    Secretary            Administrative and
3435 Stelzer Road                                                           Regulatory Services,
Columbus, OH 43219                                                          BISYS Fund Services,
                                                                            Inc., June 1995 to present;
                                                                            Assistant Secretary of Seafirst
                                                                            Retirement Funds (since 1996);
                                                                            Supervisor, Mutual Fund Legal
                                                                            Department, Alliance Capital
                                                                            Management, May 1989 to June 1995.

* Dr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                  The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.

                  Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in recognition of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in recognition of his years of service to the Company until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Mr. Trefftzs became a director emeritus on September 1, 1996 of the Company and received a retirement benefit of $60,000 on January 1, 1997. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

                  For the fiscal year ended February 28, 1997, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $74,687. Of that amount, $4,667, $6,604, $2,529, $7,525,
$417, $1,444, $857, $506, $51, $81 and $1,229 of directors' compensation were allocated to the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, Short-Term Government, International Equity and National Municipal Bond Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.
                  Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

                  Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

                  In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

                  In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

                  The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

                  The trustees and officers of Master Investment Trust, Series I ("Master Trust I"), their addresses, age, and principal occupations during the past five years are:

                                                 Position with
Name And Address                     Age         Master Trust I                 Principal Occupation
----------------                     ---         --------------                 --------------------
Thomas M. Collins                     62        Chairman of                    See "Directors and
McDermott & Trayner                              the  Board                    Officers of the
225 S. Lake Avenue,                                                             Company."
Suite 410
Pasadena, CA  91101-3005



                                                 Position with
Name And Address                     Age         Master Trust I                 Principal Occupations
----------------                     ---         --------------                 ---------------------

Michael Austin                       59          Trustee of Master              Chartered Accountant;
Victory House,                                   Trust I                        Trustee, Master Invest-
Nelson Quay                                                                     ment Trust, Series II
Governor's Harbour                                                              (1993 to February 1997);
Grand Cayman                                                                    Retired Partner, KPMG Peat
Cayman Islands                                                                  Marwick LLP
British West Indies

Robert E. Greeley                     64        Trustee of Master              See "Directors and
Page Mill Asset                                  Trust I                        Officers of the Company."
 Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*                   70          Trustee of Master              Retired President, Laird
1200 Shenandoah Drive East                       Trust I                        Norton Trust Company,
Seattle, WA  98112                                                              Chairman of the Board of
                                                                                Advisors, Phoenix Venture Funds;
                                                                                Trustee, Seafirst Retirement Funds;
                                                                                Trustee, Master Investment Trust,
                                                                                Series II (1993 to February 1997);
                                                                                former Supervisor, Collective
                                                                                Investment Trust for Seafirst
                                                                                Retirement Accounts; former Trustee,
                                                                                First Funds of America (registered
                                                                                investment companies).

Cornelius J. Pings                    67        Trustee of Master               See "Directors and Officers of
Association of American                          Trust I                        the Company."
  Universities
 1200 New York Avenue, N.W.
Suite  550
Washington, DC  20005

J. David Huber                       49          President of                   See "Directors and
BISYS Fund Services                              Master Trust I                 Officers of the Company."
3435 Stelzer Road
Columbus, OH  43219

Adrian J. Waters                     32          Executive Vice                 Managing Director,
 BISYS Fund Services                             President,                     Concord Management
 Floor 2, Block 2                                Treasurer and                  (Ireland) Ltd. since May
 Harcourt Centre                                 Assistant                      1993; Manager in the
Dublin 2, Ireland                                Secretary of                   Investment Company Industry
                                                 Master Trust I                 Services Group, Price
                                                                                Waterhouse 1989 to May 1993;
                                                                                Member of Oliver Freaney and
                                                                                Co./Spicer and Openheim
                                                                                Chartered Accountants 1986-
                                                                                1989.


                                                 Position with
Name And Address                     Age         Master Trust I                 Principal Occupations
----------------                     ---         --------------                 ---------------------
Stephanie L. Blaha                    37        Vice President of              See "Directors and Officers of
BISYS Fund Services                              Master Trust I                 the Company."
3435 Stelzer Road
Columbus, OH  43219

W. Bruce McConnel, III                54        Secretary of                   See "Directors and
1345 Chestnut Street                             Master Trust I                 Officers of the Company."
Philadelphia, PA 19107

-----------------------------

* Mr. Nathane is an "interested trustee" of Master Trust I as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $3,000 ($5,000 in the case of any trustee who is not also a Director or Trustee of a feeder fund of one of the portfolios of Master Trust I) plus $500 per day for each travel day and each day of a Board or committee meeting attended, for his services as trustee of each of Master Trust I. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. For its fiscal year ended February
 28, 1997, Master Trust I paid or accrued for the account of its trustees as a group for services in all capacities a total of $50,362; of that amount, $32, $1,894, $14,942, $7,722 and $25,773 were allocated to the Master Portfolios corresponding to the International Equity, Corporate Bond, Asset Allocation, Intermediate Bond and Blue Chip Funds, respectively (prior to September 1,
1996, September 1, 1996 and June 23, 1997 the International Equity , Corporate Bond and Asset Allocation Funds operated as part of a master-feeder structure and invested all of their respective assets in the International Equity, Corporate Bond and Asset Allocation Master Portfolios, respectively). The trustee's fees and reimbursements are allocated among all of Master Trust I's portfolios based on their relative net asset values. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to Master Trust I.

The following chart provides certain information for the fiscal year ended February 28, 1997 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:


============================================================================================================================
                                                                                                                 TOTAL

                                                                PENSION OR                                   COMPENSATION
                                                                RETIREMENT                                       FROM
                                                                 BENEFITS              ESTIMATED              REGISTRANT
                                         AGGREGATE              ACCRUED AS              ANNUAL                 AND FUND
                                       COMPENSATION              PART OF               BENEFITS                COMPLEX**
        NAME OF PERSON/                  FROM THE                  FUND                  UPON                   PAID TO
            POSITION                      COMPANY               EXPENSES*             RETIREMENT               DIRECTORS

---------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins                         $76,000                  $14,074                $31,293               $86,125
Director
---------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $37,000                  $11,410                $24,680               $37,000
Vice Chairman of
the Board
---------------------------------------------------------------------------------------------------------------------------
Robert E.  Greeley                        $33,000                  $ 8,992                $17,905               $51,625
Director
---------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $35,000                  $12,664                $26,722               $43,000
Director
---------------------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs                       $78,500                  $18,500                $    --               $78,500
Director Emeritus
---------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                        $57,000                  $10,133                $22,561               $68,125
President and
Chairman of the
Board
===========================================================================================================================


------------------------------

* For the fiscal year ended February 28, 1997, the Company accrued on the part of all of the directors an aggregate of $57,273 in retirement benefits.

** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Trust I, Master Trust, II, Time Horizon Funds and World Horizon Funds. Fees from the Time Horizon Funds are for the period from March 1, 1996 to February 28, 1997.

INVESTMENT ADVISER
------------------

                  Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. As described in the Prospectuses, the Feeder Funds have not retained the services of an investment adviser because they seek to achieve their investment objectives by investing all their assets in their corresponding Master Portfolio. In the Investment Advisory Agreements with the Companies, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolios. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the Investment Advisory Agreements with respect to the Capital Income Fund, Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Fund, Short-Term Government Fund and International Equity Fund provide that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

                  For the services provided and expenses assumed pursuant to the particular investment advisory agreement, the Companies have agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rates of .25% of the average daily net assets of the Short-Term Government Fund; .30% of the net assets of the Intermediate Bond Master Portfolio; .35% of the net assets of each of the National Municipal Bond Fund and U.S. Government Securities Fund;
 .40% of the net assets of the California Tax-Exempt Bond Fund and Asset Allocation Fund; .45% of the net assets of each of the Capital Income Fund and Corporate Bond Fund; .50% of the net assets of the Blue Chip Master
Portfolio; .60% of the net assets of the Aggressive Growth Fund; and .75% of the net assets of the International Equity Fund for the services provided and expenses assumed pursuant to the particular Investment Advisory Agreement. The fees payable to Bank of America are not subject to reduction as the value of each Fund's or Master Portfolio's net assets increase. From time to time,

Bank of America may voluntarily waive fees or reimburse a particular Fund or Master Portfolio for expenses . Prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.45%, 0.75% and 0.55% of the respective average daily net assets of the Intermediate Bond, Blue Chip and Asset Allocation Master Portfolios.

                  For the fiscal years indicated, the following advisory fees (net of waivers) were paid or payable to Bank of America by the Aggressive Growth, California Tax-Exempt Bond, Capital Income , U.S. Government Securities Funds, International Equity Fund and Short-Term Government Fund as follows:

                                 ---------------------------------------------------------------------
                                  Year ended                Year Ended                 Year ended
                                  February 28,             February 29,                February 28,
                                     1997                      1996                      1995
------------------------------------------------------------------------------------------------------
Aggressive Growth                $1,239,652                $  935,275                $  816,300
Fund
------------------------------------------------------------------------------------------------------
California Tax-                  $  857,206                $  584,994                $  606,131
Exempt Bond Fund
------------------------------------------------------------------------------------------------------
Capital Income                   $1,220,622                $  992,349                $  572,638
Fund
------------------------------------------------------------------------------------------------------
U.S. Government                  $  283,471                $  269,498                $  397,905
Securities Fund
------------------------------------------------------------------------------------------------------
International Equity             $   48,128                       N/A                       N/A
Fund(1)
------------------------------------------------------------------------------------------------------
Short-Term                       $   12,022                       N/A                       N/A
Government Fund(2)
------------------------------------------------------------------------------------------------------

(1) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, the International Equity Master Portfolio paid $0 in advisory fees (net of waivers) to Bank of America.

(2)  Period from August 2, 1996 (inception date) to February 28, 1997.

                  For the fiscal years indicated, Bank of America waived advisory fees with respect to the Aggressive Growth, California Tax-Exempt Bond, Capital Income , U.S. Government Securities, International Equity and
Short-Term Government Funds as follows:



                                        ---------------------------------------------
                                         Year ended    Year Ended       Year ended
                                         February 28,  February 29,    February 28,
                                            1997           1996           1995
-------------------------------------------------------------------------------------
Aggressive Growth                         $      0       $      0       $      0
Fund
-------------------------------------------------------------------------------------
California Tax-                           $244,720       $234,006       $242,173
Exempt Bond Fund
-------------------------------------------------------------------------------------
Capital Income                            $      0       $      0       $359,205
Fund
-------------------------------------------------------------------------------------
 U.S. Government                          $134,763       $ 41,779       $      0
Securities Fund
-------------------------------------------------------------------------------------
International Equity                      $ 56,931            N/A            N/A
Fund(1)
-------------------------------------------------------------------------------------
Short-Term                                $ 12,022            N/A            N/A
Government Fund(2)
-------------------------------------------------------------------------------------

(1) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, Bank of America waived advisory fees of $8,262 with respect to the International Equity Master Portfolio.

(2)  Period from August 2, 1996 (inception date) to February 28, 1997.

                  Except as noted below, for the fiscal years indicated Bank of America waived its entire advisory fee with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund (Municipal Master Portfolio for periods prior to July 1, 1996) as follows:

                            ------------------------------------------------------------
                             Year ended                  Year ended         Year ended
                            February 28,                February 29,       February 28,
                               1997                         1996              1995
----------------------------------------------------------------------------------------
Intermediate
Bond Master                   $428,2871                  $  296,136        $  293,222
Portfolio


--------

1 For the fiscal year ended February 28, 1997, Bank of America waived $256,439, $961,001, $735,797 and $0 in advisory fees with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund. Prior to June 23, 1997, the Asset Allocation Fund invested all of its assets in the
                                                                  (continued...)

                                 ------------------------------------------------
                                 Year ended    Year Ended       Year ended
                                  February 28,  February 29,    February 28,
                                     1997           1996           1995
--------------------------------------------------------------------------------
Blue Chip Master                $2,701,648(1)      $1,574,3882        $1,091,132
Portfolio
--------------------------------------------------------------------------------
Asset Allocation                $1,046,406(1)      $  913,660(2)      $  849,188
Master Portfolio
--------------------------------------------------------------------------------
National
Municipal  Bond                 $   34,135(1)      $   24,739         $    6,147
Fund3
--------------------------------------------------------------------------------

                  Additionally, for the fiscal years indicated , Bank of America assumed certain operating expenses of the Intermediate
Bond Fund, Blue Chip Fund, Asset Allocation Fund, Municipal
Master Portfolio , National Municipal Bond Fund, U.S. Government
Securities Fund, Corporate Bond Fund, International Equity Fund, and Short-Term Government Fund as follows:

--------

1.(...continued)

     Asset Allocation Master Portfolio. On June 23, 1997, the Asset Allocation Fund withdrew assets from the Asset Allocation Master Portfolio and invested them directly in investment securities.

2 For the fiscal year ended February 29, 1996, Bank of America waived $1,164,328 and $720,259, respectively, in advisory fees with respect to the Blue Chip Master Portfolio and Asset Allocation Master Portfolio.

3 Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew assets from the Municipal Master Portfolio and invested them directly in investment securities. For the period from March 1, 1996 to June 30, 1996 the Municipal Master Portfolio paid advisory fees of $0 and Bank of America waived advisory fees of $14,997. For the fiscal years ended February 29, 1996 and February 28, 1995, the Municipal Master Portfolio paid the advisory fees listed above.





                                      ------------------------------------------
                                       Year ended      Year ended    Year ended
                                      February 28,    February 29,    February
                                         1997               1996        28, 1995
--------------------------------------------------------------------------------
Intermediate Bond                      $146,716          $      0       $207,033
Fund
--------------------------------------------------------------------------------
Blue Chip Fund                         $      0          $      0       $245,776
--------------------------------------------------------------------------------
Asset Allocation                       $ 31,598          $      0       $245,718
Fund
--------------------------------------------------------------------------------
Municipal Master                       $      0(1)       $      0       $121,591
Portfolio
--------------------------------------------------------------------------------
National                               $      0          $      0       $180,700
Municipal Bond Fund
--------------------------------------------------------------------------------
U.S. Government                        $ 93,097          $      0       $      0
Securities Fund
--------------------------------------------------------------------------------
Corporate Bond Fund                    $      0          $      0       $      0
--------------------------------------------------------------------------------
International                          $132,666               N/A            N/A
Equity Fund(2)
--------------------------------------------------------------------------------
Short-Term                             $114,415               N/A            N/A
Government Fund(3)
--------------------------------------------------------------------------------

(1) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew assets from the Municipal Master Portfolio and invested them directly in investment securities. Assumed operating expenses are for the period March 1, 1996 to June 30, 1996.

(2) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, Bank of America assumed operating expenses of $41,154 with respect to the International Equity Master Portfolio.

(3)  Period from August 2, 1996 (inception date) to February 28, 1997.

                  For the periods indicated, Bank of America waived its entire advisory fee with respect to the Corporate Bond Fund (and Corporate Bond Master Portfolio for the period prior to September 1, 1996) as follows:



                     ----------------------------------------------------------
                                                                   Period April
                                                                     25, 1994
                                                                     (the date
                                                                        the
                                                                    Predecessor
                                                                     Fund was
                                                                    reorganized
                                                                     into the
                                                         Period      Corporate
                                                        October 1,   Bond Fund)
                           Year ended      Year ended  1994 through    through
                            February        February    February 28,  September
                             28, 1997       29, 1996        1995       30, 1994
-------------------------------------------------------------------------------
Corporate                  $ 70,991(1)      $144,324      $ 58,897      $ 73,575
Bond
Fund
-------------------------------------------------------------------------------


(1) Prior to September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio . On September 1, 1996, the Corporate Bond Fund withdrew assets from the Corporate Bond Master Portfolio and invested them directly in investment securities. Fees waived are for the period from September 1, 1996 to February 28, 1997. For the same period Bank of America waived $129,971 in advisory fees with respect to the Corporate Bond Fund. For the period from March 1, 1996 to August 31, 1996 the Corporate Bond Master Portfolio paid advisory fees of $0 and Bank of America waived $69,539 in advisory fees with respect to the Corporate Bond Master Portfolio.

                  The Investment Advisory Agreements between Bank of America and each Company will be in effect until October 31, 1997, and will continue in effect with respect to a particular Master Portfolio or Fund from year to year thereafter only so long as such continuation is approved at least annually by
(i) the Board of Trustees/Directors of the particular Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of such particular Master Portfolio or Fund, and (ii) a majority of those trustees/directors of the particular Company who are not "interested persons," as defined in the 1940 Act, of any party to the particular Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, each Investment Advisory Agreement is terminable with respect to a particular Master Portfolio or Fund at any time without penalty upon 60 days' written notice by the Board of Trustees/Directors of the particular Company, by vote of the holders of a majority of a particular Master Portfolio's or Fund's outstanding voting securities, or by Bank of America.

                  See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Funds or Master Portfolios.

                  The Investment Advisory Agreements provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

SUB-ADVISER
-----------

                  Wellington Management, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the International Equity Fund. Wellington Management is a professional investment counselling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Sub-Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

                  Under the Sub-Advisory Agreement dated January 1, 1997, between Bank of America and Wellington Management, the Sub-Adviser, subject to the oversight and supervision of the Adviser and the Company's Board of Directors, provides a continuous investment program for the International Equity Fund, including investment research and management with respect to all securities and investments and cash equivalents in the International Equity Fund. The Sub-Adviser also determines from time to time what securities and other investments will be purchased, retained or sold by the International Equity Fund. The Sub-Advisory Agreement provides that Bank of America will pay Wellington Management a quarterly fee based on the average month-end net assets of the International Equity Fund, at the annual rate of 0.40% of the Fund's first $50 million of average month-end net assets, plus 0.30% of the next $100 million of the Fund's average month-end net assets, plus 0.25% of the next $350 million of the Fund's average month-end net assets, plus 0.20% of the Fund's average month-end net assets over $500 million.

         Pursuant to the sub-advisory agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the sub-advisory agreement, except that the Sub-Adviser is liable to the Company and the Adviser for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the sub-advisory agreement.

         The sub-advisory agreement between Bank of America and Wellington Management will be in effect until October 31, 1998 and continue in effect for successive annual periods ending on October 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the International Equity Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by the Company (in the case of the Company, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the International Equity Fund) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Company, provided that in each such case, notice is given simultaneously to the Adviser. In addition, in the event of the termination of the Investment Advisory Agreement with respect to the International Equity Fund for any reason (whether by the Company, by the Adviser or by operation of law) the sub-advisory agreement terminates upon the effective date of such termination of the Investment Advisory Agreement.

                  For the period from January 1, 1997 to February 28, 1997, Wellington Management earned advisory fees of $2924 and Wellington Management waived advisory fees of $6823.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION
-----------------------------------------------

                  The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

                  Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Portfolios contemplated by the particular Investment Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolios or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Funds' Prospectuses.)

                  On the other hand, as described herein, the Funds are currently distributed by Concord Financial Group, Inc., The BISYS Group, Inc., either directly or through its off-shore subsidiary with respect to the Intermediate Bond Master Portfolio and Blue Chip Master Portfolio, provides the Funds and Master Portfolios with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Companies expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by The BISYS Group, Inc. or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Companies expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by The BISYS Group, Inc. or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by a particular Company's Board of Directors/Trustees.

ADMINISTRATOR
-------------
                   The BISYS Group, Inc. through its wholly-owned subsidiary BISYS Fund Services, L.P. (the "Administrator" or "BISYS"), with offices at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219 serves as administrator. The Administrator also serves as administrator to several other investment companies. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of BISYS served as the Funds' administrator (the "Prior Administrator").

                  The Administrator (and/or its off-shore affiliate with respect to the Intermediate Bond Master Portfolio and Blue Chip Master Portfolio) provides administrative services to the Funds and the Master Portfolios as described in the Funds' Prospectuses pursuant to separate administration agreements for each Company. Each Master Portfolio's administration agreement will continue in effect until October 31, 1997 and thereafter for successive periods of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Trustees of the particular Master Trust who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the particular Master Trust or by vote of a "majority of the outstanding voting securities" of such Master Portfolio. Each Master Portfolio's administration agreement is terminable at any time with respect to such Master Portfolio, without penalty, by its Board of Trustees or by vote of a majority of such Master Portfolio's outstanding voting securities upon 60 days' notice to the Administrator, or by the Administrator, upon 90 days' written notice to such Master Portfolio. The Company's administration agreement will continue in effect until October 31, 1997 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved by (a) vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of any Fund upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

                  The Companies have agreed to pay the Administrator fees for its services as Administrator, accrued daily and payable monthly, at the annual rates of .05% of the average daily net assets of the Intermediate Bond Master Portfolio and Blue Chip Master Portfolio; .15% of the average daily net assets of the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund ; .20% of the average daily net assets of the U.S. Government Securities, National Municipal Bond Fund, Short-Term Government, Capital Income, Corporate Bond and International Equity Funds; and .30% of the average daily net assets of the Aggressive Growth and California Tax-Exempt Bond Funds. The fees payable to the Administrator are not subject to reduction as the value of each Fund's and Master Portfolio's net assets increase. From time to time, the Administrator may voluntarily waive fees or reimburse a Fund or Master Portfolio for expenses. Prior to July 1, 1996, September 1, 1996, September 1, 1996 and June 23, 1997, the Administrator or Prior Administrator was entitled to receive an administration fee payable at the annual rate of 0.15% of the National Municipal Bond Fund's and 0.05% of the Municipal Master Portfolio's average daily net assets, 0.15% of the Corporate Bond Fund's and 0.05% of the Corporate Bond Master Portfolio's average daily net assets, 0.15% of the International Equity Fund's and 0.05% of the International Equity Master Portfolio's average daily net assets and 0.15% of the Asset Allocation Fund's and 0.05% of the Asset Allocation Master Portfolio's average daily net assets, respectively.

                  For the fiscal years indicated, the following administration fees (net of waivers) were paid or payable to the Administrator or Prior Administrator by the Aggressive Growth Fund, California Tax-Exempt Bond Fund, Capital Income Fund, U.S. Government Securities Fund, Short-Term Government Fund, International Equity Fund and International Equity Master Portfolio as follows:



                                  --------------------------------------------
                                  Year ended    Year ended    Year ended
                                  February 28,  February 29,  February 28,
                                     1997           1996         1995
-------------------------------------------------------------------------------
Aggressive Growth                  $619,826      $467,638      $408,150
Fund
-------------------------------------------------------------------------------
California Tax-                    $459,068      $438,745      $454,249
Exempt Bond Fund
-------------------------------------------------------------------------------
Capital Income                     $542,500      $441,044      $414,134
Fund
-------------------------------------------------------------------------------
U.S. Government                    $ 84,992      $153,997      $227,374
Securities Fund
-------------------------------------------------------------------------------
Short-Term                         $      0(1)        N/A         N/A
Government Fund
-------------------------------------------------------------------------------
International Equity               $      0(2)        N/A         N/A
Fund
-------------------------------------------------------------------------------
International                      $      0(3)        N/A         N/A
Equity Master
Portfolio
-------------------------------------------------------------------------------


(1)  Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(2)  Period from May 13, 1996 (inception date of fund) to February 28, 1997.

(3) Prior to September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. On September 1, 1996, the International Equity Fund withdrew its assets from the International Equity Master Portfolio and invested directly in investment securities. For the period from May 13, 1996 (inception date) to August 31, 1996, the International Equity Master Portfolio paid administration fees (net of waivers) of $0 to the Prior Administrator and the Prior Administrator waived administration fees of $551 with respect to the International Equity Master Portfolio.

                  For the fiscal years indicated, the Administrator or Prior Administrator waived administration fees with respect to the Aggressive Growth, California Tax-Exempt Bond, Capital Income , U.S. Government Securities, Short-Term Government and International Equity Funds as follows:


                                      ------------------------------------------
                                      Year ended        Year ended    Year ended
                                      February 28,      February 29,  February 28,
                                         1997              1996          1995
                                       --------          --------       --------
Aggressive Growth                      $      0          $      0       $      0
Fund
--------------------------------------------------------------------------------
California Tax-                        $183,837          $175,505       $181,979
Exempt Bond Fund
--------------------------------------------------------------------------------
Capital Income                         $      0          $      0       $      0
Fund
--------------------------------------------------------------------------------
U.S. Government                        $ 77,220          $ 23,875       $      0
Securities Fund
--------------------------------------------------------------------------------
Short-Term                             $  9,617(1)            N/A            N/A
Government Fund
--------------------------------------------------------------------------------
International Equity                   $ 15,032(2)            N/A            N/A
Fund
--------------------------------------------------------------------------------

(1)  Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(2)  Period from May 13, 1996 (inception date of fund) to February 28, 1997.


                  Additionally, for the fiscal years indicated, the Administrator or Prior Administrator reimbursed operating expenses of the Blue Chip Fund, Asset Allocation Fund, Intermediate Bond Fund, National Municipal Bond Fund, Municipal Master Portfolio , Corporate Bond Fund, Corporate Bond Master Portfolio, U.S. Government Securities Fund, International Equity Fund and International Equity Master Portfolio as follows:
                                      -109-



                                   --------------------------------------------
                                   Year ended   Year ended   Year ended
                                   February 28, February 29,  February 28,
                                      1997         1996          1995
-------------------------------------------------------------------------------
Blue Chip Fund                     $    303      $150,472      $      0
-------------------------------------------------------------------------------
Asset Allocation                   $ 31,598      $192,545      $      0
Fund
-------------------------------------------------------------------------------
Intermediate Bond                  $146,716      $253,991      $      0
Fund
-------------------------------------------------------------------------------
National Municipal                 $147,200      $172,071      $      0
Bond Fund
-------------------------------------------------------------------------------
Municipal Master                   $      0      $169,773      $      0
Portfolio(1)
-------------------------------------------------------------------------------
Corporate Bond Fund                $      0      $      0      $      0
-------------------------------------------------------------------------------
Corporate Bond                     $      0      $233,360      $      0
Master Portfolio(2)
-------------------------------------------------------------------------------
U.S. Government                    $      0(3)      N/A             N/A
Securities Fund
-------------------------------------------------------------------------------
International                      $      0(4)      N/A             N/A
Equity Fund
-------------------------------------------------------------------------------
International                      $      0(5)      N/A             N/A
Equity Master
Portfolio
-------------------------------------------------------------------------------


--------------------

(1) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew its investment from the Municipal Master Portfolio and invested directly in investment securities. For the period March 1, 1996 to June 30, 1996 the Prior Administrator reimbursed operating expenses of $0 with respect to the Municipal Master Portfolio.

(2) Prior to September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio.
         On September 1, 1996, the Corporate Bond Fund withdrew its investment from the Corporate Bond Master Portfolio and invested directly in investment securities. For the period March 1, 1996 to August 31, 1996, the Prior Administrator reimbursed operating expenses of $0 with respect to the Corporate Bond Master Portfolio.

(3)      Period from August 2, 1996 (inception date of fund) to
         February 28, 1997.

(4)      Period from May 13, 1996 (inception date of fund) to
         February 28, 1997.

(5) Prior to September 1, 1996, the International Equity Fund invested all of its assets in the International Equity
         Master Portfolio.  On September 1, 1996, the International
         Equity Fund withdrew its investment from the International
         Equity Master Portfolio and invested them directly in securities. For the period March 1, 1996 to August 31,
         1996, the Prior Administrator reimbursed operating expenses of $32,892 with respect to the International Equity Master
         Portfolio.


                  Except as noted below, for the fiscal years indicated the Administrator or Prior Administrator waived its entire administration fee with respect to the Intermediate Bond Fund and the Intermediate Bond Master Portfolio, the Blue Chip Fund and the Blue Chip Master Portfolio, the Asset Allocation Fund and the Asset Allocation Master Portfolio and National Municipal Bond Fund and the Municipal Master Portfolio as follows:



                                  ----------------------------------------------
                                  Year Ended       Year Ended        Year ended
                                  February 28,     February 29,     February 28,
                                     1997              1996             1995
--------------------------------------------------------------------------------
Intermediate                      $ 24,165           $  9,952           $  1,723
Bond Fund
--------------------------------------------------------------------------------
Intermediate                      $ 47,588(1)        $ 30,769           $ 33,431
Bond Master
Portfolio
--------------------------------------------------------------------------------
Blue Chip Fund                    $153,571           $ 44,971           $  5,833
--------------------------------------------------------------------------------
Blue Chip                         $180,110(1)        $104,889(2)        $ 72,742
Master
Portfolio
--------------------------------------------------------------------------------
Asset                             $ 41,432           $ 19,909           $  4,703
Allocation Fund
--------------------------------------------------------------------------------
Asset                             $ 94,685(1)        $ 83,060(2)        $ 79,573
Allocation Master
Portfolio
--------------------------------------------------------------------------------
National                          $ 25,897(1)        $ 10,543           $  2,720
Municipal Bond
Fund
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Municipal                 $        0    $ 3,534             $   896
Master Portfolio(3)
------------------------------------------------------------------------------


--------------------

(1) For the fiscal year ended February 28, 1997, the Administrator or Prior Administrator waived $28,508, $64,005, $66,954 and $0 with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund, respectively.

(2) For the fiscal year ended February 29, 1996, the Prior Administrator waived $77,922 and $65,491, respectively in administration fees with respect to the Blue Chip Master Portfolio and Asset Allocation Master Portfolio.

(3) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew its assets from the Municipal Master Portfolio and invested directly in investment securities. For the period from March 1, 1996 to June 30, 1996 the Municipal Master Portfolio paid administration fees of $0 and the Prior Administrator waived administration fees of $1,951 with respect to the Municipal Master Portfolio.

                  For the periods indicated, the Administrator or the Prior Administrator waived its entire administration fee with respect to the Corporate Bond Fund and the Corporate Bond Master Portfolio as follows:


                             ---------------------------------------------------------------------------------------
                                                                                            Period April 25, 1994
                                                                                               (the date the
                                                                                            Predecessor Fund was
                                                                                            reorganized into the
                                                                   Period October 1, 1994   Corporate Bond Fund)
                                 Year ended         Year ended      through February 28,    through September 30,
                             February 28, 1997   February 29, 1996         1995                     1994
------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund               $54,670             $48,108            $19,569                  $24,407
------------------------------------------------------------------------------------------------------------------
Corporate Bond Master             $     0             $16,036            $ 6,544                  $ 8,175
Portfolio(1)
------------------------------------------------------------------------------------------------------------------


(1) Prior to September 1, 1996, the Corporate Bond Fund invested all of its assets on the Corporate Bond Master Portfolio. On September 1, 1996, the Corporate Bond Fund withdrew its investment from the Corporate Bond Master Portfolio and invested them directly in portfolio securities. For the period from March 1, 1996 to August 31, 1996, the Corporate Bond Master Portfolio paid administration fees of $0 and the Prior Administrator waived administration fees of $7,727 with respect to the Corporate Bond Master
         Portfolio.

                  During the course of the Company's fiscal year, the Bank of America and other service providers may prospectively waive payment of fees and/or assume certain expenses of one or more of the Funds or Master Portfolios, as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.


                  The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by The Bank of New York (with respect to the National Municipal Bond Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Corporate Bond Fund, International Equity Fund, Short-Term Government Fund and Asset Allocation Fund, and an offshore affiliate of PFPC with respect to the Intermediate Bond Fund and Blue Chip Fund and their corresponding Master Portfolios) for certain fund accounting services which are borne by the Funds and Master Portfolios. See "General Information-- Custodian and Transfer Agent" below. Expenses borne by the Funds and Master Portfolios include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, SEC fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' and interestholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing (and/or distribution fees with respect to the Non-Feeder Funds) in connection with Pacific Horizon's shares are also paid by Pacific Horizon. See "Distributor and Plan Payments."


                  The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, the Funds, Master Trust I, or the Master Portfolios in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.


                   The Bank of New York ("BONY") (with respect to the National Municipal Bond Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Corporate Bond Fund, International Equity Fund, Short-Term Government Fund and Asset Allocation Fund, and an off-shore affiliate of PFPC with respect to the Intermediate Bond Fund and Blue Chip Fund and their Master Portfolios) provide the Funds and their corresponding Master Portfolios with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, BONY and PFPC have agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds and the Master Portfolios. The monthly fees charged by BONY and PFPC under the fund accounting services agreements are borne by the Funds and the Master Portfolios.


DISTRIBUTOR AND PLAN PAYMENTS
-----------------------------

                  Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of the Administrator, acts as distributor of the shares of Pacific Horizon. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Pacific Horizon's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1997. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of Pacific Horizon's Board of Directors who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Pacific Horizon's Board of Directors or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; PROVIDED, HOWEVER, that the distribution agreement may be terminated by Pacific Horizon at any time, without the payment of any penalty, by vote of a majority of Pacific Horizon's entire Board of Directors or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to Pacific Horizon. The agreement will automatically and immediately terminate in the event of its "assignment".

                  For the fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, the Distributor received sales loads in connection with the purchase of A shares of the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Short-Term Government and International Equity Funds as follows:

                                                    FISCAL YEAR ENDED FEBRUARY  28, 1997
                                     -------------------------------------------------------------------
                                                                                             Amount of
                                                                                            Total Sales
                                                                   Amount of                    Load
                                                                 Total Sales                 Retained By
                                   Total Sales                      Load                     Affiliates
                                  Load Received                  Retained By                 of Bank of
                                  By Distributor                 Distributor                    America
--------------------------------------------------------------------------------------------------------
Aggressive Growth                   $1,088,000(1)                  $  120,955                  $  938,206
Fund
--------------------------------------------------------------------------------------------------------
California Tax-                     $  591,000(1)                  $   45,746                  $  542,086
Exempt Bond Fund
--------------------------------------------------------------------------------------------------------
U.S. Government                     $  179,000(1)                  $   19,990                  $  161,482
Securities Fund
--------------------------------------------------------------------------------------------------------
Capital Income                      $2,424,000(1)                  $  268,543                  $2,094,439
Fund
--------------------------------------------------------------------------------------------------------
Intermediate Bond                   $   92,000(1)                  $   10,026                  $   82,259
Fund
--------------------------------------------------------------------------------------------------------
Blue Chip Fund                      $2,418,000(1)                  $  268,770                  $2,128,530
--------------------------------------------------------------------------------------------------------
Asset Allocation                    $  421,000(1)                  $   47,026                  $  373,436
Fund
--------------------------------------------------------------------------------------------------------
National Municipal                  $  203,000(1)                  $   21,986                  $  180,834
Bond Fund
--------------------------------------------------------------------------------------------------------
Corporate Bond                      $  103,000(1)                  $   11,522                  $   90,340
Fund
--------------------------------------------------------------------------------------------------------
Short-Term                          $        0(1)                  $        0                  $        0
Government Fund(2)
--------------------------------------------------------------------------------------------------------
International                       $  115,000(1)                  $   12,765                  $  101,858
Equity Fund(3)
--------------------------------------------------------------------------------------------------------

--------

1        Balance was paid to selling dealers.

2        Period from August 2, 1996 (inception date of fund) to February 28,
         1997.

3        Period from May 13, 1996 (inception date of fund) to February 28, 1997.


                                    FISCAL YEAR ENDED FEBRUARY  29, 1996
                              --------------------------------------------------
                                                                      Amount of
                                                                     Total Sales
                                                     Amount of          Load
                                                    Total Sales      Retained By
                                 Total Sales           Load           Affiliates
                                Load Received       Retained By       of Bank of
                                By Distributor      Distributor         America
--------------------------------------------------------------------------------
Aggressive Growth              $  805,092(1)        $   118,403       $  653,024
Fund
--------------------------------------------------------------------------------
California Tax-                $1,180,348(1)        $   131,821       $1,048,152
Exempt Bond Fund
--------------------------------------------------------------------------------
U.S. Government                $  571,074(1)        $    63,560       $  505,941
Securities Fund
--------------------------------------------------------------------------------
Capital Income                 $1,746,063(1)        $   202,102       $1,493,113
Fund
--------------------------------------------------------------------------------
Intermediate Bond              $  460,801(1)        $    51,076       $  408,407
Fund
--------------------------------------------------------------------------------
Blue Chip Fund                 $2,138,130(1)        $   255,167       $1,875,240
--------------------------------------------------------------------------------
Asset Allocation               $  642,818(1)        $    69,818       $  569,332
Fund
--------------------------------------------------------------------------------
National Municipal             $  370,172(1)        $    40,099       $  325,350
 Bond Fund
--------------------------------------------------------------------------------
Corporate Bond                 $  152,616           $    17,586       $  133,287
Fund
--------------------------------------------------------------------------------



--------

1        Balance was paid to selling dealers.

                                         FISCAL YEAR ENDED FEBRUARY 28, 1995
                               -------------------------------------------------
                                                                       Amount of
                                                                      Total Sales
                                                      Amount of          Load
                                                     Total Sales      Retained By
                                    Total Sales         Load          Affiliates
                                   Load Received     Retained By      of Bank of
                                   By Distributor    Distributor        America
---------------------------------------------------------------------------------
Aggressive Growth                  $  340,853(1)         $ 60,878         $257,259
Fund
---------------------------------------------------------------------------------
California Tax-                    $  322,982(1)         $ 37,001         $268,563
Exempt Bond Fund
---------------------------------------------------------------------------------
U.S. Government                    $  181,635(1)         $ 21,022         $ 90,642
Securities Fund
---------------------------------------------------------------------------------
Capital Income                     $2,449,559(1)         $201,638         $388,254
Fund
---------------------------------------------------------------------------------
Intermediate Bond                  $   53,285            $  5,470         $ 47,815
Fund
---------------------------------------------------------------------------------
Blue Chip Fund                     $  286,628            $121,377         $165,251
---------------------------------------------------------------------------------
Asset Allocation                   $  114,388            $ 30,504         $ 83,884
Fund
---------------------------------------------------------------------------------
National Municipal                 $   85,535(1)         $  9,400         $ 74,860
Bond Fund
---------------------------------------------------------------------------------




------------------

1        Balance was paid to selling dealers.

                                      -118-



                                               Period  October 1, 1994 through
                                                      February 28,  1995
                              -----------------------------------------------------
                                                                       Amount of
                                                                      Total Sales
                                                       Amount of        Load
                                                      Total Sales     Retained By
                                   Total Sales           Load         Affiliates
                                  Load Received       Retained By     of Bank of
                                  By Distributor      Distributor       America
-------------------------------------------------------------------------------------
 Corporate Bond                        $11,175          $ 1,436          $ 9,326
Fund
-------------------------------------------------------------------------------------


                                           Period  April 25, 1994 (the date the
                                          Predecessor Fund reorganized into the
                                       Corporate Bond Fund) through September 30,
                                                          1994
                                     ----------------------------------------------
                                                                      Amount of
                                                                     Total Sales
                                                    Amount of            Load
                                                   Total Sales       Retained By
                                   Total Sales        Load            Affiliates
                                  Load Received    Retained By        of Bank of
                                  By Distributor    Distributor        America
-------------------------------------------------------------------------------------
Corporate Bond                         $1,4851          $125             $1,175
Fund
-------------------------------------------------------------------------------------


--------------------

1        Balance was paid to selling dealers.

                  The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from each of the Aggressive Growth Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund, Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, National Municipal Bond Fund, Corporate Bond Fund, Short-Term Government Fund and International Equity Fund during each fund's fiscal year ended February 28, 1997.



                                                                 Brokerage
                                                                 Commis-
                                 Net Under-                      sions in
                               writing Dis-     Compensation    connection       Other
                               counts and       on Redemption    with Fund       Compen-
                              Commissions(1)    And Repurchase  Transactions     sation(2)
                              --------------    --------------  ------------     ---------
Concord Financial
  Group, Inc.

Aggressive Growth Fund            $120,955           $ 0            $ 0           $308,283

California Tax-Exempt Bond        $ 45,746           $ 0            $ 0           $205,096
   Fund

U.S. Government Securities        $ 19,990           $ 0            $ 0           $161,482
   Fund

Capital Income Fund               $268,543           $ 0            $ 0           $ 46,625

Intermediate Bond Fund            $ 10,026           $ 0            $ 0           $ 82,259

Blue Chip Fund                    $268,770           $ 0            $ 0           $ 19,012

Asset Allocation Fund             $ 47,026           $ 0            $ 0           $  2,735

National Municipal
  Bond Fund                       $ 21,986           $ 0            $ 0           $    478

Corporate Bond Fund               $ 11,522           $ 0            $ 0           $ 90,340

Short-Term Government Fund        $      0           $ 0            $ 0           $      0

International Equity Fund         $ 12,765           $ 0            $ 0           $      0



---------------------------

(1)      Represents amounts received from front-end sales charge on A Shares.

(2) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan, Distribution Plan and Administrative and Shareholder Services Plan (see discussion in next section) and retained by the Distributor.

                  THE SHAREHOLDER SERVICES PLAN. Pacific Horizon has adopted separate Shareholder Services Plans (the "Plans") for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The fees paid under the Shareholder Services Plan for A Shares are in addition to the sales loads on A Shares described above and in the Prospectus.

                  Under the Shareholder Service Plans for A Shares and SRF Shares, Pacific Horizon pays the Distributor, with respect to the Funds for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for use by Pacific Horizon, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

                  Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

                   Each Shareholder Services Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the SRF Shares or A Shares of the Funds, as the case may be, during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

                  If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                  For the fiscal year ended February 28, 1997, the A Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond, Short-Term Government and International Equity Funds were charged the following amounts pursuant to the Shareholder Service
Plan:





                      ----------------------------------------------------------------
                                                                         Amount of
                                                          Amount of       Total
                                         Amount of         Total       Shareholder
                                           Total         Shareholder   Service Fee
                                         Shareholder     Service Fee      Paid to
                            Total        Service Fee       Paid to     Affiliates of
                         Shareholder       Paid to         Bank of        Bank of
                         Service Fee     Distributor       America       America
--------------------------------------------------------------------------------------
Aggressive Growth         $516,392        $308,283        $      0        $182,530
Fund
--------------------------------------------------------------------------------------
California Tax-           $535,750        $205,096        $      0        $303,684
Exempt Bond Fund
--------------------------------------------------------------------------------------
Capital Income            $677,727        $ 46,625        $      0        $593,044
Fund
--------------------------------------------------------------------------------------
U.S. Government           $202,413        $  7,966        $      0        $185,292
Securities Fund
--------------------------------------------------------------------------------------
Intermediate Bond         $ 40,161        $  1,045        $      0        $ 18,409
Fund
--------------------------------------------------------------------------------------
Blue Chip Fund            $256,504        $ 19,012        $      0        $230,703
--------------------------------------------------------------------------------------
Asset Allocation          $ 68,548        $  2,735        $      0        $ 64,576
Fund
--------------------------------------------------------------------------------------
Corporate Bond            $ 77,972        $ 54,333        $      0        $  9,525
Fund
--------------------------------------------------------------------------------------
National Municipal        $ 35,033        $    478        $      0        $ 18,506
Bond Fund                                 [$15,738
                                           waived]
--------------------------------------------------------------------------------------
Short-Term                $ 12,022        $      0        $      0        $      0
Government Fund           [$12,022
                           waived]
--------------------------------------------------------------------------------------
International             $ 18,778        $      0        $      0        $      0
Equity Fund               [$18,778
                            waived]
--------------------------------------------------------------------------------------

                  As of February 28, 1997, no SRF Shares had been issued in a public offering.

                  For the fiscal year ended February 29, 1996, the A Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond and National Municipal Bond were charged the following amounts pursuant to the Shareholder Service Plan:


                       --------------------------------------------------------------------
                                                                             Amount of
                                                           Amount of           Total
                                           Amount  of        Total          Shareholder
                                              Total       Shareholder        Service Fee
                                           Shareholder     Service Fee         Paid to
                               Total       Service Fee       Paid to         Affiliates of
                            Shareholder      Paid to         Bank of          Bank of
                            Service Fee    Distributor       America          America
------------------------------------------------------------------------------------------
Aggressive Growth            $389,698        $257,687        $      0        $110,825
Fund
------------------------------------------------------------------------------------------
California Tax-              $511,875        $232,686        $      0        $277,153
Exempt Bond Fund
------------------------------------------------------------------------------------------
Capital Income               $551,305        $ 64,707        $      0        $483,153
Fund
------------------------------------------------------------------------------------------
U.S. Government              $222,341        $ 17,257        $      0        $205,084
Securities Fund
------------------------------------------------------------------------------------------
Intermediate Bond            $ 16,582        $      0        $      0        $      0
Fund                         [$16,582
                              waived]
------------------------------------------------------------------------------------------
Blue Chip Fund               $ 74,950        $      0        $      0        $      0
                             [$74,950
                              waived]
------------------------------------------------------------------------------------------
Asset Allocation             $ 33,182        $      0        $      0        $      0
Fund                         [$33,182
                              waived]
------------------------------------------------------------------------------------------
Corporate Bond               $ 80,246        $      0        $      0        $      0
Fund                         [$80,246
                              waived]
------------------------------------------------------------------------------------------
National Municipal           $ 17,571        $      0        $      0        $      0
Bond Fund                    [$17,571
                              waived]
------------------------------------------------------------------------------------------

                  For the fiscal year ended February 29, 1995, the A Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond, Short-Term Government and International Equity Funds were charged the following amounts pursuant to the Shareholder Service
Plan:



                                     ---------------------------------------------------------------------------------------------
                                                                                                                Amount of
                                                                                    Amount of                     Total
                                                                 Amount of            Total                    Shareholder
                                                                   Total           Shareholder                 Service Fee
                                                                Shareholder        Service Fee                   Paid to
                                         Total                  Service Fee          Paid to                  Affiliates of
                                      Shareholder                 Paid to            Bank of                     Bank of
                                      Service Fee               Distributor          America                     America
----------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth                     $340,125                   $207,752              $0                      $ 61,145
  Fund
----------------------------------------------------------------------------------------------------------------------------------
California Tax-                        $530,190                   $198,585              $0                      $253,362
Exempt Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
Capital Income                         $517,667                   $ 42,808              $0                      $333,632
Fund
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government                        $284,218                    $ 7,186              $0                      $198,847
Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
 Intermediate Bond                      $ 2,873                    $     0              $0                            $0
Fund                                   [$ 2,873
                                        waived]
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                          $ 9,721                    $     0              $0                      $      0
                                       [$ 9,721
                                        waived]
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                        $ 7,757                    $     0              $0                      $      0
Fund                                   [$ 7,757
                                        waived]
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond                         $ 32,614                    $     0              $0                      $      0
Fund                                  [$ 32,614
                                        waived]
----------------------------------------------------------------------------------------------------------------------------------
National Municipal                     $  4,533                    $     0              $0                      $      0
Bond Fund                             [$  4,533
                                        waived]
----------------------------------------------------------------------------------------------------------------------------------

                  Payments for shareholder service expenses under the Plans are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plans, the Distributor provides that a report of the amounts expended under the
 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plans provide that the selection and nomination of the directors of Pacific Horizon who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of Pacific Horizon nor have any direct or indirect financial interest in the operation of the Plans (or related servicing agreements) (the "Non-Interested Plan Directors").

                  Pacific Horizon understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A or SRF Shares. These fees would be in addition to any amounts which might be received under the
 Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

                  Pacific Horizon's Board of Directors has concluded that the Plans will benefit the Funds and their A and SRF shareholders. The Plans were subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to any Fund by a vote of majority of such Directors or by vote of the holders of a majority of the A or SRF Shares of the Fund, as the case may be, involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of the Non-Interested Plan Directors, by vote of the holders of a majority of the A or SRF Shares of such Fund, as the case may be, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                  THE DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN. The Distributor is also entitled to payment from the Company for distribution fees pursuant to the Distribution Plan adopted on behalf of K Shares. Under the Distribution Plan, the Company may pay the Distributor for:
(a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing K Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for K Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current K shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a

Distribution Organization") with respect to a Fund's K Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such K Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. With respect to K Shares, payments under the Distribution Plan are not intended for distribution services to the extent they are not permitted under the Employee Retirement Income Security Act of 1974, as amended.

                  Pursuant to the Administrative and Shareholder Services Plan with respect to K Shares, the Company may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Service Organization") for support services provided with respect to its Client's K Shares. Administrative and shareholder services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing statements periodically to its Clients showing their positions in K Shares; (iii) arranging for bank wires; (iv) responding to routine Client inquiries concerning their investment; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients;
(vii) aggregating and processing purchase, exchange, and redemption requests from its Clients and placing net purchase, exchange, and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients; (ix) assisting Clients in changing dividend options, account designation and addresses or (x) other similar services if requested by the Company.

                  The Distribution Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.75% of the average daily net assets during such month of the outstanding K Shares. In addition, under the Administrative and Shareholder Services Plan, the Distributor is entitled to receive payments on a monthly basis for administrative services and shareholder services at an annual rate not exceeding 0.75% and 0.25%, respectively, of the average daily net assets during such month of the outstanding K Shares. The total of all 12b-1 fees, administrative service and shareholder service fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares.

                  Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

                  Payments for distribution expenses under the Distribution Plan (the "12b-1 Plan") are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

                  The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan and the Administrative and Shareholder Services Plan will benefit the Funds and their K shareholders. The 12b-1 Plan and the Administrative and Shareholder Services Plan are subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and are terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding K Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan and the Administrative and Shareholder Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding K Shares of such Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                  If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                  For the fiscal year ended February 28, 1997, the K Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond and International Equity Funds were charged the following amounts pursuant to the Administrative and Shareholder Service Plan:



                                     ----------------------------------------------------------------------------------------------
                                                                                                                       Amount of
                                                                                           Amount of                     Total
                                                                 Amount of                   Total                    Administra-
                                                                   Total                  Administra-                   tive and
                                                                Administra-                 tive and                  Shareholder
                                                Total             tive and                Shareholder                 Service Fee
                                             Administra-        Shareholder               Service Fee                   Paid to
                                               tive and         Service Fee                 Paid to                  Affiliates of
                                             Shareholder          Paid to                   Bank of                     Bank of
                                             Service Fee        Distributor                 America                     America
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              $    138               $0                        $0                          $0
Fund                                          [$    138
                                                waived]
------------------------------------------------------------------------------------------------------------------------------------
California Tax-                                $      0               $0                        $0                          $0
Exempt Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Capital Income                                 $    396               $0                        $0                          $0
Fund                                           $    396
                                               [waived]
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government                                $    170               $0                        $0                          $0
Securities Fund                                $    170
                                               [waived]
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond                              $    116               $0                        $0                          $0
Fund                                          [$    116
                                                waived]
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                 $    632               $0                        $0                          $0
                                              [$    583
                                                waived]
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                               $   1506               $0                        $0                          $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bond                                       $0               $0                        $0                          $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
National Municipal                                   $0               $0                        $0                           $0
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
International                                   $   148               $0                        $0                          $0
Equity Fund                                    [$     4
                                                waived]
------------------------------------------------------------------------------------------------------------------------------------

                   For the fiscal year ended February 28, 1997, the K Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond and International Equity Funds were charged the following amounts pursuant to the Distribution Plan:






                                     -----------------------------------------------------------------------------------------------
                                                                                          Amount of                 Amount of
                                                                                            Total                     Total
                                                                    Amount of             Distribu-                 Distribu-
                                                                      Total               tion Plan               tion Plan Fee
                                                 Total            Distribution            Fee Paid                   Paid to
                                             Distribution           Plan Fee               to Bank                Affiliates of
                                                 Plan                Paid to                 of                      Bank of
                                                  Fee              Distributor             America                   America
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                               $  121                $0                       $0                        $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
California Tax-                                 $    0                $0                       $0                        $0
Exempt Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Capital Income                                  $1,186                $0                       $0                        $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government                                 $  510                $0                       $0                        $0
Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond                               $    0                $0                       $0                        $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                  $1,242                $0                       $0                        $0
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                                $1,000                $1,000                   $0                        $0
Fund                                     [$499 waived]
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bond                                  $  284                $0                       $0                        $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
National Municipal                              $    0                $0                       $0                        $0
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
International                                   $    0                $0                       $0                        $0
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------



                  No K Shares were outstanding for the fiscal year ended February 29, 1996 and February 28, 1995.

                  During the fiscal year ended February 28, 1997, all amounts paid under the Distribution Plan were paid as compensation to broker/dealers.

YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN

                  From time to time, the yields, tax-equivalent yield (with respect to the National Municipal and California Tax-Exempt Bond Funds) and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund and/or a Master Portfolio), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements or sales literature include a discussion of certain attributes or benefits to be derived from its relationship with such retirement plan sponsors. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

                  YIELD CALCULATIONS. The yield for the respective share classes of a Fund are calculated by dividing the net investment income per share (as described below) earned by the Fund during a

30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                        a-b
                           Yield = 2 [(----- + 1) to the 6th power - 1]
                                        cd

             Where:  a = dividends and interest earned during the period.

                     b = expenses accrued for the period (net of
                         reimbursements).

                     c = the average daily number of shares outstanding
                         during the period that were entitled to receive dividends.

                     d = maximum offering price per share on the last day
                         of the period.

                  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Master Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

                  Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares -- currently 4.50% of the per share offering price.

                  The National Municipal Bond Fund's "tax-equivalent" yield for a particular class is computed by dividing that portion of the National Municipal Bond Fund's yield for a particular class (calculated as above) that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the National Municipal Bond Fund 's computed yield for a particular class that is not tax-exempt. Tax-equivalent yields assume the payment of Federal income taxes at the stated rate. The California Tax-Exempt Bond Fund's "tax-equivalent" yield for a particular class is computed by: (a) dividing the portion of the California Tax-Exempt Bond Fund's yield for a particular class (calculated as above) that is exempt from both Federal and California state income taxes by one minus a stated combined Federal and California State income tax rate; (b) dividing the portion of the California Tax-Exempt Bond Fund's yield for a particular class (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the California Tax-Exempt Bond Fund's yield for a particular class that is not exempt from Federal income tax. The combined Federal and California income tax rate used in calculating the California Tax-Exempt Bond Fund's "tax equivalent" yield for the 30-day period ended February 28, 1997 was 34.7%.

                  Based on the foregoing calculations, the 30-day yields of the A Shares of the U.S. Government Securities, Capital Income, Intermediate Bond, Asset Allocation, Short-Term Government and Corporate Bond Funds (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:



                                                               YIELD
                                                               -----

                  U.S. Government Securities Fund               6.62%
                  Capital Income Fund                           3.08%
                  Intermediate Bond Fund                        5.48%
                  Asset Allocation Fund                         2.51%
                  Short-Term Government Fund                    5.18%
                  Corporate Bond Fund                           5.87%


                  Based on the foregoing calculations, the A Shares of the California Tax-Exempt Bond Fund's yield and tax-equivalent yield (after fee waivers) and the A Shares of the National Municipal Bond Fund's yield and tax-equivalent yield (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:



                                        YIELD             TAX-EQUIVALENT YIELD

California Tax-Exempt Bond Fund          4.30%                   6.58%
National Municipal Bond Fund             4.63%                   6.43%

                  Based on the foregoing calculations, the 30-day yields of the K Shares of the U.S. Government Securities, Capital Income, Intermediate Bond,
Asset Allocation and Corporate Bond

Funds (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:


                                                             YIELD
                  U.S. Government Securities Fund            6.44%
                  Capital Income Fund                        2.73%
                  Intermediate Bond Fund                     5.24%
                  Asset Allocation Fund                      2.16%
                  Corporate Bond Fund                        5.67%

                  Based on the foregoing calculations, the K Shares of the California Tax-Exempt Bond Fund's yield and tax-equivalent yield (after fee waivers) and the K Shares of the National Municipal Bond Fund's yield and tax-equivalent yield (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:

                                           YIELD           TAX-EQUIVALENT YIELD

California Tax-Exempt Bond Fund            4.00%                   6.13%
National Municipal Bond Fund               4.35%                   6.04%


                  No SRF Shares were issued or outstanding during the 30-day period ended February 28, 1997.

                  TOTAL RETURN CALCULATIONS. The Funds compute their average annual total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                   ERV  1/n
                             T = [(-----)  - 1]
                                     P

                 Where: T = average annual total return.

                     ERV  = ending redeemable value at the end
                            of the period covered by the
                            computation of a hypothetical $1,000
                            payment made at the beginning of the
                            period.

                        P = hypothetical initial payment of $1,000.

                        n = period covered by the computation,
                            expressed in terms of years.

                  The Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                            ERV
                 aggregate total return = [(----- - 1)]
                                              P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares.

                  Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation , National Municipal Bond, Corporate Bond, Short-Term Government (aggregate total return only) and International Equity (aggregate total return only) Funds for the years or periods indicated were as follows:



                                     --------------------------------------------------------------------
                                                         Average Annual Total Returns
       ---------------------------------------------------------------------------------------------------------------------------
                                                                                                               Period from
                                                                                                               Commencement
                                             One-Year              Five-Year             Ten-Year                   of
                                              Period                Period                Period               Operations
                                              Ended                  Ended                Ended                  through
                                             February              February              February               February
                                             28, 1997              28, 1997              28, 1997               28, 1997*
       ---------------------------------------------------------------------------------------------------------------------------
         Aggressive                           4.21%                 7.38%                11.17%                  18.37%
         Growth Fund
       ---------------------------------------------------------------------------------------------------------------------------
         Capital Income                       13.22%               14.61%                  N/A                   14.29%
         Fund (after fee
         waivers and
         expense
         reimbursements)
       ---------------------------------------------------------------------------------------------------------------------------
         U.S. Government                      0.54%                 4.63%                  N/A                   7.49%
         Securities Fund
         (after fee
         waivers and
         expense
         reimbursements)
       ---------------------------------------------------------------------------------------------------------------------------
         California Tax-                     -0.39%                 5.81%                 5.96%                  7.86%
         Exempt Bond
         Fund (after fee
         waivers)
       ---------------------------------------------------------------------------------------------------------------------------
         Intermediate                        -0.76%                  N/A                   N/A                   3.39%
         Bond Fund
       ---------------------------------------------------------------------------------------------------------------------------
         Blue Chip Fund                       21.29%                 N/A                   N/A                   19.31%
       ---------------------------------------------------------------------------------------------------------------------------
         Asset                                12.35%                 N/A                   N/A                   12.25%
         Allocation Fund
       ---------------------------------------------------------------------------------------------------------------------------
         National                             0.89%                  N/A                   N/A                   4.38%
         Municipal Bond
         Fund  (after
         fee waivers and
         expense
         reimbursements)
       ---------------------------------------------------------------------------------------------------------------------------
         Corporate Bond                       -0.56%                 6.83%                 5.35%                   8.38%
         Fund**
       ---------------------------------------------------------------------------------------------------------------------------


------------------------

* The Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation and National Municipal Bond Funds commenced operations on March 31, 1984, September 25, 1987, January 7, 1988, March 30, 1984,
         January 24, 1994, January 13, 1994, January 18, 1994 and January 28, 1994, respectively.

** Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific
         Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.




----------------------------------------------------------------------------------------------------------------------------------
                                                                      Aggregate Total Returns
                                 -------------------------------------------------------------------------------------------------
                                                                                                              Period from
                                         One-Year              Five-Year               Ten-Year              Commencement
                                          Period                Period                  Period               of Operations
                                          Ended                  Ended                  Ended                  through
                                         February               February               February                February
                                         28, 1997               28, 1997               28, 1997                28, 1997
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                          4.21%                42.74%                 188.34%                  785.02%
Fund
----------------------------------------------------------------------------------------------------------------------------------
Capital Income                            13.22%                97.72%                   N/A                    252.76%
Fund
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government                            0.54%                25.42%                   N/A                     93.64%
Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
California Tax-                           -0.39%                32.64%                  78.47%                  165.89%
Exempt Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond                         -0.76%                  N/A                    N/A                     10.89%
Fund
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                            21.29%                  N/A                    N/A                     73.73%
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                          12.35%                  N/A                    N/A                     43.32%
Fund
----------------------------------------------------------------------------------------------------------------------------------
National Municipal                         0.89%                  N/A                    N/A                     14.14%
Bond Fund  (after
fee waivers and
expense
reimbursements)
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond                             -0.56                 39.14%                  68.47%                  556.10%
Fund**
----------------------------------------------------------------------------------------------------------------------------------
Short-Term                                  N/A                    N/A                    N/A                    -1.31%*
Government Fund
----------------------------------------------------------------------------------------------------------------------------------
International                               N/A                    N/A                    N/A                    -5.21%*
Equity Fund
----------------------------------------------------------------------------------------------------------------------------------


--------------------

*        Inception dates of the Short-Term Government Fund and
         International Equity Fund are August 2, 1996 and May 13,
         1996, respectively.

** Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific
         Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

                  Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the K Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Corporate Bond (aggregate total return only) and International Equity (aggregate total return only) Funds for the years or periods indicated were as follows:



                                                                    ----------------------------------------------------------------
                                                                                        Average Annual Total  Return
               ---------------------------------------------------------------------------------------------------------------------
                                                                                                                       Period from
                                                                                                                       Commencement
                                                     One-Year              Five-Year            Ten-Year                   of
                                                      Period                Period               Period                Operations**
                                                      Ended                 Ended                Ended                   through
                                                     February              February             February               February 28,
                                                    28,  1997             28,  1997             28, 1997                  1997
               ---------------------------------------------------------------------------------------------------------------------
                 Aggressive                           8.83%                  8.31%                11.65%                  18.77%
                 Growth Fund*
               ---------------------------------------------------------------------------------------------------------------------
                 Capital Income*                      18.14%                15.59%                  N/A                   14.81%
                 Fund (after
                 fee waivers and
                 expense
                 reimbursements)
               ---------------------------------------------------------------------------------------------------------------------
                 U.S. Government*                     4.57%                  5.47%                  N/A                   7.96%
                 Securities Fund
                 (after fee
                 waivers and
                 expense
                 reimbursements)
               ---------------------------------------------------------------------------------------------------------------------
                 California Tax-                       4.29%                 6.78%                 6.46%                  8.24%
                 Exempt Bond*
                 Fund (after fee
                 waivers)
               ---------------------------------------------------------------------------------------------------------------------
                 Intermediate                          3.80%                  N/A                   N/A                   4.90%
                 Bond Fund*
               ---------------------------------------------------------------------------------------------------------------------
                 Blue Chip Fund*                      26.84%                  N/A                   N/A                   21.03%
               ---------------------------------------------------------------------------------------------------------------------
                 Asset                                17.57%                  N/A                   N/A                   13.91%
                 Allocation Fund*
               ---------------------------------------------------------------------------------------------------------------------
                 National                             5.66%                   N/A                   N/A                   5.94%
                 Municipal Bond
                 Fund* (after fee
                 waivers and
                 expense
                 reimbursements)
               ---------------------------------------------------------------------------------------------------------------------
                 Corporate Bond                        4.03%                 7.79%                 5.83%                  8.59%
                 Fund *+
               ---------------------------------------------------------------------------------------------------------------------


------------------------

* Performance prior to October 25, 1996, October 21, 1996, November 20, 1996, February 28, 1997, November 20, 1996, November 11, 1996, November 11, 1996, February 28, 1997, November 20, 1996 and October 25, 1996 is
         represented by performance of the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Corporate Bond and International Equity Funds, respectively. On the foregoing dates, K Shares of the above-listed Funds commenced operations.

**       The Aggressive Growth, Capital Income, U.S. Government Securities,
         California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset
         Allocation and National Municipal Bond Funds commenced operations on
         March 31, 1984, September 25, 1987, January 7, 1988, March 30, 1984,
         January 24, 1994, January 13, 1994, January 18, 1994 and January 28,
         1994, respectively.

+ Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific
         Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.


----------------------------------------------------------------------------------------------------------------------------------
                                                                      Aggregate Total Returns
                                 -------------------------------------------------------------------------------------------------
                                                                                                               Period from
                                         One-Year               Five-Year               Ten-Year              Commencement
                                          Period                 Period                  Period               of Operations
                                           Ended                  Ended                  Ended                  through
                                         February               February                February              February 28,
                                         28, 1997               28, 1997                28, 1997                  1997
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                          8.83%                  49.08%                201.05%                  823.75%
Fund*
----------------------------------------------------------------------------------------------------------------------------------
Capital Income                           18.14%                 106.32                   N/A                    267.97%
Fund*
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government                            4.57%                  30.49%                  N/A                    101.50%
Securities Fund*
----------------------------------------------------------------------------------------------------------------------------------
California Tax-                            4.29%                  38.83%                 86.93%                  178.22%
Exempt Bond Fund*
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond                          3.80%                   N/A                    N/A                     15.96%
Fund*
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund*                           26.84%                   N/A                    N/A                     81.68%
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                          17.57%                   N/A                    N/A                     50.02%
Fund*
----------------------------------------------------------------------------------------------------------------------------------
National Municipal                        5.66%                   N/A                    N/A                     19.51%
Bond Fund  (after
fee waivers and
expense
reimbursements)*
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond                             4.03%                  45.52%                 76.20%                  586.38%
Fund*+
----------------------------------------------------------------------------------------------------------------------------------
International                               N/A                    N/A                    N/A                    -1.09%++
Equity Fund
----------------------------------------------------------------------------------------------------------------------------------

--------------------

*        Performance prior to October 25, 1996, October 21, 1996, November 20,
         1996, February 28, 1997, November 20, 1996, November 11, 1996, November
         11, 1996, February 28, 1997, November 20, 1996 and October 25, 1996 is
         represented by performance of the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax Exempt Bond,
         Intermediate Bond, Blue Chip, Asset Allocation, National Municipal
         Bond, Corporate Bond and International Equity Funds, respectively. On the foregoing dates, K Shares of the above-listed Funds commenced operations.

+ Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific
         Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

++       Inception date of International Equity Fund is May 13, 1996.

                  Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the SRF Shares of the Intermediate Bond, Blue Chip and Asset
Allocation Funds for the years or periods indicated were as follows:


------------------------------------------------------------------------------------------------------------------
                                              Average Annual Return
------------------------------------------------------------------------------------------------------------------
                                    One-Year Period          Five-Year Period        Period From Commencement
                                         Ended                    Ended               of Operations* through
                                   February 28, 1997        February 28, 1997            February 28, 1997
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                   3.74%                     5.69%                       7.53%
------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                           27.42%                   16.55%                      16.12%
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   18.03%                    11.98%                      12.31%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                             Aggregate Total Return
------------------------------------------------------------------------------------------------------------------
                                    One-Year Period          Five-Year Period        Period From Commencement
                                         Ended                    Ended               of Operations* through
                                   February 28, 1997        February 28, 1997            February 28, 1997
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                   3.74%                       31.89%                    91.88%
------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                          27.42%                      115.11%                   282.80%
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   18.03%                       76.15%                   181.60%
------------------------------------------------------------------------------------------------------------------

-------------------------
*        Performance of the SRF Shares for the years or periods between December
         6, 1993 and February 28, 1997 is represented by the performance of the shares of the Bond, Blue Chip and Asset Allocation Funds ("SeaFirst
         Funds") of SeaFirst Retirement Funds ("SeaFirst") which were reorganized into SRF Shares of the Company's Intermediate Bond, Blue
         Chip and Asset Allocation Funds on June 23, 1997. The Company's
         Intermediate Bond, Blue Chip and Asset Allocation Funds and their corresponding SeaFirst Funds invest their assets in Master Investment
         Trust, Series I. Seafirst is the successor to Collective Investment
         Trust for Seafirst Retirement Accounts ("CIT"), a registered open-end management company, pursuant to a reorganization consummated on
         December 6, 1993. Prior to December 6, 1993, CIT offered funds ("CIT
         Funds") which had substantially similar investment objectives, policies and restrictions as those of the Seafirst Funds. The CIT Funds commenced operations on March 9, 1988. Performance of the SRF Shares for the period March 9, 1988 to December 6, 1993 is represented by the performance of the CIT Funds.


                  The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect such sales charges will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

                  Pacific Horizon is an open-end management investment company organized as a Maryland corporation on October 27, 1982. Pacific Horizon's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty- one classes of stock - Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-one separate investment portfolios. Class D represents interests in the A Shares of the Aggressive Growth Fund, Class D -- Special Series 3 represents interests in the M Shares of the Aggressive Growth Fund and Class D -- Special Series 5 represents interests in the K Shares of the Aggressive Growth Fund; Class E represents interests in the A Shares of the U.S. Government Securities Fund, Class E -- Special Series 3 represents interests in the B Shares of the U.S. Government Securities Fund and Class E -- Special Series 5 represents interests in the K Shares of the U.S. Government Securities Fund; Class F represents interests in the A Shares of the Capital Income Fund, Class F -- Special Series 3 represents interests in the M Shares of the
Capital Income Fund and Class F -- Special Series 5 represents interests in the K Shares of the Capital Income Fund; Class G represents interests in the A Shares of the California Tax-Exempt Bond Fund, Class G -- Special Series 3 represents interests in the M Shares of the California Tax-Exempt Bond Fund and Class G -- Special Series 5 represents interests in the K Shares of the California Tax-Exempt Bond Fund; Class M represents interests in the A Shares of the Intermediate Bond Fund, Class M -- Special Series 3 represents interests in the M Shares of the Intermediate Bond Fund; Class M -- Special Series 5 represents interests in the K Shares of the Intermediate Bond Fund, Class M -- Special Series 7 represents interests in the SRF Shares of the Intermediate Bond Fund; Class N represents interests in the A Shares of the Blue Chip Fund, Class N -- Special Series 3 represents interests in the M Shares of the Blue Chip Fund ; Class N -- Special Series 5 represents interests in the K Shares of the Blue Chip Fund and Class N -- Special Series 7 represents interests in the SRF Shares of the Blue Chip Fund; Class O represents interests in the A Shares of the Asset Allocation Fund, Class O -- Special Series 3 represents interests in the M Shares of the Asset Allocation Fund ; Class O -- Special Series 5 represents interests in the K Shares of the Asset Allocation Fund and Class O -- Special Series 7 represents interests in the SRF Shares of the Asset Allocation Fund; Class Q represents interests in the A Shares of the National Municipal Bond Fund, Class Q --Special Series 3 represents interests in the M Shares of the National Municipal Bond Fund and Class Q -- Special Series 5 represents interests in the K Shares of the National Municipal Bond Fund; Class T represents interests in the A Shares of the International Equity Fund, Class T -- Special Series 3 represents interests in the M Shares of the International Equity Fund and Class T -- Special Series 5 represents interests in the K Shares of the International Equity Fund; Class U represents interests in the A Shares of the Short-Term Government Fund, Class U - Special Series 3 represents interests in the M Shares of the Short-Term Government Fund and Class U - Special Series 5 represents interests in the K Shares of the Short-Term Government Fund; Class W represents interests in the A Shares of the Corporate Bond Fund, Class W -- Special Series 3 represents interests in the M Shares of the Corporate Bond Fund and Class W -- Special Series 5 represents interests in the K Shares of the Corporate Bond Fund. M Shares have not been offered to the public. Pacific Horizon's charter also authorizes the Board of Directors to classify or reclassify any particular class of Pacific Horizon's shares into one or more series.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, Pacific Horizon's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of Pacific Horizon's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

                  Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Pacific Horizon shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of Pacific Horizon voting without regard to particular Funds.

                  Notwithstanding any provision of Maryland law requiring a greater vote of Pacific Horizon's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by Pacific Horizon's Charter, Pacific Horizon may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Pacific Horizon voting without regard to class.

THE MASTER PORTFOLIOS

                  The Intermediate Bond Master Portfolio and Blue Chip Master Portfolio are separate series of Master Investment Trust, Series I. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Master Portfolios are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Master Portfolio. Investors are also entitled to participate in the net distributable assets of the Master Portfolio in which they hold beneficial interests on liquidation. Beneficial interests have no preemptive rights, conversion or exchange rights.

REPORTS

                  Shareholders will receive unaudited semi-annual reports describing the Master Portfolio's and Fund's investment operations and annual financial statements together with the reports of the independent accountants of the Portfolios and the Funds.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT


                  The Bank of New York, 90 Washington Street, New York, New York 10286, has been appointed custodian for the Non-Feeder Funds except the Corporate Bond Fund, International Equity Fund and Asset Allocation Fund. PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103 has been appointed custodian for the Feeder Funds and their corresponding Master Portfolios and the Corporate Bond Fund, International Equity Fund and Asset Allocation Fund. The Bank of New York (with respect to the National Municipal Bond Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Corporate Bond Fund, International Equity Fund, Short-Term Government Fund and Asset Allocation Fund, and an off-shore affiliate of PFPC with respect to the Intermediate Bond Fund and Blue Chip Fund and the corresponding Master Portfolios) provide the Funds and Master Portfolios with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Both PFPC, which is located at 103 Bellevue Parkway, Wilmington, DE 19809, and PNC Bank, National Association are wholly owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under separate Fund Accounting Services Agreements, The Bank of New York and PFPC have agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect their respective Funds and Master Portfolios. The monthly fees charged by The Bank of New York and PFPC under the Fund Accounting Agreements are borne by the Funds and Master Portfolios. As custodians, The Bank of New York and PNC Bank, N.A. each (i) maintain separate account or accounts in the name of the respective Funds and/or Master Portfolios, as appropriate (ii) hold and disburse portfolio securities; (iii) make receipts and disbursements of money, (iv) collect and receive income and other payments and distributions on account of portfolio securities, (v) respond to correspondence from security brokers and others relating to their respective duties and (vi) make periodic reports concerning their duties.


                  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as transfer and dividend disbursing agent for the Funds and Master Portfolios.

COUNSEL

                  Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Pacific Horizon, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Companies and will pass upon the legality of the shares offered hereby. O'Melveny & Myers LLP acts as counsel to Bank of America and as special California counsel for the California Tax-Exempt Bond Fund and has reviewed the portions of the California Tax-Exempt Bond Fund's Prospectus and this

Statement of Additional Information concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

                  Price Waterhouse LLP, independent accountants, with offices at 1177 Avenue of the Americas, New York, New York, has been selected as independent accountants of each Fund and Master Portfolio for the fiscal year ended February 28, 1998.

FINANCIAL STATEMENTS AND EXPERTS

                  The Annual Reports for each Fund for their fiscal year ended February 28, 1997 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

MISCELLANEOUS

                  As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares or interests of a Fund, a Master Portfolio or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or interests of such Fund, Master Portfolio or series or (b) 67% of the shares or interests of such Fund, Master Portfolio or series present at a meeting at which more than 50% of the outstanding shares or interests of such Fund, Master Portfolio or series are represented in person or by proxy.

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Securities Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,019,301.47 shares (32.37%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 -Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 115,811,976.99
shares (55.11%); Hare & Co., Bank of New York and Short-Term Investment Funds,
Attn: Bimal Saha, One Wall Street, New York, NY 10286, 18,564,856.67 shares (8.83%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 14,665,058.13 shares (63.88%);

and City of Hope, Attn: Corporate Accounting; 1500 East Duarte Road, Duarte, CA 91010, 1,952,348.83 shares (8.50%); and City and County of San Francisco, Mayor's Office of Community Development (MOCD), Attn: Pricilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 4,902,943.68 shares (21.36%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 42,378,318.42 shares (21.13%); Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 64,192,825.27 shares (32.01%); Bank of America
National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 62,881,591.27 shares (59.00%); BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 34,843,296.47 shares (32.70%); and Security Pacific Cash Management, c/o Bank of America - 6PO. M/C 5533, Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 211,718,600.00 shares (33.22%); and Bank of America Southern Comm. Bank, Attn:
Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 147,702,252.22 shares
(23.18%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 69,602,119.63 shares (20.13%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 223,833,671.16 shares (64.75%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 218,751,508.19 shares (39.77%); Hare and Co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wail Street, 5th Floor, New York, NY 10286,88,408,186.13 shares (16.07%); and Clark Company Nevada & Tr., Attn: Mark Aston, Treasurer, 520 South Grand Central Parkway, Las Vegas, NV 89155-1220, 30,000,000.00 shares (5.46%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services,
Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 172,238,456.01 shares (11.43%); and

BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 465,104,543.34 shares (30.85%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 219,164,704.13 shares (34.39%);


                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 10,739,687.25 shares (99.99%);

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 75,391,887.45 shares (47.32%); BA Securities,
Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 30,015,417.74 shares (18.84%); WALL Data Incorporated, 11332 NE 122nd Way, Kirkland, WA 98034, 15,984,662.30 shares (10.03%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 3,711,365.97 shares (8.37%);
Sunquest Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 16,600,997.97 shares (37.47%); First Trust, NA as Escrow Agent, FBO Kaiser Aluminum & Chemical Corporation, Dept. of Labor, AC#98925410, P.O. Box 64010, St. Paul, MN 55164-0010, 7,198,000.00 shares
(16.23%); Skinner Corporation, Attn: Debbie Sokvitne, 1326 Fifth Avenue, Suite 711, Seattle, WA 98101, 3,173,621.30 shares (7.16%); and Statek Corporation,
Attn: Brian McCarthy, 512 N. Main Street, Orange, CA 92868, 3,251,044.76 shares (7.33%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,261.567.41 shares (14.32%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,736,091.09 (14.51%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 15,497,635.34 share (6.48%); Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los

Angeles, CA 90051-1577, 27,977,885.64 shares (40.55%); and Bank of Nevada
Southern Comm Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 29,467,772.62 shares (42.71%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: Hare & Co, Bank of New York and Short Term investment Funds, Attn: Binal Saha, One Wall Street, New York, NY 10286, 149,394,037.41 shares (6.78%); BA Investment Services, Inc. For the Benefit of Clients, Attn: Unit 7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 1,749,802,842.05 shares (79.43%); and BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,016,335.34 shares (9.12%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,346,839,017.87 shares (46.24%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 319,718,303.80 shares (10.98%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 302,342,053.89 shares (99.44%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 86,159,563.09 shares (93.62%); and
Bank of America National Trust and Savings Association , The Private Bank,
Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 250,784,940.81 shares (97.77%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon
 Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,522,433.57 shares (13.92%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 115,386,215.41 shares (71.30%).

                  At May 30, 1997 the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit
 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051 -1577, 115,386,215.41 shares (83.67%); and BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St, 3rd Floor, Unit 7852, San Francisco, CA 94107, 21,291,069.77 shares (15.44%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon
 Shares of the California Tax- Exempt Money  market Fund were as follows:
BISYS Fund Services, Inc., Pittsburgh, fbo our sweep customers, First and Market Building, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 169,545,900.04 shares (36.95%); and BISYS Fund Services, Inc.
Pittsburgh,  fbo our customers, Attn: Linda Zerbe,  100 First Avenue, Suite
300, Pittsburgh, PA 15222,  213,083,138.26 shares (46.44%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,984,699.03 shares (44.18%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 237,034,467.39 shares (51.85%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 577,212,706,197.26 shares (55.59%); and BA Investment Services,
Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 138,830,382.32 shares (36.28%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 36,250,280.71 shares (100%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the California Tax-Exempt Bond Fund were as follows: Bank of America National Trust and Savings Association , The Private Bank, Attn: Common Trust Funds Unit #38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 2,174,529.37 shares (7.35%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 409,252.52 shares (18.32%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 14,251.35 shares (99.53%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 80,975.44 shares (6.21%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 104,764 shares (100%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 427,589.93 shares (18.72%); and PACO, Attn: Mutual Funds , P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 542,804.32 shares (23.76%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 681,085.08 shares (29.82%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 22,466.70 shares (99.55%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 37,286.30 shares (99.86%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 187,640.73 shares (6.32%); Bank of America National Trust and Savings Association, The Private Bank,
Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 1,623,599.96 shares (54.65%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 43,333.53 shares (99.75%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 65,302.16 shares (89.71%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc., Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%)

                  At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

                  The Prospectuses relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

                                   APPENDIX A
                                   ----------

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                  "B" - Issue has only a speculative capacity for timely payment.

                  "C" - Issue has a doubtful capacity for payment.

                  "D" - Issue is in payment default.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                  "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                  "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.

The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectuses, the Portfolios, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix B.

I.       INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Portfolio may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLES OF FUTURES CONTRACT SALE. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. Such Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLES OF FUTURES CONTRACT PURCHASE. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

                  For example, assume that the market price of a long-term bond that a Portfolio may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                  The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MUNICIPAL BOND INDEX FUTURES CONTRACTS

                  A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of a number of term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The prices are then averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The National Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the National Municipal Bond Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the National Municipal Bond Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  Closing out a futures contract sale prior to the settlement date may be effected by the National Municipal Bond Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the National Municipal Bond Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the National Municipal Bond Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the National Municipal Bond Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the National Municipal Bond Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

                  Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                        Current Price
                                                                                        (points and
                                                                       Maturity         thirty-seconds
Issue                               Coupon           Issue Date          Date           of a point)
-----                               ------           ----------          ----           -----------

Ohio HFA                            9 3/8               5/05/83         5/1/13             94-2
NYS Power                           9 3/4               5/24/83         1/1/17            102-0
San Diego, CA IDR                   10                  6/07/83         6/1/18            100-14
Muscatine, IA Elec                  10 5/8              8/24/83         1/1/08            103-16
Mass Health & Ed                    10                  9/23/83         7/1/16            100-12

                  The current value of the portfolio is $5,003,750.

                  To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

                  On March 23, the bonds in the portfolio have the following values:

                            Ohio HFA                          81-28
                            NYS Power                         98-26
                            San Diego, CA IDB                 98-11
                            Muscatine, IA Elec                99-24
                            Mass Health & Ed                  97-18

                  The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

                  The following table provides a summary of transactions and the results of the hedge.

                                      CASH MARKET                   FUTURES MARKET
                   February 2         $5,003,750 long posi-         Sell 50 Municipal Bond
                                      tion in municipal             futures contracts at
                                      bonds                         86-09

                   March 23           $4,873,438 long posi-         Buy 50 Municipal Bond
                                      tion in municipal             futures contracts at
                                      bonds                         83-27
                                      ---------------------         -----------------------

                                      $130,312 Loss                 $121,875 Gain


                  While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

                  The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     STOCK INDEX FUTURES CONTRACTS

                  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Aggressive Growth Fund and Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and International Equity Master Portfolio will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Portfolios may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolios will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolios will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Aggressive Growth Fund and Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and International Equity Master Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolios may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

                  The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     PORTFOLIO                                       FUTURES

                                            -Day Hedge is Placed-

Anticipate Buying $62,500                       Buying 1 Index Futures
     Aggressive Growth Fund                       at 125
                                                Value of Futures =
                                                      $62,500/Contract

                                            -Day Hedge is Lifted-

Buy Aggressive Growth Fund with             Sell 1 Index Futures at 130
     Actual Cost = $65,000                       Value of Futures = $65,000/
Increase in Purchase Price =                       Contract
     $2,500                                      Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 =
$62,500 Fund Beta Relative to the Index = 1.0

     PORTFOLIO                                        FUTURES

                                            -Day Hedge is Placed-

Anticipate Selling $1,000,000                    Sell 16 Index Futures at 125
     Aggressive Growth Fund                 Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

Aggressive Growth Fund-Own                  Buy 16 Index Futures at 120
     Stock with Value = $960,000                 Value of Futures = $960,000
     Loss in Fund Value = $40,000           Gain on Futures = $40,000

                  If, however, the market moved in the opposite direction, that is, market value decreased and a Portfolio had entered into an anticipatory purchase hedge, or market value increased and a Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     PORTFOLIO                                  FUTURES

                                           -Day Hedge is Placed-

Anticipate Buying $62,500                       Buying 1 Index Futures at 125
     Aggressive Growth Fund                Value of Futures = $62,500/
                                                     Contract

                                           -Day Hedge is Lifted-

Buy Aggressive Growth Fund with            Sell 1 Index Futures at 120
     Actual Cost - $60,000                       Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                  Contract
                                           Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     PORTFOLIO                                            FUTURES

                                           -Day Hedge is Placed-

Anticipate Selling $1,000,000              Sell 16 Index Futures at 125
     Aggressive Growth Fund                      Value of Futures = $1,000,000

                                           -Day Hedge is Lifted-

Aggressive Growth Fund-Own                 Buy 16 Index Futures at 130
     Stock with Value = $1,040,000               Value of Futures = $1,040,000
     Gain in Fund Value = $40,000          Loss of Futures = $40,000

IV.  FUTURES CONTRACTS ON FOREIGN CURRENCIES

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

V.  MARGIN PAYMENTS

                  Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

VI.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

VII.   OPTIONS ON FUTURES CONTRACTS

                  Each Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolios because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VIII.  OTHER HEDGING TRANSACTIONS

                  The U.S. Government Securities Fund and Capital Income Fund and the Blue Chip, Intermediate Bond, Asset Allocation and International Equity Master Portfolios presently intend to use interest rate futures contracts, the Aggressive Growth Fund and the Blue Chip, Asset Allocation and International Equity Master Portfolios presently intend to use stock index futures contract (and foreign currency futures contracts (and related options) with respect to the Aggressive Growth Fund and International Equity Master Portfolio) in connection with their hedging activities. Nevertheless, each of these Portfolios is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

IX.  ACCOUNTING AND TAX TREATMENT

                  Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts and options on futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.
                  Certain foreign currency contracts entered into by the Aggressive Growth Fund may be subject to the "marking-to-market" process, but gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  With respect to the Aggressive Growth Fund, and Capital Income Fund and the Intermediate Bond, Asset Allocation and International Equity Master Portfolios, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                   The Short-Short test is an additional requirement for qualification as a regulated investment company under the Code . With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Short-Short test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                              PACIFIC HORIZON FUNDS, INC.
                              Class A and K Shares of the
                                 Asset Allocation Fund
                                 ---------------------

Part B
Item No.                                                                     Heading
10.     Cover Page.....................................................      Cover Page

11.     Table of Contents..............................................      Table of Contents

12.     General Information and History................................      The Company

13.     Investment Objectives and Policies.............................      Investment Objectives and
                                                                             Policies

14.     Management of the Fund.........................................      Management

15.     Control Persons and Principal Holders of
        Securities.....................................................      Management; Miscellaneous

16.     Investment Advisory and Other Services ........................      Management-Investment Adviser;
                                                                             Management-Administrator;
                                                                             Management-Distributor and Plan
                                                                             Payments; General Information-
                                                                             Custodian, Accounting Agent and
                                                                             Transfer Agent; General
                                                                             Information-Independent
                                                                             Accountants

17.     Brokerage Allocation and Other Practices.......................      Portfolio Transactions

18.     Capital Stock and Other Securities.............................      General Information-
                                                                             Description of Shares

19.     Purchase, Redemption and Pricing of                                  Additional Purchase and
        Securities Being Offered.......................................      Redemption Information

20.     Tax Status.....................................................      Additional Information
                                                                             Concerning Taxes

21.     Underwriters...................................................      Management-Distributor and Plan
                                                                             Payments

22.     Calculation of Performance Data................................      Yield and Total Return

Part C

Information to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                              ASSET ALLOCATION FUND

                                  June 24, 1997

                                TABLE OF CONTENTS

                                                                                                 Page

The Company.................................................................................       2
Investment Objectives And Policies..........................................................       2
Additional Purchase And Redemption Information..............................................      25
Additional Information Concerning Taxes.....................................................      32
Management..................................................................................      35
General Information.........................................................................      64
Appendix A..................................................................................     A-1
Appendix B..................................................................................     B-1

         This Statement of Additional Information applies to the A and K Shares of the Pacific Horizon Asset Allocation Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated June 24, 1997, as it may from time to time be revised (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in either A or K Shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus relating to the Fund may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                   THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Fund commenced operations on January 24, 1994. Prior to June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Portfolio ( "Master Portfolio") of Master Investment Trust, Series I ("Master Trust I"), which had an identical investment objective. On June 23, 1997, the Asset Allocation Fund withdrew its assets from the Master Portfolio and invested them directly in securities.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for the Fund describes the investment objective of the Fund . The following is a discussion of the various investments and techniques employed by the Asset Allocation Fund. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for the Fund.



PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal years ended February 28, 1997 and February 29, 1996, the portfolio turnover rates for the Master Portfolio were 116% and 157% , respectively.

         Subject to the general control of the Board of Directors, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Asset Allocation Fund.

                  Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the fixed income portion of the Fund are normally principal transactions without brokerage commissions.

                  For the fiscal years and period indicated, the Master Portfolio paid the following brokerage commissions:

                        Year Ended             Year Ended           Year Ended
                    February 28, 1997      February 29, 1996      February 28,1995
                    --------------------------------------------------------------
Master                   $152,720               $175,960             $152,778
Portfolio


                  In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory Agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Directors of the Fund to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund or Company . Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

                  It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                  Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. In connection with its investment management services with respect to the Fund, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

                  The Fund, may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors of the Fund, believes such practice to be in the interest of the Fund.

                  To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                  The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by Pacific Horizon as of the close of its most recent fiscal year. As of February 28, 1997: (a) the Treasury Fund held the following securities: Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $125,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $453,423,000; (b) the Government Fund held the following security: Repurchase

Agreement with Dean Witter Reynolds, Inc. in the principal amount of $50,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. corporate debt in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co-Monthly Variable Rate Obligation in the principal amount of $25,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $300,000,000; Dean Witter Discover and Co., commercial paper in the principal amount of $25,000,000, Dean Witter and Co., commercial paper in the principal amount of $50,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $250,000,000, Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Bear Stearns Companies, Inc. monthly variable rate note in the principal amount of $25,000,000; (d) the Corporate Bond Fund held the following securities: Goldman Sachs Group corporate obligation in the principal amount of $1,500,000; Lehman Brothers corporate obligation in the principal amount of $1,000,000; Merrill Lynch & Co., Inc. corporate obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following security: Paine Webber Group medium term note in the amount of $3,000,000; (f) the Asset Allocation Master Portfolio held the following securities: Dean Witter common stock in the amount of $2,701,600, Lehman Brothers corporate obligation in the principal amount of $1,000,000; Morgan Stanley corporate obligation in the principal amount of $3,800,000; Paine Webber Group medium term note in the principal amount of $2,500,000; (g) the Capital Income Fund held the following security: Merrill Lynch & Co., Inc. Structured Yield Product Exchangeable for Stock in the amount of $3,575,000; (h) the Blue Chip Master Portfolio held the following security:
Dean Witter common stock in the amount of $6,220,588.

                  Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. , Paine Webber , are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT
INFORMATION

                  The following discussion supplements the descriptions of such investments in the Prospectus.

                  Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for the Fund as described in its Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of Deposit and Bankers Acceptances may only be purchased from domestic or foreign banks and financial institutions having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Fund.

                  Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

                  Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

                  As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

                  Commercial Paper and Short-Term Notes. The investment policies of the Fund permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

                  Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Directors of the Fund. These rating symbols are described in Appendix A.

                  Other Investment Companies. In connection with the management of its daily cash position, the Fund may invest in the securities of other investment companies (including money market mutual funds advised by Bank of America). The Fund is permitted to invest up to 5% of the value of its total assets in the securities of another investment company; except with respect to the investment in a money market mutual fund advised by Bank of America, the Fund is permitted to invest the greater of 5% of its respective net assets or $2.5 million. However, no more than 10% of the Fund's total assets may be invested in the securities of other investment companies in the aggregate. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and the Fund's fundamental investment limitations. As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Fund and any other investment company advised by the investment adviser.

                  REPURCHASE AGREEMENTS. The Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of the Fund. The Fund is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                  U.S. GOVERNMENT OBLIGATIONS. The Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

                  VARIABLE AND FLOATING RATE INSTRUMENTS. As described in the Prospectus, the Fund may acquire variable and floating rate instruments and master demand notes. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Fund , Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Fund's fundamental 10% of net assets limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

                  REVERSE REPURCHASE AGREEMENTS. As described in the Prospectus, the Fund is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

                  OPTIONS TRADING. The Fund may, under certain circumstances and in accordance with investment limitations described in its prospectus, engage in options trading. Such options may relate to U.S. and foreign securities or to various stock indices. The Fund presently intends that the aggregate value of its assets subject to options will not exceed 5% of the value of its net assets. The investment policies of the Fund provide that the aggregate value of the Fund's assets subject to options may not exceed 25% of the value of its net assets.

                  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Unlisted options are not subject to the protections afforded purchases of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the SEC that over-the-counter options are illiquid. To the extent that the Fund invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Fund's limitations on illiquid securities.

                  The Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by it. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns.

                  The Fund is permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

                  The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

                  If the Fund desires to sell a particular security it owns, on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, the Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index.

                  When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Fund. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a wellconceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                  FUTURES. The Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options). A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. The Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

                  Successful use of futures contracts by the Fund is subject to Bank of America's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

                  It is also possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on a futures contract will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position of prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

                  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

                  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

                  For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

                  FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States.


                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                  In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

                  MUNICIPAL SECURITIES. The Fund may invest in Municipal Securities. Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

                  The Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Fund may also purchase tax-exempt commercial paper.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

                  Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income.

(See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Fund and the liquidity and value of the Fund. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

                  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When the Fund agrees to purchase securities on a "when-issued," or "forward commitment" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of the Fund's assets.

                  The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

                  When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The market value of the securities underlying a whenissued purchase or forward commitment transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                  The Portfolios may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

                  Securities Lending. The Fund may lend securities as described in its Prospectus. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities. The collateral must be at all times equal to at least the market value of the securities loaned and is "marked to market" daily. The Fund will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a fund if a material event affecting the investment is to occur.

                  Asset-Backed and Mortgage-Related Securities. The Asset Allocation Fund may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

                  There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned, entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank, and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Asset Allocation Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

                  The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

                  The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases for the Corporate Bond

Fund of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

ADDITIONAL INFORMATION

                  The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a fund of the Company. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a fund of the Company).

OTHER INVESTMENT LIMITATIONS

                  The Fund's investment objectives are fundamental. The Prospectus for the Fund sets forth or summarizes certain fundamental policies that may not be changed with respect to the Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares or outstanding interests (as defined below under "General Information Miscellaneous"). The following enumerated additional fundamental policies, as well as the Fund's investment objectives, may not be changed for the Fund without such a vote of shareholders or interestholders.

                   THE FUND MAY NOT:

                  1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

                  2. Pledge, mortgage or hypothecate the assets of the Fund to any extent greater than 10% of the value of the total assets of the Fund .

                  3. Make loans to other persons, except that the Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of the Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of the Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of the Fund;

                  4. Purchase or sell commodities contracts, except that the Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total net assets of the Fund, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of the Fund;

                  5. Purchase any securities for the Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry; provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities; and provided further that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions as the Fund without regard to the limitations set forth in this paragraph (5).

                  6. Invest the assets of the Fund in nonmarketable securities that are not readily marketable (including repurchase agreements maturing in more than seven days, securities described in restriction (2) in the Prospectus, restricted securities, certain OTC options and securities used as cover for such options and stripped mortgage-backed securities) to any extent greater than 10% of the value of the total assets of the Fund; provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof with substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

                  7. Borrow money for the Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. The Company will repay all borrowings in the Fund before making additional investments for the Fund and interest paid on such borrowings will reduce income.

                  8.       Issue senior securities.

                  9. Underwrite any issue of securities, provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (9).

                  10. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

                  11.      Purchase on margin or sell short.

                  12. Purchase or retain securities of an issuer if those members of the Board of the Company , each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer, provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (12).

                  13. Purchase securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if, immediately after such purchase, the Company (and any companies controlled by it) would own in the aggregate (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company would have an aggregate value in excess of 5% of the value of the total assets of the Company, or (iii) securities issued by such investment company and all other investment companies would have an aggregate value in excess of 10% of the value of the total assets of the Company provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (13).

                  14. Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.

                              *               *               *

                  If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                  The Fund treats, in accordance with the current views of the Staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders or interestholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.




                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus.

 VALUATION OF THE ASSET ALLOCATION FUND

                  Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the particular Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

                  A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the particular Board. Valuation of options is described above under "Investment Objectives and Policies Options Trading."

SUPPLEMENTARY PURCHASE INFORMATION - A SHARES

                  For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

                  The computation of the hypothetical offering price per share of an A Share for the Fund based on the value of the Fund's net assets on February 28, 1997 and the Fund's A Shares outstanding on such date is as follows:

                                                                 Asset Allocation
                                                                       Fund
                                                                 ----------------
Net Assets                                                        $   34,838,046

Outstanding Securities                                                 1,795,743

Net Asset Value Per Share                                         $        19.40

Sales Charge, 4.50 percent
of offering price (4.71 percent
of net asset value per share)                                     $         0.91

Maximum Offering Price to Public                                  $        20.31

SUPPLEMENTARY REDEMPTION INFORMATION: A AND K SHARES

                  A and K Shares in the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

                  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

SUPPLEMENTARY PURCHASE INFORMATION

                  In General. As described in the Prospectus, A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") K Shares may only be purchased by: (a) businesses or other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open; (d) accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. Bank of America and

Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days. SRF Shares of the Fund are available for the investment of retirement funds held in eligible retirement accounts as described in a separate SRF Share Prospectus.

                  A Shares in the Fund are sold with a sales load, except for such exemptions as noted in the Prospectus. These exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge. K Shares are subject to a distribution plan fee and an administrative and shareholder services fee. SRF Shares in each Fund are sold without a sales load. SRF Shares are subject to Shareholder Servicing fees. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

                  Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

                  Initial purchases of A and K shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346- 2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

                  The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the

Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

                  For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

                  Exchange Privileges for A and K Shares. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

                  Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of Time Horizon Funds.

         B.       A Shares of any investment portfolio in the Pacific
                  Horizon Family of Funds or like shares of the Time
                  Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A Shares of any other investment portfolio within 90 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

         D. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

         E. K Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for other K Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

                  Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of Time Horizon Funds which are sold with a sales load.

                  Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

                  MISCELLANEOUS. Certificates for shares will not be issued.

                  Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

                  A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1997, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

                  If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

                  The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

                  Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and net short-term capital gains (the excess of net short-term capital gain over net long-term capital loss, if any), subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

                  The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-Short Test"). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short Test.

                  Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the Fund's shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

                  Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company either that they are subject to backup withholding or that they are "exempt recipients."



OTHER INFORMATION

                  Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  Income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers because state and local tax consequences may be different from the federal tax consequences described above.

                  The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

                  The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                      Position
Name and Address                     Age              with Company              Principal Occupations
----------------                     ---              ------------              ---------------------
Thomas M. Collins                     62              Director                  Of counsel, law firm of
McDermott & Trayner                                                             McDermott & Trayner;
225 S. Lake Avenue                                                              Partner of the law firm
Suite 410                                                                       of Musick, Peeler &
Pasadena, CA 91101-3005                                                         Garrett (until April,
                                                                                1993); Chairman of the
                                                                                Board and Trustee, Master
                                                                                Investment Trust, Series
                                                                                I (registered investment
                                                                                company) (since 1993);
                                                                                President and Chairman of
                                                                                the Board of Pacific
                                                                                Horizon Funds, Inc. (1982
                                                                                to August 31, 1995);
                                                                                former Trustee, Master
                                                                                Investment Trust, Series
                                                                                II (registered investment
                                                                                company) 1993 to April
                                                                                1997; former Director,
                                                                                Bunker Hill Income
                                                                                Securities, Inc.
                                                                                (registered investment
                                                                                company) through 1991.

Douglas B. Fletcher                   71              Vice Chairman             Chairman of the Board
Fletcher Capital                                      of the Board              and Chief Executive
Advisors Incorporated                                                           Officer, Fletcher
4 Upper Newport Plaza                                                           Capital   Advisor,
Suite 100                                                                       Incorporated, (regis-
Newport Beach, CA 92660-2629                                                    tered investment
                                                                                advisor) 1991 to date;
                                                                                Partner, Newport Partners
                                                                                (private venture capital
                                                                                firm), 1981 to date;
                                                                                Chairman of the Board and
                                                                                Chief Executive Officer,
                                                                                First Pacific Advisors,
                                                                                Inc. (registered
                                                                                investment adviser) and
                                                                                seven investment
                                                                                companies under its
                                                                                management, prior to
                                                                                1983; former Allied
                                                                                Member, New York Stock
                                                                                Exchange; Chairman of the
                                                                                Board of FPA Paramount
                                                                                Fund, Inc. through 1984;
                                                                                Director, TIS Mortgage
                                                                                Investment Company (real
                                                                                estate investment trust);
                                                                                Trustee and former Vice
                                                                                Chairman of the Board,
                                                                                Claremont McKenna
                                                                                College; Chartered
                                                                                Financial Analyst.

                                                      Position
Name and Address                     Age              with Company              Principal Occupations
----------------                     ---              ------------              ---------------------

Robert E. Greeley                     64              Director                  Chairman, Page Mill
Page Mill Asset                                                                 Asset Management (a
Management                                                                      private investment
433 California Street                                                           company) since 1991;
Suite 900                                                                       Manager, Corporate
San Francisco, CA 94104                                                         Investments, Hewlett
                                                                                Packard Company from 1979
                                                                                to 1991; Trustee, Master
                                                                                Investment Trust, Series
                                                                                I (since 1993); Director,
                                                                                Morgan Grenfell Small Cap
                                                                                Fund (since 1986); former
                                                                                Director, Bunker Hill
                                                                                Income Securities, Inc.
                                                                                (since 1989); former
                                                                                Trustee, SunAmerica Fund
                                                                                Group (previously Equitec
                                                                                Siebel Fund Group) from
                                                                                1984 to 1992; former
                                                                                Trustee, Master
                                                                                Investment Trust, Series
                                                                                II from 1993 to February
                                                                                1997 (registered
                                                                                investment companies).

Kermit O. Hanson                      80              Director                  Vice Chairman of the
17760 14th Ave., N.W.                                                           Advisory Board, 1988 to
Shoreline, WA 98177                                                             date, Executive Director,
                                                                                1977 to 1988, Pacific Rim
                                                                                Bankers Program (a
                                                                                non-profit educational
                                                                                institution); Dean
                                                                                Emeritus, 1981 to date,
                                                                                Dean, 1964-81, Graduate
                                                                                School of Business
                                                                                Administration,
                                                                                University of Washington;
                                                                                Director, Washington
                                                                                Federal Savings & Loan
                                                                                Association; Trustee,
                                                                                Seafirst Retirement Funds
                                                                                (since 1993) (registered
                                                                                investment company).

Cornelius J. Pings*                   67              Chairman of               President, Association
Association of American                               the Board and             of American Universi-
Universities                                          President                 ties, February 1993 to
1200 New York Avenue, NW                                                        date; Provost,  1982 to
Suite 550                                                                       January 1993, Senior
Washington, DC  20005                                                           Vice  President for
                                                                                Academic Affairs, 1981 to
                                                                                January 1993, University
                                                                                of Southern California;
                                                                                Trustee, Master
                                                                                Investment Trust, Series
                                                                                I (since 1995); former
                                                                                Trustee , Master
                                                                                Investment Trust, Series
                                                                                II (October 1995 to
                                                                                February 1997).

                                                      Position
Name and Address                     Age              with Company              Principal Occupations
----------------                     ---              ------------              ---------------------
J. David Huber                       49               Executive                 Employee of BISYS Fund
BISYS Fund Services                                   Vice President            Services, Inc.,
3435 Stelzer Road                                                               June 1987 to present;
Columbus, OH 43219                                                              President of Master
                                                                                Investment Trust, Series
                                                                                I, Master Investment
                                                                                Trust Series II (1996-
                                                                                February 1997) and
                                                                                Seafirst Retirement Funds
                                                                                (since 1996).

Michael Brascetta                     37              Vice President            Senior Vice President
BISYS Fund Services                                                             of Shareholder Services,
3435 Stelzer Road                                                               BISYS Fund Services,
Columbus, OH 43219                                                              Inc., April 1996 to present;
                                                                                Employee, The Vanguard
                                                                                Group, 1981 to April
                                                                                1996.

Irimga McKay                          36              Vice                      Senior Vice President,
1230 Columbia Street                                  President                 July 1993 to date, prior
5th Floor                                                                       thereto First Vice
La Jolla, CA 92037                                                              President of the
                                                                                Administrator and
                                                                                Distributor, November
                                                                                1988 to July 1993; Vice
                                                                                President, Master
                                                                                Investment Trust, Series
                                                                                II (1996- February 1997)
                                                                                and Seafirst Retirement
                                                                                Funds (since 1993);
                                                                                Regional Vice President,
                                                                                Continental Equities,
                                                                                June 1987 to November
                                                                                1988; Assistant
                                                                                Wholesaler, VMS Realty
                                                                                Partners (a real estate
                                                                                limited partnership), May
                                                                                1986 to June 1987.

Stephanie L. Blaha                    37              Vice                      Director of Client
BISYS Fund Services                                   President                 Services of the
3435 Stelzer Road                                                               Administrator, March
Columbus, OH  43219                                                             1995 to date, prior thereto
                                                                                Assistant Vice President
                                                                                of the Administrator and
                                                                                Distributor, October 1991
                                                                                to March 1995; Vice
                                                                                President (since 1996)
                                                                                Seafirst Retirement Funds,
                                                                                Master Investment
                                                                                Trust, Series I and
                                                                                Master Investment Trust,
                                                                                Series II (1996- February
                                                                                1997); Account Manager,
                                                                                AT&T American Transtech,
                                                                                Mutual Fund Division,
                                                                                July 1989 to October
                                                                                1991.

                                                      Position
Name and Address                     Age              with Company              Principal Occupations
----------------                     ---              ------------              ---------------------
Kevin L. Martin                       35              Treasurer                 Vice President, Fund
BISYS Fund Services                                                             Accounting  BISYS Fund
3435 Stelzer Road                                                               Services, Inc.
Columbus, OH  43219                                                             February 1996 to Present;
                                                                                Treasurer (since 1996),
                                                                                Seafirst Retirement Funds
                                                                                and Master Investment
                                                                                Trust, Series II (1996-
                                                                                February 1997); Senior
                                                                                Audit Manager, Ernst &
                                                                                Young LLP (1984 to
                                                                                February 1996).

Lisa Ling                             36              Assistant                 Employee, BISYS Fund
BISYS Fund Services                                   Treasurer                 Services, Inc., November
3435 Stelzer Road                                                               1995 to present;
Columbus, OH  43219                                                             Assistant Treasurer (since
                                                                                1996); Master Investment
                                                                                Trust Series II (1996-
                                                                                February 1997) and
                                                                                Seafirst Retirement
                                                                                Funds; employee,
                                                                                Federated Investors,
                                                                                October 1982 to November
                                                                                1995.

W. Bruce McConnel, III                54              Secretary                 Partner of the law firm
1345 Chestnut Street                                                            of Drinker Biddle &
Philadelphia National Bank                                                      Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107

George O. Martinez                    36             Assistant                  Senior Vice President
BISYS Fund Services                                  Secretary                  and Director of
3435 Stelzer Road                                                               Administrative and
Columbus, OH  43219                                                             Regulatory Services,  of
                                                                                the Administrator, since
                                                                                April 1995; Assistant
                                                                                Secretary (since 1995)
                                                                                Seafirst Retirement Funds
                                                                                and Master Investment
                                                                                Trust, Series II
                                                                                (1996-February 1997);
                                                                                prior thereto, Vice
                                                                                President and Associate
                                                                                General Counsel, Alliance
                                                                                Capital Management, L.P.

Alaina V. Metz                        28              Assistant                 Chief Administrator,
BISYS Fund Services                                   Secretary                 Administrative and
3435 Stelzer Road                                                               Regulatory Services,
Columbus, OH 43219                                                              BISYS Fund Services, Inc.,
                                                                                June 1995 to present;
                                                                                Assistant Secretary of
                                                                                Seafirst Retirement Funds
                                                                                (since 1996); Supervisor,


                                                      Position
Name and Address                     Age              with Company              Principal Occupations
----------------                     ---              ------------              ---------------------


                                                                                Mutual Fund Legal
                                                                                Department, Alliance
                                                                                Capital Management, May
                                                                                1989 to June 1995.

==========================

* Dr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                  The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.

                  Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in recognition of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in recognition of his years of service to the Company until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Effective September 1, 1996, Mr. Trefftzs became a director emeritus of the Company and received a retirement benefit of $60,000 on January 1, 1997. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

                  For the fiscal year ended February 28, 1997, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $74,687. Of that amount, $857 of directors' compensation was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.
                  Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

                  Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

                  In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

                  In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

                  The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER  INVESTMENT TRUST, SERIES I
-----------------------------------------------------------
                  Prior to June 23, 1997 the Fund invested all of its assets in the Master Portfolio of Master Trust I. The trustees and officers of Master Trust I, their addresses, age, and principal occupations during the past five years are:

                                                Position with
Name and Address                     Age         Master Trust I                 Principal Occupation
----------------                     ---         --------------                 --------------------

Thomas M. Collins                     62         Chairman of                    See "Directors and
McDermott & Trayner                              the Board                      Officers of the
225 S. Lake Avenue,                                                             Company."
Suite 410
Pasadena, CA  91101-3005

Michael Austin                       59          Trustee of Master              Chartered Accountant;
Victory House,                                   Trust I                        Trustee, Master Invest-
Nelson Quay                                                                     ment Trust, Series II
Governor's Harbour                                                              (1993 to February 1997);
Grand Cayman                                                                    Retired Partner, KPMG Peat
 Cayman Islands                                                                 Marwick LLP
 British West Indies

Robert E. Greeley                    64          Trustee of Master              See "Directors and
Page Mill Asset                                  Trust I                        Officers of the Company."
 Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*                   70          Trustee of Master              Retired President, Laird
1200 Shenandoah Drive East                       Trust I                        Norton Trust Company,
Seattle, WA  98112                                                              Chairman of the Board of
                                                                                Advisors, Phoenix Venture
                                                                                Funds; Trustee, Seafirst
                                                                                Retirement Funds;
                                                                                Trustee, Master
                                                                                Investment Trust, Series
                                                                                II (1993 to February
                                                                                1997); former Supervisor,
                                                                                Collective Investment
                                                                                Trust for Seafirst
                                                                                Retirement Accounts;
                                                                                former Trustee, First
                                                                                Funds of America
                                                                                (registered investment
                                                                                companies).

                                                 Position with
Name and Address                     Age         Master Trust I                 Principal Occupation
----------------                     ---         --------------                 --------------------

Cornelius J. Pings                   67          Trustee of Master              See "Directors and Officers of
Association of American                          Trust I                        the Company."
  Universities
  1200 New York Avenue, N.W.
Suite  550
Washington, DC  20005

 J. David Huber                      49          President of                   See "Directors and
 BISYS Fund Services                             Master Trust I                 Officers of the Company."
3435 Stelzer Road
Columbus, OH  43219

Adrian J. Waters                     32          Executive Vice                 Managing Director,
 BISYS Fund Services                             President,                     Concord Management
 Floor 2, Block 2                                Treasurer and                  (Ireland) Ltd. since May
 Harcourt Centre                                 Assistant                      1993; Manager in the
Dublin 2, Ireland                                Secretary of                   Investment Company Industry
                                                 Master Trust I                 Services Group, Price
                                                                                Waterhouse 1989 to May 1993;
                                                                                Member of Oliver Freaney and
                                                                                Co./Spicer and Openheim
                                                                                Chartered Accountants 1986-
                                                                                1989.

Stephanie L. Blaha                   37          Vice President of              See "Directors and Officers of
BISYS Fund Services                              Master Trust I                 the Company."
3435 Stelzer Road
Columbus, OH  43219

W. Bruce McConnel, III               54          Secretary of                   See "Directors and
1345 Chestnut Street                             Master Trust I                 Officers of the Company."
Philadelphia, PA 19107

-----------------------------

* Mr. Nathane is an "interested trustee" of Master Trust I as defined in the 1940 Act.

                  Each trustee receives an aggregate annual fee of $3,000 ($5,000 in the case of any trustee who is not also a Director or Trustee of a feeder fund of one of the portfolios of Master Trust I) plus $500 per day for each travel day and each day of a Board or committee meeting attended, for his services as trustee of Master Trust I. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. For its fiscal year ended February
 28, 1997, Master Trust I paid or accrued for the account of its trustees as a group for services in all capacities a total of $50,362; of that amount, $14,942 was allocated to the Master Portfolio corresponding to the Asset Allocation Fund (prior to June 23, 1997 the Asset Allocation Fund operated as part of a master-feeder structure and invested all its assets in the Asset Allocation Master Portfolio). The trustee's fees and reimbursements are allocated among all of Master Trust I's portfolios based on their relative net asset values. Drinker

Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to Master Trust I.

                  The following chart provides certain information as of February 28, 1997 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL
                                                                PENSION OR                                   COMPENSATION
                                                                RETIREMENT                                       FROM
                                                                 BENEFITS              ESTIMATED              REGISTRANT
                                         AGGREGATE              ACCRUED AS              ANNUAL                 AND FUND
                                       COMPENSATION              PART OF               BENEFITS                COMPLEX**
        NAME OF PERSON/                  FROM THE                  FUND                  UPON                   PAID TO
            POSITION                      COMPANY               EXPENSES*             RETIREMENT               DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins                       $76,000                    $14,074                $31,293               $86,125
Director
---------------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                     $37,000                    $11,410                $24,680               $37,000
Vice Chairman of
the Board
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley                       $33,000                    $ 8,992                $17,905               $51,625
Director
---------------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                        $35,000                    $12,664                $26,722               $43,000
Director
---------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs                     $78,500                    $18,500                $    --               $78,500
Director  Emeritus
---------------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                      $57,000                    $10,133                $22,561               $68,125
President and
Chairman of the
Board
---------------------------------------------------------------------------------------------------------------------------------


------------------------------

* For the fiscal year ended February 28, 1997, the Company accrued on the part of all of the directors an aggregate of $57,273 in retirement benefits.

** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Trust I, Master Investment Trust, Series II, Time Horizon Funds and World Horizon Funds. Fees from the Time Horizon Funds are for the period from March 1, 1996 to February 28, 1997.


INVESTMENT ADVISER
------------------

                  Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. In the Investment Advisory Agreement with the Fund, Bank of America has agreed to provide investment advisory services as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

                   Prior to June 23, 1997 the Fund invested all of its assets in the Master Portfolio . On June 23, 1997 the Fund withdrew its assets from the Master Portfolio and invested them directly in securities. In addition, prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Master Portfolio. Effective June 23, 1997 for the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .40% of the Fund's net assets. The fees payable to Bank of America are not subject to reduction as the value of the Fund's net assets increases. From time to time, Bank of America may voluntarily waive fees or reimburse the Fund for expenses.

                  Except as noted below, for the fiscal years indicated Bank of America waived its entire advisory fee with respect to the Master Portfolio as follows:

                       ------------------------------------------------------------------------------------------------------------
                                     Year Ended                           Year Ended                           Year Ended
                                 February 28, 1997                    February 29, 1996                    February 28, 1995
-----------------------------------------------------------------------------------------------------------------------------------
Master                              $1,046,406(1)                        $913,660(1)                           $849,118
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------


-------------------
1. For the fiscal years ended February 28, 1997 and February 29, 1996, Bank of America waived $735,797 and $720,259, respectively, in advisory fees with respect to the Master Portfolio.

                  Additionally, for the fiscal years indicated  Bank of America assumed certain operating expenses of the Master Portfolio as follows:
                      -------------------------------------------------------------------------------------------------------------
                                     Year Ended                           Year Ended                           Year Ended
                                 February 28, 1997                    February 29, 1996                     February 28,
                                                                                                                  1995
-----------------------------------------------------------------------------------------------------------------------------------
Master                                   $0                                   $0                                $245,718
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                   The Investment Advisory Agreement between Bank of America and the Company will be in effect until October 31, 1997, and will continue in effect with respect to the Fund from year to year thereafter only so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund, and (ii) a majority of those directors of the Company who are not "interested persons," as defined in the 1940 Act, of any party to the Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable with respect to the Fund at any time without penalty upon 60 days' written notice by the Board of Directors of the Company, by vote of the holders of a majority of the Fund's outstanding voting securities, or by Bank of America.

                  See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Master Portfolio.


                  The Investment Advisory Agreement for the Fund provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION
-----------------------------------------------

                  The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

                  Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the Investment Advisory Agreement, the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Fund shares for the accounts of its customers.

                  For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Services Plans, see "Plan Payments" in the Fund's Prospectus.

                  On the other hand, as described herein, the Fund is currently distributed by Concord Financial Group, Inc. The BISYS Group, Inc., through its wholly-owned subsidiary, BISYS Fund Services, L.P., (the "Administrator" or "BISYS") provides the Fund with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by BISYS or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by BISYS or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors .

 ADMINISTRATOR
--------------

                   The BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. (the "Administrator" or "BISYS"), serves as administrator. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, respectively. The Administrator also serves as administrator to several other investment companies. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of BISYS served as the Fund's administrator (the "Prior Administrator").

                  The Fund's administration agreement will continue in effect until October 31, 1997 and thereafter for successive periods of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund. The Company's administration agreement is terminable at any time with respect to the Fund, without penalty, by its Board of Directors or by a vote of a majority of its outstanding voting securities upon 60 days' notice to the Administrator, or by the Administrator, upon 90 days' notice to the Company.

                  The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Fund. The fee payable to the Administrator is not subject to reduction as the value of the Fund's net assets increases. From time to time, the Administrator may voluntarily waive fees or reimburse the Fund for expenses. Prior to June 23, 1997, the Administrator or Prior Administrator was entitled to receive an administration fee payable at the annual rate of 0.15% of the Asset Allocation Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets.

                  Except as noted below, for the fiscal years indicated, the Administrator or Prior Administrator waived its entire administration fee with respect to the Fund and the Master Portfolio as follows:

                                 --------------------------------------------------------------------------------------------------
                                           Year Ended                      Year Ended                         Year Ended
                                          February 28,                    February 29,                       February 28,
                                              1997                            1996                               1995
-----------------------------------------------------------------------------------------------------------------------------------
Asset                                      $41,432(1)                       $19,909                           $ 4,703
Allocation Fund

-----------------------------------------------------------------------------------------------------------------------------------
Master                                     $94,685(1)                       $83,060(2)                        $79,573
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------


--------------------

1. For the fiscal year ended February 28, 1997, the Administrator or Prior Administrator waived $41,432 and $66,954 with respect to the Asset Allocation Fund and Asset Allocation Master Portfolio, respectively.

2. For the fiscal year ended February 29, 1996 the Prior Administrator waived $65,491 in administration fees with respect to the Master Portfolio.

                  Additionally, for the fiscal years indicated , the Administrator or Prior Administrator reimbursed the Fund for its operating expenses as follows:

                                 --------------------------------------------------------------------------------------------------
                                           Year Ended                      Year Ended                        Year Ended
                                          February 28,                    February 29,                      February 28,
                                              1997                            1996                              1995
-----------------------------------------------------------------------------------------------------------------------------------
Asset                                       $31,598                        $192,545                             $ 0
Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------------

                  The Administrator will bear all expenses in connection with the performance of its services under the administration agreement with the exception of the fees charged by PFPC, for certain fund accounting services which are borne by the Fund. See "General Information--Custodian and Transfer Agent" below. Expenses borne by the Fund include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, SEC fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' and interestholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

                  The administration agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the performance of the administration agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

                  PFPC provides the Fund with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Fund. The monthly fees charged by PFPC under the fund accounting services agreements are borne by the Fund .

DISTRIBUTOR AND PLAN PAYMENTS
-----------------------------

                  Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to the Fund until October 31, 1997. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually by (a) a vote of a majority of those members of the Board of

Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

                  For the fiscal years indicated the Distributor received sales loads in connection with the purchase of shares of the Fund as follows:

                                   ------------------------------------------------------------------------------------------------
                                                                                                          Amount of Total
                                            Total Sales                  Amount Of Total                     Sales Load
                                                Load                        Sales Load                      Retained By
                                            Received By                      Retained                      Affiliates Of
                                            Distributor                   By Distributor                  Bank of America
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal Year Ended                             $421,000                       $47,026                          $373,436
February 28, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal Year Ended                             $642,818(1)                    $69,818                          $569,332
February 29, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal Year Ended                             $114,388                       $30,504                          $ 83,884
February 28, 1995
-----------------------------------------------------------------------------------------------------------------------------------

--------------------

1.      Balance was paid to selling dealers.

                  The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from the Fund during its fiscal year ended February 28, 1997.

                      -------------------------------------------------------------------------------------------------------------
                                                                                           Brokerage
                                    Net                      Compensation                 Commissions
                               Underwriting                 on Redemption                In Connection                   Other
                               Discounts and                     and                       With Fund                Compensation(2)
                              Commissions(1)                 Repurchase                  Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Asset
Allocation
Fund                              $47,026                       $ 0                          $ 0                         $47,026
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)      Represents amounts received from front-end sales charge on A
         Shares.

(2) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan (see discussion in next section) and retained by the Distributor.

                  The Shareholder Services Plan. Pacific Horizon has adopted separate Shareholder Services Plans (the "Plans") for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The fees paid under the Shareholder Services Plan for A Shares are in addition to the sales loads on A Shares described above and in the Prospectus. Under the Plans for A and SRF Shares, the Company pays the Distributor, with respect to the Fund, for (a) nondistribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

                  Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

                  The Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the SRF Shares or A Shares of the Fund, as the case may be, during such month for shareholder servicing expenses. The calculation of the Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

                  If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                  For the fiscal year ended February 28, 1997, the A Shares of the Fund were charged the following amounts pursuant to the Plan:

                      -------------------------------------------------------------------------------------------------------------
                                                                                                                 Amount of
                                                         Amount of                 Amount of                       Total
                                                           Total                     Total                      Shareholder
                                                        Shareholder               Shareholder                   Service Fee
                                 Total                  Service Fee               Service Fee                     Paid to
                              Shareholder                 Paid To                 Paid To Bank                 Affiliates of
                              Service Fee               Distributor                of America                 Bank of America
-----------------------------------------------------------------------------------------------------------------------------------
Asset                           $68,548                   $2,735                       $0                          $64,576
Allocation
Fund
-----------------------------------------------------------------------------------------------------------------------------------


                  For the fiscal year ended February 29, 1996, the A Shares of the Fund were charged the following amounts pursuant to the Shareholder Service
Plan:

                      -------------------------------------------------------------------------------------------------------------
                                                                                                                 Amount of
                                                         Amount of                 Amount of                       Total
                                                           Total                     Total                      Shareholder
                                                        Shareholder               Shareholder                   Service Fee
                                 Total                 Service Fee               Service Fee                     Paid to
                              Shareholder                 Paid To                 Paid To Bank                 Affiliates of
                              Service Fee               Distributor                of America                 Bank of America
-----------------------------------------------------------------------------------------------------------------------------------
Asset                           $33,182                     $0                         $0                            $0
Allocation                     [$33,182
Fund                            waived]
-----------------------------------------------------------------------------------------------------------------------------------


                   For the fiscal year ended February 28, 1995, the A Shares of the Fund were charged the following amounts pursuant to the Shareholder Service
Plan:

                      -------------------------------------------------------------------------------------------------------------
                                                                                                                 Amount of
                                                         Amount of                 Amount of                       Total
                                                           Total                     Total                      Shareholder
                                                        Shareholder               Shareholder                   Service Fee
                                 Total                  Service Fee               Service Fee                     Paid to
                              Shareholder                 Paid To                 Paid To Bank                 Affiliates of
                              Service Fee               Distributor                of America                 Bank of America
-----------------------------------------------------------------------------------------------------------------------------------
Asset                           $7,757                      $0                         $0                            $0
Allocation                      [$7,757
Fund                            waived]
-----------------------------------------------------------------------------------------------------------------------------------


                  Payments for shareholder service expenses under the Plans are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940
Act) of the Company nor have any direct or indirect financial interest in the operation of the Plan (or related servicing agreements) (the "Non-Interested Plan Directors").

                  The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A Shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

                  The Company's Board of Directors has concluded that the Plan will benefit the Fund and its A shareholders. The Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the A Shares of the Fund. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the A Shares of the Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                  THE DISTRIBUTION PLAN AND ADMINISTRATIVE AND SHAREHOLDER SERVICES PLAN. The Distributor is also entitled to payment from the Company for distribution fees pursuant to the Distribution Plan adopted on behalf of K Shares. Under the Distribution Plan, the Company may pay the Distributor for:
(a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing K Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for K Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current K shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's K Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such K Shares;
(e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. With respect to K Shares, payments under the Distribution Plan are not intended for distribution services to the extent they are not permitted under the Employee Retirement Income Security Act of 1974, as amended.

                  Pursuant to the Administrative and Shareholder Services Plan with respect to K Shares, the Company may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Service Organization") for support services provided with respect to its Client's K Shares. Administrative and shareholder services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing statements periodically to its Clients showing their positions in K Shares; (iii) arranging for bank wires;

(iv) responding to routine client inquiries concerning their investment; (v) providing the information to the Fund necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients;
(vii) aggregating and processing purchase, exchange, and redemption requests from its Clients and placing net purchase, exchange, and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; or (x) other similar services if requested by the Company.

                  The Distribution Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.75% of the average daily net assets during such month of the outstanding K Shares. In addition, under the Administrative and Shareholder Services Plan, the Distributor is entitled to receive payments on a monthly basis for administrative services and shareholder services at an annual rate not exceeding 0.75% and 0.25%, respectively, of the average daily net assets during such month of the outstanding K Shares. The total of all 12b-1 fees, administrative service and shareholder service fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. However, it is expected that during the current Fiscal Year, such fees will not exceed 0.75% of the average net assets of the K Shares.

                  Payments made out of or charged against the assets of a particular class of shares of the Fund must be in payment for expenses incurred on behalf of that class.

                  Payments for distribution expenses under the Distribution Plan (the "12b-1 Plan") are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

                  The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan and the Administrative and Shareholder Services Plan will benefit the Fund and its K shareholders. The 12b-1 Plan and the Administrative and Shareholder Services Plan are subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and are terminable without penalty at any time with respect to the Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding K Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan and the Administrative and Shareholder Services Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding K Shares of the Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                  If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                  For the fiscal year ended February 28, 1997, the K Shares of the Fund were charged the following amounts pursuant to the Administrative Shareholder Service Plan:


                      -------------------------------------------------------------------------------------------------------------
                                                                                                                      Amount of
                                                                                                                        Total
                                                                 Amount of                      Amount of          Administrative
                                                                   Total                          Total                  and
                                                              Administrative                 Administrative          Shareholder
                                    Total                           and                            and               Service Fee
                               Administrative                   Shareholder                    Shareholder             Paid to
                                     and                        Service Fee                    Service Fee          Affiliates of
                                 Shareholder                      Paid To                     Paid To Bank             Bank of
                                 Service Fee                    Distributor                    of America              America
-----------------------------------------------------------------------------------------------------------------------------------
Asset                               $1506                           $0                             $0                    $0
Allocation
Fund
-----------------------------------------------------------------------------------------------------------------------------------

                  For the fiscal year ended February 28, 1997, the K Shares of the Fund were charged the following amounts pursuant to the Distribution Plan:



                      -------------------------------------------------------------------------------------------------------------
                                                                                       Amount of                     Amount of
                                                             Amount of                Total 12b-1                   Total 12b-1
                                                            Total 12b-1               Fee Paid To                   Fee Paid to
                                   Total                    Fee Paid To                 Bank of                    Affiliates of
                                 12b-1 Fee                  Distributor                 America                   Bank of America
-----------------------------------------------------------------------------------------------------------------------------------
Asset                             $1,000                      $1,000                      $0                             $0
Allocation                       [$499 waived]
Fund
-----------------------------------------------------------------------------------------------------------------------------------


                  No K Shares were outstanding for the fiscal year ended February 28, 1996 and February 28, 1995.

                  During the fiscal year ended February 28, 1997, all amounts paid under the Distribution Plan were paid as compensation to broker/dealers.

YIELD AND TOTAL RETURN
----------------------
                  From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund ), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements and sales literature include a discussion of certain attributes and benefits to be derived from its relationship which such retirement plan sponsors. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

                  YIELD CALCULATIONS. The yield for the respective share classes of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                        a-b
                           Yield = 2 [(----- + 1)(raised to the power of 6) - 1]
                                        cd

         Where:    a = dividends and interest earned during the period.

                   b = expenses accrued for the period (net of reimbursements).

                   c = the average daily number of shares outstanding during
                       the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day
                       of the period.

                  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

                  Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares -- currently 4.50% of the per share offering price.

                  Based on the foregoing calculations, the 30-day yields of the A Shares of the Fund (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1997 was 2.51%.

                  Based on the foregoing calculations, the 30-day yields of the K Shares of the Fund (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 was 2.16%.

                  TOTAL RETURN CALCULATIONS. The Fund computes its average annual total returns separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portionthereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                            ERV  (raised to the power of 1/n)
                     T = [(-----)  - 1]
                             P

                      Where: T =  average annual total return.

                           ERV =  ending redeemable value at the end
                                  of the period covered by the
                                  computation of a hypothetical $1,000
                                  payment made at the beginning of the
                                  period.

                             P =  hypothetical initial payment of $1,000.

                             n =  period covered by the computation,
                                  expressed in terms of years.

                  The Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                                 ERV
                     aggregate total return = [(----- - 1)]
                                                  P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares.

                  Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the A Shares of the Fund for the year or period indicated were as follows:

                        ------------------------------------------------------------
                                           Average Total Returns
                        ------------------------------------------------------------
                                                             Period From
                                  One-Year                   Commencement
                                Period Ended                Of Operations (1)
                                 February                      Through
                                     28,                      February 28,
                                    1997                         1997
------------------------------------------------------------------------------------
Asset
Allocation
Fund                               12.35%                       12.25%
------------------------------------------------------------------------------------

--------------------

1.       The Fund commenced investment operations on January 18,
         1994.

                        ------------------------------------------------------------
                                          Aggregate Total Returns
                        ------------------------------------------------------------
                                                              Period From
                                  One-Year                   Commencement
                                Period Ended                Of Operations
                                  February                      Through
                                    28,                       February 28,
                                   1997                           1997
------------------------------------------------------------------------------------
Asset
Allocation
Fund                               12.35%                       43.32%
------------------------------------------------------------------------------------

                   Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the K Shares of the Fund for the year or period indicated was as follows:

                        ------------------------------------------------------------
                                           Average Total Returns
                        ------------------------------------------------------------
                                                             Period From
                                                             Commencement
                                  One-Year                  Of Operations
                                Period Ended                   Through
                                February 28,                 February 28,
                                    1997                          1997
------------------------------------------------------------------------------------
Asset
Allocation
Fund                               17.57%                        13.91%
------------------------------------------------------------------------------------


------------------------

* Performance prior to November 11, 1996 is represented by performance of the A Shares of the Fund. On November 11, 1996, K Shares of the Fund commenced operations.

**       The Fund commenced operations on January 18, 1994.



                        ------------------------------------------------------------
                                          Aggregate Total Returns
                        ------------------------------------------------------------
                                                              Period From
                                                             Commencement
                                  One-Year                   Of Operations
                                Period Ended                    Through
                                February 28,                  February 28,
                                    1997                          1997
------------------------------------------------------------------------------------
Asset
Allocation
Fund*                              17.57%                        50.02%
------------------------------------------------------------------------------------


-------------------

* Performance prior to November 11, 1996 is represented by performance of the A Shares of the Funds. On November 11, 1996, K Shares of the Fund commenced operations.

                  The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                               GENERAL INFORMATION
DESCRIPTION OF SHARES

                  The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock, Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class O represents interests in the A Shares of the Asset Allocation Fund, Class O -- Special Series 3 represents interests in the M Shares of the Asset Allocation Fund ; Class O -- Special Series 5 represents interests in the K Shares of the
Asset Allocation Fund and Class O -- Special Series 7 represents interests in the SRF Shares of the Asset Allocation Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

                  Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each of the Company's funds in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

                  Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.



CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

                  The Company has appointed PNC Bank, National Association,
1600 Market Street, Philadelphia, PA 19103 ("PNC") as custodian for the Fund. PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, provides the Fund with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Under the fund accounting services agreements, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company . The monthly fees charged by PFPC under the fund accounting servicing agreements are borne by the Fund . As custodian of the assets of the Fund , PNC (i) maintains a separate account or accounts in the name of the Fund , (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning its respective duties.

                  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as transfer and dividend disbursing agent for the Fund .

COUNSEL

                  Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

                  Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund for the fiscal year ended February 28, 1998.

REPORTS

                  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations, and annual financial statements together with the reports of the Fund, audited by the independent accountants.

MISCELLANEOUS

                  As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding shares or interests of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or interests of the Fund or (b) 67% of the shares or interests of the Fund present at a meeting at which more than 50% of the outstanding shares or interests of the Fund are represented in person or by proxy.

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Securities Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,019,301.47 shares (32.37%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 -Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 115,811,976.99
shares (55.11%); Hare & Co., Bank of New York and Short-Term Investment Funds,
Attn: Bimal Saha, One Wall Street, New York, NY 10286, 18,564,856.67 shares (8.83%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 14,665,058.13 shares (63.88%); and City of Hope, Attn:
Corporate Accounting; 1500 East Duarte Road, Duarte, CA 91010, 1,952,348.83 shares (8.50%); and City and County of San Francisco, Mayor's Office of Community Development (MOCD), Attn: Pricilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 4,902,943.68 shares (21.36%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222,

42,378,318.42 shares (21.13%); Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 64,192,825.27 shares (32.01%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 62,881,591.27 shares (59.00%); BA Investment Services, Inc., Attn:
Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 34,843,296.47 shares (32.70%); and Security Pacific Cash Management, c/o Bank of America - 6PO. M/C 5533, Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 211,718,600.00 shares (33.22%); and Bank of America Southern Comm. Bank,
Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 147,702,252.22
shares (23.18%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 69,602,119.63 shares (20.13%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 223,833,671.16 shares (64.75%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 218,751,508.19 shares (39.77%); Hare and Co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wail Street, 5th Floor, New York, NY 10286,88,408,186.13 shares (16.07%); and Clark Company Nevada & Tr., Attn: Mark Aston, Treasurer, 520 South Grand Central Parkway, Las Vegas, NV 89155-1220, 30,000,000.00 shares (5.46%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services,
Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 172,238,456.01 shares (11.43%); and BISYS
Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 465,104,543.34 shares (30.85%);
and Bank of America National Trust and Savings Association, The Private Bank,
Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 219,164,704.13 shares (34.39%);

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn:

Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120,
10,739,687.25 shares (99.99%);

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 75,391,887.45 shares (47.32%); BA Securities,
Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 30,015,417.74 shares (18.84%); WALL Data Incorporated, 11332 NE 122nd Way, Kirkland, WA 98034, 15,984,662.30 shares (10.03%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 3,711,365.97 shares (8.37%);
Sunquest Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 16,600,997.97 shares (37.47%); First Trust, NA as Escrow Agent, FBO Kaiser Aluminum & Chemical Corporation, Dept. of Labor, AC#98925410, P.O. Box 64010, St. Paul, MN 55164-0010, 7,198,000.00 shares
(16.23%); Skinner Corporation, Attn: Debbie Sokvitne, 1326 Fifth Avenue, Suite 711, Seattle, WA 98101, 3,173,621.30 shares (7.16%); and Statek Corporation,
Attn: Brian McCarthy, 512 N. Main Street, Orange, CA 92868, 3,251,044.76 shares (7.33%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,261.567.41 shares (14.32%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,736,091.09 (14.51%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 15,497,635.34 share (6.48%); Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 27,977,885.64 shares (40.55%); and Bank of Nevada Southern Comm Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 29,467,772.62
shares (42.71%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: Hare & Co, Bank of New York and Short Term investment Funds, Attn: Binal Saha, One Wall Street, New York, NY 10286, 149,394,037.41 shares (6.78%); BA Investment Services, Inc. For the Benefit of Clients, Attn: Unit 7852 - Bob Santilli, P.O. Box

7042, San Francisco, CA 94120, 1,749,802,842.05 shares (79.43%); and BA
Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,016,335.34 shares (9.12%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,346,839,017.87 shares (46.24%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 319,718,303.80 shares (10.98%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 302,342,053.89 shares (99.44%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 86,159,563.09 shares (93.62%); and
Bank of America National Trust and Savings Association , The Private Bank,
Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 250,784,940.81 shares (97.77%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon
 Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,522,433.57 shares (13.92%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 115,386,215.41 shares (71.30%).

                  At May 30, 1997 the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit
 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051 -1577, 115,386,215.41 shares (83.67%); and BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St, 3rd Floor, Unit 7852, San Francisco, CA 94107, 21,291,069.77 shares (15.44%).

                   At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the California TaxExempt Money market Fund were as follows: BISYS Fund Services, Inc., Pittsburgh, fbo our sweep customers, First and Market Building,
Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 169,545,900.04 shares (36.95%); and BISYS Fund Services, Inc. Pittsburgh, fbo our customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 213,083,138.26 shares (46.44%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,984,699.03 shares (44.18%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 237,034,467.39 shares (51.85%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 577,212,706,197.26 shares (55.59%); and BA Investment Services,
Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 138,830,382.32 shares (36.28%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 36,250,280.71 shares (100%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the California Tax-Exempt Bond Fund were as follows: Bank of America National Trust and Savings Association , The Private Bank, Attn: Common Trust Funds Unit #38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 2,174,529.37 shares (7.35%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box

3577 Terminal Annex, Los Angeles, CA 90051, 409,252.52 shares (18.32%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 14,251.35 shares (99.53%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 80,975.44 shares (6.21%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 104,764 shares (100%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 427,589.93 shares (18.72%); and PACO, Attn: Mutual Funds , P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 542,804.32 shares (23.76%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 681,085.08 shares (29.82%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 22,466.70 shares (99.55%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 37,286.30 shares (99.86%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 187,640.73 shares (6.32%); Bank of America National Trust and Savings Association, The Private Bank,
Attn: Common Trust Funds Unit 38329, P.O. Box 3577,

Terminal Annex, Los Angeles, CA 90051,  1,623,599.96 shares (54.65%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 43,333.53 shares (99.75%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 65,302.16 shares (89.71%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc., Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

                  At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%).

                  At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

                  The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

                  The Annual Report for the Fund for the fiscal year ended February 28, 1997 (the "Annual Report") accompanies this Statement of Additional Information. The financial statements and notes thereto in the Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                  "B" - Issue has only a speculative capacity for timely payment.

                  "C" - Issue has a doubtful capacity for payment.

                  "D" - Issue is in payment default.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                  "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                  "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                  As stated in the Prospectus, the Asset Allocation Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       INTEREST RATE FUTURES CONTRACTS
         -------------------------------
                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLES OF FUTURES CONTRACT SALE. The Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLES OF FUTURES CONTRACT PURCHASE. The Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                  The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   STOCK INDEX FUTURES CONTRACTS
      -----------------------------
                  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

                  The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

      Asset Allocation Fund                              Futures
      ---------------------                              -------

                                             -Day Hedge is Placed-

Anticipate Buying $62,500                       Buying 1 Index Futures
     Asset Allocation Fund                       at 125
                                                Value of Futures =
                                                  $62,500/Contract

                                             -Day Hedge is Lifted-

Buy Asset Allocation Fund with               Sell 1 Index Futures at 130
     Actual Cost = $65,000                     Value of Futures = $65,000/
Increase in Purchase Price =                     Contract
    $2,500                                     Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000 Value of Futures Contract = 125 x $500 = $62,500 Fund Beta Relative to the Index = 1.0

      Asset Allocation Fund                              Futures
      ---------------------                              -------

                                               -Day Hedge is Placed-

Anticipate Selling $1,000,000                     Sell 16 Index Futures at 125
     Asset Allocation Fund                     Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

Asset Allocation Fund-Own                      Buy 16 Index Futures at 120
     Stock with Value = $960,000                  Value of Futures = $960,000
     Loss in Fund Value = $40,000              Gain on Futures = $40,000

                  If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

      Asset Allocation Fund                       Futures
      ---------------------                       -------

                                           -Day Hedge is Placed-
Anticipate Buying $62,500                     Buying 1 Index Futures at 125
     Asset Allocation Fund                 Value of Futures = $62,500/
                                              Contract

                                           -Day Hedge is Lifted-

Buy Blue Chip Fund with                    Sell 1 Index Futures at 120
     Actual Cost - $60,000                    Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                Contract
                                           Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

      Asset Allocation Fund                     Futures
      ---------------------                     -------

                                            -Day Hedge is Placed-

Anticipate Selling $1,000,000               Sell 16 Index Futures at 125
     Asset Allocation Fund                      Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

Asset Allocation Fund-Own                   Buy 16 Index Futures at 130
     Stock with Value = $1,040,000               Value of Futures = $1,040,000
     Gain in Fund Value = $40,000           Loss of Futures = $40,000

III.  MARGIN PAYMENTS
      ---------------

        Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures in the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.


                  Successful use of futures by the Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  OTHER HEDGING TRANSACTIONS

                  The Fund presently intends to use interest rate futures contracts and, additionally, the Fund presently intends to use stock index futures contract in connection with its hedging activities. Nevertheless, the Fund is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund's hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.


VII.  ACCOUNTING AND TAX TREATMENT

                  Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

Generally, futures contracts and options on futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

                  With respect to the Fund, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                   The Short-Short Test is an additional requirement for qualification as a regulated investment company under the Code. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Short-Short Test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.